                                             1933 Act Registration No. 033-16905
                                             1940 Act Registration No. 811-05309

    As filed with the Securities and Exchange Commission on February 28, 2007

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [x]
                      Pre-Effective Amendment No. _____                      [ ]
                      Post-Effective Amendment No. 85                        [x]

                                     and/or

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940
                                Amendment No. 85                             [x]

                      FIRST AMERICAN INVESTMENT FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                                800 Nicollet Mall
                          Minneapolis, Minnesota 55402
               (Address of Principal Executive Offices) (Zip Code)

                                 (612) 303-7987
              (Registrant's Telephone Number, including Area Code)

                                Richard J. Ertel
                               U.S. Bancorp Center
                          800 Nicollet Mall, BC-MN-H05F
                          Minneapolis, Minnesota 55402
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[x]  immediately upon filing pursuant to paragraph (b) of Rule 485.

[ ]  on (date) pursuant to paragraph (b) of Rule 485.

[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ]  on (date) pursuant to paragraph (a)(1) of Rule 485.

[ ]  75 days after filing pursuant to paragraph (a)(2) of Rule 485.

[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

February 28, 2007

                   PROSPECTUS
                            First American Investment Funds, Inc.
                            ASSET CLASS - STOCK FUNDS

INDEX FUNDS


Class A, Class B, Class C, Class R, and Class Y Shares


EQUITY INDEX FUND

MID CAP INDEX FUND
SMALL CAP INDEX FUND

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of these funds, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.

(FIRST AMERICAN FUNDS LOGO)

TABLE OF
CONTENTS


FUND SUMMARIES
    Equity Index Fund                                                  2
    Mid Cap Index Fund                                                 5
    Small Cap Index Fund                                               8
MORE ABOUT THE FUNDS
    Investment Strategies, Risks, and Other Investment
      Matters                                                         11
POLICIES AND SERVICES
    Purchasing, Redeeming, and Exchanging Shares                      12
    Managing Your Investment                                          22
ADDITIONAL INFORMATION
    Management                                                        23
    Financial Highlights                                              25
FOR MORE INFORMATION                                          Back Cover

Fund Summaries

Introduction

          This section of the prospectus describes the objectives of the First American Index Funds, summarizes the principal investment strategies used by each fund in trying to achieve its objective, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

          AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER
          GOVERNMENT AGENCY.


          THIS PROSPECTUS AND THE RELATED STATEMENT OF ADDITIONAL INFORMATION (SAI) DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SHARES IN THE FUNDS, NOR SHALL ANY SUCH SHARES BE OFFERED OR SOLD TO ANY PERSON IN ANY JURISDICTION IN WHICH AN OFFER, SOLICITATION, PURCHASE, OR SALE WOULD BE UNLAWFUL UNDER THE SECURITIES LAWS OF SUCH JURISDICTION.

                           PROSPECTUS - First American Index Funds

Fund Summaries
Equity Index Fund

OBJECTIVE

Equity Index Fund's objective is to provide investment results that correspond to the performance of the Standard & Poor's 500 Index (S&P 500 Index).

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, Equity Index Fund invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the S&P 500 Index. The S&P 500 Index is an unmanaged market-value weighted index consisting of 500 stocks chosen for market size, liquidity, sector performance and other factors. The index tracks the performance of the large cap U.S. equity market. As of December 31, 2006, market capitalizations of companies in the S&P 500 Index ranged from approximately $1.4 billion to $446.9 billion.


The fund's advisor believes that the fund's objective can best be achieved by investing in common stocks of approximately 90% to 100% of the issues included in the S&P 500 Index, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as possible, the composition of the S&P 500 Index.

Because the fund may not always hold all of the stocks included in the S&P 500 Index, and because the fund has expenses and the index does not, the fund will not duplicate the index's performance precisely. However, the fund's advisor believes there should be a close correlation between the fund's performance and that of the S&P 500 Index in both rising and falling markets.

The fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 500 Index of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 500 Index. If the fund is unable to achieve a correlation of 95% over time, the fund's board of directors will consider alternative strategies for the fund.

The fund also may invest up to 10% of its total assets in stock index futures contracts, options on stock indices, options on stock index futures, and index participation contracts based on the S&P 500 Index. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the S&P 500 Index, and to reduce transaction costs.

PRINCIPAL RISKS


The value of your investment in this fund will change daily, which means you could lose money. The principal risks of investing in this fund include:


- Common Stock Risk

- Derivative Instrument Risk

- Failure to Match Index Performance

See "More About the Funds" for a discussion of these risks.

FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of the other share classes will differ due to their different expense structures. Sales charges are not reflected in the chart; if they were, returns would be lower.



The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B, Class C, Class R, and Class Y shares, the table only includes returns before taxes. After-tax returns for Class B, Class C, Class R, and Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                      PROSPECTUS - First American Index Funds

Fund Summaries
Equity Index Fund CONTINUED

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.


Prior to July 1, 2004, Class R Shares were designated Class S shares, which had lower fees and expenses. The performance information in the chart and the table is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.



ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)


                                  (BAR CHART)

      32.51%      28.24%      20.12%      (9.80)%    (12.30)%    (22.46)%     27.89%      10.23%       4.38%      15.23%
       1997        1998        1999        2000        2001        2002        2003        2004        2005        2006

     Best Quarter:
     Quarter ended  December 31, 1998    21.30%
     Worst Quarter:
     Quarter ended  September 30, 2002  (17.27)%


                                                                                                             Since          Since
AVERAGE ANNUAL TOTAL RETURNS                 Inception                                                   Inception      Inception
AS OF 12/31/06                                    Date      One Year      Five Years      Ten Years      (Class C)      (Class R)
---------------------------------------------------------------------------------------------------------------------------------
Equity Index Fund
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)               12/14/92         8.89%           4.44%          7.21%            N/A            N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on
  distributions)                                               8.48%           4.15%          6.54%            N/A            N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on
  distributions and sale of fund shares)                       6.26%           3.73%          6.03%            N/A            N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class B (return before taxes)                8/15/94         9.36%           4.51%          7.01%            N/A            N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                 2/1/99        13.40%           4.84%            N/A          1.62%            N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class R (return before taxes)                9/24/01        14.99%           5.49%            N/A            N/A          7.97%
---------------------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                 2/4/94        15.52%           5.90%          8.08%            N/A            N/A
---------------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index(1) (reflects
no deduction for fees, expenses, or taxes)                    15.79%           6.19%          8.42%          3.00%          8.69%



(1)An unmanaged market-capitalization weighted index based on the average weighted performance of 500 widely held large-cap common stocks.

                      PROSPECTUS - First American Index Funds

Fund Summaries
Equity Index Fund CONTINUED

FEES AND EXPENSES


As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets.



--------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES(1)
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                      CLASS A      CLASS B      CLASS C      CLASS R      CLASS Y
--------------------------------------------------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
  (as a percentage of offering price)                            5.50%(2)     None         None         None         None
  MAXIMUM DEFERRED SALES CHARGE (LOAD)
  (as a percentage of original purchase price or redemption
  proceeds, whichever is less)                                   None         5.00%        1.00%        None         None
--------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
(as a percentage of average net assets)
--------------------------------------------------------------------------------------------------------------------------
  Management Fees                                                0.25%        0.25%        0.25%        0.25%        0.25%
  Distribution and/or Service (12b-1) Fees                       0.25%        1.00%        1.00%        0.50%        None
  Other Expenses                                                 0.26%        0.26%        0.26%        0.26%        0.26%
  Total Annual Fund Operating Expenses(3,4)                      0.76%        1.51%        1.51%        1.01%        0.51%
  Less Fee Waivers(5)                                           (0.14)%      (0.14)%      (0.14)%      (0.14)%      (0.14)%
  Net Expenses(5)                                                0.62%        1.37%        1.37%        0.87%        0.37%
---------------------------------------------------------------------------------------------------------------------------------



EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:



                                                CLASS B          CLASS B          CLASS C          CLASS C
                                               assuming      assuming no         assuming      assuming no
                                             redemption       redemption       redemption       redemption
                                              at end of        at end of        at end of        at end of
                               CLASS A      each period      each period      each period      each period      CLASS R      CLASS Y
------------------------------------------------------------------------------------------------------------------------------------
  1 year                       $  610         $    639          $    139        $    239          $    139      $   89       $   38
------------------------------------------------------------------------------------------------------------------------------------
  3 years                      $  766         $    863          $    463        $    463          $    463      $  308       $  149
------------------------------------------------------------------------------------------------------------------------------------
  5 years                      $  936         $  1,010          $    810        $    810          $    810      $  544       $  271
------------------------------------------------------------------------------------------------------------------------------------
  10 years                     $1,428         $  1,587          $  1,587        $  1,790          $  1,790      $1,224       $  627



(1)An annual account maintenance fee of $50 may be charged under certain circumstances. See "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Accounts with Low Balances."



(2)Investors may qualify for reduced sales charges.



(3)Total Annual Fund Operating Expenses are based on the fund's fiscal year ended October 31, 2006, absent any expense reimbursements or fee waivers, restated to reflect current fees.



(4)Total Annual Fund Operating Expenses do not include securities lending income received by the advisor. The advisor receives fees equal to 25% of the fund's net income from securities lending transactions in connection with the lending services it provides the fund.



(5)The advisor has contractually agreed to waive fees and reimburse other fund expenses through February 29, 2008, so that total annual fund operating expenses do not exceed 0.62%, 1.37%, 1.37%, 0.87%, and 0.37%, respectively, for Class A, Class B, Class C, Class R, and Class Y shares. These fee waivers and expense reimbursements may be terminated at any time after February 29, 2008, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund's board of directors.

                      PROSPECTUS - First American Index Funds

Fund Summaries
Mid Cap Index Fund

OBJECTIVE

Mid Cap Index Fund's objective is to provide investment results that correspond to the performance of the Standard & Poor's MidCap 400 Composite Index (S&P 400 Index).

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, Mid Cap Index Fund invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the S&P 400 Index. This index is an unmanaged market-value weighted index consisting of 400 stocks chosen for market size, liquidity, sector representation and other factors that represents the mid range sector of the U.S. stock market. As of December 31, 2006, market capitalizations of companies in the S&P 400 Index ranged from approximately $522 million to $10.6 billion.


The fund's advisor believes that the fund's objective can best be achieved by investing in common stocks of approximately 90% to 100% of the issues included in the S&P 400 Index, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as practicable, the composition of the S&P 400 Index.

Because the fund may not always hold all of the stocks included in the S&P 400 Index, and because the fund has expenses and the index does not, the fund will not duplicate the index's performance precisely. However, the fund's advisor believes there should be a close correlation between the fund's performance and that of the S&P 400 Index in both rising and falling markets.

The fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 400 Index of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 400 Index. If the fund is unable to achieve a correlation of 95% over time, the fund's board of directors will consider alternative strategies for the fund.

The fund also may invest up to 10% of its total assets in stock index futures contracts, options on stock indices, options on stock index futures, and index participation contracts based on the S&P 400 Index. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the S&P 400 Index, and to reduce transaction costs.

PRINCIPAL RISKS

The value of your investment in this fund will change daily, which means you could lose money. The principal risks of investing in this fund include:

- Common Stock Risk

- Derivative Instrument Risk

- Failure to Match Index Performance

- Mid-Cap Stock Risk

See "More About the Funds" for a discussion of these risks.

FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of the other share classes will differ due to their different expense structures. Sales charges are not reflected in the chart; if they were, returns would be lower.



The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B, Class C, Class R, and Class Y shares, the table only includes returns before taxes. After-tax returns for Class B, Class C, Class R, and Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                      PROSPECTUS - First American Index Funds

Fund Summaries
Mid Cap Index Fund CONTINUED

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.


Prior to July 1, 2004, Class R Shares were designated Class S shares, which had lower fees and expenses. The performance information in the chart and the table is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.



ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1)


                                  (BAR CHART)

      15.49%      (2.30)%    (15.06)%     34.17%      15.71%      11.97%       9.66%
       2000        2001        2002        2003        2004        2005        2006

     Best Quarter:
     Quarter ended  December 31, 2001    17.55%
     Worst Quarter:
     Quarter ended  September 30, 2001  (16.74)%


                                                                                              Since
                                                                                          Inception
                                                                                          (Class A,          Since          Since
AVERAGE ANNUAL TOTAL RETURNS              Inception                                    Class B, and      Inception      Inception
AS OF 12/31/06(1)                              Date      One Year      Five Years          Class Y)      (Class C)      (Class R)
---------------------------------------------------------------------------------------------------------------------------------
Mid Cap Index Fund
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)             11/4/99         3.63%           8.87%             9.18%            N/A            N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on
  distributions)                                            2.68%           8.06%             7.90%            N/A            N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on
  distributions and sale of fund
  shares)                                                   3.36%           7.48%             7.40%            N/A            N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class B (return before taxes)             11/4/99         3.78%           9.03%             9.26%            N/A            N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)             9/24/01         7.89%           9.32%               N/A         12.86%            N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class R (return before taxes)            11/27/00         9.28%           9.96%               N/A            N/A          8.12%
---------------------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)             11/4/99         9.93%          10.39%            10.31%            N/A            N/A
---------------------------------------------------------------------------------------------------------------------------------
Standard & Poor's MidCap 400 Index(2)
(reflects no deduction for fees,
expenses, or taxes)                                        10.32%          10.89%            11.15%         14.56%          9.20%



(1)Performance presented prior to 9/24/01 represents that of the Firstar MidCap Index Fund, a series of Firstar Funds, Inc., which merged into the fund on that date.



(2)An unmanaged market-value weighted index of 400 mid-cap companies.

                      PROSPECTUS - First American Index Funds

Fund Summaries
Mid Cap Index Fund CONTINUED

FEES AND EXPENSES


As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets.



-------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES(1)
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                     CLASS A      CLASS B      CLASS C      CLASS R      CLASS Y
-------------------------------------------------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
  (as a percentage of offering price)                          5.50%(2)      None         None         None         None
  MAXIMUM DEFERRED SALES CHARGE (LOAD)
  (as a percentage of original purchase price or redemption
  proceeds, whichever is less)                                  None        5.00%        1.00%         None         None
-------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
(as a percentage of average net assets)
-------------------------------------------------------------------------------------------------------------------------
  Management Fees                                              0.25%        0.25%        0.25%        0.25%        0.25%
  Distribution and/or Service (12b-1) Fees                     0.25%        1.00%        1.00%        0.50%         None
  Other Expenses                                                0.31%        0.31%        0.31%        0.31%        0.31%
  Total Annual Fund Operating Expenses(3,4)                     0.81%        1.56%        1.56%        1.06%        0.56%
  Less Fee Waivers(5)                                          (0.06)%      (0.06)%      (0.06)%      (0.06)%      (0.06)%
  Net Expenses(5)                                               0.75%        1.50%        1.50%        1.00%        0.50%
--------------------------------------------------------------------------------------------------------------------------------



EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:



                                                                                                   CLASS C
                                                CLASS B          CLASS B          CLASS C      ASSUMING NO
                                               assuming      assuming no         assuming       redemption
                                             redemption       redemption       redemption           at end
                                              at end of        at end of        at end of          of each
                               CLASS A      each period      each period      each period           period      CLASS R      CLASS Y
------------------------------------------------------------------------------------------------------------------------------------
  1 year                       $  622         $    653          $    153        $    253          $    153      $  102       $   51
------------------------------------------------------------------------------------------------------------------------------------
  3 years                      $  789         $    887          $    487        $    487          $    487      $  331       $  173
------------------------------------------------------------------------------------------------------------------------------------
  5 years                      $  969         $  1,044          $    844        $    844          $    844      $  579       $  307
------------------------------------------------------------------------------------------------------------------------------------
 10 years                      $1,491         $  1,649          $  1,649        $  1,851          $  1,851      $1,289       $  696



(1)An annual account maintenance fee of $50 may be charged under certain circumstances. See "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Accounts with Low Balances."



(2)Investors may qualify for reduced sales charges.



(3)Total Annual Fund Operating Expenses are based on the fund's fiscal year ended October 31, 2006, absent any expense reimbursements or fee waivers, restated to reflect current fees.



(4)Total Annual Fund Operating Expenses do not include securities lending income received by the advisor. The advisor receives fees equal to 25% of the fund's net income from securities lending transactions in connection with the lending services it provides the fund.



(5)The advisor has contractually agreed to waive fees and reimburse other fund expenses through February 29, 2008, so that total annual fund operating expenses do not exceed 0.75%, 1.50%, 1.50%, 1.00%, and 0.50%, respectively, for Class A, Class B, Class C, Class R, and Class Y shares. These fee waivers and expense reimbursements may be terminated at any time after February 29, 2008, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund's board of directors.

                      PROSPECTUS - First American Index Funds

Fund Summaries
Small Cap Index Fund

OBJECTIVE

Small Cap Index Fund's objective is to provide investment results that correspond to the performance of the Russell 2000 Index.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, Small Cap Index Fund invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization.) As of December 31, 2006, market capitalizations of companies in the Russell 2000 Index ranged from approximately $39 million to $3.1 billion.


The fund's advisor believes that the fund's objective can best be achieved by investing in common stocks of at least 90% of the issues included in the Russell 2000 Index, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as practicable, the composition of the Russell 2000 Index.

Because the fund may not always hold all of the stocks included in the Russell 2000 Index, and because the fund has expenses and the index does not, the fund will not duplicate the index's performance precisely. However, the fund's advisor believes there should be a close correlation between the fund's performance and that of the Russell 2000 Index in both rising and falling markets.

The fund will attempt to achieve a correlation between the performance of its portfolio and that of the Russell 2000 Index of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the Russell 2000 Index. If the fund is unable to achieve a correlation of 95% over time, the fund's board of directors will consider alternative strategies for the fund.

The fund also may invest up to 10% of its total assets in stock index futures contracts, options on stock indices, options on stock index futures, exchange traded index funds, and index participation contracts based on the Russell 2000 Index. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the Russell 2000 Index, and to reduce transaction costs.

PRINCIPAL RISKS

The value of your investment in this fund will change daily, which means you could lose money. The principal risks of investing in this fund include:

- Common Stock Risk

- Derivative Instrument Risk

- Failure to Match Index Performance

- Small-Cap Stock Risk

See "More About the Funds" for a discussion of these risks.

FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of the other share classes will differ due to their different expense structures. Sales charges are not reflected in the chart; if they were, returns would be lower.



The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B, Class C, Class R, and Class Y shares, the table only includes returns before taxes. After-tax returns for Class B, Class C, Class R, and Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                      PROSPECTUS - First American Index Funds

Fund Summaries
Small Cap Index Fund CONTINUED

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.


Prior to July 1, 2004, Class R Shares were designated Class S shares, which had lower fees and expenses. The performance information in the chart and the table is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.



ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1)


                                  (BAR CHART)

       7.66%      11.67%       6.25%     (22.47)%     45.73%      17.63%       3.48%      17.50%
       1999        2000        2001        2002        2003        2004        2005        2006

     Best Quarter:
     Quarter ended  June 30, 2003         22.96%
     Worst Quarter:
     Quarter ended  September 30, 2002  (21.55)%


                                                                                              Since
                                                                                          Inception
                                                                                          (Class A,          Since          Since
AVERAGE ANNUAL TOTAL RETURNS              Inception                                    Class R, and      Inception      Inception
AS OF 12/31/06(1)                              Date      One Year      Five Years          Class Y)      (Class B)      (Class C)
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Index Fund
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)            12/30/98        11.04%           8.84%             9.03%            N/A            N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on
  distributions)                                            8.64%           7.83%             7.94%            N/A            N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on
  distributions and sale of fund
  shares)                                                   9.71%           7.40%             7.47%            N/A            N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class B (return before taxes)            12/11/00        11.53%           8.90%               N/A          8.55%            N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)             9/24/01        15.64%           9.20%               N/A            N/A         13.15%
---------------------------------------------------------------------------------------------------------------------------------
  Class R (return before taxes)            12/30/98        17.17%           9.83%             9.60%            N/A            N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)            12/30/98        17.79%          10.29%            10.01%            N/A            N/A
---------------------------------------------------------------------------------------------------------------------------------
Russell 2000 Index(2) (reflects no
deduction for fees, expenses, or taxes)                    18.37%          11.39%             9.83%          9.64%         15.50%



(1)Performance presented prior to 9/24/01 represents that of the Firstar Small Cap Index Fund, a series of Firstar Funds, Inc., which merged into the fund on that date. The Firstar Small Cap Index Fund was organized on 12/11/00 and, prior to that, was a separate series of Mercantile Mutual Funds, Inc.



(2)An unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

                      PROSPECTUS - First American Index Funds

Fund Summaries
Small Cap Index Fund CONTINUED

FEES AND EXPENSES


As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Fund shareholders also indirectly bear a portion of the expenses of each investment company in which the fund may invest (the "acquired funds").



Management Fees, Distribution and/or Service (12b-1) Fees, and Other Expenses are based on the fund's most recently completed fiscal year, absent any expense reimbursements or fee waivers, restated to reflect current fees. Acquired Fund Fees and Expenses are based on the fund's average invested balance in each acquired fund during the last fiscal year and on the net expense ratios (reflecting fee waivers and expense reimbursements) of the acquired funds, as disclosed in the acquired funds' most recent shareholder reports. Acquired Fund Fees and Expenses will vary with changes in allocations and acquired fund expenses, including any change in an acquired fund's fee waiver and expense reimbursement arrangements.



--------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES(1)
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                      CLASS A      CLASS B      CLASS C      CLASS R      CLASS Y
--------------------------------------------------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
  (as a percentage of offering price)                            5.50%(2)     None         None         None         None
  MAXIMUM DEFERRED SALES CHARGE (LOAD)
  (as a percentage of original purchase price or redemption
  proceeds, whichever is less)                                   None         5.00%        1.00%        None         None
--------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES\
(expenses that are deducted from fund assets)
(as a percentage of average net assets)
--------------------------------------------------------------------------------------------------------------------------
  Management Fees                                                0.40%        0.40%        0.40%        0.40%        0.40%
  Distribution and/or Service (12b-1) Fees                       0.25%        1.00%        1.00%        0.50%        None
  Other Expenses                                                 0.45%        0.45%        0.45%        0.45%        0.45%
  Acquired Fund Fees and Expenses                                0.01%        0.01%        0.01%        0.01%        0.01%
  Total Annual Fund Operating Expenses(3,4)                      1.11%        1.86%        1.86%        1.36%        0.86%
  Less Fee Waivers(5)                                           (0.27)%      (0.27)%      (0.27)%      (0.27)%      (0.27)%
  Net Expenses(5)                                                0.84%        1.59%        1.59%        1.09%        0.59%
---------------------------------------------------------------------------------------------------------------------------------



EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:



                              CLASS B          CLASS B          CLASS C          CLASS C
                             assuming      assuming no         assuming      assuming no
                           redemption       redemption       redemption       redemption
                            at end of        at end of        at end of        at end of
             CLASS A      each period      each period      each period      each period        CLASS R        CLASS Y
----------------------------------------------------------------------------------------------------------------------
  1 year     $  631         $    662          $    162        $    262          $    162       $    111       $     60
----------------------------------------------------------------------------------------------------------------------
  3 years    $  858         $    959          $    559        $    559          $    559       $    404       $    247
----------------------------------------------------------------------------------------------------------------------
  5 years    $1,103         $  1,181          $    981        $    981          $    981       $    719       $    450
----------------------------------------------------------------------------------------------------------------------
 10 years    $1,804         $  1,961          $  1,961        $  2,158          $  2,158       $  1,612       $  1,036



(1)An annual account maintenance fee of $50 may be charged under certain circumstances. See "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Accounts with Low Balances."



(2)Investors may qualify for reduced sales charges.



(3)Total Annual Fund Operating Expenses are based on the fund's fiscal year ended October 31, 2006, absent any expense reimbursements or fee waivers, restated to reflect current fees. The fund's most recent annual report and financial highlights reflect the operating expenses of the fund and does not include Acquired Fund Fees and Expenses.



(4)Total Annual Fund Operating Expenses do not include securities lending income received by the advisor. The advisor receives fees equal to 25% of the fund's net income from securities lending transactions in connection with the lending services it provides the fund.



(5)The advisor has contractually agreed to waive fees and reimburse other fund expenses through February 29, 2008, so that total annual fund operating expenses, excluding acquired fund fees and expenses, do not exceed 0.83%, 1.58%, 1.58%, 1.08%, and 0.58%, respectively, for Class A, Class B, Class C, Class R, and Class Y shares. These fee waivers and expense reimbursements may be terminated at any time after February 29, 2008, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund's board of directors.

                      PROSPECTUS - First American Index Funds

More About the Funds

Investment Strategies, Risks, and Other Investment Matters

OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 60 days in advance. Please remember, there is no guarantee that any fund will achieve its objectives.

INVESTMENT STRATEGIES

The funds' principal investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. This section provides information about some additional non-principal strategies that the funds' investment advisor may use to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 800 677-FUND.

Temporary Investments.   In an attempt to respond to adverse market, economic,
political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds' advisor. Being invested in these securities may keep a fund from participating in a market upswing and prevent the fund from achieving its investment objectives.

Portfolio Turnover.   Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. Portfolio turnover for the funds is expected to be well below that of actively managed mutual funds. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.

PRINCIPAL RISKS

The principal risks of investing in each fund are identified in the "Fund Summaries" section. These risks are described below.

Common Stock Risk.   Stocks may decline significantly in price over short or
extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market. In addition, the types of stocks in which a particular fund invest, such as large-capitalization stocks, may underperform the market as a whole.

Derivative Instrument Risk.   The use of derivative instruments, such as
options, futures contracts, and options on futures contracts, exposes a fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the fund's initial investment in that instrument; and the risk that the counterparty will fail to perform its obligations, which could leave the fund worse off than if it had not entered into the position. If a fund uses derivative instruments and the advisor's judgment proves incorrect, the fund's performance could be worse than if it had not used these instruments.

Failure to Match Index Performance.   The ability of Equity Index Fund, Mid Cap
Index Fund, and Small Cap Index Fund to replicate the performance of their respective indices may be affected by, among other things, changes in securities markets, the manner in which performance of the index is calculated, changes in the composition of the index, the amount and timing of cash flows into and out of the fund, commissions, sales charges (if any), and other expenses.

Mid-Cap Stock Risk.   While stocks of mid-cap companies may be slightly less
volatile than those of small-cap companies, they still involve substantial risk. Mid-cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Small-Cap Stock Risk.   Stocks of small-cap companies involve substantial risk.
These companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies. Prices of small-cap stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small-cap companies at the desired time and price. Stocks at the bottom end of the capitalization range in which Small Cap Index Fund may invest sometimes are referred to as "micro-cap" stocks. These stocks may be subject to extreme price volatility, as well as limited liquidity and limited research.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the funds' policies and procedures with respect to the disclosure of each fund's portfolio securities is available in the funds' SAI.

                      PROSPECTUS - First American Index Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares

GENERAL

You may purchase, redeem, or exchange shares of the funds on any day when the New York Stock Exchange (NYSE) is open, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. Purchases, redemptions and exchanges may be restricted in the event of an early or unscheduled close of the NYSE.


The funds have authorized certain investment professionals and financial institutions ("financial intermediaries") to accept purchase, redemption, or exchange orders on their behalf. Your purchase or redemption price will be based on the net asset value (NAV) per share next calculated by the funds after your order is received by the funds or an authorized financial intermediary in proper form. Exchanges are also made at the NAV per share next calculated by the fund after your exchange request is received in proper form. See "Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Calculating Net Asset Value" below. Contact your financial intermediary to determine the time by which it must receive your order to be assured same day processing. To make sure your order is in proper form, you must follow the instructions set forth below under "Purchase, Redemption, and Exchange Procedures."


Some financial intermediaries may charge a fee for helping you purchase, redeem, or exchange shares. Contact your financial intermediary for more information. No such fee will be imposed if you purchase shares directly from the funds.

The funds may be offered only to persons in the United States. This prospectus should not be considered a solicitation or offering of fund shares outside the United States.

CHOOSING A SHARE CLASS

The funds issue their shares in five classes with each class having a different cost structure. As noted below, only certain eligible investors can purchase Class R and Class Y shares of the funds, whereas Class A, Class B and Class C shares (the "Retail Share Classes") are generally available to investors. You should decide which share class best suits your needs.

Eligibility to Invest in Class R and Class Y Shares

CLASS R SHARES generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans ("retirement plans"), and must be held in plan level or omnibus accounts.
Class R shares are not available to retail retirement or non-retirement accounts, Traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans and 529 college savings plans.

CLASS Y SHARES are offered to group retirement plans and to certain persons who are charged fees for advisory, investment, consulting or similar services by a financial intermediary or other service provider. Such persons may include, but are not limited to, individuals, corporations, and endowments.

Class Share Overview

                                         Contingent Deferred
                       Front-End Sales      Sales Charge         Annual 12b-1 Fees
                        Charge (FESC)          (CDSC)          (as a % of net assets)
-------------------------------------------------------------------------------------
Class A                     5.50%(1)            None(2)                 0.25%
Class B(3)                  None                5.00%(4)                1.00%
Class C(5)                  None                1.00%(6)                1.00%
Class R                     None                None                    0.50%
Class Y                     None                None                    None
-------------------------------------------------------------------------------------

(1)The FESC differs by fund and is reduced for larger purchases. See "Determining Your Share Price -- Class A Shares" below.

(2)Class A share investments of $1 million or more on which no FESC is paid may be subject to a 1% CDSC.

(3)Class B shares automatically convert to Class A shares eight years after purchase, which reduces future annual expenses since Class A shares have lower annual expenses.

(4)A CDSC of up to 5.00% applies to Class B shares if you redeem shares within six years of purchase. The CDSC declines over the six years as described below under "Determining Your Share Price -- Class B Shares."

(5)Class C shares do not convert to Class A shares so they will continue to have higher annual expenses than Class A shares for as long as you hold them.

(6)A 1.00% CDSC applies if you redeem your Class C shares within 12 months of purchase.

Among the Retail Share Classes, Class A shares may be a better choice if your investment qualifies for a reduced sales charge. You should not place Class B or Class C share orders that would cause your total investment in First American Funds Class A, Class B and Class C shares (not including First American money market funds) to equal or exceed $100,000 in the case of an order for Class B shares or $1 million dollars in the case of an order for Class C shares, using the aggregation principles discussed below under "Determining Your Share
Price -- Class A Shares -- Reducing Your Sales Charge on Class A Shares." To the extent operationally possible, these orders will be automatically rejected.

Class R or Class Y shares are generally a better choice than a Retail Share Class if you are eligible to purchase these share classes. However, if you intend to hold your shares for a long time, or if you are eligible to invest in Class A shares with a reduced or waived sales charge, Class A may be a better choice than an investment in Class R shares.

DETERMINING YOUR SHARE PRICE

Class A Shares

Your purchase price for Class A shares is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The

                      PROSPECTUS - First American Index Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares CONTINUED

sales charge you pay may differ slightly from the amount set forth below because of rounding that occurs in the calculation used to determine your sales charge.

                                Sales Charge
                       ------------------------------
                         As a %               As a %
                           of                 of Net
                        Offering              Amount
Purchase Amount          Price               Invested
-----------------------------------------------------
Less than $50,000        5.50%                5.82%
$50,000 - $99,999        4.50%                4.71%
$100,000 - $249,999      3.50%                3.63%
$250,000 - $499,999      2.50%                2.56%
$500,000 - $999,999      2.00%                2.04%
$1 million and over      0.00%                0.00%

Reducing Your Sales Charge on Class A Shares. As shown in the preceding table, larger purchases of Class A shares reduce the percentage sales charge you pay. In determining whether you are entitled to pay a reduced sales charge, you may aggregate certain other purchases with your current purchase, as follows.

Prior Purchases. Prior purchases of Class A, Class B, and Class C shares of any First American Fund (except a money market fund) will be factored into your sales charge calculation. You will receive credit for the current net asset value of the other Class A, Class B, and Class C shares you hold at the time of your purchase, including shares held in individual retirement, custodial or personal trust accounts. For example, let's say you're making a $10,000 investment and you already own other First American Fund Class A shares that are currently valued at $45,000. You will receive credit for the current value of these shares and your sales charge will be based on a total purchase amount of $55,000. If the current net asset value of your shares is less than their original purchase price, you may receive credit for their original purchase price instead, but only if you provide a written request to the funds and provide them with the records necessary to demonstrate the shares' purchase price.

Purchases by Related Accounts. Concurrent and prior purchases by certain other accounts of Class A, Class B, and Class C shares of any First American Fund (except a money market fund) also will be combined with your purchase to determine your sales charge. The fund will combine purchases made by you, your spouse or domestic partner, and your dependent children when it calculates the sales charge, including purchases in individual retirement, custodial and personal trust accounts.

Letter of Intent. If you plan to invest $50,000 or more over a 13-month period in Class A, Class B, or Class C shares of any First American Fund except the money market funds, you may reduce your sales charge for Class A purchases by signing a non-binding letter of intent. If you do not fulfill the letter of intent, you must pay the applicable sales charge. In addition, if you reduce your sales charge to zero under a letter of intent and then sell your Class A shares within 18 months of their purchase, you may be charged a contingent deferred sales charge of 1%. See "Class A Share Investments of Over $1 Million" below.

It is your responsibility to determine whether you are entitled to pay a reduced sales charge. The fund is not responsible for making this determination. To receive a reduced sales charge, you must notify the fund at the time of the purchase order that a quantity discount may apply to your current purchase. If you purchase shares by mail, you must notify the fund in writing. Otherwise, simply inform your financial intermediary, or Investor Services if you are purchasing shares directly from the funds, and they will notify the fund.

You should provide your financial intermediary with information or records regarding any other accounts in which there are holdings eligible to be aggregated, including:
- all of your accounts at your financial intermediary.
- all of your accounts at any other financial intermediary.
- all accounts of any related party (such as a spouse or dependent child) held with any financial intermediary.

You should keep the records necessary to demonstrate the purchase price of shares held in these accounts since neither the fund and its transfer agent nor your financial intermediary may have this information.

More information on these ways to reduce your sales charge appears in the SAI.

Purchasing Class A Shares Without a Sales Charge. The following persons may purchase a fund's Class A shares at net asset value without a sales charge:
- directors, advisory board members, full-time employees and retirees of the advisor and its affiliates.
- current and retired officers and directors of the funds.
- full-time employees of any broker-dealer authorized to sell fund shares.
- full-time employees of the fund's counsel.
- members of the immediate families of any of the foregoing (i.e., a spouse or domestic partner and any dependent children).
- persons who purchase the funds through "one-stop" mutual fund networks through which the funds are made available.
- persons participating in a fee-based program sponsored and maintained by a registered broker-dealer.
- trust companies and bank trust departments acting in a fiduciary, advisory, agency, custodial or similar capacity.
- group retirement plans.

You must notify the funds or your financial intermediary if you are eligible to purchase Class A shares without a sales charge.

Reinvesting After a Redemption.   If you redeem Class A shares of a First
American Fund (except money market fund shares on which you have not paid a sales charge), you

                      PROSPECTUS - First American Index Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares CONTINUED

may reinvest in Class A shares of that fund or another First American Fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the fund directly in writing or notify your financial intermediary.

Class A Share Investments of Over $1 Million. There is no initial sales charge on Class A share purchases of $1 million or more (including purchases that reach the $1 million level as a result of aggregating prior purchases and purchases by related accounts). However, your financial intermediary may receive a commission of up to 1% on your purchase. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months. The CDSC you pay may differ slightly from this amount because of rounding that occurs in the calculation used to determine your CDSC. To find out whether you will be assessed a CDSC, ask your financial intermediary.

The CDSC is based on the value of your shares at the time of purchase or at the time of redemption, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class A shares that are not subject to a CDSC will be redeemed first. The CDSC will be waived in the circumstances described below under "Waiving Contingent Deferred Sales Charges."

Additional Information on Reducing Sales Charges. A link to information regarding the funds' Class A share sales charge breakpoints is available on the funds' web site at www.firstamericanfunds.com.

Class B Shares

Your purchase price for Class B shares is their net asset value -- there is no front-end sales charge. However, if you redeem your shares within six years of purchase, you will pay a CDSC, as reflected in the following table.

                              CDSC as a % of the value
Year since purchase                     of your shares
------------------------------------------------------
First                                            5.00%
Second                                           5.00%
Third                                            4.00%
Fourth                                           3.00%
Fifth                                            2.00%
Sixth                                            1.00%
Seventh                                          0.00%
Eighth                                           0.00%

The CDSC you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your CDSC.
Your CDSC will be based on the value of your shares at the time of purchase or at the time of redemption, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class B shares that are not subject to a CDSC will be redeemed first; other Class B shares will then be redeemed in an order that minimizes your CDSC. The CDSC will be waived in the circumstances described below under "Waiving Contingent Deferred Sales Charges."

Your Class B shares and any related shares acquired by reinvesting your dividend or capital gain distributions will automatically convert to Class A shares eight years after the beginning of the month in which you purchased the shares.

Class C Shares

Your purchase price for Class C shares is their net asset value -- there is no front-end sales charge. However, if you redeem your shares within 12 months of purchase, you will be assessed a CDSC of 1% of the value of your shares at the time of purchase or at the time of sale, whichever is less. The CDSC you pay may differ slightly from this amount because of rounding that occurs in the calculation used to determine your CDSC. The CDSC does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class C shares that are not subject to a CDSC will be redeemed first. The CDSC will be waived in the circumstances described below under "Waiving Contingent Deferred Sales Charges."

Unlike Class B shares, Class C shares do not convert to Class A shares after a specified period of time. Therefore, your shares will continue to have higher annual expenses than Class A shares.

Retirement Plan Availability of Class B and Class C Shares

Class B and Class C shares are available to individual plans and certain smaller group plans, such as SIMPLE and SEP plans. Class B and Class C shares are not available to certain employer-sponsored plans, such as 401(k), employer-sponsored 403(b), money purchase and profit sharing plans.

Waiving Contingent Deferred Sales Charges


CDSCs on Class A, Class B, and Class C share redemptions will be waived for:

- redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.
- redemptions that equal the minimum required distribution from an IRA or other retirement plan to a shareholder who has reached the age of 70 1/2.
- redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. The systematic withdrawal limit will be based on the market value of your account at the time of each withdrawal.

                      PROSPECTUS - First American Index Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares CONTINUED

- redemptions required as a result of over-contribution to an IRA plan.

Class R and Class Y Shares

Your purchase price for Class R and Class Y shares is their net asset value. These share classes do not have a front-end sales charge or a CDSC.

12B-1 FEES

Each fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act that allows the fund to pay its distributor an annual fee for the distribution and sale of its shares and/or for services provided to shareholders. The funds do not pay 12b-1 fees on Class Y shares. The 12b-1 fees paid by the funds are designated as distribution fees and/or shareholder servicing fees, as described below.

                                  Annual 12b-1 Fees
                             (as a percentage of average
                                  daily net assets)
                             ----------------------------
                                             Shareholder
                             Distribution     Servicing
                                  Fee            Fee
---------------------------------------------------------
Class A                           None           0.25%
Class B                           0.75%          0.25%
Class C                           0.75%          0.25%
Class R                           0.25%          0.25%
Class Y                           None           None

Because 12b-1 fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

COMPENSATION PAID TO FINANCIAL INTERMEDIARIES

The funds' distributor receives any front-end sales charge or CDSC that you pay and any 12b-1 fees paid by the funds. From this revenue, the distributor will pay financial intermediaries for the services they provide. The funds' advisor and/or distributor may make additional payments to intermediaries from their own assets, as described below under "Additional Payments to Financial Intermediaries."

Sales Charge Reallowance

The distributor pays (or "reallows") a portion of the front-end sales charge on Class A shares to your financial intermediary, as follows:

                              Maximum Reallowance
                                   as a % of
Purchase Amount                 Purchase Price
------------------------------------------------------
Less than $50,000                    5.00%
$50,000 - $99,999                    4.00%
$100,000 - $249,999                  3.25%
$250,000 - $499,999                  2.25%
$500,000 - $999,999                  1.75%
$1 million and over                  0.00%

Sales Commissions

There is no initial sales charge on Class A share purchases of $1 million or more; however, your financial intermediary may receive a commission of up to 1% on your purchase. Although you pay no front-end sales charge when you buy Class B or Class C shares, the funds' distributor pays a sales commission of 4.25% of the amount invested to financial intermediaries that sell Class B shares and 1.00% of the amount invested to intermediaries selling Class C shares.

12b-1 Fees

The funds' distributor uses the 12b-1 shareholder servicing fee to compensate financial intermediaries for administrative services performed on behalf of the intermediaries' customers. These intermediaries receive shareholder servicing fees of up to 0.25% of a fund's Class A, Class B, Class C, and Class R share average daily net assets attributable to shares sold through them. For Class A and Class R shares, the distributor begins to pay shareholder servicing fees to these intermediaries immediately after you purchase shares. For Class B and Class C shares, the distributor begins to pay shareholder servicing fees to these intermediaries one year after you purchase shares, but only if you continue to hold the shares at that time.


The funds' distributor uses the 12b-1 distribution fee to compensate financial intermediaries for the sale of fund shares to their customers. The funds' distributor pays intermediaries that sell Class C shares a 0.75% annual distribution fee beginning one year after the shares are sold. The funds' distributor pays intermediaries that sell Class R shares a 0.25% annual distribution fee beginning immediately after you purchase shares. The funds' distributor retains the Class B share 0.75% annual distribution fee in order to finance the payment of sales commissions to intermediaries that sell Class B shares.


In all cases, intermediaries continue to receive 12b-1 fees for as long as you hold fund shares.

                      PROSPECTUS - First American Index Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares CONTINUED

Additional Payments to Financial Intermediaries

The advisor and/or the distributor may pay additional compensation to financial intermediaries out of their own resources in connection with the sale or retention of fund shares and/or in exchange for sales and/or administrative services performed on behalf of the intermediaries' customers. The amount of these payments may be significant, and may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the funds to you. These payments are not reflected in the fees and expenses listed in the "Fund Summaries" section of the prospectus because they are not paid by the funds.

These payments are negotiated and may be based on such factors as the number or value of shares that the financial intermediary sells or may sell; the value of the assets invested in the funds by the intermediary's customers; reimbursement of ticket or operational charges (fees that an intermediary charges its representatives for effecting transactions in fund shares); lump sum payment for services provided; the type and nature of services or support furnished by the intermediary; and/or other measures as determined from time to time by the advisor and/or distributor.

The advisor and/or distributor may make other payments or allow other promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations. Certain intermediaries also receive payments in recognition of sub-accounting, recordkeeping or other services they provide to shareholders or plan participants who invest in the fund or other First American Funds through their retirement plan.

You can ask your financial intermediary for information about any payments it receives from the advisor and/or the distributor and from the funds, and any services your intermediary provides, as well as about fees and/or commissions your intermediary charges. You can also find more details about payments made by the advisor, and/or the distributor in the funds' SAI.

PURCHASE, REDEMPTION, AND EXCHANGE PROCEDURES

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

As a result, when you open an account, we will ask for your name, permanent street address, date of birth, and social security or taxpayer identification number. Addresses containing a P.O. Box only will not be accepted. We may also ask for other identifying documents or information.

Purchasing Class A, Class B, and Class C Shares

You can become a shareholder in any of the funds by making the following minimum initial or additional investments.

                                Minimum      Minimum
                                Initial     Additional
Account Types                  Investment   Investment
------------------------------------------------------
Retirement plan, Uniform Gift
to Minors Act (UGMA)/
Uniform Transfers to Minors
Act (UTMA) accounts              $  500        $ 25
All other accounts               $1,000        $100

The funds have the right to waive these minimum investment requirements for shares offered through certain institutions and for employees of the funds' advisor and its affiliates. The funds also have the right to reject any purchase order.

By Phone. You can purchase shares by calling your financial intermediary, if they have a sales agreement with the funds' distributor. You can also place purchase orders of $100 or more by calling Investor Services at 800 677-FUND. Funds will be transferred electronically from your bank account through the Automated Clearing House (ACH) network. Before making a purchase by electronic funds transfer, you must submit a new account form to the funds and elect this option. Be sure to include all of your banking information on the form.


By Wire.   You can purchase shares by making a wire transfer from your bank.
Before making an initial investment by wire, you must submit a new account form to the funds. After receiving your form, a service representative will contact you with your account number and wiring instructions. Your order will be priced at the next NAV, or public offering price as applicable based on your share class, calculated after the funds' custodian receives your payment by wire. Before making any additional purchases by wire, you should call Investor Services at 800 677-FUND. You cannot purchase shares by wire on days when federally chartered banks are closed.


By Mail.   To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:

REGULAR U.S. MAIL:         OVERNIGHT EXPRESS MAIL:
------------------------   ------------------------
First American Funds       First American Funds
P.O. Box 3011              615 East Michigan Street
Milwaukee, WI 53201-3011   Milwaukee, WI 53202

After you have established an account, you may continue to purchase shares by mailing your check to First American Funds at the same address.

Please note the following:
- All purchases must be drawn on a bank located within the United States and payable in U.S. dollars to First American Funds.

                      PROSPECTUS - First American Index Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares CONTINUED

- Cash, money orders, cashier's checks in amounts less than $10,000, third-party checks, Treasury checks, credit card checks, traveler's checks, starter checks, and credit cards will not be accepted. We are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.
- If a check or ACH does not clear your bank, the funds reserve the right to cancel the purchase, and you may be charged a fee of $25 per check or transaction. You could be liable for any losses or fees incurred by the fund as a result of your check or ACH transaction failing to clear.

By Systematic Investment Plan.   To purchase shares as part of a savings
discipline, you may add to your investment on a regular basis:
- by having $100 or more ($25 for a retirement account or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account) automatically withdrawn from your bank account on a periodic basis and invested in fund shares, or
- through automatic monthly exchanges of your First American fund into another First American fund of the same class.

You may apply for participation in either of these programs through your financial intermediary or by calling Investor Services at 800 677-FUND.

Redeeming Class A, Class B, and Class C Shares

When you redeem shares, the proceeds are normally sent on the next business day, but in no event more than seven days, after your request is received in proper form.

By Phone.   If you purchased shares through a financial intermediary, simply call them to redeem your shares.

If you did not purchase shares through a financial intermediary, you may redeem your shares by calling Investor Services at 800 677-FUND. Proceeds can be wired to your bank account (if the proceeds are at least $1,000 and you have previously supplied your bank account information to the fund) or sent to you by check. The funds charge a $15 fee for wire redemptions, which in certain instances may be waived. Proceeds also can be sent directly to your bank or brokerage account via electronic funds transfer if your bank or brokerage firm is a member of the ACH network. Credit is usually available within 2-3 business days. The First American Funds reserve the right to limit telephone redemptions to $50,000 per day.

If you recently purchased your shares by check or through the ACH network, proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 15 calendar days from the date of purchase.

By Mail.   To redeem shares by mail, send a written request to your financial intermediary, or to the fund at the following address:

REGULAR U.S. MAIL:         OVERNIGHT EXPRESS MAIL:
------------------------   ------------------------
First American Funds       First American Funds
P.O. Box 3011              615 East Michigan Street
Milwaukee, WI 53201-3011   Milwaukee, WI 53202

Your request should include the following information:
- name of the fund
- account number
- dollar amount or number of shares redeemed
- name on the account
- signatures of all registered account owners

A signature guarantee is required on written requests if:
- you would like redemption proceeds to be paid to anyone other than to the shareholder of record.
- you would like the redemption check mailed to an address or bank account other than those on the fund's records, or you have changed the address on the fund's records within the last 30 days.
- your redemption request is more than $50,000.
- bank information related to an automatic investment plan, telephone purchase or telephone redemption is changed.

In addition to the situations described above, the funds reserve the right to require a signature guarantee in other instances based on the circumstances of a particular situation.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee signatures. Call your financial intermediary to determine if it has this capability. A notary public is not an acceptable signature guarantor.

Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

By Wire.   You can call or write to have redemption proceeds sent to a bank account. See the policies for redeeming shares by phone or by mail. Before requesting to have redemption proceeds sent to a bank account, please make sure the funds have your bank account information on file. If the funds do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip. If the bank and fund accounts do not have at least one common owner, you must provide written instructions signed by all fund and bank account owners, and each individual must have their signature guaranteed.

By Systematic Withdrawal Plan.   If your account has a value of $5,000 or more,
you may redeem a specific dollar amount from your account on a regular basis. You may set up

                      PROSPECTUS - First American Index Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares CONTINUED

a systematic withdrawal when you complete a new account form or by calling your financial intermediary.

You should not make systematic withdrawals if you plan to continue investing in a fund, due to sales charges and tax liabilities.

Exchanging Class A, Class B, and Class C Shares

If your investment goals or your financial needs change, you may move from one First American Fund to another First American Fund. There is no fee to exchange shares.

Generally, you may exchange your shares only for the same class of shares of the other fund, with certain exceptions, including, you may exchange your Class A shares for Class Y shares of the same or another First American Fund if you subsequently become eligible to purchase Class Y shares.

When you exchange your Class A shares of one of the funds for Class A shares of another First American fund, you do not have to pay a sales charge. When you exchange your Class B or Class C shares for Class B or Class C shares of another First American fund, the time you held the shares of the "old" fund will be added to the time you hold the shares of the "new" fund for purposes of determining your CDSC or, in the case of Class B shares, calculating when your shares convert to Class A shares.


Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges that are deemed to constitute short-term trading. See "Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Short-Term Trading of Fund Shares" below.


By Phone.   If both funds have identical shareholder registrations, you may exchange shares by calling your financial intermediary or by calling the funds directly at 800 677-FUND.


By Mail.   To exchange shares by written request, please follow the procedures under "Redeeming Class A, Class B, and Class C Shares" above. Be sure to include the names of both funds involved in the exchange.


By Systematic Exchange Plan.   You may add to your investment on a regular basis
through automatic monthly exchanges of your First American fund into another First American fund of the same class. You may apply for participation in this program through your financial intermediary or by calling Investor Services at 800 677-FUND.

Purchasing, Redeeming, and Exchanging Class R Shares

Eligible retirement plans generally may open an account and purchase Class R shares by contacting any financial intermediary or plan administrator authorized to sell the funds' shares. Participants in retirement plans generally must contact the plan's administrator to purchase, redeem or exchange shares.

Share purchases by eligible retirement plans are generally made by wire transfer. You cannot purchase shares by wire on days when federally chartered banks are closed.

Purchase orders and redemption requests from a retirement plan or participant in the plan must be received by the financial intermediary or plan administrator by the time specified by that institution to be assured same day processing. In order for shares to be purchased or sold at that day's price, the funds must receive the purchase order or redemption request from the financial intermediary or plan administrator by 3:00 p.m. Central time. It is the responsibility of the financial intermediary or plan administrator to promptly transmit orders to the funds.

If the funds receive a redemption request by 3:00 p.m. Central time, payment of the redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

Exchanging Class R Shares.   If you are a plan participant and your investment
goals or your financial needs change, you may exchange your shares for Class R shares of another First American Fund offered through your retirement plan. There is no fee to exchange shares.

To exchange your shares, call your financial intermediary or plan administrator. In order for your shares to be exchanged the same day, you must call your financial intermediary or plan administrator by the time specified by that institution and your exchange order must be received by the funds by 3:00 p.m. Central time. It is the responsibility of your financial intermediary or plan administrator to promptly transmit your exchange order to the funds.


Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies, or the funds offered through your retirement plan may change, at any time. You will be notified of any changes. The funds have the right to limit exchanges that are deemed to constitute short-term trading. See "Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Short-Term Trading of Fund Shares" below.

                      PROSPECTUS - First American Index Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares CONTINUED

Purchasing, Redeeming, and Exchanging Class Y Shares

You may purchase or redeem shares by calling your financial intermediary. When purchasing shares, payment must generally be made by wire transfer, which can be arranged by your financial intermediary. You cannot purchase shares by wire on days when federally chartered banks are closed. The funds reserve the right to impose minimum investment amounts on clients of financial intermediaries that charge the funds or the advisor transaction or recordkeeping fees.

If the fund or an authorized financial intermediary receives your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

Exchanging Class Y Shares.   If your investment goals or your financial needs
change, you may exchange your shares for Class Y shares of another First American Fund. There is no fee to exchange shares. If you are no longer eligible to purchase Class Y shares, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.

To exchange your shares, call your financial intermediary.


Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges that are deemed to constitute short-term trading. See "Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Short-Term Trading of Fund Shares" below.


Systematic Transactions.   You may add to your investment, or redeem a specific
dollar amount from your account, on a regular, automatic basis through a systematic investment or withdrawal plan. You may also move from one First American Fund to another First American Fund of the same class on a regular basis through automatic monthly exchanges. You may apply for participation in these programs through your financial intermediary.

You should not make systematic withdrawals if you plan to continue investing in a fund, due to sales charges and tax liabilities.

ADDITIONAL INFORMATION ON PURCHASING, REDEEMING, AND EXCHANGING SHARES

Calculating Net Asset Value

The funds generally calculate their NAV as of 3:00 p.m. Central time every day the New York Stock Exchange is open.


A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares.



Investments and other assets will be valued at their market values. For securities traded on an exchange, we receive the price as reported by the exchange from one or more independent pricing services that have been approved by the funds' board of directors. These independent pricing services also provide security valuations for certain other investments not traded on an exchange. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using procedures approved by the funds' board of directors. Under these procedures, fair values are generally determined by a pricing committee appointed by the board of directors, except that the International Fund and International Select Fund may rely on the recommendations of a fair value pricing service approved by the funds' board of directors in valuing foreign securities. The types of securities for which such fair value pricing might be required include, but are not limited to:

- Securities, including securities traded in foreign markets, where an event occurs after the close of the market in which such security principally trades, but before NAV is determined, that will affect the value of such security, or the closing value is otherwise deemed unreliable;
- Securities whose trading has been halted or suspended;
- Fixed-income securities that have gone into default and for which there is no current market value quotation; and
- Securities with limited liquidity, including certain high-yield securities or securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

International Fund and International Select Fund will hold portfolio securities that trade on weekends or other days when the funds do not price their shares. Therefore, the net asset value of the shares of these underlying funds may change on days when shareholders will not be able to purchase or redeem their fund shares.

Short-Term Trading of Fund Shares


The funds discourage purchases and redemptions of their shares in response to short-term fluctuations in the securities markets. The funds' board of directors has adopted policies and procedures designed to detect and deter short-term trading in the funds' shares that may disadvantage long-term fund shareholders. These policies are described below. The funds will

                      PROSPECTUS - First American Index Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares CONTINUED

not knowingly accommodate trading in the funds' shares in violation of these policies. As discussed below, however, there is no guarantee that the funds will be able to detect such trading in all accounts. See "Omnibus Accounts" below.

Risks Associated with Short-Term Trading.   Short-term trading in a fund's
shares, particularly in larger amounts, may be detrimental to long-term shareholders of the fund. Depending on various factors, including the size of a fund, the amount of assets the fund typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades, and the types of securities in which the fund typically invests, short-term trading may interfere with the efficient management of the fund's portfolio, increase the fund's transaction costs, administrative costs and taxes, and/or impact the fund's performance.

In addition, the nature of a fund's portfolio holdings may allow a shareholder engaging in a short-term trading strategy to take advantage of possible delays between the change in the value of a fund's portfolio holdings and the reflection of that change in the net asset value of the fund's shares. Such a delay may occur in funds that have significant investments in foreign securities, where the value of those securities is established some time before the fund calculates its own share price, or in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. This type of short-term trading is sometimes referred to as "arbitrage market timing," and there is the possibility that such trading may dilute the value of fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices.

Short-Term Trading Policies.   The funds' advisor monitors trading in fund
shares in an effort to identify short-term trading activity that may disadvantage long-term shareholders. Only transactions that exceed a certain dollar threshold that has been determined to be potentially disruptive to the management of a fund are subject to monitoring. It is the policy of the funds to permit no more than one round trip by an investor during any 90-calendar-day period. A round trip is defined as a purchase into or redemption out of a fund (including purchases or redemptions accomplished by an exchange) paired with an opposite direction redemption out of or purchase into the same fund within 10 calendar days, in a dollar amount that exceeds the monitoring threshold. If the advisor determines that a shareholder has made more than one round trip during any 90-calendar-day period, the shareholder conducting such trading will, in less serious instances, be given an initial warning to discontinue such trading. In more serious instances (generally involving larger dollar amounts), or in the case of a second violation after an initial warning has been given, the shareholder may be temporarily or permanently barred from making future purchases into one or all of the funds or, alternatively, the funds may limit the amount, number or frequency of any future purchases and/or the method by which the shareholder may request future purchases (including purchases by an exchange or transfer between a fund and any other fund). In addition to the foregoing sanctions, the funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the rejection of purchase orders and the revocation of exchange privileges, and in considering which sanctions to impose, the funds may consider an investor's trading history in any of the First American Funds, in non-First American mutual funds, or in accounts under a person's common ownership or control.

Certain transactions are not subject to the funds' short-term trading policies. These include transactions such as systematic redemptions and purchases; retirement plan contributions, loans and distributions (including hardship withdrawals); purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations; regular portfolio re-balancings in fee-based programs of registered investment advisors, financial planners and registered broker-dealers; and similar transactions.

Omnibus Accounts.   Fund shares are frequently held through omnibus account
arrangements, whereby a broker-dealer, investment advisor, retirement plan sponsor or other financial intermediary maintains an omnibus account with a fund for trading on behalf of its customers. The funds seek to apply their short-term trading policies and procedures to these omnibus account arrangements and will request that the intermediary provide individual account level detail (or participant level detail in the case of retirement plans) to the funds if more than one round trip in any 90 day period is detected at the omnibus or plan level and such round trips appear to be (a) attributable to an individual shareholder or plan participant and (b) potentially detrimental to the respective fund and its shareholders based on such factors as the time between transactions, the size of the transactions and the type of fund involved. If short-term trading is detected at the individual account or participant level, the funds will request that the financial intermediary take appropriate action to curtail the activity. If the financial intermediary does not take action, the funds will take such steps as are reasonably practicable to curtail the excessive trading, including terminating the relationship with the intermediary if necessary.

                      PROSPECTUS - First American Index Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares CONTINUED


While the funds will request that financial intermediaries either apply the funds' short-term trading policies to their customers who invest indirectly in the funds, or maintain policies reasonably designed to achieve the objective of the funds' short-term trading policies, the funds are limited in their ability to monitor the trading activity or enforce the funds' short-term trading policies with respect to customers of financial intermediaries. For example, the funds might not be able to detect any short-term trading facilitated by a financial intermediary, if this were to occur.


Telephone Transactions

The funds and their agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The funds and their agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations.

It may be difficult to reach the funds by telephone during periods of unusual market activity. If you are unable to reach the funds or their agents by telephone, please consider sending written instructions.

Accounts with Low Balances

If your account balance falls below $500, the funds reserve the right to either:
- deduct a $50 annual account maintenance fee, or
- close your account and send you the proceeds, less any applicable contingent deferred sales charge.

Before taking any action, however, the funds will send you written notice of the action they intend to take and give you 30 days to re-establish a minimum account balance of $500.

                      PROSPECTUS - First American Index Funds

Policies and Services
Managing Your Investment

STAYING INFORMED

Shareholder Reports

Shareholder reports are mailed twice a year. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the report of independent registered public accounting firm.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.

Statements and Confirmations

Statements summarizing activity in your account are mailed quarterly. Confirmations generally are mailed following each purchase or sale of fund shares, but some transactions, such as systematic purchases and dividend reinvestments, are reported on your account statement. Generally, the funds do not send statements for shares held in a brokerage account or to individuals who have their shares held in an omnibus account, such as retirement plan participants. Please review your statements and confirmations as soon as you receive them and promptly report any discrepancies to your financial intermediary or to Investor Services at 800 677-FUND.

DIVIDENDS AND DISTRIBUTIONS


Dividends from a fund's net investment income are declared and paid monthly for Equity Index Fund, and quarterly for Mid Cap Index Fund and Small Cap Index Fund. Any capital gains are distributed at least once each year.


On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund, unless you request that distributions be reinvested in another First American Fund or paid in cash. This request may be made on your new account form, by contacting your financial intermediary, or by calling Investor Services at 800 677-FUND. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in fund shares at the current NAV.

TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the SAI. However, because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

Taxes on Distributions

Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).


Dividends paid from the net investment income of each fund may constitute "qualified dividends" taxable at the same rate as long-term capital gains (currently subject to a maximum rate of 15%). Each fund will inform its shareholders of the portion of its dividends (if any) that constitutes "qualified dividends." Dividends paid from a fund's net investment income that do not constitute "qualified dividends" and dividends paid from short-term capital gains are taxable as ordinary income. Distributions of a fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. Mid Cap Index Fund and Small Cap Index Fund expect that, as a result of their investment objectives and strategies, their distributions will consist primarily of capital gains.


Taxes on Transactions

The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.


If in redemption of his or her shares a shareholder receives a distribution of securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.


The exchange of one class of shares for another class of shares in the same fund will not be taxable.

Considerations for Retirement Plan Clients

A plan participant whose retirement plan invests in a fund generally is not taxed on fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for federal income tax purposes. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income. You should consult your tax professional about federal, state and local tax considerations.

                      PROSPECTUS - First American Index Funds

Additional Information
Management


FAF Advisors, Inc., formerly known as U.S. Bancorp Asset Management, Inc., is the funds' investment advisor. FAF Advisors provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of December 31, 2006, FAF Advisors and its affiliates had more than $100 billion in assets under management, including investment company assets of more than $74 billion. As investment advisor, FAF Advisors manages the funds' business and investment activities, subject to the authority of the funds' board of directors.



Each fund pays the investment advisor a monthly management fee for providing investment advisory services. The table below reflects management fees paid to the investment advisor, after taking into account any fee waivers, for the funds' most recently completed fiscal year.



                               Management fee as a % of
                               average daily net assets
-------------------------------------------------------
EQUITY INDEX FUND                        0.10%
MID CAP INDEX FUND                       0.19%
SMALL CAP INDEX FUND                     0.15%
-------------------------------------------------------



A discussion regarding the basis for the board of directors' approval of the funds' investment advisory agreement appears in the funds' annual report to shareholders for the fiscal year ended October 31, 2006.


Direct Correspondence to:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

Investment Advisor

FAF Advisors, Inc.
800 Nicollet Mall

Minneapolis, MN 55402


Distributor

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

ADDITIONAL COMPENSATION


FAF Advisors, U.S. Bank National Association (U.S. Bank) and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American Funds. As described above, FAF Advisors receives compensation for acting as the funds' investment advisor. FAF Advisors, U.S. Bank and their affiliates also receive compensation from the funds as set forth below.


Custody Services.   U.S. Bank provides custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.005% of each fund's average daily net assets.


Administration Services.   FAF Advisors and its affiliate, U.S. Bancorp Fund
Services, LLC (Fund Services), act as the funds' administrator and sub-administrator, respectively, providing administration services that include general administrative and accounting services, blue sky services and shareholder services. For such services, each fund pays FAF Advisors the fund's pro rata portion of up to 0.25% of the aggregate average daily net assets of all open-end funds in the First American family of funds. FAF Advisors pays Fund Services a portion of its fee, as agreed to from time to time. In addition to these fees, the funds may reimburse FAF Advisors for any out-of-pocket expenses incurred in providing administration services.


Transfer Agency Services.   Fund Services provides transfer agency and dividend
disbursing services, as well as certain shareholder services, to the funds. Fund Services receives fees for transfer agency and dividend disbursing services on a per shareholder account basis, subject to a minimum fee per share class. In addition, the funds may reimburse Fund Services for any out-of-pocket expenses incurred in providing transfer agency services.

Distribution Services.   Quasar Distributors, LLC, an affiliate of FAF Advisors,
receives distribution and shareholder servicing fees for acting as the funds' distributor.


Securities Lending Services.   In connection with lending their portfolio
securities, the funds pay fees to FAF Advisors of up to 25% of each fund's net income from these securities lending transactions. In addition, collateral for securities on loan will be invested in a money market fund administered by FAF Advisors and FAF Advisors will receive an administration fee equal to 0.02% of such funds average daily net assets.


Other Compensation.   To the extent that fund shares are held through U.S. Bank
or its broker-dealer affiliate, U.S. Bancorp Investments, Inc., those entities may receive distribution and/or shareholder servicing fees from the funds' distributor as well as other payments from the funds' distributor and/or advisor as described above under "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Compensation Paid to Financial Intermediaries -- Additional Payments to Financial Intermediaries."


PORTFOLIO MANAGEMENT



The portfolio managers responsible for each fund's management are:



Walter A. French, Senior Equity Portfolio Manager. Mr. French has served as the primary portfolio manager for the Equity Index Fund since October 1999, and the Mid Cap Index Fund and Small Cap Index Fund since March 2001. Mr. French

                      PROSPECTUS - First American Index Funds

Additional Information
Management CONTINUED


joined FAF Advisors in 1999 and entered the financial services industry in 1974.



David A. Friar, Equity Portfolio Manager. Mr. Friar has co-managed the Equity Index Fund since September 2000, and the Mid Cap Index Fund and Small Cap Index Fund since March 2001. Mr. Friar joined FAF Advisors in 1999 and entered the financial services industry in 1998.


The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the funds.

                      PROSPECTUS - First American Index Funds

Additional Information
Financial Highlights

The tables that follow present performance information about the shares of each fund. This information is intended to help you understand each fund's financial performance for the past five years. Some of this information reflects financial results for a single fund share held throughout the period. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.



The Class R shares of the funds were designated Class S shares prior to July 1, 2004. Thus, financial highlights for each fund prior to that date consist of the historical financial highlights for the Class S shares, which had lower fees and expenses than the Class R shares.


The information below has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

EQUITY INDEX FUND


                                                    Fiscal year    Fiscal period
                                                       ended           ended
                                                    October 31,     October 31,            Fiscal year ended September 30,
CLASS A SHARES                                        2006(1)        2005(1,2)       2005(1)     2004(1)     2003(1)     2002(1)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                 $  22.59         $  23.00       $  20.91    $  18.70    $  15.31    $  19.50
                                                     --------         --------       --------    --------    --------    --------
Investment Operations:
 Net Investment Income                                   0.33             0.01           0.34        0.23        0.21        0.18
 Realized and Unrealized Gains (Losses) on
  Investments                                            3.21            (0.40)          2.09        2.22        3.38       (4.19)
                                                     --------         --------       --------    --------    --------    --------
 Total From Investment Operations                        3.54            (0.39)          2.43        2.45        3.59       (4.01)
                                                     --------         --------       --------    --------    --------    --------

Less Distributions:
 Dividends (from net investment income)                 (0.33)           (0.02)         (0.34)      (0.24)      (0.20)      (0.18)
 Distributions (from return of capital)                    --               --(3)          --(3)       --(3)       --          --
                                                     --------         --------       --------    --------    --------    --------
 Total Distributions                                    (0.33)           (0.02)         (0.34)      (0.24)      (0.20)      (0.18)
                                                     --------         --------       --------    --------    --------    --------
Net Asset Value, End of Period                       $  25.80         $  22.59       $  23.00    $  20.91    $  18.70    $  15.31
                                                     ========         ========       ========    ========    ========    ========
Total Return(4)                                         15.76%           (1.70)%        11.69%      13.12%      23.58%     (20.75)%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                      $229,185         $234,629       $238,379    $234,349    $158,324    $139,007
Ratio of Expenses to Average Net Assets                  0.62%            0.62%          0.62%       0.62%       0.62%       0.62%
Ratio of Net Investment Income to Average Net
 Assets                                                  1.36%            0.69%          1.53%       1.13%       1.22%       0.91%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                     0.77%            0.79%          0.79%       0.79%       0.80%       0.80%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                              1.21%            0.52%          1.36%       0.96%       1.04%       0.73%
Portfolio Turnover Rate                                     3%              --              4%          1%          1%          8%
---------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.



(2)For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund's fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.



(3)Includes a tax return of capital of less than $0.01.


(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                      PROSPECTUS - First American Index Funds

Additional Information
Financial Highlights CONTINUED

EQUITY INDEX FUND (CONTINUED)



                                                        Fiscal year    Fiscal period
                                                           ended           ended
                                                        October 31,     October 31,          Fiscal year ended September 30,
CLASS B SHARES                                            2006(1)        2005(1,2)       2005(1)    2004(1)    2003(1)    2002(1)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                      $ 22.31         $ 22.72        $ 20.66    $ 18.48    $ 15.13    $ 19.29
                                                          -------         -------        -------    -------    -------    -------
Investment Operations:
 Net Investment Income                                       0.15              --           0.18       0.08       0.08       0.03
 Realized and Unrealized Gains (Losses) on
  Investments                                                3.17           (0.40)          2.06       2.19       3.35      (4.15)
                                                          -------         -------        -------    -------    -------    -------
 Total From Investment Operations                            3.32           (0.40)          2.24       2.27       3.43      (4.12)
                                                          -------         -------        -------    -------    -------    -------

Less Distributions:
 Dividends (from net investment income)                     (0.16)          (0.01)         (0.18)     (0.09)     (0.08)     (0.04)
 Distributions (from return of capital)                        --              --(3)          --(3)      --(3)      --         --
                                                          -------         -------        -------    -------    -------    -------
 Total Distributions                                        (0.16)          (0.01)         (0.18)     (0.09)     (0.08)     (0.04)
                                                          -------         -------        -------    -------    -------    -------
Net Asset Value, End of Period                            $ 25.47         $ 22.31        $ 22.72    $ 20.66    $ 18.48    $ 15.13
                                                          =======         =======        =======    =======    =======    =======
Total Return(4)                                             14.94%          (1.78)%        10.86%     12.31%     22.72%    (21.40)%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                           $43,369         $56,097        $58,857    $69,828    $71,624    $66,835
Ratio of Expenses to Average Net Assets                      1.37%           1.37%          1.37%      1.37%      1.37%      1.37%
Ratio of Net Investment Income (Loss) to Average Net
 Assets                                                      0.63%          (0.06)%         0.79%      0.38%      0.47%      0.16%
Ratio of Expenses to Average Net Assets (excluding
 waivers)                                                    1.52%           1.54%          1.54%      1.54%      1.55%      1.55%
Ratio of Net Investment Income (Loss) to Average Net
 Assets (excluding waivers)                                  0.48%          (0.23)%         0.62%      0.21%      0.29%     (0.02)%
Portfolio Turnover Rate                                         3%             --              4%         1%         1%         8%
---------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                      $ 22.44         $ 22.85        $ 20.78    $ 18.59    $ 15.23    $ 19.41
                                                          -------         -------        -------    -------    -------    -------
Investment Operations:
 Net Investment Income                                       0.15              --           0.18       0.08       0.08       0.03
 Realized and Unrealized Gains (Losses) on
  Investments                                                3.19           (0.40)          2.07       2.20       3.36      (4.17)
                                                          -------         -------        -------    -------    -------    -------
 Total From Investment Operations                            3.34           (0.40)          2.25       2.28       3.44      (4.14)
                                                          -------         -------        -------    -------    -------    -------

Less Distributions:
 Dividends (from net investment income)                     (0.16)          (0.01)         (0.18)     (0.09)     (0.08)     (0.04)
 Distributions (from return of capital)                        --              --(3)          --(3)      --(3)      --         --
                                                          -------         -------        -------    -------    -------    -------
 Total Distributions                                        (0.16)          (0.01)         (0.18)     (0.09)     (0.08)     (0.04)
                                                          -------         -------        -------    -------    -------    -------
Net Asset Value, End of Period                            $ 25.62         $ 22.44        $ 22.85    $ 20.78    $ 18.59    $ 15.23
                                                          =======         =======        =======    =======    =======    =======
Total Return(4)                                             14.93%          (1.78)%        10.84%     12.28%     22.65%    (21.38)%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                           $20,714         $24,195        $26,258    $30,111    $31,330    $21,637
Ratio of Expenses to Average Net Assets                      1.37%           1.37%          1.37%      1.37%      1.37%      1.37%
Ratio of Net Investment Income (Loss) to Average Net
 Assets                                                      0.62%          (0.05)%         0.79%      0.38%      0.47%      0.16%
Ratio of Expenses to Average Net Assets (excluding
 waivers)                                                    1.52%           1.54%          1.54%      1.54%      1.55%      1.55%
Ratio of Net Investment Income (Loss) to Average Net
 Assets (excluding waivers)                                  0.47%          (0.22)%         0.62%      0.21%      0.29%     (0.02)%
Portfolio Turnover Rate                                         3%             --              4%         1%         1%         8%
---------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.



(2)For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund's fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.



(3)Includes a tax return of capital of less than $0.01.



(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                      PROSPECTUS - First American Index Funds

Additional Information
Financial Highlights CONTINUED


EQUITY INDEX FUND (CONTINUED)



                                             Fiscal year    Fiscal period
                                                ended           ended
                                             October 31,     October 31,               Fiscal year ended September 30,
CLASS R SHARES(1)                              2006(2)        2005(2,3)       2005(2)       2004(2)       2003(2)       2002(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period         $    22.57      $    22.98      $    20.91    $    18.70    $    15.30    $    19.50
                                             ----------      ----------      ----------    ----------    ----------    ----------
Investment Operations:
 Net Investment Income                             0.26            0.01            0.26          0.23          0.21          0.18
 Realized and Unrealized Gains (Losses)
  on Investments                                   3.21           (0.40)           2.11          2.20          3.39         (4.20)
                                             ----------      ----------      ----------    ----------    ----------    ----------
 Total From Investment Operations                  3.47           (0.39)           2.37          2.43          3.60         (4.02)
                                             ----------      ----------      ----------    ----------    ----------    ----------

Less Distributions:
 Dividends (from net investment income)           (0.27)          (0.02)          (0.30)        (0.22)        (0.20)        (0.18)
 Distributions (from return of capital)              --              --(4)           --(4)         --(4)         --            --
                                             ----------      ----------      ----------    ----------    ----------    ----------
 Total Distributions                              (0.27)          (0.02)          (0.30)        (0.22)        (0.20)        (0.18)
                                             ----------      ----------      ----------    ----------    ----------    ----------
Net Asset Value, End of Period               $    25.77      $    22.57      $    22.98    $    20.91    $    18.70    $    15.30
                                             ==========      ==========      ==========    ==========    ==========    ==========
Total Return(5)                                   15.47%          (1.72)%         11.38%        13.00%        23.66%       (20.79)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)              $    3,419      $    1,715      $    1,663    $      333    $   52,925    $   42,964
Ratio of Expenses to Average Net Assets            0.87%           0.87%           0.87%         0.62%         0.62%         0.62%
Ratio of Net Investment Income to Average
 Net Assets                                        1.08%           0.44%           1.14%         1.13%         1.22%         0.93%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                               1.15%           1.19%           1.19%         0.79%         0.80%         0.80%
Ratio of Net Investment Income to Average
 Net Assets (excluding waivers)                    0.80%           0.12%           0.82%         0.96%         1.04%         0.75%
Portfolio Turnover Rate                               3%             --               4%            1%            1%            8%
---------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period         $    22.58      $    22.99      $    20.91    $    18.69    $    15.30    $    19.49
                                             ----------      ----------      ----------    ----------    ----------    ----------
Investment Operations:
 Net Investment Income                             0.39            0.02            0.40          0.29          0.25          0.23
 Realized and Unrealized Gains (Losses)
  on Investments                                   3.21           (0.41)           2.08          2.22          3.38         (4.19)
                                             ----------      ----------      ----------    ----------    ----------    ----------
 Total From Investment Operations                  3.60           (0.39)           2.48          2.51          3.63         (3.96)
                                             ----------      ----------      ----------    ----------    ----------    ----------

Less Distributions:
 Dividends (from net investment income)           (0.39)          (0.02)          (0.40)        (0.29)        (0.24)        (0.23)
 Distributions (from return of capital)              --           --(4)           --(4)         --(4)            --            --
                                             ----------      ----------      ----------    ----------    ----------    ----------
 Total Distributions                              (0.39)          (0.02)          (0.40)        (0.29)        (0.24)        (0.23)
                                             ----------      ----------      ----------    ----------    ----------    ----------
Net Asset Value, End of Period               $    25.79      $    22.58      $    22.99    $    20.91    $    18.69    $    15.30
                                             ==========      ==========      ==========    ==========    ==========    ==========
Total Return(5)                                   16.07%          (1.69)%         11.92%        13.45%        23.89%       (20.56)%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)              $1,935,614      $1,882,517      $1,940,567    $1,979,198    $1,771,795    $1,135,653
Ratio of Expenses to Average Net Assets            0.37%           0.37%           0.37%         0.37%         0.37%         0.37%
Ratio of Net Investment Income to Average
 Net Assets                                        1.61%           0.94%           1.78%         1.38%         1.46%         1.16%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                               0.52%           0.54%           0.54%         0.54%         0.55%         0.55%
Ratio of Net Investment Income to Average
 Net Assets (excluding waivers)                    1.46%           0.77%           1.61%         1.21%         1.28%         0.98%
Portfolio Turnover Rate                               3%             --               4%            1%            1%            8%
---------------------------------------------------------------------------------------------------------------------------------


(1)Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.


(2)Per share data calculated using average shares outstanding method.



(3)For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund's fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.


(4)Includes a tax return of capital of less than $0.01.


(5)Total return would have been lower had certain expenses not been waived.

                      PROSPECTUS - First American Index Funds

Additional Information
Financial Highlights CONTINUED


MID CAP INDEX FUND()



                                                       Fiscal year     Fiscal period
                                                          ended            ended
                                                       October 31,      October 31,          Fiscal year ended September 30,
CLASS A SHARES                                           2006(1)         2005(1,2)       2005(1)    2004(1)    2003(1)    2002(1)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                     $ 13.52          $ 13.82        $ 11.84    $10.36     $ 8.51     $ 9.38
                                                         -------          -------        -------    -------    ------     ------
Investment Operations:
 Net Investment Income                                      0.11               --           0.09      0.05       0.04       0.04
 Realized and Unrealized Gains (Losses) on
  Investments                                               1.55            (0.30)          2.40      1.67       2.08      (0.49)
                                                         -------          -------        -------    -------    ------     ------
 Total From Investment Operations                           1.66            (0.30)          2.49      1.72       2.12      (0.45)
                                                         -------          -------        -------    -------    ------     ------

Less Distributions:
 Dividends (from net investment income)                    (0.11)              --          (0.09)    (0.05)     (0.04)     (0.04)
 Distributions (from net realized gains)                   (0.82)              --          (0.42)    (0.19)     (0.23)     (0.38)
                                                         -------          -------        -------    -------    ------     ------
 Total Distributions                                       (0.93)              --          (0.51)    (0.24)     (0.27)     (0.42)
                                                         -------          -------        -------    -------    ------     ------
Net Asset Value, End of Period                           $ 14.25          $ 13.52        $ 13.82    $11.84     $10.36     $ 8.51
                                                         =======          =======        =======    =======    ======     ======
Total Return(3)                                            12.70%           (2.17)%        21.43%    16.80%     25.45%     (5.45)%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                          $14,722          $14,318        $14,827    $11,987    $5,332     $3,581
Ratio of Expenses to Average Net Assets                     0.75%            0.75%          0.75%     0.75%      0.75%      0.75%
Ratio of Net Investment Income to Average Net
 Assets                                                     0.77%            0.26%          0.68%     0.47%      0.45%      0.37%
Ratio of Expenses to Average Net Assets (excluding
 waivers)                                                   0.81%            0.80%          0.82%     0.80%      0.84%      0.83%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                                 0.71%            0.21%          0.61%     0.42%      0.36%      0.29%
Portfolio Turnover Rate                                        7%               1%            15%       14%        23%        19%
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                     $ 13.28          $ 13.59        $ 11.67    $10.25     $ 8.44     $ 9.33
                                                         -------          -------        -------    -------    ------     ------
Investment Operations:
 Net Investment Loss                                          --            (0.01)         (0.01)    (0.03)     (0.03)     (0.03)
 Realized and Unrealized Gains (Losses) on
  Investments                                               1.53            (0.30)          2.37      1.64       2.07      (0.48)
                                                         -------          -------        -------    -------    ------     ------
 Total From Investment Operations                           1.53            (0.31)          2.36      1.61       2.04      (0.51)
                                                         -------          -------        -------    -------    ------     ------

Less Distributions:
 Dividends (from net investment income)                    (0.01)              --          (0.02)       --         --         --
 Distributions (from net realized gains)                   (0.82)              --          (0.42)    (0.19)     (0.23)     (0.38)
                                                         -------          -------        -------    -------    ------     ------
 Total Distributions                                       (0.83)              --          (0.44)    (0.19)     (0.23)     (0.38)
                                                         -------          -------        -------    -------    ------     ------
Net Asset Value, End of Period                           $ 13.98          $ 13.28        $ 13.59    $11.67     $10.25     $ 8.44
                                                         =======          =======        =======    =======    ======     ======
Total Return(3)                                            11.87%           (2.28)%        20.57%    15.88%     24.63%     (6.07)%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                          $ 2,678          $ 3,485        $ 3,546    $3,133     $2,419     $1,475
Ratio of Expenses to Average Net Assets                     1.50%            1.50%          1.50%     1.50%      1.50%      1.50%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                 0.03%           (0.49)%        (0.08)%   (0.27)%    (0.30)%    (0.37)%
Ratio of Expenses to Average Net Assets (excluding
 waivers)                                                   1.56%            1.55%          1.57%     1.55%      1.59%      1.58%
Ratio of Net Investment Loss to Average Net Assets
 (excluding waivers)                                       (0.03)%          (0.54)%        (0.15)%   (0.32)%    (0.39)%    (0.45)%
Portfolio Turnover Rate                                        7%               1%            15%       14%        23%        19%
---------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.



(2)For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund's fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.



(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                      PROSPECTUS - First American Index Funds

Additional Information
Financial Highlights CONTINUED

MID CAP INDEX FUND (CONTINUED)


                                                       Fiscal year     Fiscal period
                                                          ended            ended
                                                       October 31,      October 31,          Fiscal year ended September 30,
CLASS C SHARES                                           2006(1)         2005(1,2)       2005(1)    2004(1)    2003(1)    2002(1)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                     $13.32           $13.63         $11.70     $10.28     $ 8.47     $ 9.38
                                                         ------           ------         ------     ------     ------     ------
Investment Operations:
 Net Investment Loss                                         --            (0.01)         (0.01)     (0.03)     (0.03)     (0.02)
 Realized and Unrealized Gains (Losses) on
  Investments                                              1.55            (0.30)          2.38       1.64       2.07      (0.51)
                                                         ------           ------         ------     ------     ------     ------
 Total From Investment Operations                          1.55            (0.31)          2.37       1.61       2.04      (0.53)
                                                         ------           ------         ------     ------     ------     ------

Less Distributions:
 Dividends (from net investment income)                   (0.02)              --          (0.02)        --         --         --
 Distributions (from net realized gains)                  (0.82)              --          (0.42)     (0.19)     (0.23)     (0.38)
                                                         ------           ------         ------     ------     ------     ------
 Total Distributions                                      (0.84)              --          (0.44)     (0.19)     (0.23)     (0.38)
                                                         ------           ------         ------     ------     ------     ------
Net Asset Value, End of Period                           $14.03           $13.32         $13.63     $11.70     $10.28     $ 8.47
                                                         ======           ======         ======     ======     ======     ======
Total Return(3)                                           11.96%           (2.27)%        20.60%     15.83%     24.55%     (6.22)%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                          $4,320           $3,388         $3,533     $2,653     $1,756     $  795
Ratio of Expenses to Average Net Assets                    1.50%            1.50%          1.50%      1.50%      1.50%      1.50%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                0.02%           (0.49)%        (0.08)%    (0.27)%    (0.30)%    (0.37)%
Ratio of Expenses to Average Net Assets (excluding
 waivers)                                                  1.56%            1.55%          1.57%      1.55%      1.59%      1.58%
Ratio of Net Investment Loss to Average Net Assets
 (excluding waivers)                                      (0.04)%          (0.54)%        (0.15)%    (0.32)%    (0.39)%    (0.45)%
Portfolio Turnover Rate                                       7%               1%            15%        14%        23%        19%
---------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES(4)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                     $13.48           $13.78         $11.83     $10.36     $ 8.50     $ 9.38
                                                         ------           ------         ------     ------     ------     ------
Investment Operations:
 Net Investment Income                                     0.07               --           0.04       0.06       0.04       0.04
 Realized and Unrealized Gains (Losses) on
  Investments                                              1.55            (0.30)          2.41       1.65       2.09      (0.50)
                                                         ------           ------         ------     ------     ------     ------
 Total From Investment Operations                          1.62            (0.30)          2.45       1.71       2.13      (0.46)
                                                         ------           ------         ------     ------     ------     ------

Less Distributions:
 Dividends (from net investment income)                   (0.09)              --          (0.08)     (0.05)     (0.04)     (0.04)
 Distributions (from net realized gains)                  (0.82)              --          (0.42)     (0.19)     (0.23)     (0.38)
                                                         ------           ------         ------     ------     ------     ------
 Total Distributions                                      (0.91)              --          (0.50)     (0.24)     (0.27)     (0.42)
                                                         ------           ------         ------     ------     ------     ------
Net Asset Value, End of Period                           $14.19           $13.48         $13.78     $11.83     $10.36     $ 8.50
                                                         ======           ======         ======     ======     ======     ======
Total Return(3)                                           12.40%           (2.18)%        21.09%     16.62%     25.60%     (5.56)%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                          $4,032           $  131         $  122     $    1     $4,134     $3,393
Ratio of Expenses to Average Net Assets                    1.00%            1.00%          1.00%      0.75%      0.75%      0.75%
Ratio of Net Investment Income to Average Net
 Assets                                                    0.47%            0.01%          0.28%      0.49%      0.46%      0.37%
Ratio of Expenses to Average Net Assets (excluding
 waivers)                                                  1.17%            1.20%          1.22%      0.80%      0.84%      0.83%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (excluding waivers)                            0.30%           (0.19)%         0.06%      0.44%      0.37%      0.29%
Portfolio Turnover Rate                                       7%               1%            15%        14%        23%        19%
---------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.



(2)For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund's fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.



(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.



(4)Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

                      PROSPECTUS - First American Index Funds

Additional Information
Financial Highlights CONTINUED


MID CAP INDEX FUND (CONTINUED)



                                                     Fiscal year    Fiscal period
                                                        ended           ended
                                                     October 31,     October 31,           Fiscal year ended September 30,
CLASS Y SHARES                                         2006(1)        2005(1,2)      2005(1)     2004(1)     2003(1)     2002(1)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                  $  13.53        $  13.83       $  11.84    $  10.37    $   8.51    $   9.38
                                                      --------        --------       --------    --------    --------    --------
Investment Operations:
 Net Investment Income                                    0.15            0.01           0.12        0.08        0.06        0.06
 Realized and Unrealized Gains (Losses) on
  Investments                                             1.56           (0.31)          2.41        1.66        2.09       (0.49)
                                                      --------        --------       --------    --------    --------    --------
 Total From Investment Operations                         1.71           (0.30)          2.53        1.74        2.15       (0.43)
                                                      --------        --------       --------    --------    --------    --------

Less Distributions:
 Dividends (from net investment income)                  (0.15)             --          (0.12)      (0.08)      (0.06)      (0.06)
 Distributions (from net realized gains)                 (0.82)             --          (0.42)      (0.19)      (0.23)      (0.38)
                                                      --------        --------       --------    --------    --------    --------
 Total Distributions                                     (0.97)             --          (0.54)      (0.27)      (0.29)      (0.44)
                                                      --------        --------       --------    --------    --------    --------
Net Asset Value, End of Period                        $  14.27        $  13.53       $  13.83    $  11.84    $  10.37    $   8.51
                                                      ========        ========       ========    ========    ========    ========
Total Return(3)                                          13.05%          (2.17)%        21.82%      16.97%      25.86%      (5.23)%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                       $333,636        $342,072       $353,354    $313,403    $239,174    $198,545
Ratio of Expenses to Average Net Assets                   0.50%           0.50%          0.50%       0.50%       0.50%       0.50%
Ratio of Net Investment Income to Average Net
 Assets                                                   1.03%           0.51%          0.92%       0.73%       0.71%       0.63%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                      0.56%           0.55%          0.57%       0.55%       0.59%       0.58%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                               0.97%           0.46%          0.85%       0.68%       0.62%       0.55%
Portfolio Turnover Rate                                      7%              1%            15%         14%         23%         19%
---------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.



(2)For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund's fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.



(3)Total return would have been lower had certain expenses not been waived.

                      PROSPECTUS - First American Index Funds

Additional Information
Financial Highlights CONTINUED


SMALL CAP INDEX FUND



                                                       Fiscal year     Fiscal period
                                                          ended            ended
                                                       October 31,      October 31,          Fiscal year ended September 30,
CLASS A SHARES                                           2006(1)         2005(1,2)       2005(1)    2004(1)    2003(1)    2002(1)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                     $ 14.12          $ 14.57        $ 13.38    $11.47     $ 8.55     $  9.68
                                                         -------          -------        -------    ------     ------     -------
Investment Operations:
 Net Investment Income (Loss)                               0.07               --           0.07      0.04       0.04        0.05
 Realized and Unrealized Gains (Losses) on
  Investments                                               2.56            (0.45)          2.17      1.98       2.92       (1.13)
                                                         -------          -------        -------    ------     ------     -------
 Total From Investment Operations                           2.63            (0.45)          2.24      2.02       2.96       (1.08)
                                                         -------          -------        -------    ------     ------     -------

Less Distributions:
 Dividends (from net investment income)                    (0.10)              --          (0.06)    (0.03)     (0.04)      (0.05)
 Distributions (from net realized gains)                   (0.42)              --          (0.99)    (0.08)        --          --
                                                         -------          -------        -------    ------     ------     -------
 Total Distributions                                       (0.52)              --          (1.05)    (0.11)     (0.04)      (0.05)
                                                         -------          -------        -------    ------     ------     -------
Net Asset Value, End of Period                           $ 16.23          $ 14.12        $ 14.57    $13.38     $11.47     $  8.55
                                                         =======          =======        =======    ======     ======     =======
Total Return(3)                                            19.02%           (3.09)%        17.08%    17.71%     34.77%     (11.28)%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                          $10,639          $10,067        $10,323    $8,749     $3,480     $ 1,908
Ratio of Expenses to Average Net Assets                     0.83%            0.83%          0.90%     0.93%      0.93%       0.93%
Ratio of Net Investment Income to Average Net
 Assets                                                     0.47%            0.27%          0.53%     0.30%      0.42%       0.46%
Ratio of Expenses to Average Net Assets (excluding
 waivers)                                                   1.08%            1.01%          1.03%     1.02%      1.05%       1.09%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                                 0.22%            0.09%          0.40%     0.21%      0.30%       0.30%
Portfolio Turnover Rate                                       17%              --             23%       25%        41%         49%
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                     $ 13.76          $ 14.21        $ 13.15    $11.33     $ 8.47     $  9.63
                                                         -------          -------        -------    ------     ------     -------
Investment Operations:
 Net Investment Loss                                       (0.04)           (0.01)         (0.03)    (0.06)     (0.03)      (0.03)
 Realized and Unrealized Gains (Losses) on
  Investments                                               2.48            (0.44)          2.08      1.96       2.90       (1.13)
                                                         -------          -------        -------    ------     ------     -------
 Total From Investment Operations                           2.44            (0.45)          2.05      1.90       2.87       (1.16)
                                                         -------          -------        -------    ------     ------     -------

Less Distributions:
 Dividends (from net investment income)                    (0.01)              --             --        --      (0.01)         --
 Distributions (from net realized gains)                   (0.42)              --          (0.99)    (0.08)        --          --
                                                         -------          -------        -------    ------     ------     -------
 Total Distributions                                       (0.43)              --          (0.99)    (0.08)     (0.01)         --
                                                         -------          -------        -------    ------     ------     -------
Net Asset Value, End of Period                           $ 15.77          $ 13.76        $ 14.21    $13.15     $11.33     $  8.47
                                                         =======          =======        =======    ======     ======     =======
Total Return(3)                                            18.07%           (3.17)%        15.82%    16.83%     33.87%     (12.03)%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                          $ 1,333          $ 1,498        $ 1,555    $1,494     $  993     $   424
Ratio of Expenses to Average Net Assets                     1.58%            1.58%          1.65%     1.68%      1.68%       1.68%
Ratio of Net Investment Loss to Average Net Assets         (0.28)%          (0.48)%        (0.23)%   (0.46)%    (0.33)%     (0.29)%
Ratio of Expenses to Average Net Assets (excluding
 waivers)                                                   1.83%            1.76%          1.78%     1.77%      1.80%       1.84%
Ratio of Net Investment Loss to Average Net Assets
 (excluding waivers)                                       (0.53)%          (0.66)%        (0.36)%   (0.55)%    (0.45)%     (0.45)%
Portfolio Turnover Rate                                       17%              --             23%       25%        41%         49%
---------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.



(2)For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund's fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.



(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                      PROSPECTUS - First American Index Funds

Additional Information
Financial Highlights CONTINUED


SMALL CAP INDEX FUND (CONTINUED)




                                                       Fiscal year     Fiscal period
                                                          ended            ended
                                                       October 31,      October 31,          Fiscal year ended September 30,
CLASS C SHARES                                           2006(1)         2005(1,2)       2005(1)    2004(1)    2003(1)    2002(1)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                     $13.88           $ 14.34        $13.26     $11.43     $ 8.54     $  9.68
                                                         ------           -------        ------     ------     ------     -------
Investment Operations:
 Net Investment Loss                                      (0.04)            (0.01)        (0.03)     (0.06)     (0.03)      (0.03)
 Realized and Unrealized Gains (Losses) on
  Investments                                              2.51             (0.45)         2.10       1.97       2.93       (1.11)
                                                         ------           -------        ------     ------     ------     -------
 Total From Investment Operations                          2.47             (0.46)         2.07       1.91       2.90       (1.14)
                                                         ------           -------        ------     ------     ------     -------

Less Distributions:
 Dividends (from net investment income)                   (0.01)               --            --         --      (0.01)         --
 Distributions (from net realized gains)                  (0.42)               --         (0.99)     (0.08)        --          --
                                                         ------           -------        ------     ------     ------     -------
 Total Distributions                                      (0.43)               --         (0.99)     (0.08)     (0.01)         --
                                                         ------           -------        ------     ------     ------     -------
Net Asset Value, End of Period                           $15.92           $ 13.88        $14.34     $13.26     $11.43     $  8.54
                                                         ======           =======        ======     ======     ======     =======
Total Return(3)                                           18.15%            (3.21)%       15.84%     16.77%     33.94%     (11.72)%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                          $2,662           $ 2,068        $2,256     $1,939     $1,268     $   447
Ratio of Expenses to Average Net Assets                    1.58%             1.58%         1.65%      1.68%      1.68%       1.68%
Ratio of Net Investment Loss to Average Net Assets        (0.28)%           (0.48)%       (0.23)%    (0.46)%    (0.33)%     (0.26)%
Ratio of Expenses to Average Net Assets (excluding
 waivers)                                                  1.83%             1.76%         1.78%      1.77%      1.80%       1.84%
Ratio of Net Investment Loss to Average Net Assets
 (excluding waivers)                                      (0.53)%           (0.66)%       (0.36)%    (0.55)%    (0.45)%     (0.42)%
Portfolio Turnover Rate                                      17%               --            23%        25%        41%         49%
---------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES(4)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                     $13.97           $ 14.43        $13.31     $11.41     $ 8.52     $  9.64
                                                         ------           -------        ------     ------     ------     -------
Investment Operations:
 Net Investment Income                                     0.03                --          0.04       0.03       0.05        0.05
 Realized and Unrealized Gains (Losses) on
  Investments                                              2.53             (0.46)         2.11       1.97       2.88       (1.12)
                                                         ------           -------        ------     ------     ------     -------
 Total From Investment Operations                          2.56             (0.46)         2.15       2.00       2.93       (1.07)
                                                         ------           -------        ------     ------     ------     -------

Less Distributions:
 Dividends (from net investment income)                   (0.07)               --         (0.04)     (0.02)     (0.04)      (0.05)
 Distributions (from net realized gains)                  (0.42)               --         (0.99)     (0.08)        --          --
                                                         ------           -------        ------     ------     ------     -------
 Total Distributions                                      (0.49)               --         (1.03)     (0.10)     (0.04)      (0.05)
                                                         ------           -------        ------     ------     ------     -------
Net Asset Value, End of Period                           $16.04           $ 13.97        $14.43     $13.31     $11.41     $  8.52
                                                         ======           =======        ======     ======     ======     =======
Total Return(3)                                           18.75%            (3.19)%       16.45%     17.65%     34.54%     (11.26)%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                          $  280           $    23        $   11     $    1     $3,210     $13,576
Ratio of Expenses to Average Net Assets                    1.08%             1.08%         1.15%      0.93%      0.93%       0.93%
Ratio of Net Investment Income to Average Net
 Assets                                                    0.23%             0.02%         0.30%      0.24%      0.52%       0.42%
Ratio of Expenses to Average Net Assets (excluding
 waivers)                                                  1.47%             1.41%         1.43%      0.99%      1.05%       1.09%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (excluding waivers)                           (0.16)%           (0.31)%        0.02%      0.18%      0.40%       0.26%
Portfolio Turnover Rate                                      17%               --            23%        25%        41%         49%
---------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.



(2)For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund's fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.



(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.



(4)Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

                      PROSPECTUS - First American Index Funds

Additional Information
Financial Highlights CONTINUED


SMALL CAP INDEX FUND (CONTINUED)




                                                      Fiscal year    Fiscal period
                                                         ended           ended
                                                      October 31,     October 31,           Fiscal year ended September 30,
CLASS Y SHARES                                          2006(1)        2005(1,2)      2005(1)     2004(1)     2003(1)     2002(1)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                   $  14.12        $  14.57       $  13.43    $  11.51    $   8.57    $  9.70
                                                       --------        --------       --------    --------    --------    -------
Investment Operations:
 Net Investment Income                                     0.11            0.01           0.11        0.07        0.07       0.07
 Realized and Unrealized Gains (Losses) on
  Investments                                              2.55           (0.46)          2.12        1.99        2.94      (1.13)
                                                       --------        --------       --------    --------    --------    -------
 Total From Investment Operations                          2.66           (0.45)          2.23        2.06        3.01      (1.06)
                                                       --------        --------       --------    --------    --------    -------

Less Distributions:
 Dividends (from net investment income)                   (0.13)             --          (0.10)      (0.06)      (0.07)     (0.07)
 Distributions (from net realized gains)                  (0.42)             --          (0.99)      (0.08)         --         --
                                                       --------        --------       --------    --------    --------    -------
 Total Distributions                                      (0.55)             --          (1.09)      (0.14)      (0.07)     (0.07)
                                                       --------        --------       --------    --------    --------    -------
Net Asset Value, End of Period                         $  16.23        $  14.12       $  14.57    $  13.43    $  11.51    $  8.57
                                                       ========        ========       ========    ========    ========    =======
Total Return(3)                                           19.32%          (3.09)%        16.93%      18.02%      35.23%    (11.09)%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                        $135,802        $153,572       $164,156    $156,411    $119,102    $94,749
Ratio of Expenses to Average Net Assets                    0.58%           0.58%          0.65%       0.68%       0.68%      0.68%
Ratio of Net Investment Income to Average Net
 Assets                                                    0.72%           0.52%          0.78%       0.54%       0.68%      0.68%
Ratio of Expenses to Average Net Assets (excluding
 waivers)                                                  0.83%           0.76%          0.78%       0.77%       0.80%      0.84%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                                0.47%           0.34%          0.65%       0.45%       0.56%      0.52%
Portfolio Turnover Rate                                      17%             --             23%         25%         41%        49%
---------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.



(2)For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund's fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.



(3)Total return would have been lower had certain expenses not been waived.

                      PROSPECTUS - First American Index Funds

(FIRST AMERICAN FUNDS LOGO)

FOR MORE INFORMATION

More information about the First American Funds is available on the funds' Internet site at www.firstamericanfunds.com and in the following documents:

    ANNUAL AND SEMIANNUAL REPORTS

    Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

    STATEMENT OF ADDITIONAL INFORMATION (SAI)

    The SAI provides more details about the funds and their policies and is incorporated into this prospectus by reference (which means that it is legally part of this prospectus).

You can obtain a free copy of the funds' most recent annual or semiannual reports or the SAI, request other information about the funds, or make other shareholder inquiries by calling Investor Services at 800 677-3863 (FUND) or by contacting the funds at the address below. Annual or semiannual reports and the SAI are also available on the funds' Internet site.

Information about the funds (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the funds are also available on the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.


SEC file number:  811-05309                                       PROINDXR  2/07
--------------------------------------------------------------------------------

FIRST AMERICAN FUNDS
P.O. Box 1330
Minneapolis, MN 55440-1330

February 28, 2007

                   PROSPECTUS
                            First American Investment Funds, Inc.
                            ASSET CLASS - STOCK FUNDS

STOCK FUNDS


Class A, Class B, Class C, Class R, and Class Y Shares


BALANCED FUND

EQUITY INCOME FUND
LARGE CAP GROWTH OPPORTUNITIES FUND
LARGE CAP SELECT FUND
LARGE CAP VALUE FUND
MID CAP GROWTH OPPORTUNITIES FUND
MID CAP VALUE FUND
SMALL-MID CAP CORE FUND
SMALL CAP GROWTH OPPORTUNITIES FUND
SMALL CAP SELECT FUND
SMALL CAP VALUE FUND
REAL ESTATE SECURITIES FUND
INTERNATIONAL FUND
INTERNATIONAL SELECT FUND

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of these funds, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.

(FIRST AMERICAN FUNDS LOGO)

TABLE OF
CONTENTS


FUND SUMMARIES
    Balanced Fund                                                      2
    Equity Income Fund                                                 6
    Large Cap Growth Opportunities Fund                                9
    Large Cap Select Fund                                             12
    Large Cap Value Fund                                              15
    Mid Cap Growth Opportunities Fund                                 18
    Mid Cap Value Fund                                                21
    Small-Mid Cap Core Fund                                           24
    Small Cap Growth Opportunities Fund                               27
    Small Cap Select Fund                                             30
    Small Cap Value Fund                                              33
    Real Estate Securities Fund                                       36
    International Fund                                                39
    International Select Fund                                         42
MORE ABOUT THE FUNDS
    Investment Strategies, Risks, and Other Investment
      Matters                                                         44
POLICIES AND SERVICES
    Purchasing, Redeeming, and Exchanging Shares                      48
    Managing Your Investment                                          58
ADDITIONAL INFORMATION
    Management                                                        60
    Financial Highlights                                              65
FOR MORE INFORMATION                                          Back Cover

Fund Summaries
INTRODUCTION

          This section of the prospectus describes the objectives of the First American Stock Funds, summarizes the principal investment strategies used by each fund in trying to achieve its objective, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

          AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER
          GOVERNMENT AGENCY.


          THIS PROSPECTUS AND THE RELATED STATEMENT OF ADDITIONAL INFORMATION (SAI) DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SHARES IN THE FUNDS, NOR SHALL ANY SUCH SHARES BE OFFERED OR SOLD TO ANY PERSON IN ANY JURISDICTION IN WHICH AN OFFER, SOLICITATION, PURCHASE, OR SALE WOULD BE UNLAWFUL UNDER THE SECURITIES LAWS OF SUCH JURISDICTION.

                           PROSPECTUS - First American Stock Funds

Fund Summaries
Balanced Fund

OBJECTIVE

Balanced Fund's objective is to maximize total return (capital appreciation plus income).

PRINCIPAL INVESTMENT STRATEGIES

Balanced Fund invests in a balanced portfolio of stocks and bonds. The mix of securities will change based on existing and anticipated market conditions. Over the long term, the fund's asset mix is likely to average approximately 60% equity securities and 40% debt securities. Under normal market conditions, the equity securities portion of the fund's portfolio will be invested primarily (at least 80% of the net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, mid-capitalization companies, and small-capitalization companies. The advisor will select companies based on a combination of both value and growth objectives, seeking companies it believes offer market opportunity.

In selecting stocks, the fund's advisor invests in companies that it believes meet at least two of the following criteria:
- attractively valued relative to other companies in the same industry or market.
- good or improving fundamentals.
- an identifiable catalyst that could increase the value of the company's stock over the next one or two years.

The fund's advisor generally will sell a stock if any of the following has occurred:
- the stock has hit its price target and the company is no longer attractively valued relative to other companies in the same industry or market.
- the company's fundamentals have significantly deteriorated.
- a catalyst that could decrease the value of the stock has been identified, or a previously existing positive catalyst has disappeared.
- a better alternative exists in the marketplace.


Up to 25% of the equity portion of the fund may be invested in securities of foreign issuers that are either listed on a U.S. stock exchange or represented by American Depositary Receipts that may or may not be sponsored by a domestic bank. These securities may be of the same type as the fund's permissible investments in U.S. domestic securities.



Under normal market conditions, the debt securities portion of the fund's portfolio will be comprised of securities such as: U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), mortgage-and asset-backed securities, and corporate debt obligations. Up to 30% of the debt securities portion of the fund's portfolio may be invested collectively in the following categories of debt securities, provided that the fund will not invest more than 20% of the debt securities portion of the fund in any single category:


- securities rated lower than investment grade or unrated securities of comparable quality as determined by the fund's advisor (securities commonly referred to as "high-yield" or "junk bonds"). The fund will not invest in securities rated lower than CCC at the time of purchase or in unrated securities of equivalent quality.


- non-dollar denominated debt obligations of foreign corporations and governments. (The fund may invest the debt securities portion of its portfolio without limitation in U.S. dollar denominated securities of foreign issuers that are not located in emerging market countries.)


- debt obligations issued by governmental and corporate issuers that are located in emerging market countries. A country is considered to have an "emerging market" if it has a relatively low gross national product per capita compared to the world's major economies, and the potential for rapid economic growth, provided that no issuer included in the fund's current benchmark index will be considered to be located in an emerging market country.



The debt securities portion of the fund invests primarily in securities rated investment grade at the time of purchase by a nationally recognized statistical rating organization or in unrated securities of comparable quality. As noted above, however, up to 20% of the debt securities portion of the fund may be invested in securities that are rated lower than investment grade at the time of purchase or that are unrated and of comparable quality. Quality determinations regarding unrated securities will be made by the fund's advisor. Unrated securities will not exceed 25% of the debt securities portion of the fund.


In selecting debt securities for the fund, the advisor uses a "top-down" approach, which begins with the formulation of a general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. This is followed by the selection of individual securities.


To generate additional income, the fund may invest up to 25% of the debt securities portion of its assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.



The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps and floors; foreign currency contracts; options on foreign currencies; interest rate, total return and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund's portfolio or for speculative purposes in an effort to increase the fund's yield or to enhance return. The fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for

                      PROSPECTUS - First American Stock Funds

Fund Summaries
Balanced Fund CONTINUED


speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.


PRINCIPAL RISKS

The value of your investment in this fund will change daily, which means you could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Call Risk
- Common Stock Risk
- Credit Risk
- Derivative Instrument Risk
- Dollar Roll Transaction Risk

- Emerging Markets Risk


- Foreign Currency Hedging Transaction Risk

- Income Risk
- Interest Rate Risk

- International Investing Risk

- Mortgage- and Asset-Backed Securities Risk
- Non-Investment Grade Securities Risk

See "More About the Funds" for a discussion of these risks.

FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart shows you how performance of the fund's Class Y shares has varied from year to year. The performance of the other share classes will differ due to their different expense structures.



The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark indices, which are broad measures of market performance. The performance information reflects sales charges and fund expenses; the benchmarks are unmanaged, have no expenses, and are unavailable for investment. For Class Y shares, the table includes returns both before and after taxes. For Class A, Class B, Class C, and Class R shares, the table only includes returns before taxes. After-tax returns for Class A, Class B, Class C, and Class R shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.


Prior to July 1, 2004, Class R shares were designated Class S shares, which had lower fees and expenses. The performance information in the chart and the table prior to July 1, 2004 is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.

                      PROSPECTUS - First American Stock Funds

Fund Summaries
Balanced Fund CONTINUED


ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class Y)(1)


                                  (BAR CHART)

      17.47%      16.51%       4.28%       7.78%      (8.41)%    (11.82)%     18.35%       8.78%       8.25%       9.90%
       1997        1998        1999        2000        2001        2002        2003        2004        2005        2006

     Best Quarter:
     Quarter ended  December 31, 1998    14.09%
     Worst Quarter:
     Quarter ended  September 30, 2001    (9.93)%


                                                                                                    Since       Since       Since
AVERAGE ANNUAL TOTAL RETURNS                    Inception                                       Inception   Inception   Inception
AS OF 12/31/06(1)                                    Date   One Year   Five Years   Ten Years   (Class B)   (Class C)   (Class R)
---------------------------------------------------------------------------------------------------------------------------------
Balanced Fund
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                    1/9/95      3.62%        4.73%       5.78%         N/A         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class B (return before taxes)                    3/1/99      3.83%        4.80%         N/A       3.91%         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                   9/24/01      7.75%        5.10%         N/A         N/A       6.66%         N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class R (return before taxes)                  11/27/00      9.39%        5.78%         N/A         N/A         N/A       3.37%
---------------------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                   3/30/92      9.90%        6.19%       6.65%         N/A         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class Y (return after taxes on
  distributions)                                               8.14%        5.40%       4.81%         N/A         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class Y (return after taxes on
  distributions and sale of fund shares)                       8.07%        5.03%       4.77%         N/A         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------------
Russell 3000 Index(2) (reflects no deduction
for fees, expenses, or taxes)                                 15.72%        7.17%       8.64%       4.43%       9.81%       3.51%
---------------------------------------------------------------------------------------------------------------------------------
Lehman Aggregate Bond Index(3) (reflects no
deduction for fees, expenses, or taxes)                        4.33%        5.06%       6.24%       5.83%       4.93%       5.98%



(1)Performance presented prior to 9/24/01 represents that of Firstar Balanced Growth Fund, a series of Firstar Funds, Inc. which, together with Firstar Balanced Income Fund, merged into the fund on that date.



(2)An unmanaged index that measures the performance of the 3,000 largest U.S. companies (98% of the investable U.S. equity market) based on total market capitalization.



(3)An unmanaged fixed income index covering the U.S. investment grade fixed-rate bond market.

                      PROSPECTUS - First American Stock Funds

Fund Summaries
Balanced Fund CONTINUED

FEES AND EXPENSES


As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Fund shareholders also indirectly bear a portion of the expenses of each investment company in which the fund may invest (the "acquired funds").



Management Fees, Distribution and/or Service (12b-1) Fees, and Other Expenses are based on the fund's most recently completed fiscal year, absent any expense reimbursements or fee waivers, restated to reflect current fees. Acquired Fund Fees and Expenses are based on the fund's average invested balance in each acquired fund during the last fiscal year and on the net expense ratios (reflecting fee waivers and expense reimbursements) of the acquired funds, as disclosed in the acquired funds' most recent shareholder reports. Acquired Fund Fees and Expenses will vary with changes in allocations and acquired fund expenses, including any change in an acquired fund's fee waiver and expense reimbursement arrangements.



-------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES(1)
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                     CLASS A      CLASS B      CLASS C      CLASS R      CLASS Y
-------------------------------------------------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
  (as a percentage of offering price)                           5.50%(2)      None         None         None         None
  MAXIMUM DEFERRED SALES CHARGE (LOAD)
  (as a percentage of original purchase price or redemption
  proceeds, whichever is less)                                   None(3)     5.00%        1.00%         None         None
-------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
(as a percentage of average net assets)
-------------------------------------------------------------------------------------------------------------------------
  Management Fees                                               0.65%        0.65%        0.65%        0.65%        0.65%
  Distribution and/or Service (12b-1) Fees                      0.25%        1.00%        1.00%        0.50%         None
  Other Expenses                                                0.34%        0.34%        0.34%        0.34%        0.34%
  Acquired Fund Fees and Expenses                               0.03%        0.03%        0.03%        0.03%        0.03%
  Total Annual Fund Operating Expenses(4,5)                     1.27%        2.02%        2.02%        1.52%        1.02%
-------------------------------------------------------------------------------------------------------------------------


EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                                              CLASS B          CLASS B          CLASS C          CLASS C
                                             assuming      assuming no         assuming      assuming no
                                           redemption       redemption       redemption       redemption
                                            at end of        at end of        at end of        at end of
                             CLASS A      each period      each period      each period      each period      CLASS R      CLASS Y
----------------------------------------------------------------------------------------------------------------------------------
  1 year                     $  672         $    705          $    205        $    305          $    205      $  155       $  104
----------------------------------------------------------------------------------------------------------------------------------
  3 years                    $  931         $  1,034          $    634        $    634          $    634      $  480       $  325
----------------------------------------------------------------------------------------------------------------------------------
  5 years                    $1,209         $  1,288          $  1,088        $  1,088          $  1,088      $  829       $  563
----------------------------------------------------------------------------------------------------------------------------------
 10 years                    $2,000         $  2,155          $  2,155        $  2,348          $  2,348      $1,813       $1,248



(1)An annual account maintenance fee of $50 may be charged under certain circumstances. See "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Accounts with Low Balances."



(2)Investors may qualify for reduced sales charges.



(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge.



(4)Total Annual Fund Operating Expenses are based on the fund's fiscal year ended October 31, 2006, absent any expense reimbursements or fee waivers, restated to reflect current fees. The fund's most recent annual report and financial highlights reflect the operating expenses of the fund and do not include Acquired Fund Fees and Expenses. The advisor intends to voluntarily waive fees and reimburse other fund expenses through at least June 30, 2007 so that total annual fund operating expenses, excluding acquired fund fees and expenses, do not exceed 1.10%, 1.85%, 1.85%, 1.35%, and 0.85%, respectively, for Class A, Class B, Class C, Class R, and Class Y shares. These fee waivers and expense reimbursements may be terminated at any time after June 30, 2007, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund's board of directors.



(5)Total Annual Fund Operating Expenses do not include securities lending income received by the advisor. The advisor receives fees equal to 25% of the fund's net income from securities lending transactions in connection with the lending services it provides the fund.

                      PROSPECTUS - First American Stock Funds

Fund Summaries
Equity Income Fund

OBJECTIVE

Equity Income Fund's objective is long-term growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, Equity Income Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities of companies which the fund's investment advisor believes are characterized by:
- the ability to pay above average dividends.
- the ability to finance expected growth.
- strong management.


The fund will attempt to maintain a dividend that will grow quickly enough to keep pace with inflation. As a result, higher-yielding equity securities will generally represent the core holdings of the fund. However, the fund also may invest in lower-yielding, higher growth equity securities if the advisor believes they will help balance the portfolio. The fund's equity securities include common stocks and preferred stocks, and corporate debt securities which are convertible into common stocks. All such equity securities will provide current income at the time of purchase.



The fund invests in convertible debt securities in pursuit of both long-term growth of capital and income. The securities' conversion features provide long-term growth potential, while interest payments on the securities provide income. The fund may invest in convertible debt securities without regard to their ratings, and therefore may hold convertible debt securities which are rated lower than investment grade.



The fund may utilize options, futures contracts, and options on futures contracts ("derivatives"). The fund may use these derivatives to manage market or business risk or enhance the fund's return. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.



Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a U.S. stock exchange or represented by American Depositary Receipts that may or may not be sponsored by a domestic bank. These securities may be of the same type as the fund's permissible investments in U.S. domestic securities.


PRINCIPAL RISKS

The value of your investment in this fund will change daily, which means you could lose money. The principal risks of investing in this fund include:
- Active Management Risk
- Common Stock Risk
- Credit Risk
- Derivative Instrument Risk
- Foreign Security Risk
- Interest Rate Risk
- Non-Investment Grade Securities Risk

See "More About the Funds" for a discussion of these risks.

FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of the other share classes will differ due to their different expense structures. Sales charges are not reflected in the chart; if they were, returns would be lower.



The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B, Class C, Class R, and Class Y shares, the table only includes returns before taxes. After-tax returns for Class B, Class C, Class R, and Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                      PROSPECTUS - First American Stock Funds

Fund Summaries
Equity Income Fund CONTINUED

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.


Prior to July 1, 2004, Class R shares were designated Class S shares, which had lower fees and expenses. The performance information in the chart and the table prior to July 1, 2004 is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.



ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)



                                  (BAR CHART)

      27.53%      15.68%       3.86%      12.28%      (4.37)%    (18.13)%     26.30%       8.88%       4.65%      19.62%
       1997        1998        1999        2000        2001        2002        2003        2004        2005        2006

     Best Quarter:
     Quarter ended  June 30, 2003         16.68%
     Worst Quarter:
     Quarter ended  September 30, 2002  (16.75)%


                                                                                                                Since       Since
AVERAGE ANNUAL TOTAL RETURNS                                Inception                                       Inception   Inception
AS OF 12/31/06                                                   Date   One Year   Five Years   Ten Years   (Class C)   (Class R)
---------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                              12/18/92     13.06%        5.90%       8.16%         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions)                           11.31%        5.25%       6.45%         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions and sale of
  fund shares)                                                            10.69%        4.94%       6.35%         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class B (return before taxes)                               8/15/94     13.66%        5.99%       7.98%         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                                2/1/99     17.69%        6.30%         N/A       4.94%         N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class R (return before taxes)                               9/24/01     19.28%        6.97%         N/A         N/A       8.74%
---------------------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                                8/2/94     19.84%        7.37%       9.06%         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------------
Custom Benchmark -- Standard & Poor's 500 Dividend Only
Stocks(1)
(reflects no deduction for fees, expenses, or taxes)                      16.69%        6.89%       8.99%       4.45%       8.09%
---------------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index(2)
(reflects no deduction for fees, expenses, or taxes)                      15.79%        6.19%       8.42%       3.00%       8.69%



(1)The S&P 500 Dividend Only Stocks custom benchmark is composed of companies in the S&P 500 Index that have an indicated annual dividend. The since inception performance of the index is calculated from 1/31/99 and 9/30/01, respectively, for Class C and Class R shares.



(2)An unmanaged market-capitalization weighted index based on the average weighted performance of 500 widely held large-cap common stocks.

                      PROSPECTUS - First American Stock Funds

Fund Summaries
Equity Income Fund CONTINUED

FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets.


-------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES(1)
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                     CLASS A      CLASS B      CLASS C      CLASS R      CLASS Y
-------------------------------------------------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
  (as a percentage of offering price)                         5.50%(2)        None         None         None         None
  MAXIMUM DEFERRED SALES CHARGE (LOAD)
  (as a percentage of original purchase price or redemption
  proceeds, whichever is less)                                None(3)        5.00%        1.00%         None         None
-------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
(as a percentage of average net assets)
-------------------------------------------------------------------------------------------------------------------------
  Management Fees                                               0.65%        0.65%        0.65%        0.65%        0.65%
  Distribution and/or Service (12b-1) Fees                      0.25%        1.00%        1.00%        0.50%         None
  Other Expenses                                                0.26%        0.26%        0.26%        0.26%        0.26%
  Total Annual Fund Operating Expenses(4,5)                     1.16%        1.91%        1.91%        1.41%        0.91%
--------------------------------------------------------------------------------------------------------------------------------


EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                                              CLASS B          CLASS B          CLASS C          CLASS C
                                             assuming      assuming no         assuming      assuming no
                                           redemption       redemption       redemption       redemption
                                            at end of        at end of        at end of        at end of
                             CLASS A      each period      each period      each period      each period      CLASS R      CLASS Y
----------------------------------------------------------------------------------------------------------------------------------
  1 year                     $  662         $    694          $    194        $    294          $    194      $  144       $   93
----------------------------------------------------------------------------------------------------------------------------------
  3 years                    $  898         $  1,000          $    600        $    600          $    600      $  446       $  290
----------------------------------------------------------------------------------------------------------------------------------
  5 years                    $1,153         $  1,232          $  1,032        $  1,032          $  1,032      $  771       $  504
----------------------------------------------------------------------------------------------------------------------------------
 10 years                    $1,881         $  2,038          $  2,038        $  2,233          $  2,233      $1,691       $1,120



(1)An annual account maintenance fee of $50 may be charged under certain circumstances. See "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Accounts with Low Balances."



(2)Investors may qualify for reduced sales charges.



(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge.



(4)Total Annual Fund Operating Expenses are based on the fund's fiscal year ended October 31, 2006, restated to reflect current fees.



(5)Total Annual Fund Operating Expenses do not include securities lending income received by the advisor. The advisor receives fees equal to 25% of the fund's net income from securities lending transactions in connection with the lending services it provides the fund.

                      PROSPECTUS - First American Stock Funds

Fund Summaries
Large Cap Growth Opportunities Fund

OBJECTIVE

Large Cap Growth Opportunities Fund's objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, Large Cap Growth Opportunities Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, defined as companies that have market capitalizations within the range of market capitalizations of companies constituting the Russell 1000 Index. This index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. While the market capitalizations of companies in the Russell 1000 Index ranged from approximately $1.2 billion to $446.9 billion as of December 31, 2006, the advisor typically invests in common stocks that have market capitalizations of at least $3 billion at the time of purchase.


The advisor selects companies that it believes exhibit the potential for superior growth based on factors such as:
- above average growth in revenue and earnings.
- strong competitive position.
- strong management.
- sound financial condition.


The fund may utilize options, futures contracts, and options on futures contracts ("derivatives"). The fund may use these derivatives to manage market or business risk or enhance the fund's return. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.



Up to 25% of the fund's total assets may be invested in securities of foreign issuers that are either listed on a U.S. stock exchange or represented by American Depositary Receipts that may or may not be sponsored by a domestic bank. These securities may be of the same type as the fund's permissible investments in U.S. domestic securities.


PRINCIPAL RISKS

The value of your investment in this fund will change daily, which means you could lose money. The principal risks of investing in this fund include:
- Active Management Risk
- Common Stock Risk
- Derivative Instrument Risk
- Foreign Security Risk

See "More About the Funds" for a discussion of these risks.

FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart shows you how performance of the fund's Class Y shares has varied from year to year. The performance of the other share classes will differ due to their different expense structures.



The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class Y shares, the table includes returns both before and after taxes. For Class A, Class B, Class C, and Class R shares, the table only includes returns before taxes. After-tax returns for Class A, Class B, Class C, and Class R shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                      PROSPECTUS - First American Stock Funds

Fund Summaries
Large Cap Growth Opportunities Fund CONTINUED

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.


Prior to July 1, 2004, Class R shares were designated Class S shares, which had lower fees and expenses, The performance information in the chart and the table prior to July 1, 2004 is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.



ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class Y)(1)


                                  (BAR CHART)

      22.91%      30.46%      14.29%      (1.22)%    (22.21)%    (25.08)%     24.20%       8.97%       7.09%       4.42%
       1997        1998        1999        2000        2001        2002        2003        2004        2005        2006

     Best Quarter:
     Quarter ended  December 31, 1998    24.04%
     Worst Quarter:
     Quarter ended  September 30, 2001  (17.48)%


                                                                                                    Since       Since       Since
AVERAGE ANNUAL TOTAL RETURNS                    Inception                                       Inception   Inception   Inception
AS OF 12/31/06(1)                                    Date   One Year   Five Years   Ten Years   (Class B)   (Class C)   (Class R)
---------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth Opportunities Fund
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                    1/9/95    (1.59)%        1.13%       3.94%         N/A         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class B (return before taxes)                    3/1/99    (1.65)%        1.14%         N/A     (0.92)%         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                   9/24/01      2.36%        1.52%         N/A         N/A       4.08%         N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class R (return before taxes)                  11/27/00      3.86%        2.15%         N/A         N/A         N/A     (2.60)%
---------------------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                  12/29/92      4.42%        2.54%       4.79%         N/A         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class Y (return after taxes on
  distributions)                                               4.22%        2.47%       3.58%         N/A         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class Y (return after taxes on
  distributions and sale of fund shares)                       3.14%        2.16%       3.62%         N/A         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index(2) (reflects no
deduction for fees, expenses, or taxes)                        9.07%        2.69%       5.44%     (0.93)%       5.92%     (3.12)%



(1)Performance presented prior to 9/24/01 represents that of the Firstar Large Cap Core Equity Fund, a series of Firstar Funds, Inc., which merged into the fund on that date.



(2)An unmanaged index that measures the performance of those companies in the Russell 1000 Index (a large-cap index) with higher price-to-book ratios and higher forecasted growth values.

                      PROSPECTUS - First American Stock Funds

Fund Summaries
Large Cap Growth Opportunities Fund CONTINUED

FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets.


-------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES(1)
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                     CLASS A      CLASS B      CLASS C      CLASS R      CLASS Y
-------------------------------------------------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
  (as a percentage of offering price)                           5.50%(2)      None         None         None         None
  MAXIMUM DEFERRED SALES CHARGE (LOAD)
  (as a percentage of original purchase price or redemption
  proceeds, whichever is less)                                   None(3)     5.00%        1.00%         None         None
-------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
(as a percentage of average net assets)
-------------------------------------------------------------------------------------------------------------------------
  Management Fees                                               0.65%        0.65%        0.65%        0.65%        0.65%
  Distribution and/or Service (12b-1) Fees                      0.25%        1.00%        1.00%        0.50%         None
  Other Expenses                                                0.29%        0.29%        0.29%        0.29%        0.29%
  Total Annual Fund Operating Expenses(4,5)                     1.19%        1.94%        1.94%        1.44%        0.94%
-------------------------------------------------------------------------------------------------------------------------


EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                                              CLASS B          CLASS B          CLASS C          CLASS C
                                             assuming      assuming no         assuming      assuming no
                                           redemption       redemption       redemption       redemption
                                            at end of        at end of        at end of        at end of
                             CLASS A      each period      each period      each period      each period      CLASS R      CLASS Y
----------------------------------------------------------------------------------------------------------------------------------
  1 year                     $  665         $    697          $    197        $    297          $    197      $  147       $   96
----------------------------------------------------------------------------------------------------------------------------------
  3 years                    $  907         $  1,009          $    609        $    609          $    609      $  456       $  300
----------------------------------------------------------------------------------------------------------------------------------
  5 years                    $1,168         $  1,247          $  1,047        $  1,047          $  1,047      $  787       $  520
----------------------------------------------------------------------------------------------------------------------------------
 10 years                    $1,914         $  2,070          $  2,070        $  2,264          $  2,264      $1,724       $1,155


(1)An annual account maintenance fee of $50 may be charged under certain circumstances. See "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Accounts with Low Balances."

(2)Investors may qualify for reduced sales charges.

(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge.


(4)Total Annual Fund Operating Expenses are based on the fund's fiscal year ended October 31, 2006, restated to reflect current fees.



(5)Total Annual Fund Operating Expenses do not include securities lending income received by the advisor. The advisor receives fees equal to 25% of the fund's net income from securities lending transactions in connection with the lending services it provides the fund.

                      PROSPECTUS - First American Stock Funds

Fund Summaries
Large Cap Select Fund

OBJECTIVE

Large Cap Select Fund's objective is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, Large Cap Select Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, defined as companies that have market capitalizations within the range of market capitalizations of companies constituting the Standard & Poor's 500 Index (the "S&P 500 Index"). The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, sector representation and other factors. The index tracks the performance of the large cap U.S. equity market. While the market capitalizations of companies in the S&P 500 Index ranged from approximately $1.4 billion to $446.9 billion as of December 31, 2006, the advisor typically invests in common stocks of companies that have market capitalizations of at least $3 billion at the time of purchase. The advisor will select companies based on a combination of both value and growth objectives, seeking companies it believes offers market opportunity.


In selecting stocks, the fund's advisor invests in companies that it believes meet at least two of the following criteria:
- attractively valued relative to other companies in the same industry or market.
- good or improving fundamentals.
- an identifiable catalyst that could increase the value of the company's stock over the next one or two years.

The fund's advisor generally will sell a stock if any of the following has occurred:
- the stock has hit its price target and the company is no longer attractively valued relative to other companies in the same industry or market.
- the company's fundamentals have significantly deteriorated.
- a catalyst that could decrease the value of the stock has been identified, or a previously existing positive catalyst has disappeared.
- a better alternative exists in the marketplace.


The fund may utilize options, futures contracts, and options on futures contracts ("derivatives"). The fund may use these derivatives to manage market or business risk or enhance the fund's return. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.



Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a U.S. stock exchange or represented by American Depository Receipts that may or may not be sponsored by a domestic bank. These securities may be of the same type as the fund's permissible investments in U.S. domestic securities.


PRINCIPAL RISKS

The value of your investment in this fund will change daily, which means you could lose money. The principal risks of investing in this fund include:
- Active Management Risk
- Common Stock Risk
- Derivative Instrument Risk
- Foreign Security Risk

See "More About the Funds" for a discussion of these risks.

FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of the other shares classes will differ due to their different expense structures. Sales charges are not reflected in the chart; if they were, returns would be lower.



The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B, Class C, Class R, and Class Y shares, the table only includes returns before taxes. After-tax returns for Class B, Class C, Class R, and Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                      PROSPECTUS - First American Stock Funds

Fund Summaries
Large Cap Select Fund CONTINUED

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.


Prior to July 1, 2004, Class R shares were designated Class S shares, which had lower fees and expenses. The performance information in the chart and the table prior to July 1, 2004 is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.



ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)


                                  (BAR CHART)

       9.31%       8.91%      11.21%
       2004        2005        2006

     Best Quarter:
     Quarter ended  December 31, 2004      9.99%
     Worst Quarter:
     Quarter ended  June 30, 2006         (3.42)%


AVERAGE ANNUAL TOTAL RETURNS                                   Inception                        Since
AS OF 12/31/06                                                      Date      One Year      Inception
-----------------------------------------------------------------------------------------------------
Large Cap Select Fund
-----------------------------------------------------------------------------------------------------
  Class A (return before taxes)                                  1/31/03        5.10%          12.81%
-----------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions)                                 4.77%          12.19%
-----------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions and sale of
  fund shares)                                                                  3.75%          10.89%
-----------------------------------------------------------------------------------------------------
  Class B (return before taxes)                                  1/31/03        5.34%          13.02%
-----------------------------------------------------------------------------------------------------
  Class C (return before taxes)                                  1/31/03        9.30%          13.57%
-----------------------------------------------------------------------------------------------------
  Class R (return before taxes)                                  1/31/03       10.93%          14.19%
-----------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                                  1/31/03       11.37%          14.72%
-----------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index(1) (reflects no deduction for
fees, expenses, or taxes)                                                      15.79%          15.87%



(1)An unmanaged market-capitalization weighted index based on the average weighted performance of 500 widely held large-cap common stocks.

                      PROSPECTUS - First American Stock Funds

Fund Summaries
Large Cap Select Fund CONTINUED

FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets.


--------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES(1)
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                     CLASS A      CLASS B      CLASS C      CLASS R      CLASS Y
--------------------------------------------------------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
  (as a percentage of offering price)                           5.50%(2)      None         None         None         None
  MAXIMUM DEFERRED SALES CHARGE (LOAD)
  (as a percentage of original purchase price or redemption
  proceeds, whichever is less)                                   None(3)     5.00%        1.00%         None         None
--------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
(as a percentage of average net assets)
--------------------------------------------------------------------------------------------------------------------------------
  Management Fees                                               0.65%        0.65%        0.65%        0.65%        0.65%
  Distribution and/or Service (12b-1) Fees                      0.25%        1.00%        1.00%        0.50%         None
  Other Expenses                                                0.29%        0.29%        0.29%        0.29%        0.29%
  Total Annual Fund Operating Expenses(4,5)                     1.19%        1.94%        1.94%        1.44%        0.94%
--------------------------------------------------------------------------------------------------------------------------------


EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                                              CLASS B          CLASS B          CLASS C          CLASS C
                                             assuming      assuming no         assuming      assuming no
                                           redemption       redemption       redemption       redemption
                                            at end of        at end of        at end of        at end of
                             CLASS A      each period      each period      each period      each period        CLASS R      CLASS Y
------------------------------------------------------------------------------------------------------------------------------------
  1 year                     $  665         $    697          $    197        $    297          $    197       $    147      $   96
------------------------------------------------------------------------------------------------------------------------------------
  3 years                    $  907         $  1,009          $    609        $    609          $    609       $    456      $  300
------------------------------------------------------------------------------------------------------------------------------------
  5 years                    $1,168         $  1,247          $  1,047        $  1,047          $  1,047       $    787      $  520
------------------------------------------------------------------------------------------------------------------------------------
 10 years                    $1,914         $  2,070          $  2,070        $  2,264          $  2,264       $  1,724      $1,155



(1)An annual account maintenance fee of $50 may be charged under certain circumstances. See "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Accounts with Low Balances."



(2)Investors may qualify for reduced sales charges.



(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge.



(4)Total Annual Fund Operating Expenses are based on the fund's fiscal year ended October 31, 2006, restated to reflect current fees.



(5)Total Annual Fund Operating Expenses do not include securities lending income received by the advisor. The advisor receives fees equal to 25% of the fund's net income from securities lending transactions in connection with the lending services it provides the fund.

                      PROSPECTUS - First American Stock Funds

Fund Summaries
Large Cap Value Fund

OBJECTIVE

Large Cap Value Fund's primary objective is capital appreciation. Current income is a secondary objective of the fund.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, Large Cap Value Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, defined as companies that have market capitalizations within the range of market capitalizations of companies constituting the Russell 1000 Index. This index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. While the market capitalizations of companies in the Russell 1000 Index ranged from approximately $1.2 billion to $446.9 billion as of December 31, 2006, the advisor typically invests in common stocks that have market capitalizations of at least $3 billion at the time of purchase.



In selecting stocks, the fund's advisor invests in securities it believes:


- are undervalued relative to other securities in the same industry or market.


- exhibit good or improving fundamentals.


- exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.



The fund may utilize options, futures contracts, and options on futures contracts ("derivatives"). The fund may use these derivatives to manage market or business risk or enhance the fund's return. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.



Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a U.S. stock exchange or represented by American Depositary Receipts that may or may not be sponsored by a domestic bank. These securities may be of the same type as the fund's permissible investments in U.S. domestic securities.


PRINCIPAL RISKS

The value of your investment in this fund will change daily, which means you could lose money. The principal risks of investing in this fund include:
- Active Management Risk
- Common Stock Risk
- Derivative Instrument Risk
- Foreign Security Risk

See "More About the Funds" for a discussion of these risks.

FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of the other share classes will differ due to their different expense structures. Sales charges are not reflected in the chart; if they were, returns would be lower.



The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B, Class C, Class R, and Class Y shares, the table only includes returns before taxes. After-tax returns for Class B, Class C, Class R, and Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                      PROSPECTUS - First American Stock Funds

Fund Summaries
Large Cap Value Fund CONTINUED

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.


Prior to July 1, 2004, Class R shares were designated Class S shares, which had lower fees and expenses. The performance information in the chart and the table prior to July 1, 2004 is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.



ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)


                                  (BAR CHART)

      22.41%       9.71%       7.91%       0.17%      (7.86)%    (20.95)%     25.44%      13.15%       6.97%      18.33%
       1997        1998        1999        2000        2001        2002        2003        2004        2005        2006

     Best Quarter:
     Quarter ended  December 31, 1998    16.55%
     Worst Quarter:
     Quarter ended  September 30, 2002  (18.82)%


                                                                                                                Since       Since
AVERAGE ANNUAL TOTAL RETURNS                                Inception                                       Inception   Inception
AS OF 12/31/06                                                   Date   One Year   Five Years   Ten Years   (Class C)   (Class R)
---------------------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                              12/22/87     11.81%        6.05%       6.02%         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions)                            9.91%        5.39%       4.33%         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions and sale of
  fund shares)                                                             9.04%        5.02%       4.46%         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class B (return before taxes)                               8/15/94     12.43%        6.15%       5.84%         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                                2/1/99     16.43%        6.46%         N/A       3.38%         N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class R (return before taxes)                               9/24/01     17.97%        7.12%         N/A         N/A       9.44%
---------------------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                                2/4/94     18.61%        7.54%       6.90%         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------------
Russell 1000 Value Index(1) (reflects no deduction for
fees, expenses, or taxes)                                                 22.25%       10.86%      11.00%       7.80%      12.68%



(1)An unmanaged index that measures the performance of those companies in the Russell 1000 Index (a large-cap index) with lower price-to-book ratios and lower forecasted growth values.

                      PROSPECTUS - First American Stock Funds

Fund Summaries
Large Cap Value Fund CONTINUED


FEES AND EXPENSES


As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets.


-------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES(1)
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                     CLASS A      CLASS B      CLASS C      CLASS R      CLASS Y
-------------------------------------------------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
  (as a percentage of offering price)                         5.50%(2)        None         None         None         None
  MAXIMUM DEFERRED SALES CHARGE (LOAD)
  (as a percentage of original purchase price or redemption
  proceeds, whichever is less)                                None(3)        5.00%        1.00%         None         None
-------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
(as a percentage of average net assets)
-------------------------------------------------------------------------------------------------------------------------
  Management Fees                                               0.65%        0.65%        0.65%        0.65%        0.65%
  Distribution and/or Service (12b-1) Fees                      0.25%        1.00%        1.00%        0.50%         None
  Other Expenses                                                0.27%        0.27%        0.27%        0.27%        0.27%
  Total Annual Fund Operating Expenses(4,5)                     1.17%        1.92%        1.92%        1.42%        0.92%
--------------------------------------------------------------------------------------------------------------------------------


EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                                              CLASS B          CLASS B          CLASS C          CLASS C
                                             assuming      assuming no         assuming      assuming no
                                           redemption       redemption       redemption       redemption
                                            at end of        at end of        at end of        at end of
                             CLASS A      each period      each period      each period      each period      CLASS R      CLASS Y
----------------------------------------------------------------------------------------------------------------------------------
 1 year                      $  663         $    695          $    195        $    295          $    195      $  145       $   94
----------------------------------------------------------------------------------------------------------------------------------
 3 years                     $  901         $  1,003          $    603        $    603          $    603      $  449       $  293
----------------------------------------------------------------------------------------------------------------------------------
 5 years                     $1,158         $  1,237          $  1,037        $  1,037          $  1,037      $  776       $  509
----------------------------------------------------------------------------------------------------------------------------------
 10 years                    $1,892         $  2,048          $  2,048        $  2,243          $  2,243      $1,702       $1,131



(1)An annual account maintenance fee of $50 may be charged under certain circumstances. See "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Accounts with Low Balances."



(2)Investors may qualify for reduced sales charges.



(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge.



(4)Total Annual Fund Operating Expenses are based on the fund's fiscal year ended October 31, 2006, restated to reflect current fees.



(5)Total Annual Fund Operating Expenses do not include securities lending income received by the advisor. The advisor receives fees equal to 25% of the fund's net income from securities lending transactions in connection with the lending services it provides the fund.

                      PROSPECTUS - First American Stock Funds

Fund Summaries
Mid Cap Growth Opportunities Fund

OBJECTIVE

Mid Cap Growth Opportunities Fund has an objective of capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, Mid Cap Growth Opportunities Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market capitalization). As of December 31, 2006, market capitalizations of companies in the Russell Midcap Index ranged from approximately $1.2 billion to $20.3 billion.


The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:
- above average growth in revenue and earnings.
- strong competitive position.
- strong management.
- sound financial condition.


The fund may utilize options, futures contracts, and options on futures contracts ("derivatives"). The fund may use these derivatives to manage market or business risk or enhance the fund's return. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.


Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.


Up to 25% of the fund's total assets may be invested in securities of foreign issuers that are either listed on a U.S. stock exchange or represented by American Depositary Receipts that may or may not be sponsored by a domestic bank. These securities may be of the same type as the fund's permissible investments in U.S. domestic securities.


PRINCIPAL RISKS

The value of your investment in this fund will change daily, which means you could lose money. The principal risks of investing in this fund include:
- Active Management Risk
- Common Stock Risk
- Derivative Instrument Risk
- Foreign Security Risk
- Initial Public Offering (IPO) Risk
- Mid-Cap Stock Risk

See "More About the Funds" for a discussion of these risks.

FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart shows you how performance of the fund's Class Y shares has varied from year to year. The performance of the other share classes will differ due to their different expense structures.



The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class Y shares, the table includes returns both before and after taxes. For Class A, Class B, Class C, and Class R shares, the table only includes returns before taxes. After-tax returns for Class A, Class B, Class C, and Class R shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                      PROSPECTUS - First American Stock Funds

Fund Summaries
Mid Cap Growth Opportunities Fund CONTINUED

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.


Prior to July 1, 2004, Class R shares were designated Class S shares, which had lower fees and expenses. The performance information in the chart and the table prior to July 1, 2004 is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.



ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class Y)(1)


                                  (BAR CHART)

      17.42%       4.91%       2.53%      25.60%      (3.41)%    (15.21)%     33.41%      21.61%      12.54%       9.67%
       1997        1998        1999        2000        2001        2002        2003        2004        2005        2006

     Best Quarter:
     Quarter ended  December 31, 1999    24.27%
     Worst Quarter:
     Quarter ended  September 30, 2001  (19.85)%


                                                                                                    Since       Since       Since
AVERAGE ANNUAL TOTAL RETURNS                    Inception                                       Inception   Inception   Inception
AS OF 12/31/06(1)                                    Date   One Year   Five Years   Ten Years   (Class B)   (Class C)   (Class R)
---------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Opportunities Fund
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                    1/9/95      3.36%        9.64%       9.14%         N/A         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class B (return before taxes)                    3/1/99      3.66%        9.78%         N/A      10.70%         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                   9/24/01      7.60%       10.09%         N/A         N/A      13.82%         N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class R (return before taxes)                  12/11/00      9.11%       10.76%         N/A         N/A         N/A       7.66%
---------------------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                  12/28/89      9.67%       11.17%      10.03%         N/A         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class Y (return after taxes on
  distributions)                                               8.28%        9.66%       7.69%         N/A         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class Y (return after taxes on
  distributions and sale of fund shares)                       8.16%        9.26%       7.59%         N/A         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------------
Russell Midcap Growth Index(2) (reflects no
deduction for fees, expenses, or taxes)                       10.66%        8.22%       8.62%       6.27%      13.07%       0.57%



()(1)Performance presented prior to 9/24/01 represents that of the Firstar
     MidCap Core Equity Fund, a series of Firstar Funds, Inc., which merged into the fund on that date.



()(2)An unmanaged index that measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values.

                      PROSPECTUS - First American Stock Funds

Fund Summaries
Mid Cap Growth Opportunities Fund CONTINUED


FEES AND EXPENSES


As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets.


-------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES(1)
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                     CLASS A   CLASS B   CLASS C   CLASS R   CLASS Y
-------------------------------------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
  (as a percentage of offering price)                         5.50%(2)     None      None      None      None
  MAXIMUM DEFERRED SALES CHARGE (LOAD)
  (as a percentage of original purchase price or redemption
  proceeds, whichever is less)                                None(3)     5.00%     1.00%      None      None
-------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
(as a percentage of average net assets)
-------------------------------------------------------------------------------------------------------------
  Management Fees                                               0.70%     0.70%     0.70%     0.70%     0.70%
  Distribution and/or Service (12b-1) Fees                      0.25%     1.00%     1.00%     0.50%      None
  Other Expenses                                                0.27%     0.27%     0.27%     0.27%     0.27%
  Total Annual Fund Operating Expenses(4,5)                     1.22%     1.97%     1.97%     1.47%     0.97%
-------------------------------------------------------------------------------------------------------------


EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                                              CLASS B          CLASS B          CLASS C          CLASS C
                                             assuming      assuming no         assuming      assuming no
                                           redemption       redemption       redemption       redemption
                                            at end of        at end of        at end of        at end of
                             CLASS A      each period      each period      each period      each period      CLASS R      CLASS Y
----------------------------------------------------------------------------------------------------------------------------------
  1 year                     $  667         $    700          $    200        $    300          $    200      $  150       $   99
----------------------------------------------------------------------------------------------------------------------------------
  3 years                    $  916         $  1,018          $    618        $    618          $    618      $  465       $  309
----------------------------------------------------------------------------------------------------------------------------------
  5 years                    $1,183         $  1,262          $  1,062        $  1,062          $  1,062      $  803       $  536
----------------------------------------------------------------------------------------------------------------------------------
 10 years                    $1,946         $  2,102          $  2,102        $  2,296          $  2,296      $1,757       $1,190



(1)An annual account maintenance fee of $50 may be charged under certain circumstances. See "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Accounts with Low Balances."



(2)Investors may qualify for reduced sales charges.



(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge.



(4)Total Annual Fund Operating Expenses are based on the fund's fiscal year ended October 31, 2006, restated to reflect current fees.



(5)Total Annual Fund Operating Expenses do not include securities lending income received by the advisor. The advisor receives fees equal to 25% of the fund's net income from securities lending transactions in connection with the lending services it provides the fund.

                      PROSPECTUS - First American Stock Funds

Fund Summaries
Mid Cap Value Fund

OBJECTIVE

Mid Cap Value Fund has an objective of capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, Mid Cap Value Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market capitalization). As of December 31, 2006, market capitalizations of companies in the Russell Midcap Index ranged from approximately $1.2 billion to $20.3 billion.


In selecting stocks, the fund's advisor invests in securities it believes:
- are undervalued relative to other securities in the same industry or market.
- exhibit good or improving fundamentals.
- exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.


The fund may utilize options, futures contracts, and options on futures contracts ("derivatives"). The fund may use these derivatives to manage market or business risk or enhance the fund's return. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.



Up to 25% of a fund's total assets may be invested in securities of foreign issuers which are either listed on a U.S. stock exchange or represented by American Depositary Receipts that may or may not be sponsored by a domestic bank. These securities may be of the same type as the fund's permissible investments in U.S. domestic securities.


PRINCIPAL RISKS

The value of your investment in this fund will change daily, which means you could lose money. The principal risks of investing in this fund include:
- Active Management Risk
- Common Stock Risk
- Derivative Instrument Risk
- Foreign Security Risk
- Mid-Cap Stock Risk
See "More About the Funds" for a discussion of these risks.

FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of the other share classes will differ due to their different expense structures. Sales charges are not reflected in the chart; if they were, returns would be lower.



The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B, Class C, Class R, and Class Y shares, the table only includes returns before taxes. After-tax returns for Class B, Class C, Class R, and Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                      PROSPECTUS - First American Stock Funds

Fund Summaries
Mid Cap Value Fund CONTINUED

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.


Prior to July 1, 2004, Class R shares were designated Class S shares, which had lower fees and expenses. The performance information in the chart and the table prior to July 1, 2004 is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.



ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)


                                  (BAR CHART)

      24.21%     (13.24)%     (6.29)%     20.92%      (0.36)%     (9.30)%     33.63%      22.76%      12.33%      14.72%
       1997        1998        1999        2000        2001        2002        2003        2004        2005        2006

     Best Quarter:
     Quarter ended  June 30, 1997         17.97%
     Worst Quarter:
     Quarter ended  September 30, 1998  (30.84)%


                                                                                                                Since       Since
AVERAGE ANNUAL TOTAL RETURNS                                Inception                                       Inception   Inception
AS OF 12/31/06                                                   Date   One Year   Five Years   Ten Years   (Class C)   (Class R)
---------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                              12/22/87      8.41%       12.62%       8.23%         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions)                            6.98%       12.05%       6.76%         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions and sale of
  fund shares)                                                             6.47%       10.90%       6.35%         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class B (return before taxes)                               8/15/94      8.82%       12.82%       8.05%         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                                2/1/99     12.83%       13.07%         N/A       9.76%         N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class R (return before taxes)                               9/24/01     14.41%       13.78%         N/A         N/A      16.38%
---------------------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                                2/4/94     14.98%       14.20%       9.12%         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------------
Russell Midcap Value Index(1) (reflects no deduction for
fees, expenses, or taxes)                                                 20.22%       15.88%      13.65%      12.89%      18.30%



(1)An unmanaged index that measures the performance of those Russell mid-cap companies with lower price-to-book ratios and lower forecasted growth values.

                      PROSPECTUS - First American Stock Funds

Fund Summaries
Mid Cap Value Fund CONTINUED

FEES AND EXPENSES


As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Fund shareholders also indirectly bear a portion of the expenses of each investment company in which the fund may invest (the "acquired funds").



Management Fees, Distribution and/or Service (12b-1) Fees, and Other Expenses are based on the fund's most recently completed fiscal year, absent any expense reimbursements or fee waivers, restated to reflect current fees. Acquired Fund Fees and Expenses are based on the fund's average invested balance in each acquired fund during the last fiscal year and on the net expense ratios (reflecting fee waivers and expense reimbursements) of the acquired funds, as disclosed in the acquired funds' most recent shareholder reports. Acquired Fund Fees and Expenses will vary with changes in allocations and acquired fund expenses, including any change in an acquired fund's fee waiver and expense reimbursement arrangements.



-------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES(1)
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                     CLASS A   CLASS B   CLASS C   CLASS R   CLASS Y
-------------------------------------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
  (as a percentage of offering price)                           5.50%(2)    None     None      None      None
  MAXIMUM DEFERRED SALES CHARGE (LOAD)
  (as a percentage of original purchase price or redemption
  proceeds, whichever is less)                                   None(3)   5.00%    1.00%      None      None
-------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
(as a percentage of average net assets)
-------------------------------------------------------------------------------------------------------------
  Management Fees                                               0.70%     0.70%     0.70%     0.70%     0.70%
  Distribution and/or Service (12b-1) Fees                      0.25%     1.00%     1.00%     0.50%      None
  Other Expenses                                                0.27%     0.27%     0.27%     0.27%     0.27%
  Acquired Fund Fees and Expenses                               0.01%     0.01%     0.01%     0.01%     0.01%
  Total Annual Fund Operating Expenses(4,5)                     1.23%     1.98%     1.98%     1.48%     0.98%
-----------------------------------------------------------------------------------------------------------------


EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

                                                 CLASS B          CLASS B          CLASS C          CLASS C
                                                assuming      assuming no         assuming      assuming no
                                              redemption       redemption       redemption       redemption
                                               at end of        at end of        at end of        at end of
                                CLASS A      each period      each period      each period      each period        CLASS R
--------------------------------------------------------------------------------------------------------------------------
 1 year                         $   668        $    701          $    201        $    301          $    201       $    151
--------------------------------------------------------------------------------------------------------------------------
 3 years                        $   919        $  1,021          $    621        $    621          $    621       $    468
--------------------------------------------------------------------------------------------------------------------------
 5 years                        $ 1,188        $  1,268          $  1,068        $  1,068          $  1,068       $    808
--------------------------------------------------------------------------------------------------------------------------
 10 years                       $ 1,957        $  2,113          $  2,113        $  2,306          $  2,306       $  1,768


                                 CLASS Y
------------------------------------------------------------------------------------------------
 1 year                         $    100
----------------------------------------------------------------------------------------------------------
 3 years                        $    312
--------------------------------------------------------------------------------------------------------------------
 5 years                        $    542
--------------------------------------------------------------------------------------------------------------------------
 10 years                       $  1,201



(1)An annual account maintenance fee of $50 may be charged under certain circumstances. See "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Accounts with Low Balances."



(2)Investors may qualify for reduced sales charges.



(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge.



(4)Total Annual Fund Operating Expenses are based on the fund's fiscal year ended October 31, 2006, restated to reflect current fees. The fund's most recent annual report and financial highlights reflect the operating expenses of the fund and do not include Acquired Fund Fees and Expenses.



(5)Total Annual Fund Operating Expenses do not include securities lending income received by the advisor. The advisor receives fees equal to 25% of the fund's net income from securities lending transactions in connection with the lending services it provides the fund.

                      PROSPECTUS - First American Stock Funds

Fund Summaries
Small-Mid Cap Core Fund

OBJECTIVE

Small-Mid Cap Core Fund has an objective of long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, Small-Mid Cap Core Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in common stocks of small- and mid-capitalization companies, defined by the advisor for this purpose as companies that have market capitalizations within the range of market capitalizations of companies constituting the Russell 2500 Index. This index measures the performance of the 2,500 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). The market capitalizations of companies in the Russell 2500 Index ranged from approximately $39 million to $8.3 billion as of December 31, 2006.



The fund's advisor selects stocks and determines their weighting in the portfolio based on input from the advisor's quantitative research group, its research analysts and other First American Fund portfolio managers. For each stock, the advisor takes into account:


- The rating received by the stock using one of a number of proprietary quantitative sector models developed by the advisor. Each sector model incorporates those factors that, based on back testing, have been most effective in predicting performance in that particular sector.


- The rating given to the stock by the research analyst, based on factors such as the company's business fundamentals, its valuation, and the presence or absence of a catalyst that could increase the value of the company's stock.


- The underweighted or overweighted position of the stock in other First American Funds.


The fund's advisor generally will sell a stock if any of the following has occurred:
- the stock has hit its price target and the company is no longer attractively valued relative to other companies in the same industry or market.
- the company's fundamentals have significantly deteriorated.
- a catalyst that could decrease the value of the stock has been identified, or a previously existing positive catalyst has disappeared.
- a better alternative exists in the marketplace.


The fund may utilize options, futures contracts, and options on futures contracts ("derivatives"). The fund may use these derivatives to manage market or business risk or enhance the fund's return. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.


When the advisor believes that companies' initial public offerings (IPOs) will generally outperform the overall equity market, the fund may frequently invest in companies at the time of their IPO. By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.


Up to 25% of the fund's total assets may be invested in securities of foreign issuers that are either listed on a U.S. stock exchange or represented by American Depositary Receipts that may or may not be sponsored by a domestic bank. These securities may be of the same type as the fund's permissible investments in U.S. domestic securities.


PRINCIPAL RISKS

The value of your investment in this fund will change daily, which means you could lose money. The principal risks of investing in this fund include:
- Active Management Risk
- Common Stock Risk
- Derivative Instrument Risk
- Foreign Security Risk
- Initial Public Offering (IPO) Risk
- Mid-Cap Stock Risk
- Small-Cap Stock Risk

See "More About the Funds" for a discussion of these risks.

FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.



The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of the other share classes will differ due to their different expense structures. Sales charges are not reflected in the chart; if they were, returns would be lower.



The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B, Class C, and Class Y shares, the table only includes returns before taxes. After-tax returns for Class B, Class C, and Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

                      PROSPECTUS - First American Stock Funds

Fund Summaries


Small-Mid Cap Core Fund CONTINUED


After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Effective October 3, 2005, based on approval of the fund's board of directors and shareholders, the fund's principal investment strategy was changed from investing primarily in technology stocks (defined as stocks of companies that either have or will develop products, processes or services that will provide or will benefit significantly from technological innovations, advances and improvements) to investing primarily in common stocks of small- and mid-capitalization companies. At the same time, the fund's name changed from Technology Fund to Small-Mid Cap Core Fund. As a result, the performance information presented below for periods prior to October 3, 2005, reflects the performance of an investment portfolio that was materially different from the investment portfolio of the Small-Mid Cap Core Fund.


ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1)


                                  (BAR CHART)

       6.91%      32.47%      191.79%    (45.85)%    (55.71)%    (42.14)%     55.47%       4.00%      (0.23)%     14.85%
       1997        1998        1999        2000        2001        2002        2003        2004        2005        2006

     Best Quarter:
     Quarter ended  December 31, 1999    80.60%
     Worst Quarter:
     Quarter ended  March 31, 2001      (48.79)%


                                                                                                                            Since
AVERAGE ANNUAL TOTAL RETURNS                               Inception                                                    Inception
AS OF 12/31/06(1)                                               Date      One Year      Five Years      Ten Years       (Class C)
---------------------------------------------------------------------------------------------------------------------------------
Small-Mid Cap Core Fund
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                               4/4/94         8.51%           0.27%          0.04%             N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions)                              8.51%           0.27%        (1.54)%             N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions and sale
  of fund shares)                                                            5.53%           0.23%          0.20%             N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class B (return before taxes)                              8/15/94         8.87%           0.20%        (0.16)%             N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                               2/1/00        13.08%           0.63%            N/A        (19.03)%
---------------------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                               4/4/94        15.16%           1.65%          0.88%             N/A
---------------------------------------------------------------------------------------------------------------------------------
Russell 2500 Index(2) (reflects no deduction for fees,
expenses, or taxes)                                                         16.17%          12.19%         11.26%           9.61%



(1)Small-Mid Cap Core Fund's 1999 returns were primarily achieved buying IPOs and technology related stocks in a period favorable for these investments. Such favorable returns involve accepting the risk of volatility, and there is no assurance that the fund's future investment in IPOs will have the same effect on performance as it did in 1999.



(2)An unmanaged small- and mid-cap index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index.

                      PROSPECTUS - First American Stock Funds

Fund Summaries


Small-Mid Cap Core Fund CONTINUED



FEES AND EXPENSES



As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets.



------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES(1)
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                     CLASS A      CLASS B      CLASS C      CLASS Y
------------------------------------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
  (as a percentage of offering price)                         5.50%(2)        None         None         None
  MAXIMUM DEFERRED SALES CHARGE (LOAD)
  (as a percentage of original purchase price or redemption
  proceeds, whichever is less)                                None(3)        5.00%        1.00%         None
------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
(as a percentage of average net assets)
------------------------------------------------------------------------------------------------------------
  Management Fees                                               0.70%        0.70%        0.70%        0.70%
  Distribution and/or Service (12b-1) Fees                      0.25%        1.00%        1.00%         None
  Other Expenses                                                0.57%        0.57%        0.57%        0.57%
  Total Annual Fund Operating Expenses(4,5)                     1.52%        2.27%        2.27%        1.27%
  Less Fee Waivers(6)                                         (0.11)%      (0.11)%      (0.11)%      (0.11)%
  Net Expenses(6)                                               1.41%        2.16%        2.16%        1.16%
------------------------------------------------------------------------------------------------------------


EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                                                          CLASS B          CLASS B          CLASS C          CLASS C
                                                         assuming      assuming no         assuming      assuming no
                                                       redemption       redemption       redemption       redemption
                                                        at end of        at end of        at end of        at end of
                                         CLASS A      each period      each period      each period      each period      CLASS Y
---------------------------------------------------------------------------------------------------------------------------------
  1 year                                 $  686         $    719          $    219        $    319          $    219      $  118
---------------------------------------------------------------------------------------------------------------------------------
  3 years                                $  994         $  1,099          $    699        $    699          $    699      $  392
---------------------------------------------------------------------------------------------------------------------------------
  5 years                                $1,324         $  1,405          $  1,205        $  1,205          $  1,205      $  686
---------------------------------------------------------------------------------------------------------------------------------
 10 years                                $2,254         $  2,408          $  2,408        $  2,597          $  2,597      $1,524



(1)An annual account maintenance fee of $50 may be charged under certain circumstances. See "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Accounts with Low Balances."



(2)Investors may qualify for reduced sales charges.



(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge.



(4)Total Annual Fund Operating Expenses are based on the fund's fiscal year ended October 31, 2006, absent any expense reimbursements or fee waivers, restated to reflect current fees.



(5)Total Annual Fund Operating Expenses do not include securities lending income received by the advisor. The advisor receives fees equal to 25% of the fund's net income from securities lending transactions in connection with the lending services it provides the fund.



(6)The advisor has contractually agreed to waive fees and reimburse other fund expenses through February 29, 2008, so that total annual fund operating expenses do not exceed 1.41%, 2.16%, 2.16%, and 1.16%, respectively, for Class A, Class B, Class C, and Class Y shares. These fee waivers and expense reimbursements may be terminated at any time after February 29, 2008, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund's board of directors.

                      PROSPECTUS - First American Stock Funds

Fund Summaries
Small Cap Growth Opportunities Fund

OBJECTIVE

Small Cap Growth Opportunities Fund has an objective of growth of capital.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, Small Cap Growth Opportunities Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of December 31, 2006, market capitalizations of companies in the Russell 2000 Index ranged from approximately $39 million to $3.1 billion.


The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:
- above average growth in revenue and earnings.
- strong competitive position.
- strong management.
- sound financial condition.


The fund may utilize options, futures contracts, and options on futures contracts ("derivatives"). The fund may use these derivatives to manage market or business risk or enhance the fund's return. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.


Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.


Up to 25% of the fund's total assets may be invested in securities of foreign issuers that are either listed on a U.S. stock exchange or represented by American Depositary Receipts that may or may not be sponsored by a domestic bank. These securities may be of the same type as the fund's permissible investments in U.S. domestic securities.


PRINCIPAL RISKS

The value of your investment in this fund will change daily, which means you could lose money. The principal risks of investing in this fund include:
- Active Management Risk
- Common Stock Risk
- Derivative Instrument Risk
- Foreign Security Risk
- Initial Public Offering (IPO) Risk
- Small-Cap Stock Risk

See "More About the Funds" for a discussion of these risks.

OTHER INFORMATION


As a result of an internal review, FAF Advisors uncovered potentially improper trading of a portfolio security held in Small Cap Growth Opportunities Fund, which occurred in April 2002. FAF Advisors reported this matter to the fund's board of directors and to the SEC. The SEC commenced an investigation of the matter and the Staff of the SEC has advised the fund that it intends to recommend that the SEC seek disgorgement from the fund of any economic benefit the fund received (plus prejudgment interest) as a result of the alleged improper trading. If the fund is required to make any such payments, FAF Advisors has agreed to hold the fund harmless and make the payments itself. Accordingly, this matter is not expected to have any impact on the fund's net asset value.


FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of the other share classes will differ due to their different expense structures. Sales charges are not reflected in the chart; if they were, returns would be lower.



The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B, Class C, Class R, and Class Y shares, the table only includes returns before taxes. After-tax returns for Class B, Class C, Class R, and Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                      PROSPECTUS - First American Stock Funds

Fund Summaries
Small Cap Growth Opportunities Fund CONTINUED

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.


Prior to July 1, 2004, Class R shares were designated Class S shares, which had lower fees and expenses. The performance information in the chart and the table prior to July 1, 2004 is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.



ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1,2)


                                  (BAR CHART)

      13.63%      (2.73)%     136.23%     11.29%       5.15%     (25.80)%     59.13%       0.59%       9.41%       4.78%
       1997        1998        1999        2000        2001        2002        2003        2004        2005        2006

     Best Quarter:
     Quarter ended  December 31, 1999    70.70%
     Worst Quarter:
     Quarter ended  September 30, 1998  (30.87)%


                                                                                                    Since       Since       Since
AVERAGE ANNUAL TOTAL RETURNS                    Inception                                       Inception   Inception   Inception
AS OF 12/31/06(1,2)                                  Date   One Year   Five Years   Ten Years   (Class B)   (Class C)   (Class R)
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Opportunities Fund
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                    8/1/95    (1.00)%        5.18%      14.67%         N/A         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on
  distributions)                                             (3.04)%        2.96%      10.58%         N/A         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on
  distributions and sale of fund shares)                     (0.49)%        3.37%      10.45%         N/A         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class B (return before taxes)                    3/1/99    (0.86)%        5.29%         N/A      18.56%         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                   9/24/01      3.01%        5.58%         N/A         N/A      10.79%         N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class R (return before taxes)                  12/11/00      4.59%        6.27%         N/A         N/A         N/A       6.32%
---------------------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                    8/1/95      5.06%        6.62%      15.62%         N/A         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------------
Russell 2000 Growth Index(3) (reflects no
deduction for fees, expenses, or taxes)                       13.35%        6.93%       4.88%       5.07%      11.79%       2.94%



(1)On 12/12/02, the fund changed its main investment strategy such that it was permitted to invest in securities of companies with market capitalizations within the range of companies in the Russell 2000 Index. Previously, the fund invested primarily in companies with market capitalizations of below $500 million at the time of purchase. Performance presented prior to 9/24/01 represents that of the Firstar MicroCap Fund, a series of Firstar Funds, Inc., which merged into the fund on that date.



(2)Small Cap Growth Opportunities Fund's 1999 returns were higher due in substantial part to its strategy of investing in IPOs in a period favorable for IPO investing. Of course, such favorable returns involve accepting the risk of volatility, and there is no assurance that the fund's future investment in IPOs will have the same effect on performance as it did in 1999.



(3)An unmanaged index that measures the performance of those companies in the Russell 2000 Index (a small-cap index) with higher price-to-book ratios and higher forecasted growth values.

                      PROSPECTUS - First American Stock Funds

Fund Summaries
Small Cap Growth Opportunities Fund CONTINUED


FEES AND EXPENSES



As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Fund shareholders also indirectly bear a portion of the expenses of each investment company in which the fund may invest (the "acquired funds").



Management Fees, Distribution and/or Service (12b-1) Fees, and Other Expenses are based on the fund's most recently completed fiscal year, absent any expense reimbursements or fee waivers, restated to reflect current fees. Acquired Fund Fees and Expenses are based on the fund's average invested balance in each acquired fund during the last fiscal year and on the net expense ratios (reflecting fee waivers and expense reimbursements) of the acquired funds, as disclosed in the acquired funds' most recent shareholder reports. Acquired Fund Fees and Expenses will vary with changes in allocations and acquired fund expenses, including any change in an acquired fund's fee waiver and expense reimbursement arrangements.



---------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES(1)
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                 CLASS A         CLASS B         CLASS C         CLASS R         CLASS Y
---------------------------------------------------------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
  (as a percentage of offering price)                       5.50%(2)         None            None            None            None
  MAXIMUM DEFERRED SALES CHARGE (LOAD)
  (as a percentage of original purchase price or
  redemption proceeds, whichever is less)                    None(3)        5.00%           1.00%            None            None
---------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
(as a percentage of average net assets)
---------------------------------------------------------------------------------------------------------------------------------
  Management Fees                                           1.00%           1.00%           1.00%           1.00%           1.00%
  Distribution and/or Service (12b-1) Fees                  0.25%           1.00%           1.00%           0.50%            None
  Other Expenses                                            0.32%           0.32%           0.32%           0.32%           0.32%
  Acquired Fund Fees and Expenses                           0.01%           0.01%           0.01%           0.01%           0.01%
  Total Annual Fund Operating Expenses(4,5)                 1.58%           2.33%           2.33%           1.83%           1.33%
  Less Fee Waivers(6)                                     (0.10)%         (0.10)%         (0.10)%         (0.10)%         (0.10)%
  Net Expenses(6)                                           1.48%           2.23%           2.23%           1.73%           1.23%
---------------------------------------------------------------------------------------------------------------------------------


EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

                                                 CLASS B          CLASS B          CLASS C          CLASS C
                                                assuming      assuming no         assuming      assuming no
                                              redemption       redemption       redemption       redemption
                                               at end of        at end of        at end of        at end of
                                CLASS A      each period      each period      each period      each period        CLASS R
--------------------------------------------------------------------------------------------------------------------------
  1 year                        $   692        $    726          $    226        $    326          $    226       $    176
--------------------------------------------------------------------------------------------------------------------------
  3 years                       $ 1,012        $  1,118          $    718        $    718          $    718       $    566
--------------------------------------------------------------------------------------------------------------------------
  5 years                       $ 1,354        $  1,436          $  1,236        $  1,236          $  1,236       $    981
--------------------------------------------------------------------------------------------------------------------------
 10 years                       $ 2,317        $  2,471          $  2,471        $  2,658          $  2,658       $  2,140


                                 CLASS Y
------------------------------------------------------------------------------------------------
  1 year                        $    125
----------------------------------------------------------------------------------------------------------
  3 years                       $    412
--------------------------------------------------------------------------------------------------------------------
  5 years                       $    719
--------------------------------------------------------------------------------------------------------------------------
 10 years                       $  1,593



(1)An annual account maintenance fee of $50 may be charged under certain circumstances. See "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Accounts with Low Balances."



(2)Investors may qualify for reduced sales charges.



(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge.



(4)Total Annual Fund Operating Expenses are based on the fund's fiscal year ended October 31, 2006, absent any expense reimbursements or fee waivers, restated to reflect current fees. The fund's most recent annual report and financial highlights reflect the operating expenses of the fund and do not include Acquired Fund Fees and Expenses.



(5)Total Annual Fund Operating Expenses do not include securities lending income received by the advisor. The advisor receives fees equal to 25% of the fund's net income from securities lending transactions in connection with the lending services it provides the fund.



(6)The advisor has contractually agreed to waive fees and reimburse other fund expenses through February 29, 2008, so that total annual fund operating expenses, excluding acquired fund fees and expenses, do not exceed 1.47%, 2.22%, 2.22%, 1.72%, and 1.22%, respectively, for Class A, Class B, Class C, Class R, and Class Y shares. These fee waivers and expense reimbursements may be terminated at any time after February 29, 2008, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund's board of directors.

                      PROSPECTUS - First American Stock Funds

Fund Summaries
Small Cap Select Fund

OBJECTIVE

Small Cap Select Fund has an objective of capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, Small Cap Select Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of December 31, 2006, market capitalizations of companies in the Russell 2000 Index ranged from approximately $39 million to $3.1 billion.


In selecting stocks, the fund's advisor invests in companies that it believes meet at least two of the following criteria:
- attractively valued relative to other companies in the same industry or market.
- good or improving fundamentals.
- an identifiable catalyst that could increase the value of the company's stock over the next one or two years.

The fund's advisor generally will sell a stock if any of the following has occurred:
- the stock has hit its price target and the company is no longer attractively valued relative to other companies in the same industry or market.
- the company's fundamentals have significantly deteriorated.
- a catalyst that could decrease the value of the stock has been identified, or a previously existing positive catalyst has disappeared.
- a better alternative exists in the marketplace.


The fund may utilize options, futures contracts, and options on futures contracts ("derivatives"). The fund may use these derivatives to manage market or business risk or enhance the fund's return. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.


Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.


Up to 25% of the fund's total assets may be invested in securities of foreign issuers that are either listed on a U.S. stock exchange or represented by American Depositary Receipts that may or may not be sponsored by a domestic bank. These securities may be of the same type as the fund's permissible investments in U.S. domestic securities.


PRINCIPAL RISKS

The value of your investment in this fund will change daily, which means you could lose money. The principal risks of investing in this fund include:
- Active Management Risk
- Common Stock Risk
- Derivative Instrument Risk
- Foreign Security Risk
- Initial Public Offering (IPO) Risk
- Small-Cap Stock Risk

See "More About the Funds" for a discussion of these risks.

FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of the other share classes will differ due to their different expense structures. Sales charges are not reflected in the chart; if they were, returns would be lower.



The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B, Class C, Class R, and Class Y shares, the table only includes returns before taxes. After-tax returns for Class B, Class C, Class R, and Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                      PROSPECTUS - First American Stock Funds

Fund Summaries
Small Cap Select Fund CONTINUED

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.


Prior to July 1, 2004, Class R shares were designated Class S shares, which had lower fees and expenses. The performance information in the chart and the table prior to July 1, 2004 is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.



ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1)


                                  (BAR CHART)

      20.51%      (8.07)%     16.70%      19.71%      12.08%     (17.97)%     44.19%      15.35%       8.47%      19.07%
       1997        1998        1999        2000        2001        2002        2003        2004        2005        2006

     Best Quarter:
     Quarter ended  December 31, 2001    27.35%
     Worst Quarter:
     Quarter ended  September 30, 1998  (24.80)%


                                                                                                                            Since
AVERAGE ANNUAL TOTAL RETURNS                                Inception                                                   Inception
AS OF 12/31/06(1)                                                Date      One Year      Five Years      Ten Years      (Class C)
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Select Fund
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                                5/6/92       12.52%           10.74%         11.19%            N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions)                              9.04%            7.79%          8.56%            N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions and sale
  of fund shares)                                                            9.93%            8.06%          8.56%            N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class B (return before taxes)                                3/6/95       13.27%           10.95%         11.03%            N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                               9/24/01       17.21%           11.18%            N/A         16.20%
---------------------------------------------------------------------------------------------------------------------------------
  Class R (return before taxes)                                1/3/94       18.75%           11.87%         11.79%            N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                                5/6/92       19.38%           12.28%         12.13%            N/A
---------------------------------------------------------------------------------------------------------------------------------
Russell 2000 Index(2) (reflects no deduction for fees,
expenses, or taxes)                                                         18.37%           11.39%          9.44%         15.50%



(1)Performance presented prior to 9/24/01 represents that of the Firstar Small Cap Core Equity Fund, a series of Firstar Funds, Inc., which merged into the fund on that date. The Firstar Small Cap Core Equity Fund was organized on 11/27/00 and, prior to that, was a separate series of Mercantile Mutual Funds, Inc.



(2)An unmanaged small-cap index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

                      PROSPECTUS - First American Stock Funds

Fund Summaries
Small Cap Select Fund CONTINUED

FEES AND EXPENSES


As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Fund shareholders also indirectly bear a portion of the expenses of each investment company in which the fund may invest (the "acquired funds").



Management Fees, Distribution and/or Service (12b-1) Fees, and Other Expenses are based on the fund's most recently completed fiscal year, absent any expense reimbursements or fee waivers, restated to reflect current fees. Acquired Fund Fees and Expenses are based on the fund's average invested balance in each acquired fund during the last fiscal year and on the net expense ratios (reflecting fee waivers and expense reimbursements) of the acquired funds, as disclosed in the acquired funds' most recent shareholder reports. Acquired Fund Fees and Expenses will vary with changes in allocations and acquired fund expenses, including any change in an acquired fund's fee waiver and expense reimbursement arrangements.



-------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES(1)
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                     CLASS A      CLASS B      CLASS C      CLASS R      CLASS Y
-------------------------------------------------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
  (as a percentage of offering price)                           5.50%(2)      None         None         None         None
  MAXIMUM DEFERRED SALES CHARGE (LOAD)
  (as a percentage of original purchase price or redemption
  proceeds, whichever is less)                                   None(3)     5.00%        1.00%         None         None
-------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
(as a percentage of average net assets)
-------------------------------------------------------------------------------------------------------------------------
  Management Fees                                               0.70%        0.70%        0.70%        0.70%        0.70%
  Distribution and/or Service (12b-1) Fees                      0.25%        1.00%        1.00%        0.50%         None
  Other Expenses                                                0.27%        0.27%        0.27%        0.27%        0.27%
  Acquired Fund Fees and Expenses                               0.01%        0.01%        0.01%        0.01%        0.01%
  Total Annual Fund Operating Expenses(4,5)                     1.23%        1.98%        1.98%        1.48%        0.98%
-------------------------------------------------------------------------------------------------------------------------


EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                                              CLASS B          CLASS B          CLASS C            CLASS C
                                             assuming      assuming no         assuming        assuming no
                                           redemption       redemption       redemption      redemption at
                                            at end of        at end of        at end of        end of each
                             CLASS A      each period      each period      each period             period      CLASS R      CLASS Y
------------------------------------------------------------------------------------------------------------------------------------
  1 year                     $  668         $  701            $  201          $  301              $  201        $  151       $  100
------------------------------------------------------------------------------------------------------------------------------------
  3 years                    $  919         $1,021            $  621          $  621              $  621        $  468       $  312
------------------------------------------------------------------------------------------------------------------------------------
  5 years                    $1,188         $1,268            $1,068          $1,068              $1,068        $  808       $  542
------------------------------------------------------------------------------------------------------------------------------------
 10 years                    $1,957         $2,113            $2,113          $2,306              $2,306        $1,768       $1,201



(1)An annual account maintenance fee of $50 may be charged under certain circumstances. See "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Accounts with Low Balances."



(2)Investors may qualify for reduced sales charges.



(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge.



(4)Total Annual Fund Operating Expenses are based on the fund's full fiscal year ended October 31, 2006, restated to reflect current fees. The fund's most recent annual report and financial highlights reflect the operating expenses of the fund and do not include Acquired Fund Fees and Expenses.



(5)Total Annual Fund Operating Expenses do not include securities lending income received by the advisor. The advisor receives fees equal to 25% of the fund's net income from securities lending transactions in connection with the lending services it provides the fund.

                      PROSPECTUS - First American Stock Funds

Fund Summaries
Small Cap Value Fund

OBJECTIVE

Small Cap Value Fund has an objective of capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, Small Cap Value Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of December 31, 2006, market capitalizations of companies in the Russell 2000 Index ranged from approximately $39 million to $3.1 billion.


In selecting stocks, the fund's advisor invests in securities it believes meet at least two of the following criteria:
- undervalued relative to other securities in the same industry or market.
- good or improving fundamentals.
- an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.


The fund may utilize options, futures contracts, and options on futures contracts ("derivatives"). The fund may use these derivatives to manage market or business risk or enhance the fund's return. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.



Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a U.S. stock exchange or represented by American Depositary Receipts that may or may not be sponsored by a domestic bank. These securities may be of the same type as the fund's permissible investments in U.S. or domestic securities.


PRINCIPAL RISKS

The value of your investment in this fund will change daily, which means you could lose money. The principal risks of investing in this fund include:
- Active Management Risk
- Common Stock Risk
- Derivative Instrument Risk
- Foreign Security Risk
- Small-Cap Stock Risk

See "More About the Funds -- Principal Risks" for a discussion of these risks.

FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of the other share classes will differ due to their different expense structures. Sales charges are not reflected in the chart; if they were, returns would be lower.



The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B, Class C, Class R, and Class Y shares, the table only includes returns before taxes. After-tax returns for Class B, Class C, Class R, and Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                      PROSPECTUS - First American Stock Funds

Fund Summaries
Small Cap Value Fund CONTINUED

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.


Prior to July 1, 2004, Class R shares were designated Class S shares, which had lower fees and expenses. The performance information in the chart and the table prior to July 1, 2004 is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.



ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1)


                                  (BAR CHART)

      20.07%      (8.47)%      5.93%      20.15%       5.03%     (14.34)%     42.92%      19.33%       6.93%      17.72%
       1997        1998        1999        2000        2001        2002        2003        2004        2005        2006

     Best Quarter:
     Quarter ended  June 30, 2003         18.85%
     Worst Quarter:
     Quarter ended  September 30, 1998  (23.21)%


                                                                                                    Since       Since       Since
AVERAGE ANNUAL TOTAL RETURNS                    Inception                                       Inception   Inception   Inception
AS OF 12/31/06(1)                                    Date   One Year   Five Years   Ten Years   (Class B)   (Class C)   (Class R)
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                    1/1/88     11.24%       11.69%       9.82%         N/A         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on
  distributions)                                               7.59%        9.40%       7.25%         N/A         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on
  distributions and sale of fund shares)                       9.75%        9.61%       7.41%         N/A         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class B (return before taxes)                  11/24/97     12.05%       11.88%         N/A       8.30%         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                    2/1/99     15.96%       12.12%         N/A         N/A      11.77%         N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class R (return before taxes)                   9/24/01     17.44%       12.83%         N/A         N/A         N/A      16.40%
---------------------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                    1/1/88     18.05%       13.24%      10.72%         N/A         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------------
Russell 2000 Value Index(2) (reflects no
deduction for fees, expenses, or taxes)                       23.48%       15.37%      13.27%      11.75%      14.41%      18.76%



(1)On 11/21/97, First American Small Cap Value Fund became the successor by merger to Qualivest Small Companies Value Fund. Performance prior to 11/21/97 is adjusted to reflect Small Cap Value Fund's Class A share fees and expenses, before any fee waivers.



(2)An unmanaged index that measures the performance of those companies in the Russell 2000 Index (a small-cap index) with lower price-to-book ratios and lower forecasted growth values.

                      PROSPECTUS - First American Stock Funds

Fund Summaries
Small Cap Value Fund CONTINUED

FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets.


-------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES(1)
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                     CLASS A      CLASS B      CLASS C      CLASS R      CLASS Y
-------------------------------------------------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
  (as a percentage of offering price)                           5.50%(2)      None         None         None         None
  MAXIMUM DEFERRED SALES CHARGE (LOAD)
  (as a percentage of original purchase price or redemption
  proceeds, whichever is less)                                   None(3)     5.00%        1.00%         None         None
-------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
(as a percentage of average net assets)
-------------------------------------------------------------------------------------------------------------------------
  Management Fees                                               0.70%        0.70%        0.70%        0.70%        0.70%
  Distribution and/or Service (12b-1) Fees                      0.25%        1.00%        1.00%        0.50%         None
  Other Expenses                                                0.31%        0.31%        0.31%        0.31%        0.31%
  Total Annual Fund Operating Expenses(4,5)                     1.26%        2.01%        2.01%        1.51%        1.01%
--------------------------------------------------------------------------------------------------------------------------------


EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                                              CLASS B          CLASS B          CLASS C          CLASS C
                                             assuming      assuming no         assuming      assuming no
                                           redemption       redemption       redemption       redemption
                                            at end of        at end of        at end of        at end of
                             CLASS A      each period      each period      each period      each period      CLASS R      CLASS Y
----------------------------------------------------------------------------------------------------------------------------------
  1 year                     $  671         $    704          $    204        $    304          $    204      $  154       $  103
----------------------------------------------------------------------------------------------------------------------------------
  3 years                    $  928         $  1,030          $    630        $    630          $    630      $  477       $  322
----------------------------------------------------------------------------------------------------------------------------------
  5 years                    $1,204         $  1,283          $  1,083        $  1,083          $  1,083      $  824       $  558
----------------------------------------------------------------------------------------------------------------------------------
 10 years                    $1,989         $  2,144          $  2,144        $  2,338          $  2,338      $1,802       $1,236



(1)An annual account maintenance fee of $50 may be charged under certain circumstances. See "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Accounts with Low Balances."



(2)Investors may qualify for reduced sales charges.



(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge.



(4)Total Annual Fund Operating Expenses are based on the fund's fiscal year ended October 31, 2006, restated to reflect current fees.



(5)Total Annual Fund Operating Expenses do not include securities lending income received by the advisor. The advisor receives fees equal to 25% of the fund's net income from securities lending transactions in connection with the lending services it provides the fund.

                      PROSPECTUS - First American Stock Funds

Fund Summaries
Real Estate Securities Fund

OBJECTIVE

Real Estate Securities Fund's objective is to provide above average current income and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, Real Estate Securities Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in income-producing common stocks of publicly traded companies engaged in the real estate industry. These companies derive at least 50% of their revenues or profits from the ownership, construction, management, financing or sale of real estate, or have at least 50% of the fair market value of their assets invested in real estate. The advisor will select companies that it believes exhibit strong management teams, a strong competitive position, above average growth in revenues and a sound balance sheet.

A majority of the fund's total assets will be invested in real estate investment trusts (REITs). REITs are publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types:
- equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation.
- mortgage REITs, which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments.
- hybrid REITs, which combine the characteristics of equity REITs and mortgage REITs.

The fund expects to emphasize investments in equity REITs, although it may invest in all three kinds of REITs.


The fund may invest up to 25% of its total assets in securities of foreign issuers, including up to 15% of its total assets in non-dollar denominated securities of foreign issuers.



The fund may utilize options, futures contracts, options on futures contracts, and forward foreign currency exchange contracts ("derivatives"). The fund may use these derivatives to manage market or business risk, enhance the fund's return, or hedge against adverse movements in currency exchange rates. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.


PRINCIPAL RISKS

The value of your investment in this fund will change daily, which means you could lose money. The principal risks of investing in this fund include:
- Active Management Risk
- Common Stock Risk
- Derivative Instrument Risk

- Foreign Currency Hedging Transaction Risk


- International Investing Risk

- Non-Diversification Risk
- Real Estate Sector Risk
- Real Estate Investment Trust Risk

See "More About the Funds" for a discussion of these risks.

FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart shows you how performance of the fund's Class Y shares has varied from year to year. The performance of the other share classes will differ due to their different expense structures.



The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class Y shares, the table includes returns both before and after taxes. For Class A, Class B, Class C, and Class R shares, the table only includes returns before taxes. After-tax returns for Class A, Class B, Class C, and Class R shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                      PROSPECTUS - First American Stock Funds

Fund Summaries
Real Estate Securities Fund CONTINUED

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.


Prior to July 1, 2004, Class R shares were designated Class S shares, which had lower fees and expenses. The performance information in the chart and the table prior to July 1, 2004 is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.



ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class Y)


                                  (BAR CHART)

      19.60%     (15.98)%     (3.65)%     32.23%       9.82%       7.37%      37.58%      32.49%      15.29%      39.47%
       1997        1998        1999        2000        2001        2002        2003        2004        2005        2006

     Best Quarter:
     Quarter ended  December 31, 2004    16.91%
     Worst Quarter:
     Quarter ended  September 30, 1998    (9.71)%


                                                                                                                Since       Since
AVERAGE ANNUAL TOTAL RETURNS                                Inception                                       Inception   Inception
AS OF 12/31/06                                                   Date   One Year   Five Years   Ten Years   (Class C)   (Class R)
---------------------------------------------------------------------------------------------------------------------------------
Real Estate Securities Fund
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                               9/29/95     31.49%       24.04%      15.08%         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class B (return before taxes)                               9/29/95     33.10%       24.35%      14.88%         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                                2/1/00     37.04%       24.50%         N/A      23.14%         N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class R (return before taxes)                               9/24/01     38.78%       25.29%         N/A         N/A      25.95%
---------------------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                               6/30/95     39.47%       25.77%      16.03%         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class Y (return after taxes on distributions)                           35.13%       22.30%      13.00%         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class Y (return after taxes on distributions and sale
  of fund shares)                                                         26.37%       20.84%      12.31%         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley REIT Index(1) (reflects no deduction for
fees, expenses, or taxes)                                                 35.92%       23.22%      14.35%      22.27%      24.32%



(1)An unmanaged index of the most actively traded real estate investment trusts.

                      PROSPECTUS - First American Stock Funds

Fund Summaries
Real Estate Securities Fund CONTINUED

FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets.


-------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES(1)
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                     CLASS A      CLASS B      CLASS C      CLASS R      CLASS Y
-------------------------------------------------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
  (as a percentage of offering price)                           5.50%(2)      None         None         None         None
  MAXIMUM DEFERRED SALES CHARGE (LOAD)
  (as a percentage of original purchase price or redemption
  proceeds, whichever is less)                                   None(3)     5.00%        1.00%         None         None
-------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
(as a percentage of average net assets)
-------------------------------------------------------------------------------------------------------------------------
  Management Fees                                               0.70%        0.70%        0.70%        0.70%        0.70%
  Distribution and/or Service (12b-1) Fees                      0.25%        1.00%        1.00%        0.50%         None
  Other Expenses                                                0.26%        0.26%        0.26%        0.26%        0.26%
  Total Annual Fund Operating Expenses(4,5)                     1.21%        1.96%        1.96%        1.46%        0.96%
--------------------------------------------------------------------------------------------------------------------------------


EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                                              CLASS B          CLASS B          CLASS C          CLASS C
                                             assuming      assuming no         assuming      assuming no
                                           redemption       redemption       redemption       redemption
                                            at end of        at end of        at end of        at end of
                             CLASS A      each period      each period      each period      each period      CLASS R      CLASS Y
----------------------------------------------------------------------------------------------------------------------------------
  1 year                     $  667         $    699          $    199        $    299          $    199      $  149       $   98
----------------------------------------------------------------------------------------------------------------------------------
  3 years                    $  913         $  1,015          $    615        $    615          $    615      $  462       $  306
----------------------------------------------------------------------------------------------------------------------------------
  5 years                    $1,178         $  1,257          $  1,057        $  1,057          $  1,057      $  797       $  531
----------------------------------------------------------------------------------------------------------------------------------
 10 years                    $1,935         $  2,091          $  2,091        $  2,285          $  2,285      $1,746       $1,178



(1)An annual account maintenance fee of $50 may be charged under certain circumstances. See "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Accounts with Low Balances."



(2)Investors may qualify for reduced sales charges.



(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge.



(4)Total Annual Fund Operating Expenses are based on the fund's fiscal year ended October 31, 2006, restated to reflect current fees.



(5)Total Annual Fund Operating Expenses do not include securities lending income received by the advisor. The advisor receives fees equal to 25% of the fund's net income from securities lending transactions in connection with the lending services it provides the fund.

                      PROSPECTUS - First American Stock Funds

Fund Summaries
International Fund

OBJECTIVE

International Fund has an objective of long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, International Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities that trade in markets other than the United States. These securities generally are issued by companies:
- that are domiciled in countries other than the United States, or
- that derive at least 50% of either their revenues or their pre-tax income from activities outside of the United States.

Normally, the fund will invest in securities traded in at least three foreign countries.

Stocks are selected by determining which companies represent the most attractive valuation opportunity within their local market. Focus is placed on companies expected to grow more quickly than their peers, but where this growth is not fully reflected in the current valuation. As a second stage of the process, these companies are compared to their peers within their industry on a cross-border basis by a team of global sector specialists, seeking to identify the most attractive companies within each industry.

Up to 15% of the fund's total assets may be invested in equity securities of emerging markets issuers. A country is considered to be an "emerging market" if it is defined as such by Morgan Stanley Capital International Inc.


Equity securities in which the fund invests include common and preferred stock. In addition, the fund may invest in sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts. The fund may also invest in securities of other investment companies.



In order to hedge against adverse movements in currency exchange rates, the fund may enter into forward foreign currency exchange contracts. In addition, the fund may utilize options, futures contracts, and options on futures contracts ("derivatives") in an attempt to manage market or business risk or enhance the fund's return. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.


PRINCIPAL RISKS

The value of your investment in this fund will change daily, which means you could lose money. The principal risks of investing in this fund include:
- Active Management Risk
- Common Stock Risk
- Derivative Instrument Risk
- Emerging Markets Risk
- Foreign Currency Hedging Transaction Risk
- International Investing Risk
- Mid-Cap Stock Risk

See "More About the Funds" for a discussion of these risks.

FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart shows you how performance of the fund's Class Y shares has varied from year to year. The performance of the other share classes will differ due to their different expense structures.



The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class Y shares, the table includes returns both before and after taxes. For Class A, Class B, Class C, and Class R shares, the table only includes returns before taxes. After-tax returns for Class A, Class B, Class C, and Class R shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                      PROSPECTUS - First American Stock Funds

Fund Summaries
International Fund CONTINUED

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.


Prior to July 1, 2004, Class R shares were designated Class S shares, which had lower fees and expenses. The performance information in the chart and the table prior to July 1, 2004 is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.



ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class Y)(1)


                                  (BAR CHART)

       4.88%      17.91%      50.93%     (15.35)%    (23.38)%    (18.85)%     36.43%      10.91%      11.88%      21.67%
       1997        1998        1999        2000        2001        2002        2003        2004        2005        2006

     Best Quarter:
     Quarter ended  December 31, 1999    27.60%
     Worst Quarter:
     Quarter ended  September 30, 2002  (19.13)%


                                                                                                                            Since
AVERAGE ANNUAL TOTAL RETURNS                               Inception                                                    Inception
AS OF 12/31/06(1,2)                                             Date      One Year      Five Years      Ten Years       (Class C)
---------------------------------------------------------------------------------------------------------------------------------
International Fund
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                               5/2/94        14.62%           9.31%          6.42%             N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class B (return before taxes)                               3/6/95        15.39%           9.44%          6.23%             N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                              9/24/01        19.47%           9.70%            N/A          11.50%
---------------------------------------------------------------------------------------------------------------------------------
  Class R (return before taxes)                              4/24/94        20.89%          10.21%          6.86%             N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                               4/4/94        21.67%          10.82%          7.31%             N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class Y (return after taxes on distributions)                             21.37%          11.08%          6.42%             N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class Y (return after taxes on distributions and sale
  of fund shares)                                                           14.96%           9.88%          6.02%             N/A
---------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital International Europe,
Australasia, Far East Index(3) (reflects no deduction
for fees, expenses, or taxes)                                               26.86%          15.43%          8.06%          17.16%



(1)Performance presented prior to 9/24/01 represents that of the Firstar International Growth Fund, a series of Firstar Funds, Inc. which, together with Firstar International Value Fund, merged into the fund on that date.



(2)Prior to 12/9/04, the fund's assets were managed by a different sub-advisor.



(3)An unmanaged index of common stocks in Europe, Australia, and the Far East.

                      PROSPECTUS - First American Stock Funds

Fund Summaries
International Fund CONTINUED

FEES AND EXPENSES


As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets.



-------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES(1)
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                     CLASS A      CLASS B      CLASS C      CLASS R      CLASS Y
-------------------------------------------------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
  (as a percentage of offering price)                           5.50%(2)      None         None         None         None
  MAXIMUM DEFERRED SALES CHARGE (LOAD)
  (as a percentage of original purchase price or redemption
  proceeds, whichever is less)                                   None(3)     5.00%        1.00%         None         None
-------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
(as a percentage of average net assets)
-------------------------------------------------------------------------------------------------------------------------
  Management Fees                                               1.00%        1.00%        1.00%        1.00%        1.00%
  Distribution and/or Service (12b-1) Fees                      0.25%        1.00%        1.00%        0.50%         None
  Other Expenses                                                0.24%        0.24%        0.24%        0.24%        0.24%
  Total Annual Fund Operating Expenses(4,5)                     1.49%        2.24%        2.24%        1.74%        1.24%
  Less Fee Waivers(6)                                         (0.00)%      (0.00)%      (0.00)%      (0.00)%      (0.00)%
  Net Expenses(6)                                               1.49%        2.24%        2.24%        1.74%        1.24%
-------------------------------------------------------------------------------------------------------------------------


EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                                                CLASS B          CLASS B          CLASS C          CLASS C
                                               assuming      assuming no         assuming      assuming no
                                             redemption       redemption       redemption       redemption
                                              at end of        at end of        at end of        at end of
                               CLASS A      each period      each period      each period      each period      CLASS R      CLASS Y
------------------------------------------------------------------------------------------------------------------------------------
  1 year                       $  693        $     727         $     227       $     327         $     227      $  177       $  126
------------------------------------------------------------------------------------------------------------------------------------
  3 years                      $  995        $   1,100         $     700       $     700         $     700      $  548       $  393
------------------------------------------------------------------------------------------------------------------------------------
  5 years                      $1,318        $   1,400         $   1,200       $   1,200         $   1,200      $  944       $  681
------------------------------------------------------------------------------------------------------------------------------------
 10 years                      $2,232        $   2,386         $   2,386       $   2,575         $   2,575      $2,052       $1,500



(1)An annual account maintenance fee of $50 may be charged under certain circumstances. See "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Accounts with Low Balances."



(2)Investors may qualify for reduced sales charges.



(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge.



(4)Total Annual Fund Operating Expenses are based on the fund's fiscal year ended October 31, 2006, absent any expense reimbursements or fee waivers, restated to reflect current fees.



(5)Total Annual Fund Operating Expenses do not include securities lending income received by the advisor. The advisor receives fees equal to 25% of the fund's net income from securities lending transactions in connection with the lending services it provides the fund.



(6)The advisor has contractually agreed to waive fees and reimburse other fund expenses through February 29, 2008, so that total annual fund operating expenses do not exceed 1.49%, 2.24%, 2.24%, 1.74%, and 1.24%, respectively, for Class A, Class B, Class C, Class R, and Class Y shares. These fee waivers and expense reimbursements may be terminated at any time after February 29, 2008, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund's board of directors.

                      PROSPECTUS - First American Stock Funds

Fund Summaries


International Select Fund


OBJECTIVE

International Select Fund's objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

International Select Fund invests primarily in equity securities that trade in markets other than the United States. These securities are generally issued by companies:
- that have their legal residence in countries other than the United States and the securities of which are principally traded in such countries, or
- that derive at least 50% of either their revenues or their pre-tax income from activities outside of the United States.

The fund diversifies its investments among a number of different countries throughout the world and may invest in companies of any size.

The fund employs a "multi-style, multi-manager" approach whereby the fund's advisor allocates portions of the fund's assets to different sub-advisors who employ distinct investment styles. Any assets not allocated to a sub-advisor are managed by the advisor. The fund uses the following principal investment styles, which are intended to complement one another:
- Growth Style emphasizes investments in equity securities of companies with superior growth characteristics, including superior profitability, secular growth, sustainable competitive advantage, and strong capital structure.
- Value Style emphasizes investments in equity securities of companies trading below intrinsic valuations with stable returns and companies trading at steep discounts to intrinsic valuations with catalysts for an improvement in returns.
- Emerging Markets Style emphasizes investments in equity securities of companies whose principal activities are located in emerging market countries that are believed to be undervalued based on their earnings, cash flow or asset values. A country is considered to be an "emerging market" if it is defined as such by Morgan Stanley Capital International, Inc.

See "Additional Information -- Management -- Sub-Advisors" for more information on the investment styles employed by each sub-advisor.

When determining how to allocate the fund's assets among sub-advisors, the fund's advisor considers a variety of factors. These factors include a sub-advisor's investment style and performance record, as well as the characteristics of the sub-advisor's typical portfolio investments. These characteristics may include capitalization size, growth and profitability measures, valuation measures, economic sector weightings, and earnings and price volatility statistics. The allocations among the sub-advisors will vary over time according to prospective returns and risks associated with the various investment styles.
Equity securities in which the fund invests include common and preferred stock. In addition, the fund may invest in sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts. The fund may also invest in exchange-traded funds and other investment companies.


In order to hedge against adverse movements in currency exchange rates, the fund may enter into forward foreign currency exchange contracts. In addition, the fund may utilize options, futures contracts, and options on futures contracts ("derivatives") in an attempt to manage market or business risk or enhance the fund's return. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.


A portion of the fund's assets managed by the advisor are used to facilitate cash flows to and from the sub-advisors, meet redemption requests, and pay fund expenses. The advisor may also utilize these assets to increase the fund's exposure to certain companies, countries, regions, or investment styles. The advisor may invest these assets in stock and stock index futures and options contracts, forward foreign currency exchange contracts, other investment companies, exchange-traded funds, and money market instruments and other short-term securities, including money market funds advised by the advisor.


PRINCIPAL RISKS



The value of your investment in this fund will change daily, which means you could lose money. The principal risks of investing in this fund include:


- Active Management Risk


- Additional Expenses


- Common Stock Risk


- Derivative Instrument Risk


- Emerging Markets Risk


- Foreign Currency Hedging Transaction Risk


- International Investing Risk


- Mid-Cap Stock Risk


- Multi-Manager Risk


- Small-Cap Stock Risk



See "More About the Funds" for a discussion of these risks.


FUND PERFORMANCE


Because the fund has not been offered for a full calendar year, no performance information is presented.

                      PROSPECTUS - First American Stock Funds

Fund Summaries
International Select Fund CONTINUED


FEES AND EXPENSES



As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Fund shareholders also indirectly bear a portion of the expenses of each investment company in which the fund may invest (the "acquired funds").



Management Fees and Distribution and/or Service (12b-1) Fees are based on the fund's current fiscal year, absent any expense reimbursements or fee waivers. Other Expenses are based on estimated amounts for the current fiscal year. Acquired Fund Fees and Expenses are based on the fund's estimated average invested balance in each acquired fund during the current fiscal year and on the net expense ratios (reflecting fee waivers and expense reimbursements) of the acquired funds, as disclosed in the acquired funds' most recent shareholder reports. Acquired Fund Fees and Expenses will vary with changes in allocations and acquired fund expenses, including any change in an acquired fund's fee waiver and expense reimbursement arrangements.



-------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES(1)
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                     CLASS A      CLASS B      CLASS C      CLASS R      CLASS Y
-------------------------------------------------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
  (as a percentage of offering price)                           5.50%(2)      None         None         None         None
  MAXIMUM DEFERRED SALES CHARGE (LOAD)
  (as a percentage of original purchase price or redemption
  proceeds, whichever is less)                                   None(3)     5.00%        1.00%         None         None
-------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
(as a percentage of average net assets)
-------------------------------------------------------------------------------------------------------------------------
  Management Fees                                               1.00%        1.00%        1.00%        1.00%        1.00%
  Distribution and/or Service (12b-1) Fees                      0.25%        1.00%        1.00%        0.50%         None
  Other Expenses(4)                                             0.57%        0.57%        0.57%        0.57%        0.57%
  Acquired Fund Fees and Expenses(4)                            0.01%        0.01%        0.01%        0.01%        0.01%
  Total Annual Fund Operating Expenses(5)                       1.83%        2.58%        2.58%        2.08%        1.58%
  Less Fee Waivers(6)                                         (0.33)%      (0.33)%      (0.33)%      (0.33)%      (0.33)%
  Net Expenses(6)                                               1.50%        2.25%        2.25%        1.75%        1.25%
-------------------------------------------------------------------------------------------------------------------------


EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                                              CLASS B          CLASS B          CLASS C          CLASS C
                                             assuming      assuming no         assuming      assuming no
                                           redemption       redemption       redemption       redemption
                                            at end of        at end of        at end of        at end of
                             CLASS A      each period      each period      each period      each period      CLASS R      CLASS Y
----------------------------------------------------------------------------------------------------------------------------------
  1 year                     $  694         $    728          $    228        $    328          $    228      $  178       $  127
----------------------------------------------------------------------------------------------------------------------------------
  3 years                    $1,064         $  1,171          $    771        $    771          $    771      $  620       $  467
----------------------------------------------------------------------------------------------------------------------------------
  5 years                    $1,457         $  1,541          $  1,341        $  1,341          $  1,341      $1,088       $  829
----------------------------------------------------------------------------------------------------------------------------------
 10 years                    $2,554         $  2,707          $  2,707        $  2,890          $  2,890      $2,384       $1,850


(1)An annual account maintenance fee of $50 may be charged under certain circumstances. See "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Accounts with Low Balances."

(2)Investors may qualify for reduced sales charges. See "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Determining Your Share Price -- Class A Shares -- Reducing Your Sales Charge on Class A Shares."

(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge.


(4)Other Expenses and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.



(5)Total Annual Fund Operating Expenses do not include securities lending income received by the advisor. The advisor receives fees equal to 25% of the fund's net income from securities lending transactions in connection with the lending services it provides the fund.



(6)The advisor has contractually agreed to waive fees and reimburse other fund expenses through February 29, 2008, so that total annual fund operating expenses, excluding acquired fund fees and expenses, do not exceed 1.49%, 2.24%, 2.24%, 1.74%, and 1.24%, respectively, for Class A, Class B, Class C, Class R, and Class Y shares. These fee waivers and expense reimbursements may be terminated at any time after February 29, 2008, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund's board of directors.

                      PROSPECTUS - First American Stock Funds

More About the Funds

Investment Strategies, Risks, and Other Investment Matters


OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objective changes, you will be notified at least 60 days in advance. Please remember, there is no guarantee that any fund will achieve its objective.

INVESTMENT STRATEGIES

The funds' principal investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. This section provides information about some additional non-principal strategies that the funds' investment advisor may use to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 800 677-FUND.

Temporary Investments.   In an attempt to respond to adverse market, economic,
political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds' advisor. Being invested in these securities may keep a fund from participating in a market upswing and prevent the fund from achieving its investment objectives.

Effective Maturity and Effective Duration.   Balanced Fund normally attempts to
maintain a weighted average effective maturity for the debt securities in its portfolio of 15 years or less. Effective maturity differs from actual stated or final maturity, which may be substantially longer. In calculating effective maturity, the advisor estimates the effect of expected principal payments and call provisions on securities held in the portfolio. Effective maturity provides the advisor with a better estimate of interest rate risk under normal market conditions, but may underestimate interest rate risk in an environment of adverse (rising) interest rates.

Balanced Fund normally also attempts to maintain an average effective duration of three to eight years for the debt securities portion of its portfolio. Effective duration, another measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. However, all other factors are rarely constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage- and asset-backed securities, because the calculation requires assumptions about prepayment rates.


Portfolio Turnover.   Fund managers may trade securities frequently, resulting,
from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows the historical portfolio turnover rate for each fund other than International Select Fund.


PRINCIPAL RISKS

The principal risks of investing in each fund are identified in the "Fund Summaries" section. These risks are described below.

Active Management Risk.   Each fund is actively managed and its performance
therefore will reflect in part the advisor's or sub-advisor's ability to make investment decisions which are suited to achieving the fund's investment objective. Due to its active management, a fund could underperform other mutual funds with similar investment objectives.


Additional Expenses.   International Select Fund's investment in exchange-traded
funds and other investment companies involves additional expenses that would not be present in a direct investment in these underlying funds.


Call Risk.   Balanced Fund's investments in debt securities are subject to call risk. Many corporate bonds may be redeemed at the option of the issuer, or "called," before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. Balanced Fund is subject to the possibility that during periods of falling interest rates, a bond issuer will call its high-yielding bonds. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Common Stock Risk.   Stocks may decline significantly in price over short or
extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market. In addition, the types of stocks in which a particular fund invests, such as value stocks, growth stocks, large-capitalization stocks, mid-capitalization stocks, small-capitalization stocks and/or micro-capitalization stocks, may underperform the market as a whole.

Credit Risk.   Balanced Fund and Equity Income Fund are subject to the risk that the issuers of debt securities held by a fund will not make payments on the securities or that the other party to an investment contract will default on its obligations. There is also the risk that an issuer could suffer adverse

                      PROSPECTUS - First American Stock Funds

More About the Funds


Investment Strategies, Risks, and Other Investment Matters CONTINUED


changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond's liquidity and make it more difficult for the fund to sell. When a fund purchases unrated securities, it will depend on the advisor's analysis of credit risk without the assessment of an independent rating organization, such as Moody's or S&P.


Derivative Instrument Risk.   The use of derivative instruments, such as
options, futures contracts, and options on futures contracts, exposes a fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: the risk that securities prices will not move in the direction that the advisor or sub-advisor anticipates; an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the fund's initial investment in that instrument; and the risk that the counterparty will fail to perform its obligations, which could leave the fund worse off than if it had not entered into the position. If a fund uses derivative instruments and the advisor's or sub-advisor's judgment proves incorrect, the fund's performance could be worse than if it had not used these instruments.


Dollar Roll Transaction Risk.   In a dollar roll transaction, Balanced Fund
sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date. Because the fund gives up the right to receive principal and interest paid on the securities sold, a mortgage dollar roll transaction will diminish the investment performance of the fund unless the difference between the price received for the securities sold and the price to be paid for the securities to be purchased in the future, plus any fee income received, exceeds any income, principal payments and appreciation on the securities sold as part of the mortgage dollar roll. Whether mortgage dollar rolls will benefit Balanced Fund may depend upon the advisor's ability to predict mortgage prepayments and interest rates. In addition, the use of mortgage dollar rolls by the fund increases the amount of the fund's assets that are subject to market risk, which could increase the volatility of the price of the fund's shares.


Emerging Markets Risk.   Balanced Fund, International Fund, and International
Select Fund may invest in equity securities of emerging markets issuers. The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.



Foreign Currency Hedging Transaction Risk.   In order to hedge against adverse
movements in currency exchange rates, Balanced Fund, International Fund, International Select Fund, and Real Estate Securities Fund may enter into forward foreign currency exchange contracts. If the advisor's or sub-advisor's forecast of exchange rate movements is incorrect, the fund may realize losses on its foreign currency transactions. In addition, the fund's hedging transactions may prevent the fund from realizing the benefits of a favorable change in the value of foreign currencies.



Foreign Security Risk.   Each fund may invest in dollar denominated foreign
securities, which are either listed on a United States Stock Exchange or represented by American Depository Receipts. American Depository Receipts are described below under "International Investing Risk." Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political, or social instability or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.



Income Risk.   Balanced Fund's income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the funds generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see "Call Risk" above, or prepaid, see "Mortgage- and Asset-Backed Securities Risk" below) in lower-yielding securities.


Initial Public Offering (IPO) Risk.   Most IPOs involve a high degree of risk
not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased

                      PROSPECTUS - First American Stock Funds

More About the Funds


Investment Strategies, Risks, and Other Investment Matters CONTINUED


short-term capital gains, which will be taxable to shareholders as ordinary income.

Interest Rate Risk.   Debt securities in Balanced Fund and Equity Income Fund
will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. One measure of interest rate risk is effective duration, explained above in "Investment Strategies."


International Investing Risk.   International Fund and International Select Fund
invest primarily in equity securities that trade in markets other than the United States. Balanced Fund and Real Estate Securities Fund may also invest in these securities. To the extent a fund is allowed to invest in American Depositary Receipts, European Depositary Receipts, or Global Depositary Receipts, the fund will be subject to the same risks as other foreign securities, unless otherwise noted below. The holder of an unsponsored depositary receipt may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored depositary receipt. International investing involves risks not typically associated with U.S. investing. These risks include:



Currency Risk. Because the foreign securities in which the funds invest, with the exception of American Depositary Receipts, generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the fund.


Foreign Securities Market Risk. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.


Foreign Tax Risk. A fund's income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent foreign income taxes are paid by the fund, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes. See the SAI for details.

Information Risk. Non-U.S. companies generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking.

Investment Restriction Risk. Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

Political and Economic Risks. International investing is subject to the risk of political, social, or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, and nationalization of assets.

Mid-Cap Stock Risk.   While stocks of mid-cap companies may be slightly less
volatile than those of small-cap companies, they still involve substantial risk. Mid-cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Mortgage- and Asset-Backed Securities Risk. Mortgage-backed securities in which Balanced Fund may invest are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities in which Balanced Fund may invest are supported by obligations such as automobile loans or home equity loans. These mortgages and other obligations generally can be prepaid at any time without penalty. As a result, mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-related securities or prepay the debt obligations underlying asset-backed securities. Balanced Fund must reinvest the prepayments at a time when interest rates are falling, reducing the income of the fund. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause the mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

                      PROSPECTUS - First American Stock Funds

More About the Funds


Investment Strategies, Risks, and Other Investment Matters CONTINUED



Multi-Manager Risk.   Because each International Select Fund sub-advisor makes
investment decisions independently, it is possible that the security selection process of the sub-advisors may not complement one another. As a result, the fund's exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the fund were managed by a single sub-advisor. It is possible that one or more of the sub-advisors may, at any time, take positions that may be opposite of positions taken by other sub-advisors. In such cases, the fund will incur brokerage and other transaction costs, without accomplishing any net investment results. Sub-advisors also may be competing with one another for similar positions at the same time, which could have the result of increasing a security's cost. The multi-manager approach could increase the fund's portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to the fund's portfolio securities, higher brokerage commissions and other transaction costs. The sub-advisors selected may underperform the market generally or other sub-advisors that could have been selected for the fund.


Non-Diversification Risk.   Real Estate Securities Fund is non-diversified. This
means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, and because those issuers generally will be in the real estate industry, the fund's portfolio securities may be more susceptible to any single economic or regulatory occurrence than the portfolio securities of a diversified fund.

Non-Investment Grade Securities Risk.   Balanced Fund and Equity Income Fund may
invest in securities which are rated lower than investment grade. These securities, which are commonly called "high-yield" securities or "junk bonds," generally have more volatile prices and carry more risk to principal than investment grade securities. High-yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid.

Real Estate Investment Trust (REIT) Risk.   Real Estate Securities Fund invests
a majority of its assets in REITs. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property.


A U.S. domestic REIT can pass its income through to shareholders or unitholders without any tax at the entity level if it complies with various requirements under the Internal Revenue Code. There is the risk that a REIT held by the fund will fail to qualify for this tax-free pass-through treatment of its income. Similarly, REITS formed under the laws of non-U.S. countries may fail to qualify for corporate tax benefits made available by the governments of such countries.


By investing in REITS indirectly through a fund, in addition to bearing a proportionate share of the expenses of the fund, you will also indirectly bear similar expenses of the REITs in which the fund invests.

Real Estate Sector Risk.   The stocks of companies within specific industries or
sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector. Real Estate Securities Fund invests primarily in equity securities of publicly traded companies in the real estate industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and incomes from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to them, and companies which service the real estate industry.

Small-Cap Stock Risk.   Stocks of small-cap companies involve substantial risk.
These companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies. Prices of small-cap stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small-cap companies at the desired time and price. Stocks at the bottom end of the capitalization range in which Small-Mid Cap Core Fund, Small Cap Growth Opportunities Fund, Small Cap Select Fund and Small Cap Value Fund may invest sometimes are referred to as "micro-cap" stocks. These stocks may be subject to extreme price volatility, as well as limited liquidity and limited research.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the funds' policies and procedures with respect to the disclosure of each fund's portfolio securities is available in the funds' SAI.

                      PROSPECTUS - First American Stock Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares

GENERAL

You may purchase, redeem, or exchange shares of the funds on any day when the New York Stock Exchange (NYSE) is open, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. Purchases, redemptions and exchanges may be restricted in the event of an early or unscheduled close of the NYSE.


The funds have authorized certain investment professionals and financial institutions ("financial intermediaries") to accept purchase, redemption, or exchange orders on their behalf. Your purchase or redemption price will be based on the net asset value (NAV) per share next calculated by the funds after your order is received by the funds or an authorized financial intermediary in proper form. Exchanges are also made at the NAV per share next calculated by the fund after your exchange request is received in proper form. See "Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Calculating Net Asset Value" below. Contact your financial intermediary to determine the time by which it must receive your order to be assured same day processing. To make sure your order is in proper form, you must follow the instructions set forth below under "Purchase, Redemption, and Exchange Procedures."


Some financial intermediaries may charge a fee for helping you purchase, redeem, or exchange shares. Contact your financial intermediary for more information. No such fee will be imposed if you purchase shares directly from the funds.

The funds may be offered only to persons in the United States. This prospectus should not be considered a solicitation or offering of fund shares outside the United States.

CHOOSING A SHARE CLASS

The funds issue their shares in five classes with each class having a different cost structure. As noted below, only certain eligible investors can purchase Class R and Class Y shares of the funds, whereas Class A, Class B and Class C shares (the "Retail Share Classes") are generally available to investors. You should decide which share class best suits your needs.

Eligibility to Invest in Class R and Class Y Shares

CLASS R SHARES generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans ("retirement plans"), and must be held in plan level or omnibus accounts.

Class R shares are not available to retail retirement or non-retirement accounts, Traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans and 529 college savings plans.

CLASS Y SHARES are offered to group retirement plans and to certain persons who are charged fees for advisory, investment, consulting or similar services by a financial intermediary or other service provider. Such persons may include, but are not limited to, individuals, corporations, and endowments.

Class Share Overview

                                         Contingent Deferred
                       Front-End Sales      Sales Charge         Annual 12b-1 Fees
                        Charge (FESC)          (CDSC)          (as a % of net assets)
-------------------------------------------------------------------------------------
Class A                     5.50%(1)            None(2)                 0.25%
Class B(3)                  None                5.00%(4)                1.00%
Class C(5)                  None                1.00%(6)                1.00%
Class R                     None                None                    0.50%
Class Y                     None                None                    None
-------------------------------------------------------------------------------------

(1)The FESC differs by fund and is reduced for larger purchases. See "Determining Your Share Price -- Class A Shares" below.

(2)Class A share investments of $1 million or more on which no FESC is paid may be subject to a 1% CDSC.

(3)Class B shares automatically convert to Class A shares eight years after purchase, which reduces future annual expenses since Class A shares have lower annual expenses.

(4)A CDSC of up to 5.00% applies to Class B shares if you redeem shares within six years of purchase. The CDSC declines over the six years as described below under "Determining Your Share Price -- Class B Shares."

(5)Class C shares do not convert to Class A shares so they will continue to have higher annual expenses than Class A shares for as long as you hold them.

(6)A 1.00% CDSC applies if you redeem your Class C shares within 12 months of purchase.

Among the Retail Share Classes, Class A shares may be a better choice if your investment qualifies for a reduced sales charge. You should not place Class B or Class C share orders that would cause your total investment in First American Funds Class A, Class B and Class C shares (not including First American money market funds) to equal or exceed $100,000 in the case of an order for Class B shares or $1 million dollars in the case of an order for Class C shares, using the aggregation principles discussed below under "Determining Your Share
Price -- Class A Shares -- Reducing Your Sales Charge on Class A Shares." To the extent operationally possible, these orders will be automatically rejected.

Class R or Class Y shares are generally a better choice than a Retail Share Class if you are eligible to purchase these share classes. However, if you intend to hold your shares for a long time, or if you are eligible to invest in Class A shares with a reduced or waived sales charge, Class A may be a better choice than an investment in Class R shares.

                      PROSPECTUS - First American Stock Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares  CONTINUED

DETERMINING YOUR SHARE PRICE

Class A Shares

Your purchase price for Class A shares is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The sales charge you pay may differ slightly from the amount set forth below because of rounding that occurs in the calculation used to determine your sales charge.

                                Sales Charge
                       ------------------------------
                         As a %               As a %
                           of                 of Net
                        Offering              Amount
Purchase Amount          Price               Invested
-----------------------------------------------------
Less than $50,000        5.50%                5.82%
50,000 - $99,999         4.50%                4.71%
$100,000 - $249,999      3.50%                3.63%
$250,000 - $499,999      2.50%                2.56%
$500,000 - $999,999      2.00%                2.04%
$1 million and over      0.00%                0.00%

Reducing Your Sales Charge on Class A Shares. As shown in the preceding table, larger purchases of Class A shares reduce the percentage sales charge you pay. In determining whether you are entitled to pay a reduced sales charge, you may aggregate certain other purchases with your current purchase, as follows.

Prior Purchases. Prior purchases of Class A, Class B, and Class C shares of any First American Fund (except a money market fund) will be factored into your sales charge calculation. You will receive credit for the current net asset value of the other Class A, Class B, and Class C shares you hold at the time of your purchase, including shares held in individual retirement, custodial or personal trust accounts. For example, let's say you're making a $10,000 investment and you already own other First American Fund Class A shares that are currently valued at $45,000. You will receive credit for the current value of these shares and your sales charge will be based on a total purchase amount of $55,000. If the current net asset value of your shares is less than their original purchase price, you may receive credit for their original purchase price instead, but only if you provide a written request to the funds and provide them with the records necessary to demonstrate the shares' purchase price.

Purchases by Related Accounts. Concurrent and prior purchases by certain other accounts of Class A, Class B, and Class C shares of any First American Fund (except a money market fund) also will be combined with your purchase to determine your sales charge. The fund will combine purchases made by you, your spouse or domestic partner, and your dependent children when it calculates the sales charge, including purchases in individual retirement, custodial and personal trust accounts.

Letter of Intent. If you plan to invest $50,000 or more over a 13-month period in Class A, Class B, or Class C shares of any First American Fund except the money market funds, you may reduce your sales charge for Class A purchases by signing a non-binding letter of intent. If you do not fulfill the letter of intent, you must pay the applicable sales charge. In addition, if you reduce your sales charge to zero under a letter of intent and then sell your Class A shares within 18 months of their purchase, you may be charged a contingent deferred sales charge of 1%. See "Class A Share Investments of Over $1 Million" below.

It is your responsibility to determine whether you are entitled to pay a reduced sales charge. The fund is not responsible for making this determination. To receive a reduced sales charge, you must notify the fund at the time of the purchase order that a quantity discount may apply to your current purchase. If you purchase shares by mail, you must notify the fund in writing. Otherwise, simply inform your financial intermediary, or Investor Services if you are purchasing shares directly from the funds, and they will notify the fund.

You should provide your financial intermediary with information or records regarding any other accounts in which there are holdings eligible to be aggregated, including:
- all of your accounts at your financial intermediary.
- all of your accounts at any other financial intermediary.
- all accounts of any related party (such as a spouse or dependent child) held with any financial intermediary.

You should keep the records necessary to demonstrate the purchase price of shares held in these accounts since neither the fund and its transfer agent nor your financial intermediary may have this information.

More information on these ways to reduce your sales charge appears in the SAI.

Purchasing Class A Shares Without a Sales Charge. The following persons may purchase a fund's Class A shares at net asset value without a sales charge:
- directors, advisory board members, full-time employees and retirees of the advisor and its affiliates.
- current and retired officers and directors of the funds.
- full-time employees of any broker-dealer authorized to sell fund shares.
- full-time employees of the fund's counsel.
- members of the immediate families of any of the foregoing (i.e., a spouse or domestic partner and any dependent children).
- persons who purchase the funds through "one-stop" mutual fund networks through which the funds are made available.
- persons participating in a fee-based program sponsored and maintained by a registered broker-dealer.
- trust companies and bank trust departments acting in a fiduciary, advisory, agency, custodial or similar capacity.
- group retirement plans.

                      PROSPECTUS - First American Stock Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares  CONTINUED

You must notify the funds or your financial intermediary if you are eligible to purchase Class A shares without a sales charge.

Reinvesting After a Redemption.   If you redeem Class A shares of a First
American Fund (except money market fund shares on which you have not paid a sales charge), you may reinvest in Class A shares of that fund or another First American Fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the fund directly in writing or notify your financial intermediary.

Class A Share Investments of Over $1 Million. There is no initial sales charge on Class A share purchases of $1 million or more (including purchases that reach the $1 million level as a result of aggregating prior purchases and purchases by related accounts). However, your financial intermediary may receive a commission of up to 1% on your purchase. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months. The CDSC you pay may differ slightly from this amount because of rounding that occurs in the calculation used to determine your CDSC. To find out whether you will be assessed a CDSC, ask your financial intermediary.

The CDSC is based on the value of your shares at the time of purchase or at the time of redemption, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class A shares that are not subject to a CDSC will be redeemed first. The CDSC will be waived in the circumstances described below under "Waiving Contingent Deferred Sales Charges."

Additional Information on Reducing Sales Charges. A link to information regarding the funds' Class A share sales charge breakpoints is available on the funds' web site at www.firstamericanfunds.com.

Class B Shares

Your purchase price for Class B shares is their net asset value -- there is no front-end sales charge. However, if you redeem your shares within six years of purchase, you will pay a CDSC, as reflected in the following table.

                              CDSC as a % of the value
Year since purchase                     of your shares
------------------------------------------------------
First                                            5.00%
Second                                           5.00%
Third                                            4.00%
Fourth                                           3.00%
Fifth                                            2.00%
Sixth                                            1.00%
Seventh                                          0.00%
Eighth                                           0.00%

The CDSC you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your CDSC.

Your CDSC will be based on the value of your shares at the time of purchase or at the time of redemption, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class B shares that are not subject to a CDSC will be redeemed first; other Class B shares will then be redeemed in an order that minimizes your CDSC. The CDSC will be waived in the circumstances described below under "Waiving Contingent Deferred Sales Charges."

Your Class B shares and any related shares acquired by reinvesting your dividend or capital gain distributions will automatically convert to Class A shares eight years after the beginning of the month in which you purchased the shares.

Class C Shares

Your purchase price for Class C shares is their net asset value -- there is no front-end sales charge. However, if you redeem your shares within 12 months of purchase, you will be assessed a CDSC of 1% of the value of your shares at the time of purchase or at the time of sale, whichever is less. The CDSC you pay may differ slightly from this amount because of rounding that occurs in the calculation used to determine your CDSC. The CDSC does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class C shares that are not subject to a CDSC will be redeemed first. The CDSC will be waived in the circumstances described below under "Waiving Contingent Deferred Sales Charges."

Unlike Class B shares, Class C shares do not convert to Class A shares after a specified period of time. Therefore, your shares will continue to have higher annual expenses than Class A shares.

Retirement Plan Availability of Class B and Class C Shares

Class B and Class C shares are available to individual plans and certain smaller group plans, such as SIMPLE and SEP plans. Class B and Class C shares are not available to certain employer-sponsored plans, such as 401(k), employer-sponsored 403(b), money purchase and profit sharing plans.

Waiving Contingent Deferred Sales Charges


CDSCs on Class A, Class B, and Class C share redemptions will be waived for:

- redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.

                      PROSPECTUS - First American Stock Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares  CONTINUED

- redemptions that equal the minimum required distribution from an IRA or other retirement plan to a shareholder who has reached the age of 70 1/2.
- redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. The systematic withdrawal limit will be based on the market value of your account at the time of each withdrawal.
- redemptions required as a result of over-contribution to an IRA plan.

Class R and Class Y Shares

Your purchase price for Class R and Class Y shares is their net asset value. These share classes do not have a front-end sales charge or a CDSC.

12B-1 FEES

Each fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act that allows the fund to pay its distributor an annual fee for the distribution and sale of its shares and/or for services provided to shareholders. The funds do not pay 12b-1 fees on Class Y shares. The 12b-1 fees paid by the funds are designated as distribution fees and/or shareholder servicing fees, as described below.

                                  Annual 12b-1 Fees
                             (as a percentage of average
                                  daily net assets)
                             ----------------------------
                                             Shareholder
                             Distribution     Servicing
                                  Fee            Fee
---------------------------------------------------------
Class A                          None            0.25%
Class B                          0.75%           0.25%
Class C                          0.75%           0.25%
Class R                          0.25%           0.25%
Class Y                          None            None

Because 12b-1 fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

COMPENSATION PAID TO FINANCIAL INTERMEDIARIES

The funds' distributor receives any front-end sales charge or CDSC that you pay and any 12b-1 fees paid by the funds. From this revenue, the distributor will pay financial intermediaries for the services they provide. The funds' advisor and/or distributor may make additional payments to intermediaries from their own assets, as described below under "Additional Payments to Financial Intermediaries."

Sales Charge Reallowance

The distributor pays (or "reallows") a portion of the front-end sales charge on Class A shares to your financial intermediary, as follows:

                             Maximum Reallowance
                                  as a % of
Purchase Amount                Purchase Price
-----------------------------------------------------
Less than $50,000                   5.00%
$50,000 - $99,999                   4.00%
$100,000 - $249,999                 3.25%
$250,000 - $499,999                 2.25%
$500,000 - $999,999                 1.75%
$1 million and over                 0.00%

Sales Commissions

There is no initial sales charge on Class A share purchases of $1 million or more; however, your financial intermediary may receive a commission of up to 1% on your purchase. Although you pay no front-end sales charge when you buy Class B or Class C shares, the funds' distributor pays a sales commission of 4.25% of the amount invested to financial intermediaries that sell Class B shares and 1.00% of the amount invested to intermediaries selling Class C shares.

12b-1 Fees

The funds' distributor uses the 12b-1 shareholder servicing fee to compensate financial intermediaries for administrative services performed on behalf of the intermediaries' customers. These intermediaries receive shareholder servicing fees of up to 0.25% of a fund's Class A, Class B, Class C, and Class R share average daily net assets attributable to shares sold through them. For Class A and Class R shares, the distributor begins to pay shareholder servicing fees to these intermediaries immediately after you purchase shares. For Class B and Class C shares, the distributor begins to pay shareholder servicing fees to these intermediaries one year after you purchase shares, but only if you continue to hold the shares at that time.


The funds' distributor uses the 12b-1 distribution fee to compensate financial intermediaries for the sale of fund shares to their customers. The funds' distributor pays intermediaries that sell Class C shares a 0.75% annual distribution fee beginning one year after the shares are sold. The funds' distributor pays intermediaries that sell Class R shares a 0.25% annual distribution fee beginning immediately after you purchase shares. The funds' distributor retains the Class B share 0.75% annual distribution fee in order to finance the payment of sales commissions to intermediaries that sell Class B shares.


In all cases, intermediaries continue to receive 12b-1 fees for as long as you hold fund shares.

                      PROSPECTUS - First American Stock Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares  CONTINUED

Additional Payments to Financial Intermediaries

The advisor and/or the distributor may pay additional compensation to financial intermediaries out of their own resources in connection with the sale or retention of fund shares and/or in exchange for sales and/or administrative services performed on behalf of the intermediaries' customers. The amount of these payments may be significant, and may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the funds to you. These payments are not reflected in the fees and expenses listed in the "Fund Summaries" section of the prospectus because they are not paid by the funds.

These payments are negotiated and may be based on such factors as the number or value of shares that the financial intermediary sells or may sell; the value of the assets invested in the funds by the intermediary's customers; reimbursement of ticket or operational charges (fees that an intermediary charges its representatives for effecting transactions in fund shares); lump sum payment for services provided; the type and nature of services or support furnished by the intermediary; and/or other measures as determined from time to time by the advisor and/or distributor.

The advisor and/or distributor may make other payments or allow other promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations. Certain intermediaries also receive payments in recognition of sub-accounting, recordkeeping or other services they provide to shareholders or plan participants who invest in the fund or other First American Funds through their retirement plan.

You can ask your financial intermediary for information about any payments it receives from the advisor and/or the distributor and from the funds, and any services your intermediary provides, as well as about fees and/or commissions your intermediary charges. You can also find more details about payments made by the advisor, and/or the distributor in the funds' SAI.

PURCHASE, REDEMPTION, AND EXCHANGE PROCEDURES

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

As a result, when you open an account, we will ask for your name, permanent street address, date of birth, and social security or taxpayer identification number. Addresses containing a P.O. Box only will not be accepted. We may also ask for other identifying documents or information.

Purchasing Class A, Class B, and Class C Shares

You can become a shareholder in any of the funds by making the following minimum initial or additional investments.

                                Minimum      Minimum
                                Initial     Additional
Account Types                  Investment   Investment
------------------------------------------------------
Retirement plan, Uniform Gift
to Minors Act (UGMA)/
Uniform Transfers to Minors
Act (UTMA) accounts              $  500        $ 25
All other accounts               $1,000        $100

The funds have the right to waive these minimum investment requirements for shares offered through certain institutions and for employees of the funds' advisor and its affiliates. The funds also have the right to reject any purchase order.

By Phone. You can purchase shares by calling your financial intermediary, if they have a sales agreement with the funds' distributor. You can also place purchase orders of $100 or more by calling Investor Services at 800 677-FUND. Funds will be transferred electronically from your bank account through the Automated Clearing House (ACH) network. Before making a purchase by electronic funds transfer, you must submit a new account form to the funds and elect this option. Be sure to include all of your banking information on the form.


By Wire.   You can purchase shares by making a wire transfer from your bank.
Before making an initial investment by wire, you must submit a new account form to the funds. After receiving your form, a service representative will contact you with your account number and wiring instructions. Your order will be priced at the next NAV, or public offering price as applicable based on your share class, calculated after the funds' custodian receives your payment by wire. Before making any additional purchases by wire, you should call Investor Services at 800 677-FUND. You cannot purchase shares by wire on days when federally chartered banks are closed.


By Mail.   To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:

REGULAR U.S. MAIL:         OVERNIGHT EXPRESS MAIL:
------------------------   ------------------------
First American Funds       First American Funds
P.O. Box 3011              615 East Michigan Street
Milwaukee, WI 53201-3011   Milwaukee, WI 53202

After you have established an account, you may continue to purchase shares by mailing your check to First American Funds at the same address.

Please note the following:
- All purchases must be drawn on a bank located within the United States and payable in U.S. dollars to First American Funds.

                      PROSPECTUS - First American Stock Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares  CONTINUED

- Cash, money orders, cashier's checks in amounts less than $10,000, third-party checks, Treasury checks, credit card checks, traveler's checks, starter checks, and credit cards will not be accepted. We are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.
- If a check or ACH does not clear your bank, the funds reserve the right to cancel the purchase, and you may be charged a fee of $25 per check or transaction. You could be liable for any losses or fees incurred by the fund as a result of your check or ACH transaction failing to clear.

By Systematic Investment Plan.   To purchase shares as part of a savings
discipline, you may add to your investment on a regular basis:
- by having $100 or more ($25 for a retirement account or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account) automatically withdrawn from your bank account on a periodic basis and invested in fund shares, or
- through automatic monthly exchanges of your First American fund into another First American fund of the same class.

You may apply for participation in either of these programs through your financial intermediary or by calling Investor Services at 800 677-FUND.

Redeeming Class A, Class B, and Class C Shares

When you redeem shares, the proceeds are normally sent on the next business day, but in no event more than seven days, after your request is received in proper form.

By Phone.   If you purchased shares through a financial intermediary, simply call them to redeem your shares.

If you did not purchase shares through a financial intermediary, you may redeem your shares by calling Investor Services at 800 677-FUND. Proceeds can be wired to your bank account (if the proceeds are at least $1,000 and you have previously supplied your bank account information to the fund) or sent to you by check. The funds charge a $15 fee for wire redemptions, which in certain instances may be waived. Proceeds also can be sent directly to your bank or brokerage account via electronic funds transfer if your bank or brokerage firm is a member of the ACH network. Credit is usually available within 2-3 business days. The First American Funds reserve the right to limit telephone redemptions to $50,000 per day.

If you recently purchased your shares by check or through the ACH network, proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 15 calendar days from the date of purchase.

By Mail.   To redeem shares by mail, send a written request to your financial intermediary, or to the fund at the following address:

REGULAR U.S. MAIL:         OVERNIGHT EXPRESS MAIL:
------------------------   ------------------------
First American Funds       First American Funds
P.O. Box 3011              615 East Michigan Street
Milwaukee, WI 53201-3011   Milwaukee, WI 53202

Your request should include the following information:
- name of the fund
- account number
- dollar amount or number of shares redeemed
- name on the account
- signatures of all registered account owners

A signature guarantee is required on written requests if:
- you would like redemption proceeds to be paid to anyone other than to the shareholder of record.
- you would like the redemption check mailed to an address or bank account other than those on the fund's records, or you have changed the address on the fund's records within the last 30 days.
- your redemption request is more than $50,000.
- bank information related to an automatic investment plan, telephone purchase or telephone redemption is changed.

In addition to the situations described above, the funds reserve the right to require a signature guarantee in other instances based on the circumstances of a particular situation.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee signatures. Call your financial intermediary to determine if it has this capability. A notary public is not an acceptable signature guarantor.

Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

By Wire.   You can call or write to have redemption proceeds sent to a bank account. See the policies for redeeming shares by phone or by mail. Before requesting to have redemption proceeds sent to a bank account, please make sure the funds have your bank account information on file. If the funds do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip. If the bank and fund accounts do not have at least one common owner, you must provide written instructions signed by all fund and bank account owners, and each individual must have their signature guaranteed.

By Systematic Withdrawal Plan.   If your account has a value of $5,000 or more,
you may redeem a specific dollar amount from your account on a regular basis. You may set up

                      PROSPECTUS - First American Stock Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares  CONTINUED

a systematic withdrawal when you complete a new account form or by calling your financial intermediary.

You should not make systematic withdrawals if you plan to continue investing in a fund, due to sales charges and tax liabilities.

Exchanging Class A, Class B, and Class C Shares

If your investment goals or your financial needs change, you may move from one First American Fund to another First American Fund. There is no fee to exchange shares.

Generally, you may exchange your shares only for the same class of shares of the other fund, with certain exceptions, including, you may exchange your Class A shares for Class Y shares of the same or another First American Fund if you subsequently become eligible to purchase Class Y shares.

When you exchange your Class A shares of one of the funds for Class A shares of another First American fund, you do not have to pay a sales charge. When you exchange your Class B or Class C shares for Class B or Class C shares of another First American fund, the time you held the shares of the "old" fund will be added to the time you hold the shares of the "new" fund for purposes of determining your CDSC or, in the case of Class B shares, calculating when your shares convert to Class A shares.


Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges that are deemed to constitute short-term trading. See "Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Short-Term Trading of Fund Shares" below.


By Phone.   If both funds have identical shareholder registrations, you may exchange shares by calling your financial intermediary or by calling the funds directly at 800 677-FUND.


By Mail.   To exchange shares by written request, please follow the procedures under "Redeeming Class A, Class B, and Class C Shares" above. Be sure to include the names of both funds involved in the exchange.


By Systematic Exchange Plan.   You may add to your investment on a regular basis
through automatic monthly exchanges of your First American fund into another First American fund of the same class. You may apply for participation in this program through your financial intermediary or by calling Investor Services at 800 677-FUND.

Purchasing, Redeeming, and Exchanging Class R Shares

Eligible retirement plans generally may open an account and purchase Class R shares by contacting any financial intermediary or plan administrator authorized to sell the funds' shares. Participants in retirement plans generally must contact the plan's administrator to purchase, redeem or exchange shares.

Share purchases by eligible retirement plans are generally made by wire transfer. You cannot purchase shares by wire on days when federally chartered banks are closed.

Purchase orders and redemption requests from a retirement plan or participant in the plan must be received by the financial intermediary or plan administrator by the time specified by that institution to be assured same day processing. In order for shares to be purchased or sold at that day's price, the funds must receive the purchase order or redemption request from the financial intermediary or plan administrator by 3:00 p.m. Central time. It is the responsibility of the financial intermediary or plan administrator to promptly transmit orders to the funds.

If the funds receive a redemption request by 3:00 p.m. Central time, payment of the redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

Exchanging Class R Shares.   If you are a plan participant and your investment
goals or your financial needs change, you may exchange your shares for Class R shares of another First American Fund offered through your retirement plan. There is no fee to exchange shares.

To exchange your shares, call your financial intermediary or plan administrator. In order for your shares to be exchanged the same day, you must call your financial intermediary or plan administrator by the time specified by that institution and your exchange order must be received by the funds by 3:00 p.m. Central time. It is the responsibility of your financial intermediary or plan administrator to promptly transmit your exchange order to the funds.


Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies, or the funds offered through your retirement plan may change, at any time. You will be notified of any changes. The funds have the right to limit exchanges that are deemed to constitute short-term trading. See "Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Short-Term Trading of Fund Shares" below.

                      PROSPECTUS - First American Stock Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares  CONTINUED

Purchasing, Redeeming, and Exchanging Class Y Shares

You may purchase or redeem shares by calling your financial intermediary. When purchasing shares, payment must generally be made by wire transfer, which can be arranged by your financial intermediary. You cannot purchase shares by wire on days when federally chartered banks are closed. The funds reserve the right to impose minimum investment amounts on clients of financial intermediaries that charge the funds or the advisor transaction or recordkeeping fees.

If the fund or an authorized financial intermediary receives your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

Exchanging Class Y Shares.   If your investment goals or your financial needs
change, you may exchange your shares for Class Y shares of another First American Fund. There is no fee to exchange shares. If you are no longer eligible to purchase Class Y shares, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.

To exchange your shares, call your financial intermediary.


Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges that are deemed to constitute short-term trading. See "Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Short-Term Trading of Fund Shares" below.


Systematic Transactions.   You may add to your investment, or redeem a specific
dollar amount from your account, on a regular, automatic basis through a systematic investment or withdrawal plan. You may also move from one First American Fund to another First American Fund of the same class on a regular basis through automatic monthly exchanges. You may apply for participation in these programs through your financial intermediary.

You should not make systematic withdrawals if you plan to continue investing in a fund, due to sales charges and tax liabilities.

ADDITIONAL INFORMATION ON PURCHASING, REDEEMING, AND EXCHANGING SHARES

Calculating Net Asset Value

The funds generally calculate their NAV as of 3:00 p.m. Central time every day the New York Stock Exchange is open.


A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares.



Investments and other assets will be valued at their market values. For securities traded on an exchange, we receive the price as reported by the exchange from one or more independent pricing services that have been approved by the funds' board of directors. These independent pricing services also provide security valuations for certain other investments not traded on an exchange. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using procedures approved by the funds' board of directors. Under these procedures, fair values are generally determined by a pricing committee appointed by the board of directors, except that the International Fund and International Select Fund may rely on the recommendations of a fair value pricing service approved by the funds' board of directors in valuing foreign securities. The types of securities for which such fair value pricing might be required include, but are not limited to:

- Securities, including securities traded in foreign markets, where an event occurs after the close of the market in which such security principally trades, but before NAV is determined, that will affect the value of such security, or the closing value is otherwise deemed unreliable;
- Securities whose trading has been halted or suspended;
- Fixed-income securities that have gone into default and for which there is no current market value quotation; and
- Securities with limited liquidity, including certain high-yield securities or securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

International Fund and International Select Fund will hold portfolio securities that trade on weekends or other days when the funds do not price their shares. Therefore, the net asset value of the shares of these underlying funds may change on days when shareholders will not be able to purchase or redeem their fund shares.

Short-Term Trading of Fund Shares


The funds discourage purchases and redemptions of their shares in response to short-term fluctuations in the securities markets. The funds' board of directors has adopted policies and procedures designed to detect and deter short-term trading in the funds' shares that may disadvantage long-term fund shareholders. These policies are described below. The funds will

                      PROSPECTUS - First American Stock Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares  CONTINUED

not knowingly accommodate trading in the funds' shares in violation of these policies. As discussed below, however, there is no guarantee that the funds will be able to detect such trading in all accounts. See "Omnibus Accounts" below.

Risks Associated with Short-Term Trading.   Short-term trading in a fund's
shares, particularly in larger amounts, may be detrimental to long-term shareholders of the fund. Depending on various factors, including the size of a fund, the amount of assets the fund typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades, and the types of securities in which the fund typically invests, short-term trading may interfere with the efficient management of the fund's portfolio, increase the fund's transaction costs, administrative costs and taxes, and/or impact the fund's performance.

In addition, the nature of a fund's portfolio holdings may allow a shareholder engaging in a short-term trading strategy to take advantage of possible delays between the change in the value of a fund's portfolio holdings and the reflection of that change in the net asset value of the fund's shares. Such a delay may occur in funds that have significant investments in foreign securities, where the value of those securities is established some time before the fund calculates its own share price, or in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. This type of short-term trading is sometimes referred to as "arbitrage market timing," and there is the possibility that such trading may dilute the value of fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices.

Short-Term Trading Policies.   The funds' advisor monitors trading in fund
shares in an effort to identify short-term trading activity that may disadvantage long-term shareholders. Only transactions that exceed a certain dollar threshold that has been determined to be potentially disruptive to the management of a fund are subject to monitoring. It is the policy of the funds to permit no more than one round trip by an investor during any 90-calendar-day period. A round trip is defined as a purchase into or redemption out of a fund (including purchases or redemptions accomplished by an exchange) paired with an opposite direction redemption out of or purchase into the same fund within 10 calendar days, in a dollar amount that exceeds the monitoring threshold. If the advisor determines that a shareholder has made more than one round trip during any 90-calendar-day period, the shareholder conducting such trading will, in less serious instances, be given an initial warning to discontinue such trading. In more serious instances (generally involving larger dollar amounts), or in the case of a second violation after an initial warning has been given, the shareholder may be temporarily or permanently barred from making future purchases into one or all of the funds or, alternatively, the funds may limit the amount, number or frequency of any future purchases and/or the method by which the shareholder may request future purchases (including purchases by an exchange or transfer between a fund and any other fund). In addition to the foregoing sanctions, the funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the rejection of purchase orders and the revocation of exchange privileges, and in considering which sanctions to impose, the funds may consider an investor's trading history in any of the First American Funds, in non-First American mutual funds, or in accounts under a person's common ownership or control.

Certain transactions are not subject to the funds' short-term trading policies. These include transactions such as systematic redemptions and purchases; retirement plan contributions, loans and distributions (including hardship withdrawals); purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations; regular portfolio re-balancings in fee-based programs of registered investment advisors, financial planners and registered broker-dealers; and similar transactions.

Omnibus Accounts.   Fund shares are frequently held through omnibus account
arrangements, whereby a broker-dealer, investment advisor, retirement plan sponsor or other financial intermediary maintains an omnibus account with a fund for trading on behalf of its customers. The funds seek to apply their short-term trading policies and procedures to these omnibus account arrangements and will request that the intermediary provide individual account level detail (or participant level detail in the case of retirement plans) to the funds if more than one round trip in any 90 day period is detected at the omnibus or plan level and such round trips appear to be (a) attributable to an individual shareholder or plan participant and (b) potentially detrimental to the respective fund and its shareholders based on such factors as the time between transactions, the size of the transactions and the type of fund involved. If short-term trading is detected at the individual account or participant level, the funds will request that the financial intermediary take appropriate action to curtail the activity. If the financial intermediary does not take action, the funds will take such steps as are reasonably practicable to curtail the excessive trading, including terminating the relationship with the intermediary if necessary.


While the funds will request that financial intermediaries either apply the funds' short-term trading policies to their customers who invest indirectly in the funds, or maintain policies reasonably designed to achieve the objective of the funds' short-term trading policies, the funds are limited in their ability to monitor the trading activity or enforce the funds' short-term trading policies with respect to customers of financial intermediaries. For example, the funds might not be able to detect any short-term trading facilitated by a financial intermediary, if this were to occur.

                      PROSPECTUS - First American Stock Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares  CONTINUED

Telephone Transactions

The funds and their agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The funds and their agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations.

It may be difficult to reach the funds by telephone during periods of unusual market activity. If you are unable to reach the funds or their agents by telephone, please consider sending written instructions.

Accounts with Low Balances

If your account balance falls below $500, the funds reserve the right to either:
- deduct a $50 annual account maintenance fee, or
- close your account and send you the proceeds, less any applicable contingent deferred sales charge.

Before taking any action, however, the funds will send you written notice of the action they intend to take and give you 30 days to re-establish a minimum account balance of $500.

                      PROSPECTUS - First American Stock Funds

Policies and Services
Managing Your Investment


STAYING INFORMED

Shareholder Reports

Shareholder reports are mailed twice a year. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the report of independent registered public accounting firm.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.

Statements and Confirmations

Statements summarizing activity in your account are mailed quarterly. Confirmations generally are mailed following each purchase or sale of fund shares, but some transactions, such as systematic purchases and dividend reinvestments, are reported on your account statement. Generally, the funds do not send statements for shares held in a brokerage account or to individuals who have their shares held in an omnibus account, such as retirement plan participants. Please review your statements and confirmations as soon as you receive them and promptly report any discrepancies to your financial intermediary or to Investor Services at 800 677-FUND.

DIVIDENDS AND DISTRIBUTIONS


Dividends from net investment income are declared and paid monthly for Equity Income Fund and Large Cap Value Fund, and quarterly for Balanced Fund, Large Cap Select Fund, Mid Cap Value Fund, and Real Estate Securities Fund. For International Fund, International Select Fund, Large Cap Growth Opportunities Fund, Mid Cap Growth Opportunities Fund, Small-Mid Cap Core Fund, Small Cap Growth Opportunities Fund, Small Cap Select Fund, and Small Cap Value Fund, dividends from net investment income, if any, are declared and paid annually. For each of the funds, any capital gains are distributed at least once each year.


On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund, unless you request that distributions be reinvested in another First American Fund or paid in cash. This request may be made on your new account form, by contacting your financial intermediary, or by calling Investor Services at 800 677-FUND. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in fund shares at the current NAV.

TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the SAI. However, because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

Taxes on Distributions

Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).


Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends paid from the net investment income of each fund may constitute "qualified dividends" taxable at the same rate as long-term capital gains (currently subject to a maximum rate of 15%). Each fund will inform its shareholders of the portion of its dividends (if any) that constitutes "qualified dividends." Dividends paid from a fund's net investment income that do not constitute "qualified dividends" and dividends paid from short-term capital gains are taxable as ordinary income. Distributions of a fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. Because of their investment objectives and strategies, distributions for Large Cap Growth Opportunities Fund, Large Cap Select Fund, Large Cap Value Fund, Mid Cap Growth Opportunities Fund, Mid Cap Value Fund, Small-Mid Cap Core Fund, Small Cap Growth Opportunities Fund, Small Cap Select Fund, and Small Cap Value Fund are expected to consist primarily of capital gains. Distributions for Real Estate Securities Fund are expected to consist primarily of ordinary income. It is not expected that a significant portion of the dividends paid by Real Estate Securities Fund will constitute "qualified dividends."


Taxes on Transactions

The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

                      PROSPECTUS - First American Stock Funds

Policies and Services
Managing Your Investment CONTINUED


Foreign Tax Credits.   International Fund and International Select Fund may be
required to pay withholding and other taxes imposed by foreign countries. If International Fund or International Select Fund have more than 50% of their total assets invested in securities of foreign corporations at the end of its taxable year, they may make an election that will permit you either to claim a foreign tax credit with respect to foreign taxes paid by the fund or to deduct those amounts as an itemized deduction on your tax return. If International Fund or International Select Fund make this election, you will be notified and provided with sufficient information to calculate the amount you may deduct as foreign taxes paid or your foreign tax credit.


Considerations for Retirement Plan Clients

A plan participant whose retirement plan invests in a fund generally is not taxed on fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for federal income tax purposes. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income. You should consult your tax professional about federal, state and local tax considerations.

                      PROSPECTUS - First American Stock Funds

Additional Information
Management


FAF Advisors, Inc., formerly known as U.S. Bancorp Asset Management, Inc., is the funds' investment advisor. FAF Advisors provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of December 31, 2006, FAF Advisors and its affiliates had more than $100 billion in assets under management, including investment company assets of more than $74 billion. As investment advisor, FAF Advisors manages the funds' business and investment activities, subject to the authority of the funds' board of directors.



Each fund pays the investment advisor a monthly management fee for providing investment advisory services. The table below reflects management fees paid to the investment advisor, after taking into account any fee waivers, for the funds' most recently completed fiscal year.



                                          Management fee
                                       as a % of average
                                        daily net assets
--------------------------------------------------------
BALANCED FUND                                0.52%
EQUITY INCOME FUND                           0.65%
LARGE CAP GROWTH OPPORTUNITIES FUND          0.65%
LARGE CAP SELECT FUND                        0.65%
LARGE CAP VALUE FUND                         0.65%
MID CAP GROWTH OPPORTUNITIES FUND            0.70%
MID CAP VALUE FUND                           0.70%
SMALL-MID CAP CORE FUND                      0.63%
SMALL CAP GROWTH OPPORTUNITIES FUND          0.89%
SMALL CAP SELECT FUND                        0.70%
SMALL CAP VALUE FUND                         0.70%
REAL ESTATE SECURITIES FUND                  0.70%
INTERNATIONAL FUND                           1.00%
INTERNATIONAL SELECT FUND*                   1.00%
--------------------------------------------------------



*International Select Fund commenced operations in December 2006. The fee set forth above represents the fund's contractual advisory fee for the current fiscal year.



A discussion regarding the basis for the board of directors' approval of the funds' investment advisory agreement appears in the funds' annual report to shareholders for the fiscal year ended October 31, 2006.


Direct Correspondence to:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

Investment Advisor

FAF Advisors, Inc.
800 Nicollet Mall
Minneapolis, MN 55402


Sub-Advisors


Altrinsic Global Advisors, LLC
100 First Stamford Place

Stamford, Connecticut 06902


Hansberger Global Investors, Inc.
401 East Las Olas Boulevard, Suite 1700

Fort Lauderdale, Florida 33301



J.P. Morgan Investment Management Inc.


245 Park Avenue


New York, New York 10167


Lazard Asset Management LLC
30 Rockefeller Plaza

New York, New York 10112


Distributor

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

ADDITIONAL COMPENSATION


FAF Advisors, U.S. Bank National Association (U.S. Bank) and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American Funds. As described above, FAF Advisors receives compensation for acting as the funds' investment advisor. FAF Advisors, U.S. Bank and their affiliates also receive compensation from the funds as set forth below.



Administration Services.   FAF Advisors and its affiliate, U.S. Bancorp Fund
Services, LLC (Fund Services), act as the funds' administrator and sub-administrator, respectively, providing administration services that include general administrative and accounting services, blue sky services and shareholder services. For such services, each fund pays FAF Advisors the fund's pro rata portion of up to 0.25% of the aggregate average daily net assets of all open-end funds in the First American family of funds. FAF Advisors pays Fund Services a portion of its fee, as agreed to from time to time. In addition to these fees, the funds may reimburse FAF Advisors for any out-of-pocket expenses incurred in providing administration services.



Custody Services.   U.S. Bank provides custody services to each fund, except
International Fund and International Select Fund. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.005% of each fund's average daily net assets.



Transfer Agency Services.   Fund Services provides transfer agency and dividend
disbursing services, as well as certain shareholder services, to the funds. Fund Services receives fees for transfer agency and dividend disbursing services on a per shareholder account basis, subject to a minimum fee per share class. In addition, the funds may reimburse Fund Services

                      PROSPECTUS - First American Stock Funds

Additional Information
Management CONTINUED


for any out-of-pocket expenses incurred in providing transfer agency services.


Distribution Services.   Quasar Distributors, LLC, an affiliate of FAF Advisors,
receives distribution and shareholder servicing fees for acting as the funds' distributor.


Securities Lending Services.   In connection with lending their portfolio
securities, the funds pay fees to FAF Advisors of up to 25% of each fund's net income from these securities lending transactions. In addition, for each fund other than International Fund and International Select Fund, collateral for securities on loan will be invested in a money market fund administered by FAF Advisors and FAF Advisors will receive an administration fee equal to 0.02% of such fund's average daily net assets.


Other Compensation.   To the extent that fund shares are held through U.S. Bank
or its broker-dealer affiliate, U.S. Bancorp Investments, Inc., those entities may receive distribution and/or shareholder servicing fees from the funds' distributor as well as other payments from the funds' distributor and/or advisor as described above under "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Compensation Paid to Financial Intermediaries -- Additional Payments to Financial Intermediaries."


SUB-ADVISORS



A sub-advisor or sub-advisors will provide investment advisory services to International Fund and International Select Fund. The funds and the investment advisor currently have pending with the SEC an application for exemptive relief, which, if granted by the SEC, will allow the investment advisor to engage or terminate sub-advisors, and enter into and materially amend sub-advisory agreements, upon the approval of the fund's board of directors, without obtaining shareholder approval. The fund will be required to provide shareholders, in writing, with information explaining any change in a sub-advisor or material change in the terms of a sub-advisory agreement within 90 days of the change. This type of arrangement is commonly referred to as a "manager-of-managers" structure. International Select Fund and the investment advisor intend to request that the manager-of-managers structure automatically apply to International Select Fund and its shareholders upon the SEC's grant of exemptive relief, without shareholder approval. It is possible, however, that the SEC may require that shareholder approval be obtained prior to application of the manager-of-managers structure to International Select Fund. Upon effectiveness of this prospectus and for an indeterminate time thereafter, the investment advisor and/or its affiliates will own a majority of shares in International Select Fund and anticipate voting "FOR" the manager-of-managers structure if such vote is required.


The investment advisor will monitor existing sub-advisors based on their investment styles, strategies, and results in managing their fund, or portion thereof with respect to International Select Fund. Each sub-advisor will have discretion to select portfolio securities for its fund, or portion thereof, but must select those securities according to the fund's investment objective and restrictions. The sub-advisors' fees are paid by the fund's investment advisor.



The current sub-advisor for International Fund is J.P. Morgan Investment Management Inc. ("JPMorgan"). JPMorgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. JPMorgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of December 31, 2006, JPMorgan and its affiliates had approximately $1.0 trillion in assets under management.



The current sub-advisors for International Select Fund are Altrinsic Global Advisors, LLC ("Altrinsic"), Hansberger Global Investors, Inc. ("HGI"), and Lazard Asset Management LLC ("Lazard").



Altrinsic is an employee-owned company founded in 2000. One of those employees, John Hock, has a controlling interest in Altrinsic. As of December 31, 2006, Altrinsic had assets under management of approximately $5.6 billion. Altrinsic's investment process is based on individual security selection and an understanding of portfolio risk profiles and exposures. Altrinsic purchases two types of securities: (1) companies trading below intrinsic valuations with stable returns and (2) companies trading at steep discounts to intrinsic valuations with catalysts for an improvement in returns. Altrinsic conducts due diligence throughout an industry's "food chain" and across geographic borders, which leads to the identification of dislocations and mispriced, undervalued investments.



HGI is a wholly owned subsidiary of Hansberger Group, Inc. The firm was founded in 1994. As of December 31, 2006, HGI had assets under management of approximately $9.5 billion. HGI's investment process begins with a series of quantitative screens that identify those companies with superior growth characteristics, including superior profitability, secular growth, sustainable competitive advantage, and strong capital structure. These screens are intended to identify those companies that have consistently been industry and market leaders. The result is HGI's "Star List" of companies. The Star List companies are then rated based on their relative valuation and relative price momentum. Securities are then selected from the Star List on the basis of fundamental company-by-company analysis conducted on the top 100 to 125 stocks in the Star List. This fundamental analysis is meant to identify factors overlooked in the quantitative process, including the company's product line, management, market share, product distribution and other elements that are prerequisites to the company's success and staying power within its market. HGI generally sells a security of HGI's price target is met, the company's fundamentals change, or if the portfolio is fully invested and a better investment opportunity arises.

                      PROSPECTUS - First American Stock Funds

Additional Information
Management CONTINUED


Lazard is a wholly owned subsidiary of Lazard Freres & Co., LLC. As of December 31, 2006, Lazard had assets under management of approximately $97.7 billion. Lazard employs a bottom-up, relative value approach in selecting stocks that includes proprietary database screening, accounting validation, fundamental analysis, and portfolio construction/risk evaluation. Lazard seeks to identify individual stocks of companies whose principal activities are located in emerging market countries that are believed to be undervalued based on their earnings, cash flow or asset values.



PORTFOLIO MANAGEMENT


The portfolio managers primarily responsible for the Funds' management are:


Balanced Fund.   Jose ("Tony") A. Rodriguez, Senior Managing Director, Head of
Fixed Income. Mr. Rodriguez has co-managed the fund since July 2004. Prior to joining FAF Advisors in 2002, Mr. Rodriguez was the director and head of global corporate bonds at Credit Suisse Asset Management in New York from 1999 to 2002. He entered the financial services industry in 1984.



David A. Chalupnik, CFA, Senior Managing Director, Head of Equities. Mr. Chalupnik has co-managed the fund since July 2004. Prior to joining FAF Advisors in 2002, Mr. Chalupnik served as chief investment officer for Chicago-based Duff & Phelps Investment Management Co. Mr. Chalupnik entered the financial services industry in 1984.



David R. Cline, Senior Equity Portfolio Manager. Mr. Cline has co-managed the fund since April 2003. Mr. Cline entered the financial services industry when he joined FAF Advisors in 1989.



Equity Income Fund.   Cori B. Johnson, CFA, Senior Equity Portfolio Manager. Ms.
Johnson has served as the primary portfolio manager of the fund since January 1996. Ms. Johnson entered the financial services industry in 1981 and joined FAF Advisors in 1985.



Gerald C. Bren, CFA, Senior Equity Portfolio Manager. Mr. Bren has co-managed the fund since August 1994. Mr. Bren entered the financial services industry when he joined FAF Advisors in 1972.



Large Cap Growth Opportunities Fund.   Thomas A. Gunderson, CFA, Senior Equity
Portfolio Manager. Mr. Gunderson has served as the primary portfolio manager for the fund since December 2003. Prior to joining FAF Advisors in 2003, he managed large cap growth portfolios at Advantus Capital Management. Mr. Gunderson entered the financial services industry in 1983.


Harold R. Goldstein, Senior Equity Portfolio Manager. Mr. Goldstein has co-managed the fund since July 2002. Prior to joining FAF Advisors in 2002, he was employed at Lutheran Brotherhood as a portfolio manager, at Shearson Lehman Brothers as manager of institutional equities in Chicago, and at Oppenheimer as an institutional sales person. Mr. Goldstein entered the financial services industry in 1981.



James A. Diedrich, CFA, Senior Equity Portfolio Manager. Mr. Diedrich has co-managed the fund since February 2006. Prior to joining FAF Advisors in 2006, Mr. Diedrich was the head of global equity and managed all U.S. and international equity portfolios at St. Paul Companies. Before his tenure with the St. Paul Companies, Mr. Diedrich was a portfolio manager of a U.S. large-cap product at Investment Advisors, Inc. Prior to that, he was an assistant portfolio manager of a corporate equity portfolio at Advantus Capital Management. Mr. Diedrich entered the financial services industry in 1984.



Scott Mullinix, CFA, Senior Equity Portfolio Manager. Mr. Mullinix has co-managed the fund since April 2006. Prior to joining FAF Advisors in 2006, Mr. Mullinix co-managed the Mid Cap Growth product and managed the Premier Portfolio growth and core equity products at RiverSource Investments. Prior to that, he was a senior research analyst for the retail/ consumer products industry at RiverSource. He has also co-managed a hedge fund for Deephaven LLC in Minneapolis. Mr. Mullinix entered the financial services industry in 1989.


Large Cap Select Fund.   David A. Chalupnik has served as the primary portfolio
manager for the fund since January 2003. Information on Mr. Chalupnik appears above under "Balanced Fund."


Anthony R. Burger, CFA, Director, Quantitative Equity Research. Mr. Burger has co-managed the fund since October 2004. Prior to joining FAF Advisors in 2003, Mr. Burger was an equity analyst at RiverSource Investments in Minneapolis. He entered the financial services industry in 1994.



Thomas A. Mahowald, CFA, Director, Equity Research. Mr. Mahowald has co-managed the fund since October 2004. Prior to joining FAF Advisors in 2004, Mr. Mahowald served as director of equity research at RiverSource Investments since 2001, where he was also an equity analyst. Mr. Mahowald entered the financial services industry in 1989.



Large Cap Value Fund.   Brent D. Mellum, CFA, Senior Equity Portfolio Manager.
Mr. Mellum has served as the primary portfolio manager for the fund since April 2004. Mr. Mellum entered the financial services industry when he joined FAF Advisors in 1993.



Kevin V. Earley, CFA, Senior Equity Portfolio Manager. Mr. Earley has co-managed the fund since September 2000. Mr. Earley entered the financial services industry in 1987 and joined FAF Advisors in 1997.



Terry F. Sloan, CFA, Equity Portfolio Manager. Mr. Sloan has co-managed the fund since January 2006. He previously was an equity research analyst for FAF Advisors. Prior to joining FAF Advisors in 2004, Mr. Sloan was an equity analyst for the State

                      PROSPECTUS - First American Stock Funds

Additional Information
Management CONTINUED


of Michigan Retirement System. He entered the financial services industry in 2001.



Walter B. Stackow, CFA, Equity Portfolio Manager. Mr. Stackow has co-managed the fund since October 2006. Prior to joining FAF Advisors in October 2006, he was a small cap portfolio manager and equity research analyst at Manning & Napier Advisors, Inc. Prior to that, he was a research analyst at G. W. Henssler & Associates, Ltd. Mr. Stackow entered the financial services industry in 1997.



Mid Cap Growth Opportunities Fund.   James A. Diedrich, CFA, Senior Equity
Portfolio Manager. Mr. Diedrich has served as the primary portfolio manager for the fund since February 2006. Information on Mr. Diedrich appears above under "Large Cap Growth Opportunities Fund."



Thomas A. Gunderson has co-managed the fund since February 2006 and had previously served as the primary portfolio manager since September 2005. Information on Mr. Gunderson appears above under "Large Cap Growth Opportunities Fund."


Harold R. Goldstein has co-managed the fund since September 2005. Information on Mr. Goldstein appears above under "Large Cap Growth Opportunities Fund."


Scott Mullinix, CFA, Senior Equity Portfolio Manager. Mr. Mullinix has co-managed the fund since April 2006. Information on Mr. Mullinix appears above under "Large Cap Growth Opportunities Fund."


Mid Cap Value Fund.   Kevin V. Earley has served as the primary portfolio
manager for the fund since October 1999. Information on Mr. Earley appears above under "Large Cap Value Fund."

Brent D. Mellum has co-managed the fund since October 1999. Information on Mr. Mellum appears above under "Large Cap Value Fund."


Terry F. Sloan, CFA, Equity Portfolio Manager. Mr. Sloan has co-managed the fund since January 2006. Information on Mr. Sloan appears above under "Large Cap Value Fund."



Walter B. Stackow, CFA, Equity Portfolio Manager. Mr. Stackow has co-managed the fund since October 2006. Information on Mr. Stackow appears above under "Large Cap Value Fund."


Small-Mid Cap Core Fund.   Anthony R. Burger has served as the primary portfolio
manager for the fund since May 2005. Information on Mr. Burger appears above under "Large Cap Select Fund."

David A. Chalupnik has co-managed the fund since May 2005. Information for Mr. Chalupnik appears above under "Balanced Fund."


Small Cap Growth Opportunities Fund.   Sean A. McLeod, CFA, Equity Portfolio
Manager. Mr. McLeod has managed or co-managed the fund since April 2004. Prior to joining FAF Advisors in 2004, Mr. McLeod was employed by M&I Investment Management Corporation where he served as portfolio manager of the Marshall Small Cap Growth Fund and senior equity analyst on the Marshall Small and Mid Cap Growth Funds. Mr. McLeod entered the financial services industry in 1995.



Robert S. McDougall, CFA, Equity Portfolio Manager. Mr. McDougall has co-managed the fund since May 2004. Prior to joining FAF Advisors in 2004, Mr. McDougall was a senior equity analyst for the Marshall Small Cap Growth Fund. He entered the financial services industry in 1988.



Small Cap Select Fund.   Allen D. Steinkopf, CFA, Equity Portfolio Manager. Mr.
Steinkopf has served as the primary portfolio manager for the fund since July 2004. Prior to joining FAF Advisors in 2003, Mr. Steinkopf was employed by Advantus Capital Management from 1986 to 2003 where he served as Vice President and Portfolio Manager. He entered the financial services industry in 1993.



Troy L. Huff, Equity Portfolio Manager. Mr. Huff has co-managed the fund since April 2006. Prior to his appointment as co-manager, he had been an equity research analyst for the Small Cap Select team, where he was responsible for research in all industries within the consumer discretionary and consumer staples sectors. Mr. Huff entered the financial services industry in 1992 and joined FAF Advisors in 1996.



Small Cap Value Fund.   Karen L. Bowie, CFA, Equity Portfolio Manager. Ms. Bowie
has served as primary portfolio manager for the fund since March 2006 and has co-managed the fund since July 2005. Ms. Bowie entered the financial services industry when she joined FAF Advisors in 1984, and she rejoined FAF Advisors in 1999.



Real Estate Securities Fund.   John G. Wenker, Head of Real Estate. Mr. Wenker
has managed or co-managed the fund since October 1999. Mr. Wenker entered the financial services industry in 1983 and joined FAF Advisors in 1992.



Jay L. Rosenberg, Equity Portfolio Manager. Mr. Rosenberg has co-managed the fund since May 2005. Prior to joining FAF Advisors in 2005, Mr. Rosenberg was a vice president and real estate portfolio manager for Advantus Capital Management from 2000 to 2005. Mr. Rosenberg entered the financial services industry in 1995.



International Fund.   J.P. Morgan Investment Management Inc. has been the
sub-advisor to the International Fund since December 2004. The fund is managed by a team led by James Fisher and Howard Williams. Mr. Fisher is a senior portfolio manager and managing director of JPMorgan's global portfolios group based in London. He joined JPMorgan in 1985. Mr.

                      PROSPECTUS - First American Stock Funds

Additional Information
Management CONTINUED

Williams is a managing director and head of JPMorgan's global portfolios group based in London. He joined JPMorgan in 1994.


International Select Fund.   The following individuals have been primarily
responsible, since International Select Fund's inception in December 2006, for the day-to-day management of the portion of the fund managed by Altrinsic: John Hock, John I. Devita and Rehan Chaudri.


- Mr. Hock is the Chief Investment Officer, a founder of the firm, and has been a portfolio manager for the firm since 2000.


- Mr. Devita has been a Principal of the firm and a portfolio manager since 2000, with primary research responsibility for the global consumer and tech/telecom industries.


- Mr. Chaudri has been a Principal of the firm and portfolio manager of the firm since July 2003, with primary research responsibility for companies in the industrials and tech/telecom sectors. He was a Senior Vice President and portfolio manager for Lazard Asset Management from May 2001 to March 2003, where he was responsible for managing international diversified and select funds.



The following individuals have been primarily responsible, since International Select Fund's inception in December 2006, for the day-to-day management of the portion of the fund managed by HGI: Thomas R. H. Tibbles, CFA, Barry A. Lockhart, CFA, Trevor Graham, CFA, and Patrick Tan.


- Mr. Tibbles joined HGI in 1999 as Managing Director of Canada. Prior to joining HGI, he was head of the Global Equity Team at Indago Capital Management in Toronto, which was an affiliate of Canada Life. He began his career in the investment industry in 1986.


- Mr. Lockhart joined HGI in 1999 and serves as Senior Vice President. Prior to joining HGI, he was a portfolio manager of foreign equity securities for Indago Capital Management. He began his career in the investment industry in 1989.


- Mr. Graham joined HGI in 2004 and serves as Vice President, Research. Prior to joining HGI, he maintained several different positions, including portfolio management and fundamental analyst for Phillips, Hager & North Investment Management Ltd., where he was employed from 1996 to 2004.


- Mr. Tan, Research Analyst, joined HGI in 1999. Prior to joining HGI, he was an Analyst at Indago Capital Management from July 1997 to March 1999. He has more than five years of investment-related experience.



Mr. Tibbles, as team leader, has ultimate authority and veto power over all buy and sell decisions. All team members are responsible for research coverage which is assigned by global industry sectors, recommending stocks and recommending subsequent buy and sell decisions.



The following individuals have been primarily responsible, since International Select Fund's inception in December 2006, for the day-to-day management of the portion of the fund managed by Lazard: James M. Donald and John R. Reinsberg.


- Mr. Donald is a Managing Director and Head of the Emerging Markets Group at Lazard. He joined Lazard in 1996 and is a CFA Charterholder. Mr. Donald has been working in the investment industry for 21 years.


- Mr. Reinsberg is a Deputy Chairman and Head of International and Global Products at Lazard. He also oversees the day-to-day operations of Lazard's international equity investment team. He joined Lazard in 1992 and has 25 years investment experience.



The fund's investment advisor allocates International Select Fund's assets among the sub-advisors and manages any fund assets that have not been allocated to the sub-advisors. Allocation of the fund's assets among the sub-advisors will be made by the investment advisor's asset allocation committee, which currently consists of David Chalupnik, CFA, Keith B. Hembre, CFA, Mark Jordahl, Tony Rodriguez and John G. Wenker. Walter A. French has been primarily responsible, since the fund's inception in December 2006, for the day-to-day management of fund assets that have not been allocated to a sub-advisor.


- Mr. Chalupnik is Senior Managing Director and Head of Equities. He has served as a co-manager of the fund since its inception in December 2006. Information on Mr. Chalupnik appears above under "Balanced Fund."


- Mr. French is Senior Equity Portfolio Manager. He has served as a co-manager of the fund since its inception in December 2006. Mr. French joined FAF Advisors in 1999 and entered the financial services industry in 1974.


- Mr. Hembre is the Chief Economist and Head of Quantitative Analysis. He has served as co-manager of the fund since its inception in December 2006. Mr. Hembre joined FAF Advisors in 1997 and entered the financial services industry in 1992.


- Mr. Jordahl is Chief Investment Officer. He has served as co-manager of the fund since its inception in December 2006. Mr. Jordahl joined FAF Advisors in 2001 and entered the financial services industry in 1982.


- Mr. Rodriguez is Senior Managing Director and Head of Fixed Income. He has served as co-manager of the fund since its inception in December 2006. Information on Mr. Rodriguez appears above under "Balanced Fund."


- Mr. Wenker is the Head of Real Estate. Information on Mr. Wenker appears above under "Real Estate Securities Fund."


The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the funds.

                      PROSPECTUS - First American Stock Funds

Additional Information
Financial Highlights


The tables that follow present performance information about the Class A, Class B, Class C, Class R, and Class Y shares of each fund. No information is presented for International Select Fund, which commenced operations on December 21, 2006. This information is intended to help you understand each fund's financial performance for the past five years or, if shorter, the period of operations for the fund or class of shares. Some of this information reflects financial results for a single fund share held throughout the period. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.



The Class R shares of the funds were designated Class S shares prior to July 1, 2004. Thus, financial highlights for each fund prior to that date consist of the historical financial highlights for the Class S shares, which had lower fees and expenses than the Class R shares.


The information below has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request.


BALANCED FUND



                                                  Fiscal year     Fiscal period
                                                     ended            ended
                                                  October 31,      October 31,             Fiscal year ended September 30,
CLASS A SHARES                                      2006(1)         2005(1,2)       2005(1)      2004(1)       2003       2002(1)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period               $  11.27         $  11.43        $  10.12     $   9.47     $  8.38     $  9.50
                                                   --------         --------        --------     --------     -------     -------
Investment Operations:
 Net Investment Income                                 0.20             0.01            0.15         0.13        0.17        0.20
 Realized and Unrealized Gains (Losses) on
  Investments                                          1.00            (0.17)           1.31         0.66        1.08       (1.12)
                                                   --------         --------        --------     --------     -------     -------
 Total From Investment Operations                      1.20            (0.16)           1.46         0.79        1.25       (0.92)
                                                   --------         --------        --------     --------     -------     -------
Less Distributions:
 Dividends (from net investment income)               (0.20)              --           (0.15)       (0.14)      (0.16)      (0.20)
 Distributions (from net realized gains)                 --               --              --           --          --          --
                                                   --------         --------        --------     --------     -------     -------
 Total Distributions                                  (0.20)              --           (0.15)       (0.14)      (0.16)      (0.20)
                                                   --------         --------        --------     --------     -------     -------
Net Asset Value, End of Period                     $  12.27         $  11.27        $  11.43     $  10.12     $  9.47     $  8.38
                                                   ========         ========        ========     ========     =======     =======
Total Return(3)                                       10.73%           (1.40)%         14.51%        8.39%      14.98%      (9.90)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                    $106,565         $112,557        $114,388     $119,292     $98,016     $98,557
Ratio of Expenses to Average Net Assets                1.10%            1.10%           1.06%        1.05%       1.05%       1.05%
Ratio of Net Investment Income to Average Net
 Assets                                                1.67%            0.90%           1.35%        1.27%       1.75%       2.07%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                   1.23%            1.21%           1.21%        1.19%       1.23%       1.23%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                            1.54%            0.79%           1.20%        1.13%       1.57%       1.89%
Portfolio Turnover Rate                                 143%              12%            147%         110%        156%         79%
---------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.


(2)For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund's fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                      PROSPECTUS - First American Stock Funds

Additional Information
Financial Highlights CONTINUED


BALANCED FUND (CONTINUED)




                                                   Fiscal year     Fiscal period
                                                      ended            ended
                                                   October 31,      October 31,            Fiscal year ended September 30,
CLASS B SHARES                                       2006(1)         2005(1,2)       2005(1)     2004(1)      2003       2002(1)
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                 $ 11.18          $ 11.34        $ 10.04     $  9.41     $  8.32     $  9.44
                                                     -------          -------        -------     -------     -------     -------
Investment Operations:
 Net Investment Income                                  0.11               --           0.07        0.05        0.10        0.13
 Realized and Unrealized Gains (Losses) on
  Investments                                           1.00            (0.16)          1.30        0.65        1.08       (1.12)
                                                     -------          -------        -------     -------     -------     -------
 Total From Investment Operations                       1.11            (0.16)          1.37        0.70        1.18       (0.99)
                                                     -------          -------        -------     -------     -------     -------
Less Distributions:
 Dividends (from net investment income)                (0.11)              --          (0.07)      (0.07)      (0.09)      (0.13)
 Distributions (from net realized gains)                  --               --             --          --          --          --
                                                     -------          -------        -------     -------     -------     -------
 Total Distributions                                   (0.11)              --          (0.07)      (0.07)      (0.09)      (0.13)
                                                     -------          -------        -------     -------     -------     -------
Net Asset Value, End of Period                       $ 12.18          $ 11.18        $ 11.34     $ 10.04     $  9.41     $  8.32
                                                     =======          =======        =======     =======     =======     =======
Total Return(3)                                         9.93%           (1.41)%        13.64%       7.46%      14.25%     (10.64)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                      $13,809          $19,409        $20,657     $28,101     $33,015     $35,641
Ratio of Expenses to Average Net Assets                 1.85%            1.85%          1.81%       1.80%       1.80%       1.80%
Ratio of Net Investment Income to Average Net
 Assets                                                 0.92%            0.15%          0.60%       0.54%       1.00%       1.32%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                    1.98%            1.96%          1.96%       1.94%       1.98%       1.98%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                             0.79%            0.04%          0.45%       0.40%       0.82%       1.14%
Portfolio Turnover Rate                                  143%              12%           147%        110%        156%         79%
--------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                 $ 11.22          $ 11.38        $ 10.08     $  9.44     $  8.35     $  9.49
                                                     -------          -------        -------     -------     -------     -------
Investment Operations:
 Net Investment Income                                  0.11               --           0.07        0.05        0.09        0.13
 Realized and Unrealized Gains (Losses) on
  Investments                                           0.99            (0.16)          1.30        0.66        1.10       (1.14)
                                                     -------          -------        -------     -------     -------     -------
 Total From Investment Operations                       1.10            (0.16)          1.37        0.71        1.19       (1.01)
                                                     -------          -------        -------     -------     -------     -------
Less Distributions:
 Dividends (from net investment income)                (0.07)              --          (0.07)      (0.07)      (0.10)      (0.13)
                                                     -------          -------        -------     -------     -------     -------
 Total Distributions                                   (0.07)              --          (0.07)      (0.07)      (0.10)      (0.13)
                                                     -------          -------        -------     -------     -------     -------
Net Asset Value, End of Period                       $ 12.25          $ 11.22        $ 11.38     $ 10.08     $  9.44     $  8.35
                                                     =======          =======        =======     =======     =======     =======
Total Return(3)                                         9.86%           (1.41)%        13.61%       7.53%      14.24%     (10.77)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                      $ 3,030          $ 4,787        $ 5,528     $ 5,890     $ 7,089     $ 2,233
Ratio of Expenses to Average Net Assets                 1.85%            1.85%          1.81%       1.80%       1.80%       1.80%
Ratio of Net Investment Income to Average Net
 Assets                                                 0.92%            0.15%          0.60%       0.55%       0.99%       1.32%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                    1.98%            1.96%          1.96%       1.94%       1.98%       1.98%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                             0.79%            0.04%          0.45%       0.41%       0.81%       1.14%
Portfolio Turnover Rate                                  143%              12%           147%        110%        156%         79%
--------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.



(2)For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund's fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.



(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                      PROSPECTUS - First American Stock Funds

Additional Information
Financial Highlights CONTINUED


BALANCED FUND (CONTINUED)



                                           Fiscal year      Fiscal period
                                              ended             ended
                                           October 31,       October 31,                Fiscal year ended September 30,
CLASS R SHARES(1)                            2006(2)          2005(2,3)        2005(2)       2004(2)         2003        2002(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period        $  11.29          $  11.45         $  10.14      $   9.49      $   8.39      $   9.50
                                            --------          --------         --------      --------      --------      --------
Investment Operations:
 Net Investment Income                          0.17              0.01             0.11          0.14          0.15          0.20
 Realized and Unrealized Gains
  (Losses) on Investments                       1.01             (0.17)            1.32          0.64          1.10         (1.12)
                                            --------          --------         --------      --------      --------      --------
 Total From Investment Operations               1.18             (0.16)            1.43          0.78          1.25         (0.92)
                                            --------          --------         --------      --------      --------      --------
Less Distributions:
 Dividends (from net investment
  income)                                      (0.12)               --            (0.12)        (0.13)        (0.15)        (0.19)
                                            --------          --------         --------      --------      --------      --------
 Total Distributions                           (0.12)               --            (0.12)        (0.13)        (0.15)        (0.19)
                                            --------          --------         --------      --------      --------      --------
Net Asset Value, End of Period              $  12.35          $  11.29         $  11.45      $  10.14      $   9.49      $   8.39
                                            ========          ========         ========      ========      ========      ========
Total Return(4)                                10.49%            (1.40)%          14.16%         8.22%        15.08%        (9.90)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)             $     23          $      1         $      1      $      1      $ 23,844      $ 36,194
Ratio of Expenses to Average Net
 Assets                                         1.35%             1.35%            1.31%         1.05%         1.05%         1.05%
Ratio of Net Investment Income to
 Average Net Assets                             1.38%             0.65%            1.06%         1.39%         1.76%         2.07%
Ratio of Expenses to Average Net
 Assets (excluding waivers)                     1.61%             1.61%            1.61%         1.19%         1.23%         1.23%
Ratio of Net Investment Income to
 Average Net Assets (excluding
 waivers)                                       1.12%             0.39%            0.76%         1.25%         1.58%         1.89%
Portfolio Turnover Rate                          143%               12%             147%          110%          156%           79%
---------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period        $  11.31          $  11.46         $  10.15      $   9.50      $   8.40      $   9.53
                                            --------          --------         --------      --------      --------      --------
Investment Operations:
 Net Investment Income                          0.23              0.01             0.17          0.16          0.19          0.23
 Realized and Unrealized Gains
  (Losses) on Investments                       0.99             (0.16)            1.32          0.66          1.09         (1.13)
                                            --------          --------         --------      --------      --------      --------
 Total From Investment Operations               1.22             (0.15)            1.49          0.82          1.28         (0.90)
                                            --------          --------         --------      --------      --------      --------
Less Distributions:
 Dividends (from net investment
  income)                                      (0.23)               --            (0.18)        (0.17)        (0.18)        (0.23)
                                            --------          --------         --------      --------      --------      --------
 Total Distributions                           (0.23)               --            (0.18)        (0.17)        (0.18)        (0.23)
                                            --------          --------         --------      --------      --------      --------
Net Asset Value, End of Period              $  12.30          $  11.31         $  11.46      $  10.15      $   9.50      $   8.40
                                            ========          ========         ========      ========      ========      ========
Total Return(4)                                10.92%            (1.31)%          14.76%         8.62%        15.35%        (9.74)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)             $247,365          $254,534         $262,557      $283,005      $363,157      $290,288
Ratio of Expenses to Average Net
 Assets                                         0.85%             0.85%            0.81%         0.80%         0.80%         0.80%
Ratio of Net Investment Income to
 Average Net Assets                             1.92%             1.15%            1.60%         1.55%         2.00%         2.32%
Ratio of Expenses to Average Net
 Assets (excluding waivers)                     0.98%             0.96%            0.96%         0.94%         0.98%         0.98%
Ratio of Net Investment Income to
 Average Net Assets (excluding
 waivers)                                       1.79%             1.04%            1.45%         1.41%         1.82%         2.14%
Portfolio Turnover Rate                          143%               12%             147%          110%          156%           79%
---------------------------------------------------------------------------------------------------------------------------------



(1)Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.



(2)Per share data calculated using average shares outstanding method.

(3)For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund's fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)Total return would have been lower had certain expenses not been waived.

                      PROSPECTUS - First American Stock Funds

Additional Information
Financial Highlights CONTINUED

EQUITY INCOME FUND


                                                  Fiscal year      Fiscal period
                                                     ended             ended
                                                  October 31,       October 31,            Fiscal year ended September 30,
CLASS A SHARES                                      2006(1)          2005(1,2)       2005(1)     2004(1)     2003(1)     2002(1)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                $  13.67          $  13.89       $  12.77    $  11.56    $   9.58    $  12.13
                                                    --------          --------       --------    --------    --------    --------
Investment Operations:
 Net Investment Income                                  0.20              0.01           0.20        0.18        0.18        0.16
 Realized and Unrealized Gains (Losses) on
  Investments                                           2.32             (0.22)          1.15        1.23        1.99       (2.48)
                                                    --------          --------       --------    --------    --------    --------
 Total From Investment Operations                       2.52             (0.21)          1.35        1.41        2.17       (2.32)
                                                    --------          --------       --------    --------    --------    --------
Less Distributions:
 Dividends (from net investment income)                (0.21)            (0.01)         (0.22)      (0.20)      (0.19)      (0.19)
 Distributions (from net realized gains)               (0.08)               --          (0.01)         --          --       (0.04)
                                                    --------          --------       --------    --------    --------    --------
 Total Distributions                                   (0.29)            (0.01)         (0.23)      (0.20)      (0.19)      (0.23)
                                                    --------          --------       --------    --------    --------    --------
Net Asset Value, End of Period                      $  15.90          $  13.67       $  13.89    $  12.77    $  11.56    $   9.58
                                                    ========          ========       ========    ========    ========    ========
Total Return(3)                                        18.66%            (1.53)%        10.65%      12.26%      22.81%     (19.51)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                     $171,814          $171,998       $176,878    $184,381    $144,282    $128,142
Ratio of Expenses to Average Net Assets                 1.18%             1.20%          1.16%       1.15%       1.15%       1.15%
Ratio of Net Investment Income to Average Net
 Assets                                                 1.40%             0.70%          1.51%       1.39%       1.70%       1.43%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                    1.18%             1.20%          1.19%       1.19%       1.20%       1.20%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                             1.40%             0.70%          1.48%       1.35%       1.65%       1.38%
Portfolio Turnover Rate                                   23%               --             27%         12%         43%         38%
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                $  13.57          $  13.79       $  12.68    $  11.49    $   9.52    $  12.07
                                                    --------          --------       --------    --------    --------    --------
Investment Operations:
 Net Investment Income                                  0.09                --           0.10        0.08        0.10        0.09
 Realized and Unrealized Gains (Losses) on
  Investments                                           2.30             (0.22)          1.14        1.22        1.98       (2.49)
                                                    --------          --------       --------    --------    --------    --------
 Total From Investment Operations                       2.39             (0.22)          1.24        1.30        2.08       (2.40)
                                                    --------          --------       --------    --------    --------    --------
Less Distributions:
 Dividends (from net investment income)                (0.13)               --          (0.12)      (0.11)      (0.11)      (0.11)
 Distributions (from net realized gains)               (0.08)               --          (0.01)         --          --       (0.04)
                                                    --------          --------       --------    --------    --------    --------
 Total Distributions                                   (0.21)               --          (0.13)      (0.11)      (0.11)      (0.15)
                                                    --------          --------       --------    --------    --------    --------
Net Asset Value, End of Period                      $  15.75          $  13.57       $  13.79    $  12.68    $  11.49    $   9.52
                                                    ========          ========       ========    ========    ========    ========
Total Return(3)                                        17.76%            (1.60)%         9.86%      11.37%      21.97%     (20.10)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                     $ 19,845          $ 21,003       $ 21,639    $ 23,869    $ 22,156    $ 18,699
Ratio of Expenses to Average Net Assets                 1.93%             1.95%          1.91%       1.90%       1.90%       1.90%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                     0.65%            (0.05)%         0.78%       0.65%       0.95%       0.80%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                    1.93%             1.95%          1.94%       1.94%       1.95%       1.95%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (excluding waivers)                 0.65%            (0.05)%         0.75%       0.61%       0.90%       0.75%
Portfolio Turnover Rate                                   23%               --             27%         12%         43%         38%
---------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.



(2)For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund's fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                      PROSPECTUS - First American Stock Funds

Additional Information
Financial Highlights CONTINUED


EQUITY INCOME FUND (CONTINUED)



                                                 Fiscal year       Fiscal period
                                                    ended              ended
                                                 October 31,        October 31,            Fiscal period ended September 30,
CLASS C SHARES                                     2006(1)           2005(1,2)        2005(1)     2004(1)     2003(1)     2002(1)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period               $ 13.59            $ 13.81         $ 12.70     $11.51      $  9.54     $ 12.09
                                                   -------            -------         -------     -------     -------     -------
Investment Operations:
 Net Investment Income                                0.10                 --            0.11       0.08         0.10        0.10
 Realized and Unrealized Gains (Losses) on
  Investments                                         2.30              (0.22)           1.13       1.22         1.98       (2.50)
                                                   -------            -------         -------     -------     -------     -------
 Total From Investment Operations                     2.40              (0.22)           1.24       1.30         2.08       (2.40)
                                                   -------            -------         -------     -------     -------     -------
Less Distributions:
 Dividends (from net investment income)              (0.13)                --           (0.12)     (0.11)       (0.11)      (0.11)
 Distributions (from net realized gains)             (0.08)                --           (0.01)        --           --       (0.04)
                                                   -------            -------         -------     -------     -------     -------
 Total Distributions                                 (0.21)                --           (0.13)     (0.11)       (0.11)      (0.15)
                                                   -------            -------         -------     -------     -------     -------
Net Asset Value, End of Period                     $ 15.78            $ 13.59         $ 13.81     $12.70      $ 11.51     $  9.54
                                                   =======            =======         =======     =======     =======     =======
Total Return(3)                                      17.80%             (1.59)%          9.84%     11.34%       21.95%     (20.08)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                    $11,225            $15,313         $16,128     $19,300     $19,386     $11,171
Ratio of Expenses to Average Net Assets               1.93%              1.95%           1.91%      1.90%        1.90%       1.90%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                   0.68%             (0.05)%          0.79%      0.66%        0.95%       0.86%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                  1.93%              1.95%           1.94%      1.94%        1.95%       1.95%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (excluding waivers)               0.68%             (0.05)%          0.76%      0.62%        0.90%       0.81%
Portfolio Turnover Rate                                 23%                --              27%        12%          43%         38%
---------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES(4)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period               $ 13.66            $ 13.88         $ 12.78     $11.56      $  9.57     $ 12.12
                                                   -------            -------         -------     -------     -------     -------
Investment Operations:
 Net Investment Income                                0.17               0.01            0.11       0.19         0.19        0.15
 Realized and Unrealized Gains (Losses) on
  Investments                                         2.31              (0.23)           1.20       1.22         1.99       (2.47)
                                                   -------            -------         -------     -------     -------     -------
 Total From Investment Operations                     2.48              (0.22)           1.31       1.41         2.18       (2.32)
                                                   -------            -------         -------     -------     -------     -------
Less Distributions:
 Dividends (from net investment income)              (0.18)                --           (0.20)     (0.19)       (0.19)      (0.19)
 Distributions (from net realized gains)             (0.08)                --           (0.01)        --           --       (0.04)
                                                   -------            -------         -------     -------     -------     -------
 Total Distributions                                 (0.26)                --           (0.21)     (0.19)       (0.19)      (0.23)
                                                   -------            -------         -------     -------     -------     -------
Net Asset Value, End of Period                     $ 15.88            $ 13.66         $ 13.88     $12.78      $ 11.56     $  9.57
                                                   =======            =======         =======     =======     =======     =======
Total Return(3)                                      18.33%             (1.55)%         10.33%     12.18%       22.91%     (19.47)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                    $   511            $   418         $   415     $    1      $17,170     $36,522
Ratio of Expenses to Average Net Assets               1.43%              1.45%           1.41%      1.15%        1.15%       1.15%
Ratio of Net Investment Income to Average
 Net Assets                                           1.14%              0.45%           0.83%      1.52%        1.80%       1.34%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                  1.57%              1.60%           1.59%      1.19%        1.20%       1.20%
Ratio of Net Investment Income to Average
 Net Assets (excluding waivers)                       1.00%              0.30%           0.65%      1.48%        1.75%       1.29%
Portfolio Turnover Rate                                 23%                --              27%        12%          43%         38%
---------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.



(2)For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund's fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.



(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.



(4)Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

                      PROSPECTUS - First American Stock Funds

Additional Information
Financial Highlights CONTINUED

EQUITY INCOME FUND (CONTINUED)



                                  Fiscal year       Fiscal period
                                     ended              ended
                                  October 31,        October 31,                   Fiscal year ended September 30,
CLASS Y SHARES                      2006(1)           2005(1,2)         2005(1)         2004(1)         2003(1)        2002(1)
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning
 of Period                        $    13.76         $    13.98        $    12.85      $    11.63      $     9.63      $  12.20
                                  ----------         ----------        ----------      ----------      ----------      --------
Investment Operations:
 Net Investment Income                  0.24               0.01              0.24            0.21            0.21          0.21
 Realized and Unrealized
  Gains (Losses) on
  Investments                           2.33              (0.21)             1.15            1.24            2.00         (2.52)
                                  ----------         ----------        ----------      ----------      ----------      --------
 Total From Investment
  Operations                            2.57              (0.20)             1.39            1.45            2.21         (2.31)
                                  ----------         ----------        ----------      ----------      ----------      --------
Less Distributions:
 Dividends (from net
  investment income)                   (0.25)             (0.01)            (0.25)          (0.23)          (0.21)        (0.22)
 Distributions (from net
  realized gains)                      (0.08)             (0.01)            (0.01)             --              --         (0.04)
                                  ----------         ----------        ----------      ----------      ----------      --------
 Total Distributions                   (0.33)             (0.02)            (0.26)          (0.23)          (0.21)        (0.26)
                                  ----------         ----------        ----------      ----------      ----------      --------
Net Asset Value, End of
 Period                           $    16.00         $    13.76        $    13.98      $    12.85      $    11.63      $   9.63
                                  ==========         ==========        ==========      ==========      ==========      ========
Total Return(3)                        18.89%             (1.50)%           10.94%          12.54%          23.20%       (19.30)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
 (000)                            $1,129,971         $1,169,267        $1,206,483      $1,404,431      $1,278,470      $678,352
Ratio of Expenses to
 Average Net Assets                     0.93%              0.95%             0.91%           0.90%           0.90%         0.90%
Ratio of Net Investment
 Income to Average Net
 Assets                                 1.65%              0.95%             1.80%           1.65%           1.95%         1.80%
Ratio of Expenses to
 Average Net Assets
 (excluding waivers)                    0.93%              0.95%             0.94%           0.94%           0.95%         0.95%
Ratio of Net Investment
 Income to Average Net
 Assets (excluding waivers)             1.65%              0.95%             1.77%           1.61%           1.90%         1.75%
Portfolio Turnover Rate                   23%                --                27%             12%             43%           38%
-------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.



(2)For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund's fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return would have been lower had certain expenses not been waived.

                      PROSPECTUS - First American Stock Funds

Additional Information
Financial Highlights CONTINUED


LARGE CAP GROWTH OPPORTUNITIES FUND



                                                 Fiscal year      Fiscal period
                                                    ended             ended
                                                 October 31,       October 31,             Fiscal year ended September 30,
CLASS A SHARES                                     2006(1)          2005(1,2)       2005(1)      2004(1)      2003(1)     2002(1)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period               $ 27.86          $  28.02        $  25.00     $  22.84     $ 19.16     $ 24.44
                                                   -------          --------        --------     --------     -------     -------
Investment Operations:
 Net Investment Loss                                 (0.02)            (0.01)          (0.01)       (0.03)         --          --
 Realized and Unrealized Gains (Losses) on
  Investments                                         1.74             (0.15)           3.08         2.20        3.73       (5.23)
                                                   -------          --------        --------     --------     -------     -------
 Total From Investment Operations                     1.72             (0.16)           3.07         2.17        3.73       (5.23)
                                                   -------          --------        --------     --------     -------     -------
Less Distributions:
 Dividends (from net investment income)                 --                --           (0.04)       (0.01)      (0.05)      (0.05)
 Distributions (from return of capital)                 --                --           (0.01)          --(3)       --          --
                                                   -------          --------        --------     --------     -------     -------
 Total Distributions                                    --                --           (0.05)       (0.01)      (0.05)      (0.05)
                                                   -------          --------        --------     --------     -------     -------
Net Asset Value, End of Period                     $ 29.58          $  27.86        $  28.02     $  25.00     $ 22.84     $ 19.16
                                                   =======          ========        ========     ========     =======     =======
Total Return(4)                                       6.17%            (0.57)%         12.30%        9.52%      19.50%     (21.46)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                    $90,285          $104,960        $107,079     $112,379     $93,331     $24,647
Ratio of Expenses to Average Net Assets               1.19%             1.21%           1.17%        1.15%       1.15%       1.15%
Ratio of Net Investment Loss to Average Net
 Assets                                              (0.07)%           (0.47)%         (0.03)%      (0.13)%     (0.02)%     (0.02)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                  1.19%             1.21%           1.20%        1.19%       1.19%       1.22%
Ratio of Net Investment Loss to Average Net
 Assets (excluding waivers)                          (0.07)%           (0.47)%         (0.06)%      (0.17)%     (0.06)%     (0.09)%
Portfolio Turnover Rate                                 94%                6%            103%         113%         83%         43%
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period               $ 26.58          $  26.75        $  24.02     $  22.10     $ 18.64     $ 23.94
                                                   -------          --------        --------     --------     -------     -------
Investment Operations:
 Net Investment Loss                                 (0.22)            (0.03)          (0.20)       (0.21)      (0.18)      (0.18)
 Realized and Unrealized Gains (Losses) on
  Investments                                         1.65             (0.14)           2.96         2.13        3.64       (5.09)
                                                   -------          --------        --------     --------     -------     -------
 Total From Investment Operations                     1.43             (0.17)           2.76         1.92        3.46       (5.27)
                                                   -------          --------        --------     --------     -------     -------
Less Distributions:
 Dividends (from net investment income)                 --                --           (0.02)          --          --       (0.03)
 Distributions (from return of capital)                 --                --           (0.01)          --(3)       --          --
                                                   -------          --------        --------     --------     -------     -------
 Total Distributions                                    --                --           (0.03)          --          --       (0.03)
                                                   -------          --------        --------     --------     -------     -------
Net Asset Value, End of Period                     $ 28.01          $  26.58        $  26.75     $  24.02     $ 22.10     $ 18.64
                                                   =======          ========        ========     ========     =======     =======
Total Return(4)                                       5.38%            (0.64)%         11.47%        8.69%      18.58%     (22.06)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                    $13,990          $ 19,601        $ 20,239     $ 25,633     $37,853     $ 2,928
Ratio of Expenses to Average Net Assets               1.94%             1.96%           1.92%        1.90%       1.90%       1.90%
Ratio of Net Investment Loss to Average Net
 Assets                                              (0.82)%           (1.22)%         (0.77)%      (0.87)%     (0.84)%     (0.75)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                  1.94%             1.96%           1.95%        1.94%       1.94%       1.97%
Ratio of Net Investment Loss to Average Net
 Assets (excluding waivers)                          (0.82)%           (1.22)%         (0.80)%      (0.91)%     (0.88)%     (0.82)%
Portfolio Turnover Rate                                 94%                6%            103%         113%         83%         43%
---------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.



(2)For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund's fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.



(3)Includes a tax return of capital of less than $0.01.



(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                      PROSPECTUS - First American Stock Funds

Additional Information
Financial Highlights CONTINUED

LARGE CAP GROWTH OPPORTUNITIES FUND (CONTINUED)



                                                 Fiscal year       Fiscal period
                                                    ended              ended
                                                 October 31,        October 31,             Fiscal year ended September 30,
CLASS C SHARES                                     2006(1)           2005(1,2)        2005(1)     2004(1)     2003(1)     2002(1)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period               $ 27.12            $ 27.29         $ 24.51     $ 22.55     $ 19.03     $24.44
                                                   -------            -------         -------     -------     -------     ------
Investment Operations:
 Net Investment Loss                                 (0.23)             (0.03)          (0.20)      (0.21)      (0.18)     (0.18)
 Realized and Unrealized Gains (Losses) on
  Investments                                         1.69              (0.14)           3.00        2.17        3.72      (5.19)
                                                   -------            -------         -------     -------     -------     ------
 Total From Investment Operations                     1.46              (0.17)           2.80        1.96        3.54      (5.37)
                                                   -------            -------         -------     -------     -------     ------
Less Distributions:
 Dividends (from net investment income)                 --                 --           (0.01)         --       (0.02)     (0.04)
 Distributions (from return of capital)                 --                 --           (0.01)         --(3)       --         --
                                                   -------            -------         -------     -------     -------     ------
 Total Distributions                                    --                 --           (0.02)         --       (0.02)     (0.04)
                                                   -------            -------         -------     -------     -------     ------
Net Asset Value, End of Period                     $ 28.58            $ 27.12         $ 27.29     $ 24.51     $ 22.55     $19.03
                                                   =======            =======         =======     =======     =======     ======
Total Return(4)                                       5.38%             (0.62)%         11.44%       8.69%      18.60%    (22.03)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                    $ 8,424            $10,739         $11,147     $12,811     $15,365     $  476
Ratio of Expenses to Average Net Assets               1.94%              1.96%           1.92%       1.90%       1.90%      1.90%
Ratio of Net Investment Loss to Average Net
 Assets                                              (0.82)%            (1.22)%         (0.78)%     (0.87)%     (0.81)%    (0.73)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                  1.94%              1.96%           1.95%       1.94%       1.94%      1.97%
Ratio of Net Investment Loss to Average Net
 Assets (excluding waivers)                          (0.82)%            (1.22)%         (0.81)%     (0.91)%     (0.85)%    (0.80)%
Portfolio Turnover Rate                                 94%                 6%            103%        113%         83%        43%
---------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES(5)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period               $ 27.78            $ 27.94         $ 24.98     $ 22.85     $ 19.17     $24.45
                                                   -------            -------         -------     -------     -------     ------
Investment Operations:
 Net Investment Loss                                 (0.09)             (0.02)          (0.16)      (0.02)         --         --
 Realized and Unrealized Gains (Losses) on
  Investments                                         1.72              (0.14)           3.17        2.16        3.73      (5.23)
                                                   -------            -------         -------     -------     -------     ------
 Total From Investment Operations                     1.63              (0.16)           3.01        2.14        3.73      (5.23)
                                                   -------            -------         -------     -------     -------     ------
Less Distributions:
 Dividends (from net investment income)                 --                 --           (0.05)      (0.01)      (0.05)     (0.05)
 Distributions (from return of capital)                 --                 --              --(3)       --(3)       --         --
                                                   -------            -------         -------     -------     -------     ------
 Total Distributions                                    --                 --           (0.05)      (0.01)      (0.05)     (0.05)
                                                   -------            -------         -------     -------     -------     ------
Net Asset Value, End of Period                     $ 29.41            $ 27.78         $ 27.94     $ 24.98     $ 22.85     $19.17
                                                   =======            =======         =======     =======     =======     ======
Total Return(4)                                       5.87%             (0.57)%         12.04%       9.38%      19.51%    (21.45)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                    $   558            $   290         $   290     $     1     $15,890     $2,376
Ratio of Expenses to Average Net Assets               1.44%              1.46%           1.42%       1.15%       1.15%      1.15%
Ratio of Net Investment Loss to Average Net
 Assets                                              (0.32)%            (0.72)%         (0.57)%     (0.08)%     (0.01)%       --
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                  1.57%              1.61%           1.60%       1.19%       1.19%      1.22%
Ratio of Net Investment Loss to Average Net
 Assets (excluding waivers)                          (0.45)%            (0.87)%         (0.75)%     (0.12)%     (0.05)%    (0.07)%
Portfolio Turnover Rate                                 94%                 6%            103%        113%         83%        43%
---------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.



(2)For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund's fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Includes a tax return of capital of less than $0.01.


(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


(5)Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

                      PROSPECTUS - First American Stock Funds

Additional Information
Financial Highlights CONTINUED

LARGE CAP GROWTH OPPORTUNITIES FUND (CONTINUED)



                                                Fiscal year      Fiscal period
                                                   ended             ended
                                                October 31,       October 31,            Fiscal year ended September 30,
CLASS Y SHARES                                    2006(1)          2005(1,2)     2005(1)      2004(1)       2003(1)      2002(1)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period              $  28.64         $  28.79      $  25.63    $    23.38    $    19.59    $  24.93
                                                  --------         --------      --------    ----------    ----------    --------
Investment Operations:
 Net Investment Income (Loss)                         0.05            (0.01)         0.07          0.03          0.07        0.06
 Realized and Unrealized Gains (Losses) on
  Investments                                         1.79            (0.14)         3.15          2.25          3.80       (5.33)
                                                  --------         --------      --------    ----------    ----------    --------
 Total From Investment Operations                     1.84            (0.15)         3.22          2.28          3.87       (5.27)
                                                  --------         --------      --------    ----------    ----------    --------
Less Distributions:
 Dividends (from net investment income)                 --               --         (0.04)        (0.02)        (0.08)      (0.07)
 Distributions (from return of capital)                 --               --         (0.02)        (0.01)           --          --
                                                  --------         --------      --------    ----------    ----------    --------
 Total Distributions                                    --               --         (0.06)        (0.03)        (0.08)      (0.07)
                                                  --------         --------      --------    ----------    ----------    --------
Net Asset Value, End of Period                    $  30.48         $  28.64      $  28.79    $    25.63    $    23.38    $  19.59
                                                  ========         ========      ========    ==========    ==========    ========
Total Return(3)                                       6.42%           (0.52)%       12.58%         9.76%        19.78%     (21.23)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                   $793,853         $849,194      $849,382    $1,188,261    $1,072,174    $255,311
Ratio of Expenses to Average Net Assets               0.94%            0.96%         0.92%         0.90%         0.90%       0.90%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                   0.18%           (0.22)%        0.26%         0.13%         0.31%       0.24%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                  0.94%            0.96%         0.95%         0.94%         0.94%       0.97%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (excluding waivers)               0.18%           (0.22)%        0.23%         0.09%         0.27%       0.17%
Portfolio Turnover Rate                                 94%               6%          103%          113%           83%         43%
---------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.



(2)For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund's fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.



(3)Total return would have been lower had certain expenses not been waived.

                      PROSPECTUS - First American Stock Funds

Additional Information
Financial Highlights CONTINUED

LARGE CAP SELECT FUND


                                                    Fiscal year       Fiscal period           Fiscal year           Fiscal period
                                                       ended              ended                  ended                  ended
                                                    October 31,        October 31,           September 30,          September 30,
CLASS A SHARES                                        2006(1)           2005(1,2)         2005(1)      2004(1)        2003(1,3)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                   $14.30             $14.47          $12.52       $11.45          $10.00
                                                       ------             ------          ------       ------          ------
Investment Operations:
 Net Investment Income                                   0.06                 --            0.06         0.04            0.03
 Realized and Unrealized Gains (Losses) on
  Investments                                            1.48              (0.17)           2.15         1.19            1.46
                                                       ------             ------          ------       ------          ------
 Total From Investment Operations                        1.54              (0.17)           2.21         1.23            1.49
                                                       ------             ------          ------       ------          ------
Less Distributions:
 Dividends (from net investment income)                 (0.06)                --           (0.06)       (0.05)          (0.04)
 Distributions (from net realized gains)                (0.60)                --           (0.20)       (0.11)             --
                                                       ------             ------          ------       ------          ------
 Total Distributions                                    (0.66)                --           (0.26)       (0.16)          (0.04)
                                                       ------             ------          ------       ------          ------
Net Asset Value, End of Period                         $15.18             $14.30          $14.47       $12.52          $11.45
                                                       ======             ======          ======       ======          ======
Total Return(4)                                         11.07%             (1.17)%         17.83%       10.82%          14.91%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                        $7,152             $5,682          $5,299       $  714          $  215
Ratio of Expenses to Average Net Assets                  1.20%              1.19%           1.17%        1.15%           1.15%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                      0.41%             (0.20)%          0.41%        0.30%           0.42%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                     1.20%              1.19%           1.22%        1.21%           1.24%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (excluding waivers)                  0.41%             (0.20)%          0.36%        0.24%           0.33%
Portfolio Turnover Rate                                   112%                 8%            176%          67%             65%
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                   $14.12             $14.30          $12.41       $11.41          $10.00
                                                       ------             ------          ------       ------          ------
Investment Operations:
 Net Investment Loss                                    (0.05)             (0.01)          (0.05)       (0.06)          (0.03)
 Realized and Unrealized Gains (Losses) on
  Investments                                            1.48              (0.17)           2.15         1.18            1.45
                                                       ------             ------          ------       ------          ------
 Total From Investment Operations                        1.43              (0.18)           2.10         1.12            1.42
                                                       ------             ------          ------       ------          ------

Less Distributions:
 Dividends (from net investment income)                 (0.01)                --           (0.01)       (0.01)          (0.01)
 Distributions (from net realized gains)                (0.60)                --           (0.20)       (0.11)             --
                                                       ------             ------          ------       ------          ------
 Total Distributions                                    (0.61)                --           (0.21)       (0.12)          (0.01)
                                                       ------             ------          ------       ------          ------
Net Asset Value, End of Period                         $14.94             $14.12          $14.30       $12.41          $11.41
                                                       ======             ======          ======       ======          ======
Total Return(4)                                         10.32%             (1.26)%         17.02%        9.89%          14.18%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                        $  643             $  573          $  567       $  270          $  113
Ratio of Expenses to Average Net Assets                  1.95%              1.94%           1.92%        1.90%           1.90%
Ratio of Net Investment Loss to Average Net
 Assets                                                 (0.34)%            (0.95)%         (0.36)%      (0.44)%         (0.35)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                     1.95%              1.94%           1.97%        1.96%           1.99%
Ratio of Net Investment Loss to Average Net
 Assets (excluding waivers)                             (0.34)%            (0.95)%         (0.41)%      (0.50)%         (0.44)%
Portfolio Turnover Rate                                   112%                 8%            176%          67%             65%
---------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.



(2)For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund's fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Commenced operations on January 31, 2003. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                      PROSPECTUS - First American Stock Funds

Additional Information
Financial Highlights CONTINUED

LARGE CAP SELECT FUND (CONTINUED)



                                                     Fiscal year      Fiscal period           Fiscal year           Fiscal period
                                                        ended             ended                  ended                  ended
                                                     October 31,       October 31,           September 30,          September 30,
CLASS C SHARES                                         2006(1)          2005(1,2)         2005(1)      2004(1)        2003(1,3)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                   $14.13             $14.31          $12.43       $11.42          $10.00
                                                       ------             ------          ------       ------          ------
Investment Operations:
 Net Investment Loss                                    (0.05)             (0.01)          (0.05)       (0.06)          (0.02)
 Realized and Unrealized Gains (Losses) on
  Investments                                            1.48              (0.17)           2.14         1.19            1.45
                                                       ------             ------          ------       ------          ------
 Total From Investment Operations                        1.43              (0.18)           2.09         1.13            1.43
                                                       ------             ------          ------       ------          ------
Less Distributions:
 Dividends (from net investment income)                 (0.01)                --           (0.01)       (0.01)          (0.01)
 Distributions (from net realized gains)                (0.60)                --           (0.20)       (0.11)             --
                                                       ------             ------          ------       ------          ------
 Total Distributions                                    (0.61)                --           (0.21)       (0.12)          (0.01)
                                                       ------             ------          ------       ------          ------
Net Asset Value, End of Period                         $14.95             $14.13          $14.31       $12.43          $11.42
                                                       ======             ======          ======       ======          ======
Total Return(4)                                         10.36%             (1.26)%         16.91%        9.98%          14.27%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                        $  248             $  180          $  182       $   59          $   26
Ratio of Expenses to Average Net Assets                  1.95%              1.94%           1.92%        1.90%           1.90%
Ratio of Net Investment Loss to Average Net Assets      (0.35)%            (0.95)%         (0.35)%      (0.45)%         (0.32)%
Ratio of Expenses to Average Net Assets (excluding
 waivers)                                                1.95%              1.94%           1.97%        1.96%           1.99%
Ratio of Net Investment Loss to Average Net Assets
 (excluding waivers)                                    (0.35)%            (0.95)%         (0.40)%      (0.51)%         (0.41)%
Portfolio Turnover Rate                                   112%                 8%            176%          67%             65%
---------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES(5)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                   $14.26             $14.43          $12.49       $11.44          $10.00
                                                       ------             ------          ------       ------          ------
Investment Operations:
 Net Investment Income (Loss)                            0.01              (0.01)           0.02         0.02            0.03
 Realized and Unrealized Gains (Losses) on
  Investments                                            1.49              (0.16)           2.15         1.18            1.44
                                                       ------             ------          ------       ------          ------
 Total From Investment Operations                        1.50              (0.17)           2.17         1.20            1.47
                                                       ------             ------          ------       ------          ------
Less Distributions:
 Dividends (from net investment income)                 (0.04)                --           (0.03)       (0.04)          (0.03)
 Distributions (from net realized gains)                (0.60)                --           (0.20)       (0.11)             --
                                                       ------             ------          ------       ------          ------
 Total Distributions                                    (0.64)                --           (0.23)       (0.15)          (0.03)
                                                       ------             ------          ------       ------          ------
Net Asset Value, End of Period                         $15.12             $14.26          $14.43       $12.49          $11.44
                                                       ======             ======          ======       ======          ======
Total Return(4)                                         10.79%             (1.18)%         17.54%       10.60%          14.76%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                        $  118             $    2          $    2       $    1          $    1
Ratio of Expenses to Average Net Assets                  1.45%              1.44%           1.42%        1.32%           1.15%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                              0.08%             (0.45)%          0.14%        0.18%           0.39%
Ratio of Expenses to Average Net Assets (excluding
 waivers)                                                1.57%              1.59%           1.62%        1.38%           1.24%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (excluding waivers)                         (0.04)%            (0.60)%         (0.06)%       0.12%           0.30%
Portfolio Turnover Rate                                   112%                 8%            176%          67%             65%
---------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.



(2)For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund's fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.



(3)Commenced operations on January 31, 2003. All ratios for the period have been annualized, except total return and portfolio turnover.



(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.



(5)Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

                      PROSPECTUS - First American Stock Funds

Additional Information
Financial Highlights CONTINUED

LARGE CAP SELECT FUND (CONTINUED)



                                                    Fiscal year      Fiscal period                                  Fiscal period
                                                       ended             ended            Fiscal year ended             ended
                                                    October 31,       October 31,           September 30,           September 30,
CLASS Y SHARES                                        2006(1)          2005(1,2)        2005(1)       2004(1)         2003(1,3)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                 $  14.33          $  14.49         $  12.53      $  11.45        $  10.00
                                                     --------          --------         --------      --------        --------
Investment Operations:
 Net Investment Income                                   0.10                --             0.09          0.07            0.05
 Realized and Unrealized Gains (Losses) on
  Investments                                            1.49             (0.16)            2.16          1.19            1.45
                                                     --------          --------         --------      --------        --------
 Total From Investment Operations                        1.59             (0.16)            2.25          1.26            1.50
                                                     --------          --------         --------      --------        --------
Less Distributions:
 Dividends (from net investment income)                 (0.10)               --            (0.09)        (0.07)          (0.05)
 Distributions (from net realized gains)                (0.60)               --            (0.20)        (0.11)             --
                                                     --------          --------         --------      --------        --------
 Total Distributions                                    (0.70)               --            (0.29)        (0.18)          (0.05)
                                                     --------          --------         --------      --------        --------
Net Asset Value, End of Period                       $  15.22          $  14.33         $  14.49      $  12.53        $  11.45
                                                     ========          ========         ========      ========        ========
Total Return(4)                                         11.37%            (1.10)%          18.14%        11.10%          15.02%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                      $476,154          $341,061         $329,656      $291,807        $126,391
Ratio of Expenses to Average Net Assets                  0.95%             0.94%            0.92%         0.90%           0.90%
Ratio of Net Investment Income to Average Net
 Assets                                                  0.66%             0.05%            0.67%         0.57%           0.71%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                     0.95%             0.94%            0.97%         0.96%           0.99%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                              0.66%             0.05%            0.62%         0.51%           0.62%
Portfolio Turnover Rate                                   112%                8%             176%           67%             65%
---------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.



(2)For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund's fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.



(3)Commenced operations on January 31, 2003. All ratios for the period have been annualized, except total return and portfolio turnover.



(4)Total return would have been lower had certain expenses not been waived.

                      PROSPECTUS - First American Stock Funds

Additional Information
Financial Highlights CONTINUED

LARGE CAP VALUE FUND


                                                Fiscal year      Fiscal period
                                                   ended             ended
                                                October 31,       October 31,              Fiscal year ended September 30,
CLASS A SHARES                                    2006(1)          2005(1,2)        2005(1)      2004(1)      2003(1)     2002(1)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period              $  19.56          $  20.06        $  17.21     $  14.97     $ 12.77     $ 15.98
                                                  --------          --------        --------     --------     -------     -------
Investment Operations:
 Net Investment Income                                0.21                --            0.17         0.15        0.18        0.14
 Realized and Unrealized Gains (Losses) on
  Investments                                         3.19             (0.50)           2.85         2.24        2.20       (3.21)
                                                  --------          --------        --------     --------     -------     -------
 Total From Investment Operations                     3.40             (0.50)           3.02         2.39        2.38       (3.07)
                                                  --------          --------        --------     --------     -------     -------
Less Distributions:
 Dividends (from net investment income)              (0.21)               --           (0.17)       (0.15)      (0.18)      (0.14)
 Distributions (from net realized gains)             (0.63)               --              --           --          --          --
                                                  --------          --------        --------     --------     -------     -------
 Total Distributions                                 (0.84)               --           (0.17)       (0.15)      (0.18)      (0.14)
                                                  --------          --------        --------     --------     -------     -------
Net Asset Value, End of Period                    $  22.12          $  19.56        $  20.06     $  17.21     $ 14.97     $ 12.77
                                                  ========          ========        ========     ========     =======     =======
Total Return(3)                                      17.93%            (2.48)%         17.62%       16.01%      18.71%     (19.37)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                   $115,438          $118,443        $121,809     $113,683     $88,024     $85,182
Ratio of Expenses to Average Net Assets               1.19%             1.21%           1.17%        1.15%       1.15%       1.15%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                   1.05%            (0.17)%          0.90%        0.91%       1.30%       0.86%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                  1.19%             1.21%           1.20%        1.19%       1.20%       1.20%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (excluding waivers)               1.05%            (0.17)%          0.87%        0.87%       1.25%       0.81%
Portfolio Turnover Rate                                 55%                2%             61%         104%         94%         82%
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period              $  19.12          $  19.62        $  16.87     $  14.70     $ 12.55     $ 15.71
                                                  --------          --------        --------     --------     -------     -------
Investment Operations:
 Net Investment Income (Loss)                         0.06             (0.01)           0.03         0.03        0.08        0.02
 Realized and Unrealized Gains (Losses) on
  Investments                                         3.11             (0.49)           2.78         2.20        2.15       (3.15)
                                                  --------          --------        --------     --------     -------     -------
 Total From Investment Operations                     3.17             (0.50)           2.81         2.23        2.23       (3.13)
                                                  --------          --------        --------     --------     -------     -------
Less Distributions:
 Dividends (from net investment income)              (0.12)               --           (0.06)       (0.06)      (0.08)      (0.03)
 Distributions (from net realized gains)             (0.63)               --              --           --          --          --
                                                  --------          --------        --------     --------     -------     -------
 Total Distributions                                 (0.75)               --           (0.06)       (0.06)      (0.08)      (0.03)
                                                  --------          --------        --------     --------     -------     -------
Net Asset Value, End of Period                    $  21.54          $  19.12        $  19.62     $  16.87     $ 14.70     $ 12.55
                                                  ========          ========        ========     ========     =======     =======
Total Return(3)                                      17.04%            (2.55)%         16.70%       15.19%      17.83%     (19.96)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                   $  9,815          $ 13,826        $ 14,876     $ 21,829     $30,987     $33,720
Ratio of Expenses to Average Net Assets               1.94%             1.96%           1.92%        1.90%       1.90%       1.90%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                   0.32%            (0.92)%          0.15%        0.19%       0.56%       0.11%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                  1.94%             1.96%           1.95%        1.94%       1.95%       1.95%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (excluding waivers)               0.32%            (0.92)%          0.12%        0.15%       0.51%       0.06%
Portfolio Turnover Rate                                 55%                2%             61%         104%         94%         82%
---------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.


(2)For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund's fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                      PROSPECTUS - First American Stock Funds

Additional Information
Financial Highlights CONTINUED

LARGE CAP VALUE FUND (CONTINUED)



                                                  Fiscal year      Fiscal period
                                                     ended             ended
                                                  October 31,       October 31,            Fiscal period ended September 30,
CLASS C SHARES                                      2006(1)          2005(1,2)        2005(1)     2004(1)     2003(1)     2002(1)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                 $19.35            $19.85         $17.07      $14.87      $ 12.70     $ 15.90
                                                     ------            ------         ------      ------      -------     -------
Investment Operations:
 Net Investment Income (Loss)                          0.06             (0.01)          0.03        0.03         0.08        0.02
 Realized and Unrealized Gains (Losses) on
  Investments                                          3.15             (0.49)          2.81        2.23         2.17       (3.19)
                                                     ------            ------         ------      ------      -------     -------
 Total From Investment Operations                      3.21             (0.50)          2.84        2.26         2.25       (3.17)
                                                     ------            ------         ------      ------      -------     -------
Less Distributions:
 Dividends (from net investment income)               (0.12)               --          (0.06)      (0.06)       (0.08)      (0.03)
 Distributions (from net realized gains)              (0.63)               --             --          --           --          --
                                                     ------            ------         ------      ------      -------     -------
 Total Distributions                                  (0.75)               --          (0.06)      (0.06)       (0.08)      (0.03)
                                                     ------            ------         ------      ------      -------     -------
Net Asset Value, End of Period                       $21.81            $19.35         $19.85      $17.07      $ 14.87     $ 12.70
                                                     ======            ======         ======      ======      =======     =======
Total Return(3)                                       17.05%            (2.52)%        16.75%      15.21%       17.76%     (19.97)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                      $5,174            $5,399         $5,710      $6,344      $ 6,844     $ 7,524
Ratio of Expenses to Average Net Assets                1.94%             1.96%          1.92%       1.90%        1.90%       1.90%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                    0.30%            (0.92)%         0.15%       0.18%        0.56%       0.11%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                   1.94%             1.96%          1.95%       1.94%        1.95%       1.95%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (excluding waivers)                0.30%            (0.92)%         0.12%       0.14%        0.51%       0.06%
Portfolio Turnover Rate                                  55%                2%            61%        104%          94%         82%
---------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES(4)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                 $19.55            $20.06         $17.22      $14.96      $ 12.77     $ 15.97
                                                     ------            ------         ------      ------      -------     -------
Investment Operations:
 Net Investment Income (Loss)                          0.12             (0.01)          0.12        0.17         0.18        0.13
 Realized and Unrealized Gains (Losses) on
  Investments                                          3.23             (0.50)          2.85        2.23         2.19       (3.18)
                                                     ------            ------         ------      ------      -------     -------
 Total From Investment Operations                      3.35             (0.51)          2.97        2.40         2.37       (3.05)
                                                     ------            ------         ------      ------      -------     -------
Less Distributions:
 Dividends (from net investment income)               (0.17)               --          (0.13)      (0.14)       (0.18)      (0.15)
 Distributions (from net realized gains)              (0.63)               --             --          --           --          --
                                                     ------            ------         ------      ------      -------     -------
 Total Distributions                                  (0.80)               --          (0.13)      (0.14)       (0.18)      (0.15)
                                                     ------            ------         ------      ------      -------     -------
Net Asset Value, End of Period                       $22.10            $19.55         $20.06      $17.22      $ 14.96     $ 12.77
                                                     ======            ======         ======      ======      =======     =======
Total Return(3)                                       17.63%            (2.54)%        17.34%      16.05%       18.63%     (19.36)%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                      $  164            $    7         $    7      $    1      $23,845     $24,129
Ratio of Expenses to Average Net Assets                1.44%             1.46%          1.42%       1.15%        1.15%       1.15%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                    0.58%            (0.42)%         0.61%       1.00%        1.30%       0.90%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                   1.55%             1.61%          1.60%       1.19%        1.20%       1.20%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (excluding waivers)                0.47%            (0.57)%         0.43%       0.96%        1.25%       0.85%
Portfolio Turnover Rate                                  55%                2%            61%        104%          94%         82%
---------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.


(2)For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund's fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
(4)Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

                      PROSPECTUS - First American Stock Funds

Additional Information
Financial Highlights CONTINUED

LARGE CAP VALUE FUND (CONTINUED)





                                         Fiscal year      Fiscal period
                                            ended             ended
                                         October 31,       October 31,                 Fiscal year ended September 30,
CLASS Y SHARES                             2006(1)          2005(1,2)        2005(1)        2004(1)        2003(1)       2002(1)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of
 Period                                   $  19.62          $  20.12         $  17.26      $    15.01      $  12.80      $  16.02
                                          --------          --------         --------      ----------      --------      --------
Investment Operations:
 Net Investment Income                        0.26                --             0.22            0.20          0.22          0.18
 Realized and Unrealized Gains
  (Losses) on Investments                     3.21             (0.50)            2.86            2.24          2.20         (3.22)
                                          --------          --------         --------      ----------      --------      --------
 Total From Investment Operations             3.47             (0.50)            3.08            2.44          2.42         (3.04)
                                          --------          --------         --------      ----------      --------      --------

Less Distributions:
 Dividends (from net investment
  income)                                    (0.27)               --            (0.22)          (0.19)        (0.21)        (0.18)
 Distributions (from net realized
  gains)                                     (0.63)               --               --              --            --            --
                                          --------          --------         --------      ----------      --------      --------
 Total Distributions                         (0.90)               --            (0.22)          (0.19)        (0.21)        (0.18)
                                          --------          --------         --------      ----------      --------      --------
Net Asset Value, End of Period            $  22.19          $  19.62         $  20.12      $    17.26      $  15.01      $  12.80
                                          ========          ========         ========      ==========      ========      ========
Total Return(3)                              18.23%            (2.47)%          17.92%          16.31%        19.04%       (19.22)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)           $825,633          $740,511         $764,679      $1,021,197      $874,267      $825,179
Ratio of Expenses to Average Net
 Assets                                       0.94%             0.96%            0.92%           0.90%         0.90%         0.90%
Ratio of Net Investment Income to
 Average Net Assets                           1.29%             0.08%            1.17%           1.17%         1.55%         1.11%
Ratio of Expenses to Average Net
 Assets (excluding waivers)                   0.94%             0.96%            0.95%           0.94%         0.95%         0.95%
Ratio of Net Investment Income to
 Average Net Assets (excluding
 waivers)                                     1.29%             0.08%            1.14%           1.13%         1.50%         1.06%
Portfolio Turnover Rate                         55%                2%              61%            104%           94%           82%
---------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.



(2)For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund's fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.



(3)Total return would have been lower had certain expenses not been waived.

                      PROSPECTUS - First American Stock Funds

Additional Information
Financial Highlights CONTINUED


MID CAP GROWTH OPPORTUNITIES FUND



                                                 Fiscal year     Fiscal period
                                                    ended            ended
                                                 October 31,      October 31,             Fiscal year ended September 30,
CLASS A SHARES                                     2006(1)         2005(1,2)       2005(1)      2004(1)      2003(1)       2002
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period              $  40.77         $  41.55        $  38.19     $  33.68     $  26.45     $ 28.33
                                                  --------         --------        --------     --------     --------     -------
Investment Operations:
Net Investment Loss                                  (0.11)           (0.02)          (0.24)       (0.30)       (0.18)      (0.11)
 Realized and Unrealized Gains (Losses) on
  Investments                                         5.04            (0.76)           9.65         5.88         7.41       (1.77)
                                                  --------         --------        --------     --------     --------     -------
 Total From Investment Operations                     4.93            (0.78)           9.41         5.58         7.23       (1.88)
                                                  --------         --------        --------     --------     --------     -------
Less Distributions:
 Distributions (from net realized gains)             (4.27)              --           (6.05)       (1.07)          --          --
                                                  --------         --------        --------     --------     --------     -------
 Total Distributions                                 (4.27)              --           (6.05)       (1.07)          --          --
                                                  --------         --------        --------     --------     --------     -------
Net Asset Value, End of Period                    $  41.43         $  40.77        $  41.55     $  38.19     $  33.68     $ 26.45
                                                  ========         ========        ========     ========     ========     =======
Total Return(3)                                      12.69%           (1.88)%         26.25%       16.88%       27.33%      (6.64)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                   $322,385         $314,830        $317,906     $173,436     $154,499     $75,002
Ratio of Expenses to Average Net Assets               1.23%            1.23%           1.21%        1.20%        1.20%       1.20%
Ratio of Net Investment Loss to Average Net
 Assets                                              (0.26)%          (0.72)%         (0.62)%      (0.79)%      (0.58)%     (0.34)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                  1.23%            1.23%           1.24%        1.24%        1.25%       1.26%
Ratio of Net Investment Loss to Average Net
 Assets (excluding waivers)                          (0.26)%          (0.72)%         (0.65)%      (0.83)%      (0.63)%     (0.40)%
Portfolio Turnover Rate                                 75%               9%            107%         135%         145%        162%
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period              $  38.12         $  38.87        $  36.31     $  32.30     $  25.56     $ 27.59
                                                  --------         --------        --------     --------     --------     -------
Investment Operations:
 Net Investment Loss                                 (0.38)           (0.05)          (0.51)       (0.55)       (0.39)      (0.18)
 Realized and Unrealized Gains (Losses) on
  Investments                                         4.68            (0.70)           9.12         5.63         7.13       (1.85)
                                                  --------         --------        --------     --------     --------     -------
 Total From Investment Operations                     4.30            (0.75)           8.61         5.08         6.74       (2.03)
                                                  --------         --------        --------     --------     --------     -------
Less Distributions:
 Distributions (from net realized gains)             (4.27)              --           (6.05)       (1.07)          --          --
                                                  --------         --------        --------     --------     --------     -------
 Total Distributions                                 (4.27)              --           (6.05)       (1.07)          --          --
                                                  --------         --------        --------     --------     --------     -------
Net Asset Value, End of Period                    $  38.15         $  38.12        $  38.87     $  36.31     $  32.30     $ 25.56
                                                  ========         ========        ========     ========     ========     =======
Total Return(3)                                      11.83%           (1.93)%         25.29%       16.03%       26.37%      (7.36)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                   $ 15,605         $ 14,586        $ 14,922     $ 10,974     $  9,055     $ 4,227
Ratio of Expenses to Average Net Assets               1.98%            1.98%           1.96%        1.95%        1.95%       1.95%
Ratio of Net Investment Loss to Average Net
 Assets                                              (1.02)%          (1.47)%         (1.40)%      (1.54)%      (1.33)%     (1.08)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                  1.98%            1.98%           1.99%        1.99%        2.00%       2.01%
Ratio of Net Investment Loss to Average Net
 Assets (excluding waivers)                          (1.02)%          (1.47)%         (1.43)%      (1.58)%      (1.38)%     (1.14)%
Portfolio Turnover Rate                                 75%               9%            107%         135%         145%        162%
---------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.


(2)For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund's fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                      PROSPECTUS - First American Stock Funds

Additional Information
Financial Highlights CONTINUED


MID CAP GROWTH OPPORTUNITIES FUND (CONTINUED)




                                              Fiscal year       Fiscal period
                                                 ended              ended
                                              October 31,        October 31,               Fiscal year ended September 30,
CLASS C SHARES                                  2006(1)           2005(1,2)         2005(1)      2004(1)      2003(1)       2002
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period            $ 39.46            $ 40.23          $ 37.40      $ 33.24      $ 26.29      $28.33
                                                -------            -------          -------      -------      -------      ------
Investment Operations:
 Net Investment Loss                              (0.40)             (0.05)           (0.53)       (0.57)       (0.40)      (0.10)
 Realized and Unrealized Gains (Losses)
  on Investments                                   4.86              (0.72)            9.41         5.80         7.35       (1.94)
                                                -------            -------          -------      -------      -------      ------
 Total From Investment Operations                  4.46              (0.77)            8.88         5.23         6.95       (2.04)
                                                -------            -------          -------      -------      -------      ------
Less Distributions:
 Distributions (from net realized gains)          (4.27)                --            (6.05)       (1.07)          --          --
                                                -------            -------          -------      -------      -------      ------
 Total Distributions                              (4.27)                --            (6.05)       (1.07)          --          --
                                                -------            -------          -------      -------      -------      ------
Net Asset Value, End of Period                  $ 39.65            $ 39.46          $ 40.23      $ 37.40      $ 33.24      $26.29
                                                =======            =======          =======      =======      =======      ======
Total Return(3)                                   11.84%             (1.91)%          25.27%       16.03%       26.43%      (7.20)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                 $19,540            $15,435          $17,079      $12,356      $12,649      $1,136
Ratio of Expenses to Average Net Assets            1.98%              1.98%            1.96%        1.95%        1.95%       1.95%
Ratio of Net Investment Loss to Average
 Net Assets                                       (1.02)%            (1.47)%          (1.40)%      (1.54)%      (1.33)%     (1.07)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                               1.98%              1.98%            1.99%        1.99%        2.00%       2.01%
Ratio of Net Investment Loss to Average
 Net Assets (excluding waivers)                   (1.02)%            (1.47)%          (1.43)%      (1.58)%      (1.38)%     (1.13)%
Portfolio Turnover Rate                              75%                 9%             107%         135%         145%        162%
---------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES(4)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period            $ 40.61            $ 41.40          $ 38.15      $ 33.66      $ 26.43      $28.29
                                                -------            -------          -------      -------      -------      ------
Investment Operations:
 Net Investment Loss                              (0.23)             (0.03)           (0.31)       (0.30)       (0.17)      (0.07)
 Realized and Unrealized Gains (Losses)
  on Investments                                   5.04              (0.76)            9.61         5.86         7.40       (1.79)
                                                -------            -------          -------      -------      -------      ------
 Total From Investment Operations                  4.81              (0.79)            9.30         5.56         7.23       (1.86)
                                                -------            -------          -------      -------      -------      ------
Less Distributions:
 Distributions (from net realized gains)          (4.27)                --            (6.05)       (1.07)          --          --
                                                -------            -------          -------      -------      -------      ------
 Total Distributions                              (4.27)                --            (6.05)       (1.07)          --          --
                                                -------            -------          -------      -------      -------      ------
Net Asset Value, End of Period                  $ 41.15            $ 40.61          $ 41.40      $ 38.15      $ 33.66      $26.43
                                                =======            =======          =======      =======      =======      ======
Total Return(3)                                   12.41%             (1.91)%          25.95%       16.83%       27.36%      (6.58)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                 $17,853            $ 5,502          $ 5,501      $     1      $10,284      $5,869
Ratio of Expenses to Average Net Assets            1.48%              1.48%            1.46%        1.20%        1.20%       1.20%
Ratio of Net Investment Loss to Average
 Net Assets                                       (0.57)%            (0.97)%          (0.77)%      (0.81)%      (0.56)%     (0.33)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                               1.61%              1.63%            1.64%        1.24%        1.25%       1.26%
Ratio of Net Investment Loss to Average
 Net Assets (excluding waivers)                   (0.70)%            (1.12)%          (0.95)%      (0.85)%      (0.61)%     (0.39)%
Portfolio Turnover Rate                              75%                 9%             107%         135%         145%        162%
---------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.



(2)For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund's fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.



(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


(4)Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

                      PROSPECTUS - First American Stock Funds

Additional Information
Financial Highlights CONTINUED


MID CAP GROWTH OPPORTUNITIES FUND (CONTINUED)




                                     Fiscal year      Fiscal period
                                        ended             ended
                                     October 31,       October 31,                   Fiscal year ended September 30,
CLASS Y SHARES                         2006(1)          2005(1,2)         2005(1)         2004(1)         2003(1)          2002
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of
 Period                              $    42.61        $    43.42        $    39.58      $    34.78      $    27.25      $  29.11
                                     ----------        ----------        ----------      ----------      ----------      --------

Investment Operations:
 Net Investment Income (Loss)             (0.01)            (0.02)            (0.16)          (0.21)          (0.09)        (0.05)
 Realized and Unrealized Gains
  (Losses) on Investments                  5.29             (0.79)            10.05            6.08            7.62         (1.81)
                                     ----------        ----------        ----------      ----------      ----------      --------
 Total From Investment
  Operations                               5.28             (0.81)             9.89            5.87            7.53         (1.86)
                                     ----------        ----------        ----------      ----------      ----------      --------

Less Distributions:
 Distributions (from net
  realized gains)                         (4.27)               --             (6.05)          (1.07)             --            --
                                     ----------        ----------        ----------      ----------      ----------      --------
 Total Distributions                      (4.27)               --             (6.05)          (1.07)             --            --
                                     ----------        ----------        ----------      ----------      ----------      --------
Net Asset Value, End of Period       $    43.62        $    42.61        $    43.42      $    39.58      $    34.78      $  27.25
                                     ==========        ==========        ==========      ==========      ==========      ========
Total Return(3)                           12.98%            (1.86)%           26.57%          17.18%          27.68%        (6.39)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)      $1,243,776        $1,238,595        $1,273,320      $1,168,220      $1,153,657      $477,210
Ratio of Expenses to Average
 Net Assets                                0.98%             0.98%             0.96%           0.95%           0.95%         0.95%
Ratio of Net Investment Income
 (Loss) to Average Net Assets             (0.02)%           (0.47)%           (0.40)%         (0.54)%         (0.30)%       (0.08)%
Ratio of Expenses to Average
 Net Assets (excluding waivers)            0.98%             0.98%             0.99%           0.99%           1.00%         1.01%
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (excluding waivers)                      (0.02)%           (0.47)%           (0.43)%         (0.58)%         (0.35)%       (0.14)%
Portfolio Turnover Rate                      75%                9%              107%            135%            145%          162%
---------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.



(2)For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund's fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return would have been lower had certain expenses not been waived.

                      PROSPECTUS - First American Stock Funds

Additional Information
Financial Highlights CONTINUED

MID CAP VALUE FUND


                                                  Fiscal year      Fiscal period
                                                     ended             ended
                                                  October 31,       October 31,             Fiscal year ended September 30,
CLASS A SHARES                                      2006(1)          2005(1,2)        2005(1)     2004(1)     2003(1)     2002(1)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                $  24.04          $ 24.88         $ 20.09     $ 16.30     $ 13.29     $ 13.74
                                                    --------          -------         -------     -------     -------     -------
Investment Operations:
 Net Investment Income (Loss)                           0.14            (0.01)           0.13        0.08        0.18        0.13
 Realized and Unrealized Gains (Losses) on
  Investments                                           3.89            (0.83)           4.76        3.77        2.96       (0.44)
                                                    --------          -------         -------     -------     -------     -------
 Total From Investment Operations                       4.03            (0.84)           4.89        3.85        3.14       (0.31)
                                                    --------          -------         -------     -------     -------     -------
Less Distributions:
 Dividends (from net investment income)                (0.16)              --           (0.10)      (0.06)      (0.12)      (0.10)
 Distributions (from net realized gains)               (1.26)              --              --          --          --          --
 Distributions (from return of capital)                   --               --              --          --(3)    (0.01)      (0.04)
                                                    --------          -------         -------     -------     -------     -------
 Total Distributions                                   (1.42)              --           (0.10)      (0.06)      (0.13)      (0.14)
                                                    --------          -------         -------     -------     -------     -------
Net Asset Value, End of Period                      $  26.65          $ 24.04         $ 24.88     $ 20.09     $ 16.30     $ 13.29
                                                    ========          =======         =======     =======     =======     =======
Total Return(4)                                        17.36%           (3.38)%         24.38%      23.65%      23.71%      (2.41)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                     $156,576          $56,125         $54,360     $28,561     $16,598     $13,083
Ratio of Expenses to Average Net Assets                 1.24%            1.23%           1.21%       1.20%       1.20%       1.20%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                     0.50%           (0.48)%          0.59%       0.41%       1.21%       0.83%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                    1.24%            1.23%           1.25%       1.25%       1.25%       1.26%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (excluding waivers)                 0.50%           (0.48)%          0.55%       0.36%       1.16%       0.77%
Portfolio Turnover Rate                                   70%              10%            101%         83%        102%         90%
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                $  23.12          $ 23.94         $ 19.39     $ 15.81     $ 12.92     $ 13.37
                                                    --------          -------         -------     -------     -------     -------
Investment Operations:
 Net Investment Income (Loss)                          (0.03)           (0.02)          (0.05)      (0.06)       0.07        0.01
 Realized and Unrealized Gains (Losses) on
  Investments                                           3.71            (0.80)           4.60        3.65        2.87       (0.41)
                                                    --------          -------         -------     -------     -------     -------
 Total From Investment Operations                       3.68            (0.82)           4.55        3.59        2.94       (0.40)
                                                    --------          -------         -------     -------     -------     -------
Less Distributions:
 Dividends (from net investment income)                (0.04)              --              --       (0.01)      (0.04)      (0.01)
 Distributions (from net realized gains)               (1.26)              --              --          --          --          --
 Distributions (from return of capital)                   --               --              --          --(3)    (0.01)      (0.04)
                                                    --------          -------         -------     -------     -------     -------
 Total Distributions                                   (1.30)              --              --       (0.01)      (0.05)      (0.05)
                                                    --------          -------         -------     -------     -------     -------
Net Asset Value, End of Period                      $  25.50          $ 23.12         $ 23.94     $ 19.39     $ 15.81     $ 12.92
                                                    ========          =======         =======     =======     =======     =======
Total Return(4)                                        16.45%           (3.43)%         23.47%      22.69%      22.84%      (3.07)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                     $  8,590          $ 9,252         $10,157     $ 9,928     $10,154     $10,410
Ratio of Expenses to Average Net Assets                 1.99%            1.98%           1.96%       1.95%       1.95%       1.95%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                    (0.17)%          (1.25)%         (0.21)%     (0.35)%      0.50%       0.08%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                    1.99%            1.98%           2.00%       2.00%       2.00%       2.01%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (excluding waivers)                (0.17)%          (1.25)%         (0.25)%     (0.40)%      0.45%       0.02%
Portfolio Turnover Rate                                   70%              10%            101%         83%        102%         90%
---------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.



(2)For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund's fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Includes a tax return of capital of less than $0.01.
(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                      PROSPECTUS - First American Stock Funds

Additional Information
Financial Highlights CONTINUED


MID CAP VALUE FUND (CONTINUED)






                                                   Fiscal year     Fiscal period
                                                      ended            ended
                                                   October 31,      October 31,            Fiscal period ended September 30,
CLASS C SHARES                                       2006(1)         2005(1,2)        2005(1)     2004(1)     2003(1)     2002(1)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                 $ 23.57           $24.40         $19.77      $16.12      $13.17      $13.63
                                                     -------           ------         ------      ------      ------      ------
Investment Operations:
 Net Investment Income (Loss)                          (0.04)           (0.02)         (0.03)      (0.06)       0.07        0.01
 Realized and Unrealized Gains (Losses) on
  Investments                                           3.80            (0.81)          4.66        3.72        2.93       (0.43)
                                                     -------           ------         ------      ------      ------      ------
 Total From Investment Operations                       3.76            (0.83)          4.63        3.66        3.00       (0.42)
                                                     -------           ------         ------      ------      ------      ------
Less Distributions:
 Dividends (from net investment income)                (0.05)              --             --       (0.01)      (0.04)         --
 Distributions (from net realized gains)               (1.26)              --             --          --          --          --
 Distributions (from return of capital)                   --               --             --          --(3)    (0.01)      (0.04)
                                                     -------           ------         ------      ------      ------      ------
 Total Distributions                                   (1.31)              --             --       (0.01)      (0.05)      (0.04)
                                                     -------           ------         ------      ------      ------      ------
Net Asset Value, End of Period                       $ 26.02           $23.57         $24.40      $19.77      $16.12      $13.17
                                                     =======           ======         ======      ======      ======      ======
Total Return(4)                                        16.47%           (3.40)%        23.43%      22.69%      22.84%      (3.09)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                      $18,162           $7,439         $7,426      $3,342      $2,916      $3,207
Ratio of Expenses to Average Net Assets                 1.99%            1.98%          1.96%       1.95%       1.95%       1.95%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                    (0.24)%          (1.24)%        (0.15)%     (0.33)%      0.51%       0.08%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                    1.99%            1.98%          2.00%       2.00%       2.00%       2.01%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (excluding waivers)                (0.24)%          (1.24)%        (0.19)%     (0.38)%      0.46%       0.02%
Portfolio Turnover Rate                                   70%              10%           101%         83%        102%         90%
---------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES(5)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                 $ 24.00           $24.83         $20.09      $16.31      $13.29      $13.74
                                                     -------           ------         ------      ------      ------      ------
Investment Operations:
 Net Investment Income (Loss)                           0.05            (0.01)          0.12        0.07        0.16        0.13
 Realized and Unrealized Gains (Losses) on
  Investments                                           3.91            (0.82)          4.70        3.76        2.99       (0.44)
                                                     -------           ------         ------      ------      ------      ------
 Total From Investment Operations                       3.96            (0.83)          4.82        3.83        3.15       (0.31)
                                                     -------           ------         ------      ------      ------      ------
Less Distributions:
 Dividends (from net investment income)                (0.14)              --          (0.08)      (0.05)      (0.12)      (0.10)
 Distributions (from net realized gains)               (1.26)              --             --          --          --          --
 Distributions (from return of capital)                   --               --             --          --(4)    (0.01)      (0.04)
                                                     -------           ------         ------      ------      ------      ------
 Total Distributions                                   (1.40)              --          (0.08)      (0.05)      (0.13)      (0.14)
                                                     -------           ------         ------      ------      ------      ------
Net Asset Value, End of Period                       $ 26.56           $24.00         $24.83      $20.09      $16.31      $13.29
                                                     =======           ======         ======      ======      ======      ======
Total Return(4)                                        17.06%           (3.34)%        24.04%      23.51%      23.80%      (2.40)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                      $17,724           $  785         $  380      $    1      $  966      $  158
Ratio of Expenses to Average Net Assets                 1.49%            1.47%          1.46%       1.20%       1.20%       1.20%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                     0.15%           (0.69)%         0.52%       0.37%       1.07%       0.87%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                    1.61%            1.62%          1.65%       1.25%       1.25%       1.26%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (excluding waivers)                 0.03%           (0.84)%         0.33%       0.32%       1.02%       0.81%
Portfolio Turnover Rate                                   70%              10%           101%         83%        102%         90%
---------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.



(2)For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund's fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.



(3)Includes a tax return of capital of less than $0.01.



(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


(5)Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

                      PROSPECTUS - First American Stock Funds

Additional Information
Financial Highlights CONTINUED


MID CAP VALUE FUND (CONTINUED)




                                               Fiscal year      Fiscal period
                                                  ended             ended
                                               October 31,       October 31,              Fiscal year ended September 30,
CLASS Y SHARES                                   2006(1)          2005(1,2)       2005(1)      2004(1)      2003(1)      2002(1)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period            $  24.14          $  24.98        $  20.17     $  16.36     $  13.33     $  13.77
                                                --------          --------        --------     --------     --------     --------
Investment Operations:
 Net Investment Income                              0.22                --            0.18         0.12         0.21         0.17
 Realized and Unrealized Gains (Losses) on
  Investments                                       3.89             (0.84)           4.78         3.79         2.98        (0.44)
                                                --------          --------        --------     --------     --------     --------
 Total From Investment Operations                   4.11             (0.84)           4.96         3.91         3.19        (0.27)
                                                --------          --------        --------     --------     --------     --------
Less Distributions:
 Dividends (from net investment income)            (0.22)               --           (0.15)       (0.10)       (0.15)       (0.13)
 Distributions (from net realized gains)           (1.26)               --              --           --           --           --
 Distributions (from return of capital)               --                --              --           --(3)     (0.01)       (0.04)
                                                --------          --------        --------     --------     --------     --------
 Total Distributions                               (1.48)               --           (0.15)       (0.10)       (0.16)       (0.17)
                                                --------          --------        --------     --------     --------     --------
Net Asset Value, End of Period                  $  26.77          $  24.14        $  24.98     $  20.17     $  16.36     $  13.33
                                                ========          ========        ========     ========     ========     ========
Total Return(4)                                    17.63%            (3.36)%         24.68%       23.95%       24.06%       (2.12)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                 $728,014          $598,428        $621,172     $433,879     $332,243     $259,990
Ratio of Expenses to Average Net Assets             0.99%             0.98%           0.96%        0.95%        0.95%        0.95%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                 0.81%            (0.24)%          0.80%        0.66%        1.45%        1.08%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                0.99%             0.98%           1.00%        1.00%        1.00%        1.01%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (excluding waivers)             0.81%            (0.24)%          0.76%        0.61%        1.40%        1.02%
Portfolio Turnover Rate                               70%               10%            101%          83%         102%          90%
---------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.



(2)For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund's fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Includes a tax return of capital of less than $0.01.


(4)Total return would have been lower had certain expenses not been waived.

                      PROSPECTUS - First American Stock Funds

Additional Information
Financial Highlights CONTINUED

SMALL-MID CAP CORE FUND(1)


                                                 Fiscal year       Fiscal period
                                                    ended              ended
                                                 October 31,        October 31,             Fiscal year ended September 30,
CLASS A SHARES                                     2006(2)           2005(2,3)        2005(2)     2004(2)     2003(2)     2002(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period               $  8.03            $  8.31         $  7.40     $  7.05     $  4.29     $  6.36
                                                   -------            -------         -------     -------     -------     -------
Investment Operations:
 Net Investment Income (Loss)                         0.01              (0.01)          (0.07)      (0.07)      (0.03)      (0.07)
 Realized and Unrealized Gains (Losses) on
  Investments                                         1.53              (0.27)           0.98        0.42        2.79       (2.00)
                                                   -------            -------         -------     -------     -------     -------
 Total From Investment Operations                     1.54              (0.28)           0.91        0.35        2.76       (2.07)
                                                   -------            -------         -------     -------     -------     -------
Less Distributions:
 Distributions (from net realized gains)                --                 --              --          --          --          --
                                                   -------            -------         -------     -------     -------     -------
 Total Distributions                                    --                 --              --          --          --          --
                                                   -------            -------         -------     -------     -------     -------
Net Asset Value, End of Period                     $  9.57            $  8.03         $  8.31     $  7.40     $  7.05     $  4.29
                                                   =======            =======         =======     =======     =======     =======
Total Return(4)                                      19.18%             (3.37)%         12.30%       4.96%      64.34%     (32.55)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                    $26,190            $22,339         $23,016     $27,356     $27,936     $18,267
Ratio of Expenses to Average Net Assets               1.39%              1.34%           1.42%       1.23%       1.23%       1.23%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                   0.12%             (0.86)%         (0.83)%     (0.86)%     (0.52)%     (0.89)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                  1.46%              1.34%           1.50%       1.28%       1.29%       1.70%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (excluding waivers)               0.05%             (0.86)%         (0.91)%     (0.91)%     (0.58)%     (1.36)%
Portfolio Turnover Rate                                110%                80%            197%         51%        110%        288%
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period               $  7.06            $  7.31         $  6.55     $  6.29     $  3.86     $  5.77
                                                   -------            -------         -------     -------     -------     -------
Investment Operations:
 Net Investment Loss                                 (0.04)             (0.01)          (0.11)      (0.11)      (0.07)      (0.11)
 Realized and Unrealized Gains (Losses) on
  Investments                                         1.32              (0.24)           0.87        0.37        2.50       (1.80)
                                                   -------            -------         -------     -------     -------     -------
 Total From Investment Operations                     1.28              (0.25)           0.76        0.26        2.43       (1.91)
                                                   -------            -------         -------     -------     -------     -------
Less Distributions:
 Distributions (from net realized gains)                --                 --              --          --          --          --
                                                   -------            -------         -------     -------     -------     -------
 Total Distributions                                    --                 --              --          --          --          --
                                                   -------            -------         -------     -------     -------     -------
Net Asset Value, End of Period                     $  8.34            $  7.06         $  7.31     $  6.55     $  6.29     $  3.86
                                                   =======            =======         =======     =======     =======     =======
Total Return(4)                                      18.13%             (3.42)%         11.60%       4.13%      62.95%     (33.10)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                    $ 8,689            $10,054         $10,685     $13,445     $16,016     $11,190
Ratio of Expenses to Average Net Assets               2.14%              2.09%           2.17%       1.98%       1.98%       1.98%
Ratio of Net Investment Loss to Average Net
 Assets                                              (0.58)%            (1.61)%         (1.59)%     (1.60)%     (1.26)%     (1.64)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                  2.21%              2.09%           2.25%       2.03%       2.04%       2.45%
Ratio of Net Investment Loss to Average Net
 Assets (excluding waivers)                          (0.65)%            (1.61)%         (1.67)%     (1.65)%     (1.32)%     (2.11)%
Portfolio Turnover Rate                                110%                80%            197%         51%        110%        288%
---------------------------------------------------------------------------------------------------------------------------------


(1)The financial highlights prior to October 3, 2005 are those of the Technology Fund, which changed its principal investment strategies and changed its name to Small-Mid Cap Core Fund on that date.


(2)Per share data calculated using average shares outstanding method.



(3)For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund's fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                      PROSPECTUS - First American Stock Funds

Additional Information
Financial Highlights CONTINUED

SMALL-MID CAP CORE FUND(1) (CONTINUED)



                                            Fiscal year        Fiscal period
                                               ended               ended
                                            October 31,         October 31,               Fiscal year ended September 30,
CLASS C SHARES                                2006(2)            2005(2,3)         2005(2)      2004(2)      2003(2)      2002(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period          $  7.69             $  7.97          $  7.14      $  6.86      $  4.20      $  6.28
                                              -------             -------          -------      -------      -------      -------
Investment Operations:
 Net Investment Loss                            (0.05)              (0.01)           (0.12)       (0.12)       (0.07)       (0.12)
 Realized and Unrealized Gains
  (Losses) on Investments                        1.45               (0.27)            0.95         0.40         2.73        (1.96)
                                              -------             -------          -------      -------      -------      -------
 Total From Investment Operations                1.40               (0.28)            0.83         0.28         2.66        (2.08)
                                              -------             -------          -------      -------      -------      -------
Less Distributions:
 Distributions (from net realized
  gains)                                           --                  --               --           --           --           --
                                              -------             -------          -------      -------      -------      -------
 Total Distributions                               --                  --               --           --           --           --
                                              -------             -------          -------      -------      -------      -------
Net Asset Value, End of Period                $  9.09             $  7.69          $  7.97      $  7.14      $  6.86      $  4.20
                                              =======             =======          =======      =======      =======      =======
Total Return(4)                                 18.21%              (3.51)%          11.62%        4.08%       63.33%      (33.12)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)               $ 4,986             $ 4,253          $ 4,485      $ 6,000      $ 7,056      $ 5,064
Ratio of Expenses to Average Net
 Assets                                          2.14%               2.09%            2.17%        1.98%        1.98%        1.98%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                          (0.64)%             (1.61)%          (1.59)%      (1.60)%      (1.25)%      (1.64)%
Ratio of Expenses to Average Net
 Assets (excluding waivers)                      2.21%               2.09%            2.25%        2.03%        2.04%        2.45%
Ratio of Net Investment Loss to
 Average Net Assets (excluding
 waivers)                                       (0.71)%             (1.61)%          (1.67)%      (1.65)%      (1.31)%      (2.11)%
Portfolio Turnover Rate                           110%                 80%             197%          51%         110%         288%
---------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period          $  8.34             $  8.63          $  7.66      $  7.28      $  4.42      $  6.53
                                              -------             -------          -------      -------      -------      -------
Investment Operations:
 Net Investment Income (Loss)                    0.04                  --            (0.05)       (0.05)       (0.01)       (0.05)
 Realized and Unrealized Gains
  (Losses) on Investments                        1.57               (0.29)            1.02         0.43         2.87        (2.06)
                                              -------             -------          -------      -------      -------      -------
 Total From Investment Operations                1.61               (0.29)            0.97         0.38         2.86        (2.11)
                                              -------             -------          -------      -------      -------      -------
Less Distributions:
 Distributions (from net realized
  gains)                                           --                  --               --           --           --           --
                                              -------             -------          -------      -------      -------      -------
 Total Distributions                               --                  --               --           --           --           --
                                              -------             -------          -------      -------      -------      -------
Net Asset Value, End of Period                $  9.95             $  8.34          $  8.63      $  7.66      $  7.28      $  4.42
                                              =======             =======          =======      =======      =======      =======
Total Return(4)                                 19.30%              (3.36)%          12.66%        5.22%       64.71%      (32.31)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)               $67,437             $31,381          $33,537      $43,758      $59,817      $44,134
Ratio of Expenses to Average Net
 Assets                                          1.14%               1.09%            1.17%        0.98%        0.98%        0.98%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                           0.35%              (0.61)%          (0.58)%      (0.60)%      (0.24)%      (0.64)%
Ratio of Expenses to Average Net
 Assets (excluding waivers)                      1.21%               1.09%            1.25%        1.03%        1.04%        1.45%
Ratio of Net Investment Income (Loss)
 to Average Net Assets (excluding
 waivers)                                        0.28%              (0.61)%          (0.66)%      (0.65)%      (0.30)%      (1.11)%
Portfolio Turnover Rate                           110%                 80%             197%          51%         110%         288%
---------------------------------------------------------------------------------------------------------------------------------


(1)Prior to October 3, 2005 the fund had different principal investment strategies and was named Technology Fund.


(2)Per share data calculated using average shares outstanding method.


(3)For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund's fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                      PROSPECTUS - First American Stock Funds

Additional Information
Financial Highlights CONTINUED


SMALL CAP GROWTH OPPORTUNITIES FUND



                                                   Fiscal year     Fiscal period
                                                      ended            ended
                                                   October 31,      October 31,            Fiscal year ended September 30,
CLASS A SHARES                                       2006(1)         2005(1,2)       2005(1)     2004(1)      2003(1)      2002
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                $  22.79          $ 23.75        $ 21.74     $  21.95     $ 13.86     $ 16.89
                                                    --------          -------        -------     --------     -------     -------
Investment Operations:
 Net Investment Loss                                   (0.18)           (0.02)         (0.32)       (0.35)      (0.28)      (0.26)
 Realized and Unrealized Gains (Losses) on
  Investments                                           2.37            (0.94)          5.28         0.27        8.37       (2.74)
                                                    --------          -------        -------     --------     -------     -------
 Total From Investment Operations                       2.19            (0.96)          4.96        (0.08)       8.09       (3.00)
                                                    --------          -------        -------     --------     -------     -------
Less Distributions:
 Distributions (from net realized gains)               (4.49)              --          (2.95)       (0.13)         --          --
 Distributions (from return of capital)                   --               --             --           --          --       (0.03)
                                                    --------          -------        -------     --------     -------     -------
 Total Distributions                                   (4.49)              --          (2.95)       (0.13)         --       (0.03)
                                                    --------          -------        -------     --------     -------     -------
Net Asset Value, End of Period                      $  20.49          $ 22.79        $ 23.75     $  21.74     $ 21.95     $ 13.86
                                                    ========          =======        =======     ========     =======     =======
Total Return(3)                                         9.91%           (4.04)%        24.21%       (0.39)%     58.37%     (17.84)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                     $138,786          $78,357        $84,567     $101,031     $81,999     $44,834
Ratio of Expenses to Average Net Assets                 1.47%            1.47%          1.82%        1.93%       1.93%       1.93%
Ratio of Net Investment Loss to Average Net
 Assets                                                (0.88)%          (1.17)%        (1.42)%      (1.42)%     (1.63)%     (1.53)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                    1.58%            1.56%          1.87%        1.96%       1.97%       1.97%
Ratio of Net Investment Loss to Average Net
 Assets (excluding waivers)                            (0.99)%          (1.26)%        (1.47)%      (1.45)%     (1.67)%     (1.57)%
Portfolio Turnover Rate                                  209%              14%           190%         178%        137%        123%
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                $  21.36          $ 22.27        $ 20.69     $  21.05     $ 13.39     $ 16.44
                                                    --------          -------        -------     --------     -------     -------
Investment Operations:
 Net Investment Loss                                   (0.31)           (0.03)         (0.45)       (0.50)      (0.40)      (0.39)
 Realized and Unrealized Gains (Losses) on
  Investments                                           2.20            (0.88)          4.98         0.27        8.06       (2.63)
                                                    --------          -------        -------     --------     -------     -------
 Total From Investment Operations                       1.89            (0.91)          4.53        (0.23)       7.66       (3.02)
                                                    --------          -------        -------     --------     -------     -------
Less Distributions:
 Distributions (from net realized gains)               (4.49)              --          (2.95)       (0.13)         --          --
 Distributions (from return of capital)                   --               --             --           --          --       (0.03)
                                                    --------          -------        -------     --------     -------     -------
 Total Distributions                                   (4.49)              --          (2.95)       (0.13)         --       (0.03)
                                                    --------          -------        -------     --------     -------     -------
Net Asset Value, End of Period                      $  18.76          $ 21.36        $ 22.27     $  20.69     $ 21.05     $ 13.39
                                                    ========          =======        =======     ========     =======     =======
Total Return(3)                                         9.03%           (4.09)%        23.27%       (1.13)%     57.21%     (18.45)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                     $  6,540          $ 8,271        $ 8,760     $  9,063     $ 6,441     $ 3,779
Ratio of Expenses to Average Net Assets                 2.22%            2.22%          2.57%        2.68%       2.68%       2.68%
Ratio of Net Investment Loss to Average Net
 Assets                                                (1.62)%          (1.93)%        (2.16)%      (2.16)%     (2.38)%     (2.28)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                    2.33%            2.31%          2.62%        2.71%       2.72%       2.72%
Ratio of Net Investment Loss to Average Net
 Assets (excluding waivers)                            (1.73)%          (2.02)%        (2.21)%      (2.19)%     (2.42)%     (2.32)%
Portfolio Turnover Rate                                  209%              14%           190%         178%        137%        123%
---------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.



(2)For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund's fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.



(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                      PROSPECTUS - First American Stock Funds

Additional Information
Financial Highlights CONTINUED

SMALL CAP GROWTH OPPORTUNITIES FUND (CONTINUED)


                                              Fiscal year       Fiscal period
                                                 ended              ended
                                              October 31,        October 31,               Fiscal year ended September 30,
CLASS C SHARES                                  2006(1)           2005(1,2)         2005(1)      2004(1)      2003(1)       2002
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period             $22.05             $23.00          $21.28       $21.65       $13.77       $16.90
                                                 ------             ------          ------       ------       ------       ------
Investment Operations:
 Net Investment Loss                              (0.32)             (0.04)          (0.48)       (0.49)       (0.43)       (0.19)
 Realized and Unrealized Gains (Losses)
  on Investments                                   2.29              (0.91)           5.15         0.25         8.31        (2.91)
                                                 ------             ------          ------       ------       ------       ------
  Total From Investment Operations                 1.97              (0.95)           4.67        (0.24)        7.88        (3.10)
                                                 ------             ------          ------       ------       ------       ------
Less Distributions:
 Distributions (from net realized gains)          (4.49)                --           (2.95)       (0.13)          --           --
 Distributions (from return of capital)              --                 --              --           --           --        (0.03)
                                                 ------             ------          ------       ------       ------       ------
 Total Distributions                              (4.49)                --           (2.95)       (0.13)          --        (0.03)
                                                 ------             ------          ------       ------       ------       ------
Net Asset Value, End of Period                   $19.53             $22.05          $23.00       $21.28       $21.65       $13.77
                                                 ======             ======          ======       ======       ======       ======
Total Return(3)                                    9.11%             (4.13)%         23.28%       (1.14)%      57.23%      (18.42)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                  $2,664             $2,962          $3,152       $4,669       $1,529       $  260
Ratio of Expenses to Average Net Assets            2.22%              2.22%           2.57%        2.68%        2.68%        2.68%
Ratio of Net Investment Loss to Average
 Net Assets                                       (1.63)%            (1.93)%         (2.20)%      (2.07)%      (2.38)%      (2.31)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                               2.33%              2.31%           2.62%        2.71%        2.72%        2.72%
Ratio of Net Investment Loss to Average
 Net Assets (excluding waivers)                   (1.74)%            (2.02)%         (2.25)%      (2.10)%      (2.42)%      (2.35)%
Portfolio Turnover Rate                             209%                14%            190%         178%         137%         123%
---------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES(4)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period             $22.75             $23.72          $21.74       $21.95       $13.86       $16.89
                                                 ------             ------          ------       ------       ------       ------
Investment Operations:
 Net Investment Loss                              (0.23)             (0.03)          (0.48)       (0.42)       (0.28)       (0.26)
 Realized and Unrealized Gains (Losses)
    on Investments                                 2.36              (0.94)           5.41         0.34         8.37        (2.74)
                                                 ------             ------          ------       ------       ------       ------
 Total From Investment Operations                  2.13              (0.97)           4.93        (0.08)        8.09        (3.00)
                                                 ------             ------          ------       ------       ------       ------
Less Distributions:
 Distributions (from net realized gains)          (4.49)                --           (2.95)       (0.13)          --           --
 Distributions (from return of capital)              --                 --              --           --           --        (0.03)
                                                 ------             ------          ------       ------       ------       ------
 Total Distributions                              (4.49)                --           (2.95)       (0.13)          --        (0.03)
                                                 ------             ------          ------       ------       ------       ------
Net Asset Value, End of Period                   $20.39             $22.75          $23.72       $21.74       $21.95       $13.86
                                                 ======             ======          ======       ======       ======       ======
Total Return(3)                                    9.62%             (4.09)%         24.06%       (0.39)%      58.37%      (17.84)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                  $1,323             $    5          $    5       $    1       $3,694       $2,027
Ratio of Expenses to Average Net Assets            1.72%              1.72%           2.07%        1.93%        1.93%        1.93%
Ratio of Net Investment Loss to Average
 Net Assets                                       (1.16)%            (1.43)%         (2.14)%      (1.67)%      (1.62)%      (1.53)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                               1.95%              1.96%           2.27%        1.96%        1.97%        1.97%
Ratio of Net Investment Loss to Average
 Net Assets (excluding waivers)                   (1.39)%            (1.67)%         (2.34)%      (1.70)%      (1.66)%      (1.57)%
Portfolio Turnover Rate                             209%                14%            190%         178%         137%         123%
---------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.



(2)For the period October 1, 2005 to October 31, 2005. Effective in October 1, 2005, the fund's fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


(4)Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

                      PROSPECTUS - First American Stock Funds

Additional Information
Financial Highlights CONTINUED

SMALL CAP GROWTH OPPORTUNITIES FUND (CONTINUED)



                                                Fiscal year     Fiscal period
                                                   ended            ended
                                                October 31,      October 31,              Fiscal year ended September 30,
CLASS Y SHARES                                    2006(1)         2005(1,2)       2005(1)      2004(1)      2003(1)        2002
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period             $  23.81         $  24.81        $  22.55     $  22.70     $  14.30     $  17.38
                                                 --------         --------        --------     --------     --------     --------
Investment Operations:
 Net Investment Loss                                (0.13)           (0.02)          (0.27)       (0.32)       (0.25)       (0.25)
 Realized and Unrealized Gains (Losses) on
  Investments                                        2.47            (0.98)           5.48         0.30         8.65        (2.80)
                                                 --------         --------        --------     --------     --------     --------
 Total From Investment Operations                    2.34            (1.00)           5.21        (0.02)        8.40        (3.05)
                                                 --------         --------        --------     --------     --------     --------
Less Distributions:
 Distributions (from net realized gains)            (4.49)              --           (2.95)       (0.13)          --           --
 Distributions (from return of capital)                --               --              --           --           --        (0.03)
                                                 --------         --------        --------     --------     --------     --------
 Total Distributions                                (4.49)              --           (2.95)       (0.13)          --        (0.03)
                                                 --------         --------        --------     --------     --------     --------
Net Asset Value, End of Period                   $  21.66         $  23.81        $  24.81     $  22.55     $  22.70     $  14.30
                                                 ========         ========        ========     ========     ========     ========
Total Return(3)                                     10.16%           (4.03)%         24.47%       (0.11)%      58.74%      (17.62)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                  $182,429         $210,769        $220,772     $224,432     $382,389     $208,439
Ratio of Expenses to Average Net Assets              1.22%            1.22%           1.57%        1.68%        1.68%        1.68%
Ratio of Net Investment Loss to Average Net
 Assets                                             (0.63)%          (0.92)%         (1.15)%      (1.25)%      (1.38)%      (1.28)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                 1.33%            1.31%           1.62%        1.71%        1.72%        1.72%
Ratio of Net Investment Loss to Average Net
 Assets (excluding waivers)                         (0.74)%          (1.01)%         (1.20)%      (1.28)%      (1.42)%      (1.32)%
Portfolio Turnover Rate                               209%              14%            190%         178%         137%         123%
---------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.


(2)For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund's fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return would have been lower had certain expenses not been waived.

                      PROSPECTUS - First American Stock Funds

Additional Information
Financial Highlights CONTINUED


SMALL CAP SELECT FUND



                                                   Fiscal year     Fiscal period
                                                      ended            ended
                                                   October 31,      October 31,            Fiscal year ended September 30,
CLASS A SHARES                                       2006(1)         2005(1,2)       2005(1)      2004(1)     2003(1)     2002(1)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                $  15.33         $  15.82        $  15.95     $ 14.52     $ 10.68     $ 11.97
                                                    --------         --------        --------     -------     -------     -------
Investment Operations:
 Net Investment Loss                                   (0.05)           (0.01)          (0.08)      (0.12)      (0.09)      (0.10)
 Realized and Unrealized Gains (Losses) on
  Investments                                           3.05            (0.48)           3.10        2.60        3.93       (0.30)
                                                    --------         --------        --------     -------     -------     -------
 Total From Investment Operations                       3.00            (0.49)           3.02        2.48        3.84       (0.40)
                                                    --------         --------        --------     -------     -------     -------
Less Distributions:
 Distributions (from net realized gains)               (3.21)              --           (3.15)      (1.05)         --       (0.89)
                                                    --------         --------        --------     -------     -------     -------
 Total Distributions                                   (3.21)              --           (3.15)      (1.05)         --       (0.89)
                                                    --------         --------        --------     -------     -------     -------
Net Asset Value, End of Period                      $  15.12         $  15.33        $  15.82     $ 15.95     $ 14.52     $ 10.68
                                                    ========         ========        ========     =======     =======     =======
Total Return(3)                                        22.46%           (3.10)%         20.46%      17.64%      35.96%      (4.56)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                     $222,293         $104,568        $107,270     $97,775     $73,445     $33,586
Ratio of Expenses to Average Net Assets                 1.24%            1.25%           1.22%       1.21%       1.21%       1.21%
Ratio of Net Investment Loss to Average Net
 Assets                                                (0.38)%          (0.92)%         (0.53)%     (0.76)%     (0.73)%     (0.81)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                    1.24%            1.25%           1.25%       1.24%       1.25%       1.25%
Ratio of Net Investment Loss to Average Net
 Assets (excluding waivers)                            (0.38)%          (0.92)%         (0.56)%     (0.79)%     (0.77)%     (0.85)%
Portfolio Turnover Rate                                  111%              14%            122%        116%        145%        171%
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                $  13.58         $  14.02        $  14.56     $ 13.42     $  9.95     $ 11.28
                                                    --------         --------        --------     -------     -------     -------
Investment Operations:
 Net Investment Loss                                   (0.13)           (0.02)          (0.17)      (0.22)      (0.17)      (0.19)
 Realized and Unrealized Gains (Losses) on
  Investments                                           2.64            (0.42)           2.78        2.41        3.64       (0.25)
                                                    --------         --------        --------     -------     -------     -------
 Total From Investment Operations                       2.51            (0.44)           2.61        2.19        3.47       (0.44)
                                                    --------         --------        --------     -------     -------     -------
Less Distributions:
 Distributions (from net realized gains)               (3.21)              --           (3.15)      (1.05)         --       (0.89)
                                                    --------         --------        --------     -------     -------     -------
 Total Distributions                                   (3.21)              --           (3.15)      (1.05)         --       (0.89)
                                                    --------         --------        --------     -------     -------     -------
Net Asset Value, End of Period                      $  12.88         $  13.58        $  14.02     $ 14.56     $ 13.42     $  9.95
                                                    ========         ========        ========     =======     =======     =======
Total Return(3)                                        21.59%           (3.14)%         19.45%      16.88%      34.88%      (5.23)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                     $ 15,077         $ 13,406        $ 14,023     $13,050     $11,541     $ 4,613
Ratio of Expenses to Average Net Assets                 1.99%            2.00%           1.97%       1.96%       1.96%       1.96%
Ratio of Net Investment Loss to Average Net
 Assets                                                (1.14)%          (1.67)%         (1.28)%     (1.51)%     (1.48)%     (1.56)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                    1.99%            2.00%           2.00%       1.99%       2.00%       2.00%
Ratio of Net Investment Loss to Average Net
 Assets (excluding waivers)                            (1.14)%          (1.67)%         (1.31)%     (1.54)%     (1.52)%     (1.60)%
Portfolio Turnover Rate                                  111%              14%            122%        116%        145%        171%
---------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.



(2)For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund's fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.



(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                      PROSPECTUS - First American Stock Funds

Additional Information
Financial Highlights CONTINUED


SMALL CAP SELECT FUND (CONTINUED)




                                              Fiscal year      Fiscal period
                                                 ended             ended
                                              October 31,       October 31,               Fiscal year ended September 30,
CLASS C SHARES                                  2006(1)          2005(1,2)         2005(1)      2004(1)      2003(1)      2002(1)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period            $ 14.79           $ 15.28          $ 15.60      $ 14.32      $ 10.62      $11.97
                                                -------           -------          -------      -------      -------      ------
Investment Operations:
 Net Investment Loss                              (0.16)            (0.02)           (0.19)       (0.24)       (0.18)      (0.20)
 Realized and Unrealized Gains (Losses)
  on Investments                                   2.94             (0.47)            3.02         2.57         3.88       (0.26)
                                                -------           -------          -------      -------      -------      ------
 Total From Investment Operations                  2.78             (0.49)            2.83         2.33         3.70       (0.46)
                                                -------           -------          -------      -------      -------      ------
Less Distributions:
 Distributions (from net realized gains)          (3.21)               --            (3.15)       (1.05)          --       (0.89)
                                                -------           -------          -------      -------      -------      ------
 Total Distributions                              (3.21)               --            (3.15)       (1.05)          --       (0.89)
                                                -------           -------          -------      -------      -------      ------
Net Asset Value, End of Period                  $ 14.36           $ 14.79          $ 15.28      $ 15.60      $ 14.32      $10.62
                                                =======           =======          =======      =======      =======      ======
Total Return(3)                                   21.64%            (3.21)%          19.58%       16.79%       34.84%      (5.09)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                 $18,794           $13,453          $14,418      $13,841      $11,128      $3,096
Ratio of Expenses to Average Net Assets            1.99%             2.00%            1.97%        1.96%        1.96%       1.96%
Ratio of Net Investment Loss to Average
 Net Assets                                       (1.14)%           (1.67)%          (1.28)%      (1.50)%      (1.47)%     (1.61)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                               1.99%             2.00%            2.00%        1.99%        2.00%       2.02%
Ratio of Net Investment Loss to Average
 Net Assets (excluding waivers)                   (1.14)%           (1.67)%          (1.31)%      (1.53)%      (1.51)%     (1.67)%
Portfolio Turnover Rate                             111%               14%             122%         116%         145%        171%
---------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES(4)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period            $ 15.24           $ 15.73          $ 15.91      $ 14.49      $ 10.66      $11.94
                                                -------           -------          -------      -------      -------      ------
Investment Operations:
 Net Investment Loss                              (0.09)            (0.01)           (0.08)       (0.13)       (0.09)      (0.10)
 Realized and Unrealized Gains (Losses)
  on Investments                                   3.04             (0.48)            3.05         2.60         3.92       (0.29)
                                                -------           -------          -------      -------      -------      ------
 Total From Investment Operations                  2.95             (0.49)            2.97         2.47         3.83       (0.39)
                                                -------           -------          -------      -------      -------      ------
Less Distributions:
 Distributions (from net realized gains)          (3.21)               --            (3.15)       (1.05)          --       (0.89)
                                                -------           -------          -------      -------      -------      ------
 Total Distributions                              (3.21)               --            (3.15)       (1.05)          --       (0.89)
                                                -------           -------          -------      -------      -------      ------
Net Asset Value, End of Period                  $ 14.98           $ 15.24          $ 15.73      $ 15.91      $ 14.49      $10.66
                                                =======           =======          =======      =======      =======      ======
Total Return(3)                                   22.23%            (3.11)%          20.16%       17.60%       35.93%      (4.48)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                 $ 2,697           $   333          $   312      $    19      $11,627      $7,640
Ratio of Expenses to Average Net Assets            1.49%             1.50%            1.47%        1.21%        1.21%       1.21%
Ratio of Net Investment Loss to Average
 Net Assets                                       (0.59)%           (1.14)%          (0.53)%      (0.81)%      (0.75)%     (0.80)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                               1.62%             1.65%            1.65%        1.24%        1.25%       1.25%
Ratio of Net Investment Loss to Average
 Net Assets (excluding waivers)                   (0.72)%           (1.29)%          (0.71)%      (0.84)%      (0.79)%     (0.84)%
Portfolio Turnover Rate                             111%               14%             122%         116%         145%        171%
---------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.



(2)For the period October 1, 2005 to October 31, 2005. Effective in October 1, 2005, the fund's fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.



(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.



(4)Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

                      PROSPECTUS - First American Stock Funds

Additional Information
Financial Highlights CONTINUED


SMALL CAP SELECT FUND (CONTINUED)




                                         Fiscal year      Fiscal period
                                            ended             ended
                                         October 31,       October 31,                 Fiscal year ended September 30,
CLASS Y SHARES                             2006(1)          2005(1,2)        2005(1)       2004(1)        2003(1)        2002(1)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of
 Period                                   $  16.06          $  16.57         $  16.54      $  14.98      $    11.00      $  12.26
                                          --------          --------         --------      --------      ----------      --------
Investment Operations:
 Net Investment Loss                         (0.01)            (0.01)           (0.04)        (0.09)          (0.06)        (0.07)
 Realized and Unrealized Gains
  (Losses) on Investments                     3.22             (0.50)            3.22          2.70            4.04         (0.30)
                                          --------          --------         --------      --------      ----------      --------
 Total From Investment Operations             3.21             (0.51)            3.18          2.61            3.98         (0.37)
                                          --------          --------         --------      --------      ----------      --------
Less Distributions:
 Distributions (from net realized
  gains)                                     (3.21)               --            (3.15)        (1.05)             --         (0.89)
                                          --------          --------         --------      --------      ----------      --------
 Total Distributions                         (3.21)               --            (3.15)        (1.05)             --         (0.89)
                                          --------          --------         --------      --------      ----------      --------
Net Asset Value, End of Period            $  16.06          $  16.06         $  16.57      $  16.54      $    14.98      $  11.00
                                          ========          ========         ========      ========      ==========      ========
Total Return(3)                              22.81%            (3.08)%          20.73%        17.98%          36.18%        (4.19)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)           $732,252          $682,088         $715,496      $770,981      $1,024,146      $403,027
Ratio of Expenses to Average Net
 Assets                                       0.99%             1.00%            0.97%         0.96%           0.96%         0.96%
Ratio of Net Investment Income
 (Loss) to Average Net Assets                (0.15)%           (0.67)%          (0.28)%       (0.52)%         (0.48)%       (0.55)%
Ratio of Expenses to Average Net
 Assets (excluding waivers)                   0.99%             1.00%            1.00%         0.99%           1.00%         1.00%
Ratio of Net Investment Loss to
 Average Net Assets (excluding
 waivers)                                    (0.15)%           (0.67)%          (0.31)%       (0.55)%         (0.52)%       (0.59)%
Portfolio Turnover Rate                        111%               14%             122%          116%            145%          171%
---------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.



(2)For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund's fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.



(3)Total return would have been lower had certain expenses not been waived.

                      PROSPECTUS - First American Stock Funds

Additional Information
Financial Highlights CONTINUED

SMALL CAP VALUE FUND


                                                  Fiscal year   Fiscal period
                                                     ended          ended
                                                  October 31,    October 31,              Fiscal year ended September 30,
CLASS A SHARES                                      2006(1)       2005(1,2)        2005(1)      2004(1)      2003(1)      2002(1)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                $ 16.34        $ 16.78         $ 16.84      $ 14.28      $ 11.26      $ 13.40
                                                    -------        -------         -------      -------      -------      -------
Investment Operations:
 Net Investment Income (Loss)                          0.03           0.01            0.03         0.03           --        (0.02)
 Realized and Unrealized Gains (Losses) on
  Investments                                          2.86          (0.45)           2.63         3.13         3.02        (0.13)
                                                    -------        -------         -------      -------      -------      -------
 Total From Investment Operations                      2.89          (0.44)           2.66         3.16         3.02        (0.15)
                                                    -------        -------         -------      -------      -------      -------
Less Distributions:
 Dividends (from net investment income)               (0.04)            --           (0.06)       (0.04)          --           --
 Distributions (from net realized gains)              (3.81)            --           (2.66)       (0.56)          --        (1.99)
                                                    -------        -------         -------      -------      -------      -------
 Total Distributions                                  (3.85)            --           (2.72)       (0.60)          --        (1.99)
                                                    -------        -------         -------      -------      -------      -------
Net Asset Value, End of Period                      $ 15.38        $ 16.34         $ 16.78      $ 16.84      $ 14.28      $ 11.26
                                                    =======        =======         =======      =======      =======      =======
Total Return(3)                                       20.78%         (2.62)%         16.78%       22.70%       26.86%       (2.19)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                     $57,922        $46,467         $48,128      $43,192      $32,416      $27,205
Ratio of Expenses to Average Net Assets                1.26%          1.25%           1.24%        1.23%        1.23%        1.23%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                    0.21%          0.78%           0.19%        0.21%        0.02%       (0.12)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                   1.26%          1.25%           1.26%        1.25%        1.25%        1.26%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (excluding waivers)                0.21%          0.78%           0.17%        0.19%          --        (0.15)%
Portfolio Turnover Rate                                  96%            15%             72%          34%          49%          37%
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                $ 15.19        $ 15.61         $ 15.92      $ 13.60      $ 10.80      $ 13.01
                                                    -------        -------         -------      -------      -------      -------
Investment Operations:
 Net Investment Loss                                  (0.07)            --           (0.09)       (0.08)       (0.08)       (0.11)
 Realized and Unrealized Gains (Losses) on
  Investments                                          2.62          (0.42)           2.47         2.96         2.88        (0.11)
                                                    -------        -------         -------      -------      -------      -------
 Total From Investment Operations                      2.55          (0.42)           2.38         2.88         2.80        (0.22)
                                                    -------        -------         -------      -------      -------      -------
Less Distributions:
 Distributions (from net investment income)              --             --           (0.03)          --           --           --
 Distributions (from net realized gains)              (3.81)            --           (2.66)       (0.56)          --        (1.99)
                                                    -------        -------         -------      -------      -------      -------
 Total Distributions                                  (3.81)            --           (2.69)       (0.56)          --        (1.99)
                                                    -------        -------         -------      -------      -------      -------
Net Asset Value, End of Period                      $ 13.93        $ 15.19         $ 15.61      $ 15.92      $ 13.60      $ 10.80
                                                    =======        =======         =======      =======      =======      =======
Total Return(3)                                       19.88%         (2.69)%         15.90%       21.76%       25.93%       (2.91)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                     $ 7,855        $ 8,913         $ 9,325      $ 9,901      $12,560      $12,008
Ratio of Expenses to Average Net Assets                2.01%          2.00%           1.99%        1.98%        1.98%        1.98%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                   (0.53)%         0.03%          (0.56)%      (0.51)%      (0.73)%      (0.87)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                   2.01%          2.00%           2.01%        2.00%        2.00%        2.01%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (excluding waivers)               (0.53)%         0.03%          (0.58)%      (0.53)%      (0.75)%      (0.90)%
Portfolio Turnover Rate                                  96%            15%             72%          34%          49%          37%
---------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.



(2)For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund's fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                      PROSPECTUS - First American Stock Funds

Additional Information
Financial Highlights CONTINUED

SMALL CAP VALUE FUND (CONTINUED)



                                                   Fiscal year     Fiscal period
                                                      ended            ended
                                                   October 31,      October 31,            Fiscal period ended September 30,
CLASS C SHARES                                       2006(1)         2005(1,2)        2005(1)     2004(1)     2003(1)     2002(1)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                 $15.39            $15.82         $ 16.10     $13.74      $10.91      $13.13
                                                     ------            ------         -------     ------      ------      ------
Investment Operations:
 Net Investment Loss                                  (0.07)               --           (0.09)     (0.08)      (0.09)      (0.11)
 Realized and Unrealized Gains (Losses) on
  Investments                                          2.66             (0.43)           2.50       3.00        2.92       (0.12)
                                                     ------            ------         -------     ------      ------      ------
 Total From Investment Operations                      2.59             (0.43)           2.41       2.92        2.83       (0.23)
                                                     ------            ------         -------     ------      ------      ------
Less Distributions:
 Dividends (from net investment income)                  --                --           (0.03)        --          --          --
 Distributions (from net realized gains)              (3.81)               --           (2.66)     (0.56)         --       (1.99)
                                                     ------            ------         -------     ------      ------      ------
 Total Distributions                                  (3.81)               --           (2.69)     (0.56)         --       (1.99)
                                                     ------            ------         -------     ------      ------      ------
Net Asset Value, End of Period                       $14.17            $15.39         $ 15.82     $16.10      $13.74      $10.91
                                                     ======            ======         =======     ======      ======      ======
Total Return(3)                                       19.89%            (2.72)%         15.92%     21.83%      25.94%      (2.96)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                      $4,405            $4,590         $ 4,808     $4,609      $4,354      $4,873
Ratio of Expenses to Average Net Assets                2.01%             2.00%           1.99%      1.98%       1.98%       1.98%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                   (0.53)%            0.03%          (0.56)%    (0.52)%     (0.74)%     (0.87)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                   2.01%             2.00%           2.01%      2.00%       2.00%       2.01%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (excluding waivers)               (0.53)%            0.03%          (0.58)%    (0.54)%     (0.76)%     (0.90)%
Portfolio Turnover Rate                                  96%               15%             72%        34%         49%         37%
---------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES(4)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                 $16.29            $16.74         $ 16.83     $14.27      $11.26      $13.40
                                                     ------            ------         -------     ------      ------      ------
Investment Operations:
 Net Investment Income (Loss)                         (0.01)             0.01           (0.01)      0.03        0.01       (0.01)
 Realized and Unrealized Gains (Losses) on
  Investments                                          2.84             (0.46)           2.64       3.12        3.01       (0.14)
                                                     ------            ------         -------     ------      ------      ------
 Total From Investment Operations                      2.83             (0.45)           2.63       3.15        3.02       (0.15)
                                                     ------            ------         -------     ------      ------      ------
Less Distributions:
 Dividends (from net investment income)               (0.07)               --           (0.06)     (0.03)      (0.01)         --
 Distributions (from net realized gains)              (3.81)               --           (2.66)     (0.56)         --       (1.99)
                                                     ------            ------         -------     ------      ------      ------
 Total Distributions                                  (3.88)               --           (2.72)     (0.59)      (0.01)      (1.99)
                                                     ------            ------         -------     ------      ------      ------
Net Asset Value, End of Period                       $15.24            $16.29         $ 16.74     $16.83      $14.27      $11.26
                                                     ======            ======         =======     ======      ======      ======
Total Return(3)                                       20.44%            (2.69)%         16.60%     22.69%      26.79%      (2.19)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                      $1,849            $    4         $     4     $    1      $1,351      $  424
Ratio of Expenses to Average Net Assets                1.51%             1.50%           1.49%      1.23%       1.23%       1.24%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                   (0.09)%            0.59%          (0.04)%     0.22%       0.04%      (0.11)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                   1.63%             1.65%           1.66%      1.25%       1.25%       1.27%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (excluding waivers)               (0.21)%            0.44%          (0.21)%     0.20%       0.02%      (0.14)%
Portfolio Turnover Rate                                  96%               15%             72%        34%         49%         37%
---------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.



(2)For the period October 1, 2005 to October 31, 2005. Effective in October 1, 2005, the fund's fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.



(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.



(4)Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

                      PROSPECTUS - First American Stock Funds

Additional Information
Financial Highlights CONTINUED

SMALL CAP VALUE FUND (CONTINUED)





                                            Fiscal year       Fiscal period
                                               ended              ended
                                            October 31,        October 31,                Fiscal year ended September 30,
CLASS Y SHARES                                2006(1)           2005(1,2)         2005(1)      2004(1)      2003(1)      2002(1)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period         $  16.62           $  17.06          $  17.05     $  14.44     $  11.38     $  13.48
                                             --------           --------          --------     --------     --------     --------
Investment Operations:
 Net Investment Income                           0.07               0.01              0.07         0.08         0.03         0.02
 Realized and Unrealized Gains (Losses)
  on Investments                                 2.90              (0.45)             2.67         3.16         3.05        (0.12)
                                             --------           --------          --------     --------     --------     --------
 Total From Investment Operations                2.97              (0.44)             2.74         3.24         3.08        (0.10)
                                             --------           --------          --------     --------     --------     --------
Less Distributions:
 Dividends (from net investment income)         (0.07)                --             (0.07)       (0.07)       (0.02)       (0.01)
 Distributions (from net realized gains)        (3.81)                --             (2.66)       (0.56)          --        (1.99)
                                             --------           --------          --------     --------     --------     --------
 Total Distributions                            (3.88)                --             (2.73)       (0.63)       (0.02)       (2.00)
                                             --------           --------          --------     --------     --------     --------
Net Asset Value, End of Period               $  15.71           $  16.62          $  17.06     $  17.05     $  14.44     $  11.38
                                             ========           ========          ========     ========     ========     ========
Total Return(3)                                 21.01%             (2.58)%           17.08%       23.02%       27.10%       (1.83)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)              $355,148           $348,166          $363,261     $367,774     $428,846     $368,092
Ratio of Expenses to Average Net Assets          1.01%              1.00%             0.99%        0.98%        0.98%        0.98%
Ratio of Net Investment Income to Average
 Net Assets                                      0.47%              1.03%             0.44%        0.50%        0.27%        0.13%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                             1.01%              1.00%             1.01%        1.00%        1.00%        1.01%
Ratio of Net Investment Income to Average
 Net Assets (excluding waivers)                  0.47%              1.03%             0.42%        0.48%        0.25%        0.10%
Portfolio Turnover Rate                            96%                15%               72%          34%          49%          37%
---------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.



(2)For the one-month period ended October 31, 2005. Effective October 1, 2005, the fund's fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return.



(3)Total return would have been lower had certain expenses not been waived.

                      PROSPECTUS - First American Stock Funds

Additional Information
Financial Highlights CONTINUED

REAL ESTATE SECURITIES FUND


                                             Fiscal year      Fiscal period
                                                ended             ended
                                             October 31,       October 31,                Fiscal year ended September 30,
CLASS A SHARES                                 2006(1)          2005(1,2)         2005(1)       2004(1)      2003(1)      2002(1)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period          $  21.42           $  21.81         $  18.62      $ 16.00      $ 13.68      $ 13.12
                                              --------           --------         --------      -------      -------      -------
Investment Operations:
 Net Investment Income                            0.47               0.03             0.69         0.63         0.69         0.71
 Realized and Unrealized Gains (Losses)
  on Investments                                  7.77              (0.42)            4.47         3.21         2.65         0.61
                                              --------           --------         --------      -------      -------      -------
 Total From Investment Operations                 8.24              (0.39)            5.16         3.84         3.34         1.32
                                              --------           --------         --------      -------      -------      -------
Less Distributions:
 Dividends (from net investment income)          (0.58)                --            (0.55)       (0.62)       (0.69)       (0.69)
 Distributions (from net realized
  gains)                                         (2.59)                --            (1.42)       (0.60)       (0.33)          --
 Distributions (from return of capital)             --                 --               --           --           --        (0.07)
                                              --------           --------         --------      -------      -------      -------
 Total Distributions                             (3.17)                --            (1.97)       (1.22)       (1.02)       (0.76)
                                              --------           --------         --------      -------      -------      -------
Net Asset Value, End of Period                $  26.49           $  21.42         $  21.81      $ 18.62      $ 16.00      $ 13.68
                                              ========           ========         ========      =======      =======      =======
Total Return(3)                                  43.25%             (1.79)%          28.99%       24.98%       25.92%       10.07%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)               $228,186           $133,339         $135,745      $86,996      $35,754      $15,422
Ratio of Expenses to Average Net Assets           1.23%              1.23%            1.23%        1.23%        1.23%        1.23%
Ratio of Net Investment Income to
 Average Net Assets                               2.06%              1.48%            3.43%        3.63%        4.82%        5.06%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                              1.23%              1.23%            1.25%        1.26%        1.28%        1.32%
Ratio of Net Investment Income to
 Average Net Assets (excluding waivers)           2.06%              1.48%            3.41%        3.60%        4.77%        4.97%
Portfolio Turnover Rate                            161%                11%             118%         127%          69%          99%
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period          $  21.14           $  21.53         $  18.41      $ 15.85      $ 13.55      $ 13.02
                                              --------           --------         --------      -------      -------      -------
Investment Operations:
 Net Investment Income                            0.29               0.01             0.54         0.50         0.57         0.59
 Realized and Unrealized Gains (Losses)
  on Investments                                  7.66              (0.40)            4.40         3.17         2.64         0.61
                                              --------           --------         --------      -------      -------      -------
 Total From Investment Operations                 7.95              (0.39)            4.94         3.67         3.21         1.20
                                              --------           --------         --------      -------      -------      -------
Less Distributions:
 Dividends (from net investment income)          (0.42)                --            (0.40)       (0.51)       (0.58)       (0.60)
 Distributions (from net realized
  gains)                                         (2.59)                --            (1.42)       (0.60)       (0.33)          --
 Distributions (from return of capital)             --                 --               --           --           --        (0.07)
                                              --------           --------         --------      -------      -------      -------
 Total Distributions                             (3.01)                --            (1.82)       (1.11)       (0.91)       (0.67)
                                              --------           --------         --------      -------      -------      -------
Net Asset Value, End of Period                $  26.08           $  21.14         $  21.53      $ 18.41      $ 15.85      $ 13.55
                                              ========           ========         ========      =======      =======      =======
Total Return(3)                                  42.17%             (1.81)%          27.98%       24.06%       25.03%        9.21%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)               $  7,288           $  4,419         $  4,700      $ 4,412      $ 3,559      $ 2,577
Ratio of Expenses to Average Net Assets           1.98%              1.98%            1.98%        1.98%        1.98%        1.98%
Ratio of Net Investment Income to
 Average Net Assets                               1.30%              0.74%            2.69%        2.91%        4.10%        4.27%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                              1.98%              1.98%            2.00%        2.01%        2.03%        2.07%
Ratio of Net Investment Income to
 Average Net Assets (excluding waivers)           1.30%              0.74%            2.67%        2.88%        4.05%        4.18%
Portfolio Turnover Rate                            161%                11%             118%         127%          69%          99%
---------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.


(2)For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund's fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                      PROSPECTUS - First American Stock Funds

Additional Information
Financial Highlights CONTINUED

REAL ESTATE SECURITIES FUND (CONTINUED)



                                             Fiscal year       Fiscal period
                                                ended              ended
                                             October 31,        October 31,              Fiscal period ended September 30,
CLASS C SHARES                                 2006(1)           2005(1,2)         2005(1)      2004(1)      2003(1)      2002(1)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period           $ 21.21             $21.61          $18.47       $15.89       $13.62       $13.08
                                               -------             ------          ------       ------       ------       ------
Investment Operations:
 Net Investment Income                            0.28               0.01            0.54         0.50         0.59         0.62
 Realized and Unrealized Gains (Losses)
  on Investments                                  7.70              (0.41)           4.42         3.19         2.62         0.59
                                               -------             ------          ------       ------       ------       ------
 Total From Investment Operations                 7.98              (0.40)           4.96         3.69         3.21         1.21
                                               -------             ------          ------       ------       ------       ------
Less Distributions:
 Dividends (from net investment income)          (0.43)                --           (0.40)       (0.51)       (0.61)       (0.60)
 Distributions (from net realized
  gains)                                         (2.59)                --           (1.42)       (0.60)       (0.33)          --
 Distributions (from return of capital)             --                 --              --           --           --        (0.07)
                                               -------             ------          ------       ------       ------       ------
 Total Distributions                             (3.02)                --           (1.82)       (1.11)       (0.94)       (0.67)
                                               -------             ------          ------       ------       ------       ------
Net Asset Value, End of Period                 $ 26.17             $21.21          $21.61       $18.47       $15.89       $13.62
                                               =======             ======          ======       ======       ======       ======
Total Return(3)                                  42.16%             (1.85)%         28.00%       24.12%       24.88%        9.27%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                $12,281             $4,669          $4,954       $4,247       $3,229       $  986
Ratio of Expenses to Average Net Assets           1.98%              1.98%           1.98%        1.98%        1.98%        1.98%
Ratio of Net Investment Income to
 Average Net Assets                               1.25%              0.75%           2.68%        2.92%        4.12%        4.43%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                              1.98%              1.98%           2.00%        2.01%        2.03%        2.07%
Ratio of Net Investment Income to
 Average Net Assets (excluding waivers)           1.25%              0.75%           2.66%        2.89%        4.07%        4.34%
Portfolio Turnover Rate                            161%                11%            118%         127%          69%          99%
---------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES(4)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period           $ 21.61             $22.00          $18.80       $16.00       $13.69       $13.12
                                               -------             ------          ------       ------       ------       ------
Investment Operations:
 Net Investment Income                            0.35               0.02            0.72         0.61         0.69         0.70
 Realized and Unrealized Gains (Losses)
  on Investments                                  7.90              (0.41)           4.43         3.24         2.64         0.62
                                               -------             ------          ------       ------       ------       ------
 Total From Investment Operations                 8.25              (0.39)           5.15         3.85         3.33         1.32
                                               -------             ------          ------       ------       ------       ------
Less Distributions:
 Dividends (from net investment income)          (0.55)                --           (0.53)       (0.45)       (0.69)       (0.68)
 Distributions (from net realized
  gains)                                         (2.59)                --           (1.42)       (0.60)       (0.33)          --
 Distributions (from return of capital)             --                 --              --           --           --        (0.07)
                                               -------             ------          ------       ------       ------       ------
 Total Distributions                             (3.14)                --           (1.95)       (1.05)       (1.02)       (0.75)
                                               -------             ------          ------       ------       ------       ------
Net Asset Value, End of Period                 $ 26.72             $21.61          $22.00       $18.80       $16.00       $13.69
                                               =======             ======          ======       ======       ======       ======
Total Return(3)                                  42.87%             (1.77)%         28.60%       24.94%       25.80%       10.13%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                $ 9,423             $   57          $   36       $    1       $2,524       $1,224
Ratio of Expenses to Average Net Assets           1.48%              1.48%           1.48%        1.23%        1.23%        1.23%
Ratio of Net Investment Income to
 Average Net Assets                               1.50%              1.23%           3.37%        3.57%        4.87%        5.00%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                              1.60%              1.63%           1.65%        1.26%        1.28%        1.32%
Ratio of Net Investment Income to
 Average Net Assets (excluding waivers)           1.38%              1.08%           3.20%        3.54%        4.82%        4.91%
Portfolio Turnover Rate                            161%                11%            118%         127%          69%          99%
---------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.



(2)For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund's fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


(4)Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

                      PROSPECTUS - First American Stock Funds

Additional Information
Financial Highlights CONTINUED


REAL ESTATE SECURITIES FUND (CONTINUED)



                                          Fiscal year       Fiscal period
                                             ended              ended
                                          October 31,        October 31,                Fiscal year ended September 30,
CLASS Y SHARES                              2006(1)           2005(1,2)        2005(1)       2004(1)       2003(1)       2002(1)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period        $  21.54          $  21.92         $  18.71      $  16.06      $  13.73      $  13.15
                                            --------          --------         --------      --------      --------      --------
Investment Operations:
 Net Investment Income                          0.53              0.03             0.74          0.69          0.73          0.73
 Realized and Unrealized Gains
  (Losses) on Investments                       7.82             (0.41)            4.49          3.22          2.66          0.63
                                            --------          --------         --------      --------      --------      --------
 Total From Investment Operations               8.35             (0.38)            5.23          3.91          3.39          1.36
                                            --------          --------         --------      --------      --------      --------
Less Distributions:
 Dividends (from net investment
  income)                                      (0.63)               --            (0.60)        (0.66)        (0.73)        (0.71)
 Distributions (from net realized
  gains)                                       (2.59)               --            (1.42)        (0.60)        (0.33)           --
 Distributions (from return of
  capital)                                        --                --               --            --            --         (0.07)
                                            --------          --------         --------      --------      --------      --------
 Total Distributions                           (3.22)               --            (2.02)        (1.26)        (1.06)        (0.78)
                                            --------          --------         --------      --------      --------      --------
Net Asset Value, End of Period              $  26.67          $  21.54         $  21.92      $  18.71      $  16.06      $  13.73
                                            ========          ========         ========      ========      ========      ========
Total Return(3)                                43.58%            (1.73)%          29.25%        25.33%        26.19%        10.40%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)             $756,868          $504,655         $525,196      $414,544      $194,933      $120,091
Ratio of Expenses to Average Net
 Assets                                         0.98%             0.98%            0.98%         0.98%         0.98%         0.98%
Ratio of Net Investment Income to
 Average Net Assets                             2.31%             1.74%            3.66%         3.95%         5.13%         5.27%
Ratio of Expenses to Average Net
 Assets (excluding waivers)                     0.98%             0.98%            1.00%         1.01%         1.03%         1.07%
Ratio of Net Investment Income to
 Average Net Assets (excluding
 waivers)                                       2.31%             1.74%            3.64%         3.92%         5.08%         5.18%
Portfolio Turnover Rate                          161%               11%             118%          127%           69%           99%
---------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.



(2)For the one-month period ended October 31, 2005. Effective October 1, 2005, the fund's fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return.



(3)Total return would have been lower had certain expenses not been waived.

                      PROSPECTUS - First American Stock Funds

Additional Information
Financial Highlights CONTINUED

INTERNATIONAL FUND


                                                         Fiscal year    Fiscal period
                                                            ended           ended
                                                         October 31,     October 31,         Fiscal year ended September 30,
CLASS A SHARES                                             2006(1)        2005(1,2)      2005(1)    2004(1)    2003(1)    2002(1)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                       $ 12.01         $ 12.24       $ 10.19    $  8.99    $  7.33    $  8.96
                                                           -------         -------       -------    -------    -------    -------
Investment Operations:
 Net Investment Income                                        0.12            0.01          0.09       0.03       0.06         --
 Realized and Unrealized Gains (Losses) on
  Investments                                                 2.80           (0.24)         2.02       1.22       1.60      (1.63)
                                                           -------         -------       -------    -------    -------    -------
 Total From Investment Operations                             2.92           (0.23)         2.11       1.25       1.66      (1.63)
                                                           -------         -------       -------    -------    -------    -------
Less Distributions:
 Dividends (from net investment income)                      (0.13)             --         (0.06)     (0.05)        --         --
                                                           -------         -------       -------    -------    -------    -------
 Total Distributions                                         (0.13)             --         (0.06)     (0.05)        --         --
                                                           -------         -------       -------    -------    -------    -------
Net Asset Value, End of Period                             $ 14.80         $ 12.01       $ 12.24    $ 10.19    $  8.99    $  7.33
                                                           =======         =======       =======    =======    =======    =======
Total Return(3)                                              24.50%          (1.88)%       20.80%     13.91%     22.65%    (18.19)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                            $52,489         $48,439       $48,851    $44,851    $39,251    $37,232
Ratio of Expenses to Average Net Assets                       1.51%           1.51%         1.56%      1.60%      1.60%      1.60%
Ratio of Net Investment Income to Average Net Assets          0.89%           0.58%         0.77%      0.31%      0.77%      0.04%
Ratio of Expenses to Average Net Assets (excluding
 waivers)                                                     1.54%           1.55%         1.61%      1.64%      1.65%      1.66%
Ratio of Net Investment Income (Loss) to Average Net
 Assets (excluding waivers)                                   0.86%           0.54%         0.72%      0.27%      0.72%     (0.02)%
Portfolio Turnover Rate                                         17%             --            74%        77%        82%        72%
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                       $ 11.09         $ 11.31       $  9.43    $  8.34    $  6.85    $  8.45
                                                           -------         -------       -------    -------    -------    -------
Investment Operations:
 Net Investment Income (Loss)                                 0.02              --            --      (0.05)        --      (0.06)
 Realized and Unrealized Gains (Losses) on
  Investments                                                 2.58           (0.22)         1.88       1.14       1.49      (1.54)
                                                           -------         -------       -------    -------    -------    -------
 Total From Investment Operations                             2.60           (0.22)         1.88       1.09       1.49      (1.60)
                                                           -------         -------       -------    -------    -------    -------
Less Distributions:
 Dividends (from net investment income)                      (0.04)             --            --         --         --         --
                                                           -------         -------       -------    -------    -------    -------
 Total Distributions                                         (0.04)             --            --         --         --         --
                                                           -------         -------       -------    -------    -------    -------
Net Asset Value, End of Period                             $ 13.65         $ 11.09       $ 11.31    $  9.43    $  8.34    $  6.85
                                                           =======         =======       =======    =======    =======    =======
Total Return(3)                                              23.50%          (1.95)%       19.94%     13.12%     21.75%    (18.94)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                            $ 7,172         $ 6,632       $ 6,819    $ 7,371    $ 7,936    $ 7,459
Ratio of Expenses to Average Net Assets                       2.26%           2.26%         2.31%      2.35%      2.35%      2.35%
Ratio of Net Investment Income (Loss) to Average Net
 Assets                                                       0.15%          (0.17)%        0.00%     (0.48)%     0.02%     (0.68)%
Ratio of Expenses to Average Net Assets (excluding
 waivers)                                                     2.29%           2.30%         2.36%      2.39%      2.40%      2.41%
Ratio of Net Investment Income (Loss) to Average Net
 Assets (excluding waivers)                                   0.12%          (0.21)%       (0.05)%    (0.52)%    (0.03)%    (0.74)%
Portfolio Turnover Rate                                         17%             --            74%        77%        82%        72%
---------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.


(2)For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund's fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                      PROSPECTUS - First American Stock Funds

Additional Information
Financial Highlights CONTINUED

INTERNATIONAL FUND (CONTINUED)



                                                         Fiscal year    Fiscal period
                                                            ended           ended
                                                         October 31,     October 31,         Fiscal year ended September 30,
CLASS C SHARES                                             2006(1)        2005(1,2)      2005(1)    2004(1)    2003(1)    2002(1)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                       $11.47          $11.70        $ 9.76     $ 8.63     $  7.09    $  8.75
                                                           ------          ------        ------     ------     -------    -------
Investment Operations:
 Net Investment Income (Loss)                                0.02              --            --      (0.05)         --      (0.06)
 Realized and Unrealized Gains (Losses) on
  Investments                                                2.67           (0.23)         1.94       1.18        1.54      (1.60)
                                                           ------          ------        ------     ------     -------    -------
 Total From Investment Operations                            2.69           (0.23)         1.94       1.13        1.54      (1.66)
                                                           ------          ------        ------     ------     -------    -------
Less Distributions:
 Dividends (from net investment income)                     (0.03)             --            --         --          --         --
                                                           ------          ------        ------     ------     -------    -------
 Total Distributions                                        (0.03)             --            --         --          --         --
                                                           ------          ------        ------     ------     -------    -------
Net Asset Value, End of Period                             $14.13          $11.47        $11.70     $ 9.76     $  8.63    $  7.09
                                                           ======          ======        ======     ======     =======    =======
Total Return(3)                                             23.53%          (1.97)%       19.88%     13.14%      21.72%    (18.97)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                            $8,049          $7,520        $7,915     $8,542     $10,439    $11,027
Ratio of Expenses to Average Net Assets                      2.26%           2.26%         2.31%      2.35%       2.35%      2.35%
Ratio of Net Investment Income (Loss) to Average Net
 Assets                                                      0.16%          (0.17)%       (0.01)%    (0.52)%     (0.01)%    (0.71)%
Ratio of Expenses to Average Net Assets (excluding
 waivers)                                                    2.29%           2.30%         2.36%      2.39%       2.40%      2.41%
Ratio of Net Investment Income (Loss) to Average Net
 Assets (excluding waivers)                                  0.13%          (0.21)%       (0.06)%    (0.56)%     (0.06)%    (0.77)%
Portfolio Turnover Rate                                        17%             --            74%        77%         82%        72%
---------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES(4)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                       $11.94          $12.17        $10.11     $ 8.98     $  7.31    $  8.96
                                                           ------          ------        ------     ------     -------    -------
Investment Operations:
 Net Investment Income (Loss)                                0.05           (0.02)         0.09      (0.01)       0.04       0.01
 Realized and Unrealized Gains (Losses) on
  Investments                                                2.82           (0.21)         1.97       1.19        1.63      (1.66)
                                                           ------          ------        ------     ------     -------    -------
 Total From Investment Operations                            2.87           (0.23)         2.06       1.18        1.67      (1.65)
                                                           ------          ------        ------     ------     -------    -------
Less Distributions:
 Dividends (from net investment income)                        --              --            --      (0.05)         --         --
                                                           ------          ------        ------     ------     -------    -------
 Total Distributions                                           --              --            --      (0.05)         --         --
                                                           ------          ------        ------     ------     -------    -------
Net Asset Value, End of Period                             $14.81          $11.94        $12.17     $10.11     $  8.98    $  7.31
                                                           ======          ======        ======     ======     =======    =======
Total Return(3)                                             24.04%          (1.89)%       20.38%     13.16%      22.85%(5)  (18.42)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                            $    1          $    1        $  163     $    1     $ 8,533    $10,817
Ratio of Expenses to Average Net Assets                      1.76%           1.76%         1.81%      1.60%       1.60%      1.60%
Ratio of Net Investment Income (Loss) to Average Net
 Assets                                                      0.39%           0.33%         0.77%     (0.11)%      0.57%      0.16%
Ratio of Expenses to Average Net Assets (excluding
 waivers)                                                    1.91%           1.95%         2.01%      1.64%       1.65%      1.66%
Ratio of Net Investment Income (Loss) to Average Net
 Assets (excluding waivers)                                  0.24%           0.14%         0.57%     (0.15)%      0.52%      0.10%
Portfolio Turnover Rate                                        17%             --            74%        77%         82%        72%
---------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.



(2)For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund's fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.



(3)Total return would have been lower had certain expenses not been waived.



(4)Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.



(5)In 2003, 0.14% of the share class' total return was a result of a reimbursement by the advisor related to foreign currency principal trades between the International Fund and U.S. Bank from April 1994 to September 2001, which were in violation of the Investment Company Act of 1940. Excluding the reimbursement, total return would have been 22.71%.

                      PROSPECTUS - First American Stock Funds

Additional Information
Financial Highlights CONTINUED

INTERNATIONAL FUND (CONTINUED)



                                                 Fiscal year    Fiscal period
                                                    ended           ended
                                                 October 31,     October 31,             Fiscal year ended September 30,
CLASS Y SHARES                                     2006(1)        2005(1,2)       2005(1)       2004(1)      2003(1)     2002(1)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period             $    12.16      $    12.39      $    10.31    $     9.10    $   7.40    $   9.03
                                                 ----------      ----------      ----------    ----------    --------    --------
Investment Operations:
 Net Investment Income                                 0.16            0.01            0.12          0.06        0.09        0.03
 Realized and Unrealized Gains (Losses) on
  Investments                                          2.83           (0.24)           2.05          1.23        1.61       (1.66)
                                                 ----------      ----------      ----------    ----------    --------    --------
 Total From Investment Operations                      2.99           (0.23)           2.17          1.29        1.70       (1.63)
                                                 ----------      ----------      ----------    ----------    --------    --------
Less Distributions:
 Dividends (from net investment income)               (0.16)             --           (0.09)        (0.08)         --          --
                                                 ----------      ----------      ----------    ----------    --------    --------
 Total Distributions                                  (0.16)             --           (0.09)        (0.08)         --          --
                                                 ----------      ----------      ----------    ----------    --------    --------
Net Asset Value, End of Period                   $    14.99      $    12.16      $    12.39    $    10.31    $   9.10    $   7.40
                                                 ==========      ==========      ==========    ==========    ========    ========
Total Return(3)                                       24.81%          (1.86)%         21.12%        14.13%      22.97%(4)   (18.05)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                  $1,738,254      $1,516,510      $1,523,057    $1,145,409    $991,027    $540,495
Ratio of Expenses to Average Net Assets                1.26%           1.26%           1.31%         1.35%       1.35%       1.35%
Ratio of Net Investment Income to Average Net
 Assets                                                1.16%           0.83%           1.07%         0.59%       1.08%       0.36%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                   1.29%           1.30%           1.36%         1.39%       1.40%       1.41%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                            1.13%           0.79%           1.02%         0.55%       1.03%       0.30%
Portfolio Turnover Rate                                  17%             --              74%           77%         82%         72%
---------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.


(2)For the one-month period ended October 31, 2005. Effective October 1, 2005, the fund's fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return.


(3)Total return would have been lower had certain expenses not been waived.



(4)In 2003, 0.13% of Class Y share's total return was a result of a reimbursement by the advisor related to foreign currency principal trades between the International Fund and U.S. Bank from April 1994 to September 2001, which were in violation of the Investment Company Act of 1940. Excluding the reimbursement, total return would have been 22.84%.

                      PROSPECTUS - First American Stock Funds

(FIRST AMERICAN FUNDS LOGO)

FOR MORE INFORMATION

More information about the First American Funds is available on the funds' Internet site at www.firstamericanfunds.com and in the following documents:

    ANNUAL AND SEMIANNUAL REPORTS

    Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

    STATEMENT OF ADDITIONAL INFORMATION (SAI)

    The SAI provides more details about the funds and their policies and is incorporated into this prospectus by reference (which means that it is legally part of this prospectus).

You can obtain a free copy of the funds' most recent annual or semiannual reports or the SAI, request other information about the funds, or make other shareholder inquiries by calling Investor Services at 800 677-3863 (FUND) or by contacting the funds at the address below. Annual or semiannual reports and the SAI are also available on the funds' Internet site.

Information about the funds (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the funds are also available on the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.


SEC file number:  811-05309                                      PROSTOCKR  2/07
--------------------------------------------------------------------------------

FIRST AMERICAN FUNDS
P.O. Box 1330
Minneapolis, MN 55440-1330

                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 28, 2007

                                  EQUITY FUNDS

                                 BALANCED FUND
                               EQUITY INCOME FUND
                               EQUITY INDEX FUND
                               INTERNATIONAL FUND
                           INTERNATIONAL SELECT FUND
                      LARGE CAP GROWTH OPPORTUNITIES FUND
                             LARGE CAP SELECT FUND
                              LARGE CAP VALUE FUND
                       MID CAP GROWTH OPPORTUNITIES FUND
                               MID CAP INDEX FUND
                               MID CAP VALUE FUND
                          REAL ESTATE SECURITIES FUND
                      SMALL CAP GROWTH OPPORTUNITIES FUND
                              SMALL CAP INDEX FUND
                             SMALL CAP SELECT FUND
                              SMALL CAP VALUE FUND
                            SMALL-MID CAP CORE FUND

     This Statement of Additional Information relates to the Class A, Class B, Class C, Class R and Class Y Shares of the funds named above (the "Funds"), each of which is a series of First American Investment Funds, Inc. ("FAIF"). This Statement of Additional Information is not a prospectus, but should be read in conjunction with the current Prospectuses dated February 28, 2007. The financial statements included as part of the Funds' Annual Reports to shareholders for the fiscal year ended October 31, 2006 for all Funds, except for International Select Fund, are incorporated by reference into this Statement of Additional Information. This Statement of Additional Information is incorporated into the Funds' Prospectuses by reference. To obtain copies of the Prospectuses or the Funds' Annual Reports at no charge, write the Funds' distributor, Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202, or call Investor Services at 800 677-FUND. Please retain this Statement of Additional Information for future reference.

                                TABLE OF CONTENTS

                                                                        PAGE
                                                                     ----------
GENERAL INFORMATION...............................................            1

ADDITIONAL INFORMATION CONCERNING FUND INVESTMENTS................            2
   Asset-Backed Securities........................................            2
   Collateralized Debt Obligations................................            2
   Corporate Debt Securities......................................            2
   Closed-End Investment Companies................................            3
   Debt Obligations Rated Less Than Investment Grade..............            3
   Dollar Rolls...................................................            4
   Exchange Traded Funds..........................................            4
   Fixed and Floating Rate Debt Obligations.......................            4
   Fixed Income Securities........................................            4
   Foreign Currency Transactions..................................            5
   Foreign Securities.............................................            6
   Futures and Options on Futures.................................            8
   Inflation Protected Securities.................................            9
   Interest Rate Caps and Floors..................................           10
   Lending of Portfolio Securities................................           11
   Mortgage-Backed Securities.....................................           11
   Options Transactions...........................................           14
   Preferred Stock and Convertible Securities.....................           16
   Real Estate Investment Trust Securities........................           16
   Repurchase Agreements..........................................           17
   Royalty Trusts.................................................           17
   Short-Term Temporary Investments...............................           18
   Swap Agreements................................................           19
   Trust Preferred Securities.....................................           20
   U.S. Government Securities.....................................           20
   When-Issued and Delayed Delivery Transactions..................           21
   Zero Coupon Securities.........................................           21

INVESTMENT RESTRICTIONS...........................................           21

PORTFOLIO TURNOVER................................................           23

DISCLOSURE OF PORTFOLIO HOLDINGS..................................           23
   Public Disclosure..............................................           23
   Nonpublic Disclosure...........................................           24

DIRECTORS AND EXECUTIVE OFFICERS..................................           25
   Independent Directors..........................................           26
   Executive Officers.............................................           27
   Standing Committees of the Board of Directors..................           29
   Fund Shares Owned by the Directors.............................           30
   Compensation...................................................           31
   Sales Loads....................................................           32

CODE OF ETHICS....................................................           32

PROXY VOTING POLICIES.............................................           32

INVESTMENT ADVISORY AND OTHER SERVICES FOR THE FUND...............           33

   Investment Advisor.............................................           33
   Sub-Advisor for International Fund.............................           35
   Sub-Advisors for International Select Fund.....................           36
   Additional Payments to Financial Intermediaries................           37
   Administrator..................................................           40
   Transfer Agent.................................................           41
   Distributor....................................................           42
   Custodians and Independent Registered Public Accounting Firm...           46

PORTFOLIO MANAGERS................................................           46
   Other Accounts Managed.........................................           46
   Portfolio Manager Compensation.................................           51
   Ownership of Fund Shares.......................................           53

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE................           55

CAPITAL STOCK.....................................................           59

NET ASSET VALUE AND PUBLIC OFFERING PRICE.........................           72

TAXATION..........................................................           74

REDUCING SALES CHARGES............................................           75
   Class A Sales Charge...........................................           75
   Sales of Class A Shares at Net Asset Value.....................           76
   Reinvestment Right.............................................           76

ADDITIONAL INFORMATION ABOUT PURCHASING CLASS Y SHARES............           77

ADDITIONAL INFORMATION ABOUT REDEEMING SHARES.....................           77
   By Telephone...................................................           77
   By Mail........................................................           77
   Redemptions Before Purchase Instruments Clear..................           78

FINANCIAL STATEMENTS..............................................           78

RATINGS...........................................................   Appendix A

PROXY VOTING POLICIES AND PROCEDURES..............................   Appendix B

                               GENERAL INFORMATION

     First American Investment Funds, Inc. ("FAIF") was incorporated in the State of Maryland on August 20, 1987 under the name "SECURAL Mutual Funds, Inc." The Board of Directors and shareholders, at meetings held January 10, 1991, and April 2, 1991, respectively, approved amendments to the Articles of Incorporation providing that the name "SECURAL Mutual Funds, Inc." be changed to "First American Investment Funds, Inc."

     FAIF is organized as a series fund and currently issues shares in 39 series. Each series of shares represents a separate investment portfolio with its own investment objectives and policies (in essence, a separate mutual fund). The series of FAIF to which this Statement of Additional Information relates are named on the cover. These series are referred to in this Statement of Additional Information individually as the "Fund," and collectively as the "Funds." The Funds are diversified open-end management investment companies.

     Shareholders may purchase shares of each Fund through five separate classes, Class A, Class B, Class C, Class R, and Class Y, which provide for variations in distribution costs, shareholder servicing fees, voting rights and dividends. To the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund may also provide for variations in other costs among the classes. In addition, a sales load is imposed on the sale of Class A, Class B and Class C shares of the Fund. Except for the foregoing differences among the classes pertaining to costs and fees, each share of each Fund represents an equal proportionate interest in that Fund.

     The Articles of Incorporation and Bylaws of FAIF provide that meetings of shareholders be held as determined by the Board of Directors and as required by the 1940 Act. Maryland corporation law requires a meeting of shareholders to be held upon the written request of shareholders holding 10% or more of the voting shares of FAIF, with the cost of preparing and mailing the notice of such meeting payable by the requesting shareholders. The 1940 Act requires a shareholder vote for, among other things, all amendments to fundamental investment policies and restrictions, for approval of investment advisory contracts and amendments thereto, and for amendments to Rule 12b-1 distribution plans.

     This Statement of Additional Information may also refer to affiliated investment companies, including: First American Funds, Inc. ("FAF"); First American Strategy Funds, Inc. ("FASF"); and eight separate closed-end funds (American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. II, American Strategic Income Portfolio Inc. III, American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio Inc., First American Minnesota Municipal Income Fund II, Inc., American Select Portfolio Inc., and American Income Fund, Inc.), collectively referred to as the First American Closed-End Funds ("FACEF").

               ADDITIONAL INFORMATION CONCERNING FUND INVESTMENTS

     The principal investment strategies of each Fund are set forth in that Fund's Prospectus. Additional information concerning principal investment strategies of the Funds, and other investment strategies that may be used by the Funds, is set forth below. The Funds have attempted to identify investment strategies that will be employed in pursuing each Fund's investment objective. However, in the absence of an affirmative limitation, a Fund may utilize any strategy or technique that is consistent with its investment objective. The Funds do not anticipate that any such strategy or technique would exceed 5% of a Fund's assets absent specific identification of that practice. Additional information concerning the Funds' investment restrictions is set forth below under "Investment Restrictions."

     If a percentage limitation on investments by a Fund stated in this SAI or the Prospectus is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitations on borrowing. A Fund which is limited to investing in securities with specified ratings or of a certain credit quality is not required to sell a security if its rating is reduced or its credit quality declines after purchase, but the Fund may consider doing so. Descriptions of the rating categories of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), Fitch, Inc. ("Fitch") and Moody's Investors Service, Inc. ("Moody's) are contained in Appendix A.

     References in this section to the Advisor also apply, to the extent applicable, to any sub-advisor to the Funds ("Sub-Advisor" or, collectively, the "Sub-Advisors").

ASSET-BACKED SECURITIES

     Balanced Fund may invest in asset-backed securities as a principal investment strategy. Asset-backed securities generally constitute interests in, or obligations secured by, a pool of receivables other than mortgage loans, such as automobile loans and leases, credit card receivables, home equity loans and trade receivables. Asset-backed securities generally are issued by a private special-purpose entity. Their ratings and creditworthiness typically depend on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy, as well as on the credit quality of the underlying receivables and the amount and credit quality of any third-party credit enhancement supporting the underlying receivables or the asset-backed securities. Asset-backed securities and their underlying receivables generally are not issued or guaranteed by any governmental entity.

COLLATERALIZED DEBT OBLIGATIONS

     Balanced Fund may invest in Collateralized Debt Obligations ("CDOs") as a non-principal investment strategy. Similar to CMOs described below under "--Mortgage-Backed Securities," CDOs are debt obligations typically issued by a private special-purpose entity and collateralized principally by debt securities (including, for example, high-yield, high-risk bonds, structured finance securities including asset-backed securities, CDOs, mortgage-backed securities and REITs) or corporate loans. The special purpose entity typically issues one or more classes (sometimes referred to as "tranches") of rated debt securities, one or more unrated classes of debt securities that are generally treated as equity interests, and a residual equity interest. The tranches of CDOs typically have different interest rates, projected weighted average lives and ratings, with the higher rated tranches paying lower interest rates. One or more forms of credit enhancement are almost always necessary in a CDO structure to obtain the desired credit ratings for the most highly rated debt securities issued by the CDO. The types of credit enhancement used include "internal" credit enhancement provided by the underlying assets themselves, such as subordination, excess spread and cash collateral accounts, hedges provided by interest rate swaps, and "external" credit enhancement provided by third parties, principally financial guaranty insurance issued by monoline insurers. Despite this credit enhancement, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of lower rated protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class. CDOs can be less liquid than other publicly held debt issues, and require additional structural analysis.

CORPORATE DEBT SECURITIES

     Balanced Fund may invest in corporate debt securities as a principal investment strategy. Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer's debt securities. As a result of the added debt burden, the credit quality and market value of an issuer's existing debt securities may decline significantly.

CLOSED-END INVESTMENT COMPANIES

     The Balanced Fund may invest up to 10% of its total assets in common or preferred shares of closed-end investment companies that invest in Fund-eligible investments. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. Shares acquired at a premium to their net asset value may be more likely to subsequently decline in price, resulting in a loss to the Fund and its shareholders. If a Fund acquires shares of closed-end investment companies, Fund shareholders would bear both their proportionate share of the expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies.

DEBT OBLIGATIONS RATED LESS THAN INVESTMENT GRADE

     The Funds may invest in both investment grade and non-investment grade debt obligations. Debt obligations rated less than "investment grade" are sometimes referred to as "high yield securities" or "junk bonds." To be consistent with the ratings methodology used by Lehman Brothers, the provider of the benchmark for the fixed income assets of Balanced Fund, a debt obligation is considered to be rated "investment grade" if two of Moody's, Standard & Poor's and Fitch rate the security investment-grade (i.e. at least Baa, BBB and BBB, respectively). If ratings are provided by only two of those rating agencies, the more conservative rating is used to determine whether the security is investment-grade. If only one of those rating agencies provides a rating, that rating is used.
Balanced Fund may invest up to 20% of the total assets in the fixed income portion of the Fund's portfolio in debt obligations rated lower than investment grade at the time of purchase or unrated and of comparable quality by FAF Advisors, Inc., the Funds' investment advisor (formerly known as U.S. Bancorp Asset Management, Inc.) ("FAF Advisors" or the "Advisor"). Balanced Fund will not invest in debt obligations rated lower than CCC at the time of purchase or in unrated securities of equivalent quality. The other Funds may invest in non-investment grade debt obligations rated at least B by two of Standard & Poor's, Moody's and Fitch, unless only one of those rating agencies rates the security, in which case that rating must be at least B, or in unrated securities determined to be of comparable quality.

     The "equity securities" in which certain Funds may invest include corporate debt obligations which are convertible into common stock. Equity Income Fund may invest up to 25% of its total assets in less than investment grade convertible debt obligations. Each of the other Funds may invest up to 5% of its net assets in less than investment grade convertible debt obligations.

     Yields on non-investment grade debt obligations will fluctuate over time. The prices of such obligations have been found to be less sensitive to interest rate changes than higher rated obligations, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt obligations. If the issuer of a security held by a Fund defaulted, the Fund might incur additional expenses to seek recovery.

     In addition, the secondary trading market for non-investment grade debt obligations may be less developed than the market for investment grade obligations. This may make it more difficult for a Fund to value and dispose of such obligations. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of non-investment grade obligations, especially in a thin secondary trading market.

     Certain risks also are associated with the use of credit ratings as a method for evaluating non-investment grade debt obligations. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of such obligations. In addition, credit rating agencies may not timely change credit ratings to reflect current events. Thus, the success of a Fund's use of non-investment grade debt obligations may be more dependent on the Advisor's or Sub-Advisor's own credit analysis than is the case with investment grade obligations.

DOLLAR ROLLS

     Balanced Fund, with respect to its fixed income assets, may enter into mortgage "dollar rolls" in which the Fund sells securities and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. In a mortgage dollar roll, the Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will segregate until the settlement date cash or liquid securities in an amount equal to the forward purchase price.

EXCHANGE TRADED FUNDS

     International Select Fund may invest in exchange traded funds ("ETFs") as a principal investment strategy. Each other Fund may invest in ETFs as a non-principal investment strategy. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The Funds could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting the purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

FIXED AND FLOATING RATE DEBT OBLIGATIONS

     The debt obligations in which Balanced Fund invests as either a principal or non-principal investment strategy may have either fixed or floating rates. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities. Fixed rate securities tend to exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

FIXED INCOME SECURITIES

     The fixed income securities in which the Funds may invest include securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, nonconvertible preferred stocks, nonconvertible corporate debt securities, and short-term obligations of the kinds described below under "Short-Term Investments." Balanced Fund and Equity Income Fund may invest in these securities as a principal investment strategy. The other Funds may invest in these securities as a non-principal investment strategy. Except as described above under "Debt Obligations Rated Less than Investment Grade," investments in nonconvertible preferred stocks and nonconvertible corporate debt securities will be limited to investment-grade securities, defined as securities which are rated at the time of purchase by two of Moody's, Standard & Poor's and Fitch not less than Baa, BBB and BBB (or the equivalent short-term ratings), respectively, unless only one of those rating agencies provides a rating, in which case that rating must be at least Baa or BBB, or which are of comparable quality in the judgment of the Advisor. Obligations rated BBB, Baa or their equivalent have speculative characteristics and carry a somewhat higher risk of default than higher rated obligations.

     The fixed income securities specified above are subject to (i) interest rate risk (the risk that increases in market interest rates will cause declines in the value of debt securities held by a Fund); (ii) credit risk (the risk that the issuers of debt securities held by a Fund default in making required payments); and (iii) call or prepayment risk (the risk that a borrower may exercise the right to prepay a debt obligation before its stated maturity, requiring a Fund to reinvest the prepayment at a lower interest rate).

FOREIGN CURRENCY TRANSACTIONS

     Balanced Fund, International Fund, International Select Fund, and Real Estate Securities Fund may invest in securities which are purchased and sold in foreign currencies. The value of the Funds' assets as measured in U.S. dollars therefore may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The Funds also will incur costs in converting U.S. dollars to local currencies, and vice versa. The Funds therefore may enter into foreign currency transactions as a principal investment strategy.

     The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell an amount of a specific currency at a specific price on a future date agreed upon by the parties. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

     The Funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. The Funds may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date a Fund contracts to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment made in a foreign currency. The Funds also may engage in "portfolio hedging" to protect against a decline in the value of its portfolio securities as measured in U.S. dollars which could result from changes in exchange rates between the U.S. dollar and the foreign currencies in which the portfolio securities are purchased and sold. The Funds also may hedge foreign currency exchange rate risk by engaging in currency futures and options transactions.

     Although a foreign currency hedge may be effective in protecting a Fund from losses resulting from unfavorable changes in exchanges rates between the U.S. dollar and foreign currencies, it also would limit the gains which might be realized by the Fund from favorable changes in exchange rates. The Advisor's or a Sub-Advisor's decision whether to enter into currency hedging transactions will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a hedging strategy, if undertaken, would be successful. To the extent that the Advisor's or a Sub-Advisor's view regarding future exchange rates proves to have been incorrect, a Fund may realize losses on its foreign currency transactions.

     Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. A Fund will not enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its securities or other assets denominated in that currency. Each Fund will comply with applicable SEC positions requiring it to segregate assets to cover its commitments with respect to such contracts. The Funds generally will not enter into a forward contract with a term longer than one year.

     Foreign Currency Futures Transactions. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of their financial futures transactions, International Fund and International Select Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Funds may be able to achieve many of the same objectives as through investing in forward foreign currency exchange contracts.

     Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

     A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect a Fund against an adverse movement in the value of a foreign currency, it would limit the gain which might result from a favorable movement in the value of the currency. For example, if the Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund's gain would be offset in part by the premium paid for the option. Similarly, if the Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund could acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

FOREIGN SECURITIES

     General. The Funds may invest in foreign securities as a principal investment strategy. Under normal market conditions, International Fund and International Select Fund invest principally in foreign securities and the other Equity Funds (other than Equity Index Fund, Mid Cap Index Fund, and Small Cap Index Fund) each may invest up to 25% of its total assets (25% of the equity portion and 20% of the debt securities portion of Balanced Fund) in securities of foreign issuers which are either listed on a U.S. securities exchange or represented by American Depositary Receipts.

     Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by U.S. corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the U.S.

     In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the U.S. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

     Emerging Markets. International Fund and International Select Fund may invest in securities issued by the governmental and corporate issuers that are located in emerging market countries as a principal investment strategy. Balanced Fund may invest up to 20% of its assets held within the debt securities portion of the Fund in such securities. Investments in securities of issuers in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the limited development and recent emergence, in certain countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in such countries.

     Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain (particularly Eastern European) countries. To the extent of the Communist Party's influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of such countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in many developing countries. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.

     Certain countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

     Authoritarian governments in certain countries may require that a governmental or quasi-governmental authority act as custodian of the Funds' assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Funds' cash and securities, the Funds' investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

     American Depositary Receipts and European Depositary Receipts. U.S. dollar-denominated American Depositary Receipts (ADRs), which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Funds also may invest in European Depositary Receipts (EDRs), which are receipts evidencing an arrangement with a European bank similar to that for ADRs and which are designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security.

     Certain ADRs and EDRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

     Foreign Securities Exchanges. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges. Foreign markets also have different clearance and settlement procedures, and in some markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested. In addition, settlement problems could cause a Fund to miss attractive investment opportunities or to incur losses due to an inability to sell or deliver securities in a timely fashion. In the event of a default by an issuer of foreign securities, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuer.

FUTURES AND OPTIONS ON FUTURES

     The Funds may engage in futures transactions and options on futures as a principal investment strategy, including stock and interest rate index futures contracts and options thereon. Certain Funds may also enter into foreign currency futures transactions, which are discussed in more detail above under "--Foreign Currency Transactions."

     A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

     An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

     Futures options possess many of the same characteristics as options on securities, currencies and indexes (discussed below under "--Options Transactions"). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     The Funds intend generally to use futures contracts and futures options to hedge against market risk. For example, the Balanced Fund, with respect to its fixed income assets, might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. The Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce a Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     The Funds will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.

     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirement on foreign exchanges may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

     The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Futures transactions also involve brokerage costs and the Fund may have to segregate additional liquid assets in accordance with applicable SEC requirements.

     Although some futures contracts call for making or taking delivery of the underlying currency or securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying currency, security, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

     The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations.

     Limitations on Use of Futures and Futures Options. Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of a Fund's total assets. Futures transactions will be limited to the extent necessary to maintain a Fund's qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

     Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     CFTC Information. The Commodity Futures Trading Commission (the "CFTC"), a federal agency, regulates trading activity pursuant to the Commodity Exchange Act, as amended (the "CEA"). The CFTC requires the registration of a Commodity Pool Operator (a "CPO"), which is defined as any person engaged in a business which is of the nature of an investment trust, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others funds, securities or property for the purpose of trading in a commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which files a notice of eligibility. The Funds have filed a notice of eligibility claiming exclusion from the status of CPO and, therefore, are not subject to registration or regulation as a CPO under the CEA.

INFLATION PROTECTED SECURITIES

     Balanced Fund may invest in inflation protected securities as a non-principal investment strategy. Inflation protected securities are fixed income securities designed to provide protection against the negative effects of inflation.

Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

     Inflation protected securities issued by the U.S. Treasury have maturities of five, ten, twenty or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation protected bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years' inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

     If the periodic adjustment rate measuring inflation falls, the principal value of U.S. Treasury inflation protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation protected bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Other inflation-protected securities that accrue inflation into their principal value may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

     The value of inflation-protected securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected securities.

     The periodic adjustment of U.S. inflation protected bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation protected securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If the market perceives that the adjustment mechanism of an inflation-protected security does not accurately adjust for inflation, the value of the security could be adversely affected.

     While inflation protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. The calculation of the inflation index ratio for inflation protected securities issued by the U.S. Treasury incorporates an approximate three-month lag, which may have an effect on the trading price of the securities, particularly during periods of significant, rapid changes in the inflation index. To the extent that inflation has increased during the three months prior to an interest payment, that interest payment will not be protected from the inflation increase. Further, to the extent that inflation has increased during the final three months of a security's maturity, the final value of the security will not be protected against that increase, which will negatively impact the value of the security. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-protected securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

     Any increase in the principal amount of an inflation-protected security will be considered taxable income to the Fund, even though the Fund does not receive its principal until maturity.

INTEREST RATE CAPS AND FLOORS

     As a principal investment strategy, the Balanced Fund may purchase or sell interest rate caps and floors to preserve a return or a spread on a particular investment or portion of its portfolio or for other non-speculative purposes. The purchase of an interest rate cap entitles the purchaser, to the extent a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling such interest rate floor.

LENDING OF PORTFOLIO SECURITIES

     In order to generate additional income, as a non-principal investment strategy each of the Funds may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into domestic loan arrangements with broker-dealers, banks, or other institutions which the Advisor has determined are creditworthy under guidelines established by the Board of Directors. The Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans.

     In these loan arrangements, the Funds will receive collateral in the form of cash, U.S. government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. This collateral must be valued daily by the Advisor or the applicable Fund's lending agent and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the lending Fund or the borrower. While a Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

     When a Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Fund will not constitute "qualified dividends" taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities. See "Taxation."

     The Advisor acts as securities lending agent for the Funds and receives separate compensation for such services, subject to compliance with conditions contained in an SEC exemptive order permitting the Advisor to provide such services and receive such compensation. Prior to January 1, 2007, the Advisor received fees equal to 32% of the Funds' income from securities lending transactions. Effective January 1, 2007, the Advisor receives fees of up to 25% of each Fund's net income from securities lending transactions. For each Fund, except International Fund and International Select Fund, collateral for securities on loan is invested in a money market fund administered by FAF Advisors and FAF Advisors receives an administration fee equal to 0.02% of such Fund's average daily net assets.

MORTGAGE-BACKED SECURITIES

     Balanced Fund may invest in mortgage-backed securities as a principal investment strategy. These investments include Agency Pass-Through Certificates, private mortgage pass-through securities, collateralized mortgage obligations, and commercial mortgage-backed securities, as defined and described below.

     Agency Pass-Through Certificates. Agency Pass-Through Certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans. Distribution of principal and interest on the mortgage loans underlying an Agency Pass-Through Certificate is an obligation of or guaranteed by the Government National Mortgage Association (GNMA, or Ginnie
Mae), the Federal National Mortgage Association (FNMA, or Fannie Mae) or the Federal Home Loan Mortgage Corporation (FHLMC, or Freddie Mac). GNMA is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The guarantee of GNMA with respect to GNMA certificates is backed by the full faith and credit of the United States, and GNMA is authorized to borrow from the United States Treasury in an amount which is at any time sufficient to enable GNMA, with no limitation as to amount, to perform its guarantee.

     FNMA is a federally chartered and privately owned corporation organized and existing under federal law. Although the Secretary of the Treasury of the United States has discretionary authority to lend funds to FNMA, neither the United States nor any agency thereof is obligated to finance FNMA's operations or to assist FNMA in any other manner.

     FHLMC is a federally chartered corporation organized and existing under federal law, the common stock of which is owned by the Federal Home Loan Banks. Neither the United States nor any agency thereof is obligated to finance FHLMC's operations or to assist FHLMC in any other manner.

     The mortgage loans underlying GNMA certificates are partially or fully guaranteed by the Federal Housing Administration or the Veterans Administration, while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency Pass-Through Certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.

     The residential mortgage loans evidenced by Agency Pass-Through Certificates and upon which CMOs (as described further below) are based generally are secured by first mortgages on one- to four-family residential dwellings. Such mortgage loans generally have final maturities ranging from 15 to 40 years and generally provide for monthly payments in amounts sufficient to amortize their original principal amounts by the maturity dates. Each monthly payment on such mortgage loans generally includes both an interest component and a principal component, so that the holder of the mortgage loans receives both interest and a partial return of principal in each monthly payment. In general, such mortgage loans can be prepaid by the borrowers at any time without any prepayment penalty. In addition, many such mortgage loans contain a "due-on-sale" clause requiring the loans to be repaid in full upon the sale of the property securing the loans. Because residential mortgage loans generally provide for monthly amortization and may be prepaid in full at any time, the weighted average maturity of a pool of residential mortgage loans is likely to be substantially shorter than its stated final maturity date. The rate at which a pool of residential mortgage loans is prepaid may be influenced by many factors and is not predictable with precision.

     Private mortgage pass-through securities ("Private Pass-Throughs"). Private Pass-Throughs are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of fixed or adjustable rate loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

     The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

     Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations typically issued by a private special-purpose entity and collateralized by residential or commercial mortgage loans or Agency Pass-Through Certificates. The Balanced Fund will invest only in CMOs that are rated within the rating categories in which the Fund is otherwise allowed to invest or which are of comparable quality in the judgment of the Advisor. Because CMOs are debt obligations of private entities, payments on CMOs generally are not obligations of or guaranteed by any governmental entity, and their ratings and creditworthiness typically depend, among other factors, on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy.

     CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans. These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another. For instance, holders may hold interests in CMO tranches called Z-tranches which defer interest and principal payments until one or other classes of the CMO have been paid in full. In addition, for example:

     - In a sequential-pay CMO structure, one class is entitled to receive all principal payments and prepayments on the underlying mortgage loans (and interest on unpaid principal) until the principal of the class is repaid in full, while the remaining classes receive only interest; when the first class is repaid in full, a second class becomes entitled to receive all principal payments and prepayments on the underlying mortgage loans until the class is repaid in full, and so forth.

     - A planned amortization class ("PAC") of CMOs is entitled to receive principal on a stated schedule to the extent that it is available from the underlying mortgage loans, thus providing a greater (but not absolute) degree of certainty as to the schedule upon which principal will be repaid.

     - An accrual class of CMOs provides for interest to accrue and be added to principal (but not be paid currently) until specified payments have been made on prior classes, at which time the principal of the accrual class (including the accrued interest which was added to principal) and interest thereon begins to be paid from payments on the underlying mortgage loans.

     - An interest-only class of CMOs entitles the holder to receive all of the interest and none of the principal on the underlying mortgage loans, while a principal-only class of CMOs entitles the holder to receive all of the principal payments and prepayments and none of the interest on the underlying mortgage loans.

     - A floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the same direction and magnitude as changes in a specified index rate. An inverse floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as or in a multiple of, changes in a specified index rate. Floating rate and inverse floating rate classes also may be subject to "caps" and "floors" on adjustments to the interest rates which they bear.

     - A subordinated class of CMOs is subordinated in right of payment to one or more other classes. Such a subordinated class provides some or all of the credit support for the classes that are senior to it by absorbing losses on the underlying mortgage loans before the senior classes absorb any losses. A subordinated class which is subordinated to one or more classes but senior to one or more other classes is sometimes referred to as a "mezzanine" class. A subordinated class generally carries a lower rating than the classes that are senior to it, but may still carry an investment grade rating.

     It generally is more difficult to predict the effect of changes in market interest rates on the return on mortgage-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, and the magnitude of such effects may be greater in some cases. The return on interest-only and principal-only mortgage-backed securities is particularly sensitive to changes in interest rates and prepayment speeds. When interest rates decline and prepayment speeds increase, the holder of an interest-only mortgage-backed security may not even recover its initial investment. Similarly, the return on an inverse floating rate CMO is likely to decline more sharply in periods of increasing interest rates than that of a fixed-rate security. For these reasons, interest-only, principal-only and inverse floating rate mortgage-backed securities generally have greater risk than more conventional classes of mortgage-backed securities. The Balanced Fund will not invest more than 10% of its total assets in interest-only, principal-only, inverse interest only or inverse floating rate mortgage-backed securities.

     Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-backed securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-backed securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and may exhibit greater price volatility than other types of mortgage-backed securities.

     Adjustable Rate Mortgage Securities ("ARMS"). The Balanced Fund may invest in ARMS as a non-principal investment strategy. ARMS are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. ARMS also include adjustable rate tranches of CMOs. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates.

     ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent interest rates increase in excess of the caps, ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages. The extent to which the prices of ARMS fluctuate with changes in interest rates will also be affected by the indices underlying the ARMS.

OPTIONS TRANSACTIONS

     To the extent set forth below, the Funds may purchase put and call options on securities, stock indices, interest rate indices, commodity indices, and/or foreign currencies. These transactions will be undertaken for the purpose of reducing risk to the Funds; that is, for "hedging" purposes, or, in the case of options written by a Fund, to produce additional income. Options on futures contracts are discussed above under "-- Futures and Options on Futures."

     Options on Securities. As a principal investment strategy, each Fund (other than Equity Index Fund, Mid Cap Index Fund, and Small Cap Index Fund) may purchase put and call options on securities it owns or has the right to acquire. A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the "exercise price") at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the "premium" paid by the purchaser for the right to sell or buy.

     A Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, a Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.

     Options on Stock and Interest Rate Indices. As a principal investment strategy, each Fund may purchase put and call options on stock indices and Balanced Fund may purchase put and call options on interest rate indices. An option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, for the premium received, to make delivery of this amount. Settlements for index options are always in cash. Gain or loss depends on market movements with respect to specific financial instruments. The multiplier for index options determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current value of the underlying index. Options on different indices may have different multipliers.

     Options on Currencies. Foreign currency options are discussed in detail above under " -- Foreign Currency Transactions - Foreign Currency Options."

     Writing Call Options. As a principal investment strategy, the Funds may write (sell) covered call options covering up to 25% of the equity securities owned by such Funds, except that International Fund and International Select Fund may write (sell) covered call options covering up to 50% of the equity securities owned by such Fund. These transactions would be undertaken principally to produce additional income.

     Covered Options. The Fund will write options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other liquid assets in such amount are segregated) upon conversion or exchange of the securities held by the Fund. For a call option on an index or currency, the option is covered if the Fund segregates liquid assets in an amount equal to the contract value of the index or currency. A call option is also covered if the Fund holds a call on the same security, index or currency as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets. A put option on a security, currency or index is "covered" if the Fund segregates liquid assets equal to the exercise price. A put option is also covered if the Fund holds a put on the same security, currency or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     Expiration or Exercise of Options. If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, currency or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security, currency or index in relation to the exercise price of the option, the volatility of the underlying security, currency or index, and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked price.

     Risks Associated with Options Transactions. There are several risks associated with options transactions. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill it obligations as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put) or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

     If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

     Limitations. None of the Funds, other than International Fund and International Select Fund, will invest more than 5% of the value of its total assets in purchased options, provided that options which are "in the money" at the time of purchase may be excluded from this 5% limitation. A call option is "in the money" if the exercise price is lower than the current market price of the underlying security or index, and a put option is "in the money" if the exercise price is higher than the current market price. A Fund's loss exposure in purchasing an option is limited to the sum of the premium paid and the commission or other transaction expenses associated with acquiring the option.

PREFERRED STOCK AND CONVERTIBLE SECURITIES

     The Funds may invest in preferred stock as a non-principal investment strategy. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Each Fund, as a non-principal investment strategy, may invest in debt securities which are convertible into or exchangeable for, or which carry warrants or other rights to acquire, common or preferred stocks.

REAL ESTATE INVESTMENT TRUST ("REIT") SECURITIES

     A majority of Real Estate Securities Fund's total assets will be invested in securities of real estate investment trusts. Each other Fund may invest in REITs as a non-principal investment strategy. REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

     REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although Real Estate Securities Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

     Because Real Estate Securities Fund invests primarily in the real estate industry, it is particularly subject to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry.

     Because Real Estate Securities Fund may invest a substantial portion of its assets in REITs, it also is subject to risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Funds, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

REPURCHASE AGREEMENTS

     Each of the Funds may invest in repurchase agreements as a non-principal investment strategy. Ordinarily, the Funds do not expect its investments in repurchase agreements to exceed 10% of its total assets. However, because a Fund may invest without limit in cash and short-term securities for temporary defensive purposes, there is no limit on a Fund's ability to invest in repurchase agreements. A repurchase agreement involves the purchase by a Fund of securities with the agreement that after a stated period of time, the original seller will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Fund will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the Fund) will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest), a Fund would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. The Advisor will monitor the creditworthiness of the firms with which the Funds enter into repurchase agreements.

     The Funds' custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the appropriate Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

ROYALTY TRUSTS

     Balanced Fund may invest in publicly-traded royalty trusts as a non-principal investment strategy. Royalty trusts are income-oriented equity investments that indirectly, through the ownership of trust units, provide investors (called "unit holders") with exposure to energy sector assets such as coal, oil and natural gas. A royalty trust receives royalty income from the production of a natural resource and then distributes this income to unit holders less deductions for management fees and capital expenses. The trusts have no physical operations of their own and have no management or employees; rather, they are merely financing vehicles. Other companies mine the resources and pay royalties on those resources to the trust.

     The level of royalty income the trust receives is subject to swings in commodity prices and production levels, which can cause distributions of royalty income to be very inconsistent. Commodity prices can fluctuate widely on a month-to-month basis in response to a variety of factors that are beyond the control of the trust, including political conditions in a major commodity producing region, especially the Middle East in the case of crude oil, worldwide economic conditions, weather conditions, the supply and price of domestic and foreign energy resources, the level of consumer demand, the price and availability of alternative energy resources, the proximity to, and capacity of, transportation facilities, the effect of worldwide energy conservation measures, and the nature and extent of governmental regulation and taxation. When prices decline, the trust is affected in two ways. First, net royalties are reduced. Second, exploration and development activity on the underlying properties may decline as some projects may become uneconomic and are either delayed or eliminated. It is impossible to predict future crude oil and natural gas price movements, and this reduces the predictability of future cash distributions to unit holders.

     The assets of the trust are depleting assets and, if the operators developing the underlying properties do not perform additional development projects, the assets may deplete faster than expected. In some cases, operators may sacrifice opportunities to reinvest in the business in order to maintain or increase the level of royalty income passed onto the trust. Eventually, the assets of the trust will cease to produce in commercial quantities and the trust will cease to receive royalties. There is no guarantee that distributions made to a unit holder over the life of these depleting assets will equal or exceed the purchase price paid by the unit holder. If the business starts to lose money, the trust can reduce or even eliminate distributions.

     Trust unit holders generally have limited or no voting rights and limited ability to enforce the trust's rights against the current or future operators developing the underlying properties. For example, there is no requirement for annual meetings of trust unit holders or for an annual election of the trustee(s). In some cases, the limited liability of unit holders is also uncertain. The unit holders are not protected from the liabilities of the trust to the same extent that a shareholder would be protected from a corporation's liabilities, and could theoretically have unlimited liability for the actions of the trust.

     Royalty trusts are structured to avoid taxes at the entity level. In a traditional corporate tax structure, net income is taxed at the corporate level and again as dividends in the hands of the unit holder. An income trust, if properly structured, should not be subject to U.S Federal income tax. This flow-through structure means that the distributions to unit holders are generally higher than dividends from an equivalent corporate entity. Each unit holder is taxable on this pro rata share of the trust's net income. Distributions from U.S. royalty trusts are considered ordinary income to the holder and are taxed accordingly. Due to the depleting nature of oil and gas assets, a depletion deduction is available to unit holders to defer taxes on royalty income, enhancing the taxable equivalent yield. The flow-through tax structure of royalty trusts could be challenged under existing laws, or the tax laws could change.

SHORT-TERM TEMPORARY INVESTMENTS

     In an attempt to respond to adverse market, economic, political or other conditions, the Funds may temporarily invest without limit in a variety of short-term instruments such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the U.S. Government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of a Fund; securities of other mutual funds that invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to an advisory fee); and other similar high-quality short-term U.S. dollar-denominated obligations. The other mutual funds in which the Fund may so invest include money market funds advised by the Advisor, subject to certain restrictions contained in an exemptive order issued by the SEC with respect thereto.

     The Balanced Fund, International Fund, and International Select Fund may also invest in Eurodollar certificates of deposit issued by foreign branches of U.S. or foreign banks; Eurodollar time deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks; and Yankee certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States. In each instance, these Funds may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.

     Short-term investments and repurchase agreements may be entered into on a joint basis by the Funds and other funds advised by the Advisor to the extent permitted by an exemptive order issued by the SEC with respect to the Funds. A brief description of certain kinds of short-term instruments follows:

     Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Subject to the limitations described in the Prospectus, the Funds may purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories by Standard & Poor's, Fitch or Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. The Funds also may invest in commercial paper that is not rated but that is determined by the Advisor to be of comparable quality to instruments that are so rated. For a description of the rating categories of Standard & Poor's, Fitch and Moody's, see Appendix A.

     Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

     Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

     Variable Rate Demand Obligations. Variable rate demand obligations ("VRDO") are securities in which the interest rate is adjusted at pre-designated periodic intervals. VRDOs may include a demand feature which is a put that entitles the holder to receive the principal amount of the underlying security or securities and which may be exercised either at any time on no more than 30 days' notice or at specified intervals not exceeding 397 calendar days on no more than 30 days' notice.

SWAP AGREEMENTS

     The Balanced Fund may enter into interest rate, total return and credit default swap agreements as a principal investment strategy. The Fund may also enter into options on the foregoing types of swap agreements ("swap options") and in bonds issued by special purpose entities that are backed by a pool of swaps.

     Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined investment or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options.

     Interest rate swaps involve the exchange of a fixed rate of interest for a floating rate of interest, usually over a one- to ten-year term. In a total return swap, one party agrees to pay the other the "total return" of a defined underlying asset, usually in return for a specified fixed or floating cash flow unrelated to the credit worthiness of the underlying asset. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. Credit default swaps involve the exchange of a monthly interest rate spread over a period of time for the risk of default by an individual corporate borrower or with respect to a basket of securities.

     One example of the use of swaps within the Fund may be to manage the interest rate sensitivity of the Fund. The Fund might receive or pay a fixed interest rate of a particular maturity and pay or receive a floating rate in order to increase or decrease the duration of the Fund. Or, the Fund may buy or sell swap options to effect the same result. The Fund may also replicate a security by selling it, placing the proceeds in cash deposits, and receiving a fixed rate in the swap market.

     Another example of the use of swaps within the Fund is the use of credit default swaps to buy or sell credit protection. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The seller of credit protection against a security or basket of securities receives an upfront or periodic payment to compensate against potential default events. The Fund may enhance income by selling protection or protect credit risk by buying protection. Market supply and demand factors may cause distortions between the cash securities market and the credit default swap market. The credit protection market is still relatively new and should be considered illiquid.

     The Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by a portfolio manager to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

     Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by assets determined to be liquid by the Advisor.

     The use of swap agreements by the Fund entails certain risks. Interest rate swaps could result in losses if interest rate changes are not correctly anticipated by the Fund. Total return swaps could result in losses if the underlying asset does not perform as anticipated by the Fund. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.

     The Fund will generally incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the Fund purchases a swap option it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option it will be obligated, upon exercise of the option, according to the terms of the underlying agreement.

     Because swaps are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

TRUST PREFERRED SECURITIES

     The Balanced Fund may invest in trust preferred securities as a non-principal investment strategy. Trust preferred securities are preferred securities typically issued by a special purpose trust subsidiary and backed by subordinated debt of that subsidiary's parent corporation. Trust preferred securities may have varying maturity dates, at times in excess of 30 years, or may have no specified maturity date with an onerous interest rate adjustment if not called on the first call date. Dividend payments of the trust preferred securities generally coincide with interest payments on the underlying subordinated debt. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike preferred stocks, distributions are treated as interest rather than dividends for federal income tax purposes and therefore, are not eligible for the dividends-received deduction. See "Taxation." Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation and may be deferred for up to 20 consecutive quarters. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

U.S. GOVERNMENT SECURITIES

     Balanced Fund invests in U.S. government securities as a principal investment strategy. The other Funds may invest in such securities as a non-principal investment strategy. The U.S. government securities in which the Funds may invest are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The U.S. government securities in which the Funds invest principally are:

     - direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

     - notes, bonds, and discount notes issued and guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;

     - notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and

     - notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities.

     The government securities in which the Funds may invest are backed in a variety of ways by the U.S. government or its agencies or instrumentalities. Some of these securities, such as Government National Mortgage Association ("GNMA") mortgage-backed securities, are backed by the full faith and credit of the U.S. government. Other securities, such as obligations of the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC") are backed by the credit of the agency or instrumentality issuing the obligations but not the full faith and credit of the U.S. government. No assurances can be given that the U.S.

government will provide financial support to these other agencies or instrumentalities because it is not obligated to do so. See "-- Mortgage-Backed Securities" above for a description of these securities.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     Each of the Funds (other than Equity Index Fund, Mid Cap Index Fund, and Small Cap Index Fund) may purchase securities on a when-issued or delayed delivery basis as a non-principal investment strategy. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. A Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date. Pending delivery of the securities, each Fund will segregate cash or liquid securities in an amount sufficient to meet its purchase commitments.

     The purchase of securities on a when-issued or delayed delivery basis exposes a Fund to risk because the securities may decrease in value prior to delivery. In addition, a Fund's purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Fund's total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. A seller's failure to deliver securities to a Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

     When a Fund agrees to purchase securities on a when-issued or delayed delivery basis, the Fund will segregate cash or liquid securities in an amount sufficient to meet the Fund's purchase commitments. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid securities to satisfy its purchase commitments, its liquidity and the ability of the Advisor to manage it might be affected in the event its commitments to purchase when-issued or delayed delivery securities ever became significant. Under normal market conditions, however, a Fund's commitments to purchase when-issued or delayed delivery securities will not exceed 25% of the value of its total assets.

ZERO COUPON SECURITIES

     Balanced Fund may invest in zero coupon, fixed income securities as a non-principal investment strategy. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, while zero coupon securities generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause the Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Internal Revenue Code of 1986, as amended (the "Code").

                             INVESTMENT RESTRICTIONS

     In addition to the investment objectives and policies set forth in the Prospectuses and under the caption "Additional Information Concerning Fund Investments" above, each the Funds is subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 8 below are fundamental and cannot be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund as defined in the 1940 Act, i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

     None of the Funds will:

     1. Concentrate its investments in a particular industry, except that any Fund with one or more industry concentrations implied by its name shall, in normal market conditions, concentrate in securities of issues within that industry or industries. For purposes of this limitation, the U.S. Government, and state or municipal governments and their political subdivisions are not considered members of any industry.

          Whether the Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

     2. Borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

     3. With respect to 75% of its total assets, purchase securities of an issuer (other than (i) securities issued by other investment companies, (ii) securities issued by the U.S. Government, its agencies, instrumentalities or authorities, or (iii) repurchase agreements fully collateralized by U.S. Government securities) if (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund. This investment restriction does not apply to the Real Estate Securities Fund.

     4.   Invest in companies for the primary purpose of control or management.

     5. Purchase physical commodities or contracts relating to physical commodities.

     6. Purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

     7. Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

     8. Make loans except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

     For purposes of applying the limitation set forth in number 1 above, according to the current interpretation by the SEC, the Fund would be concentrated in an industry if 25% or more of its total assets, based on current market value at the time of purchase, were invested in that industry. The Fund will use industry classifications provided by Bloomberg, Lehman Brothers, or other similar sources to determine its compliance with this limitation.

     For purposes of applying the limitation set forth in number 2 above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund's total assets is at least 300% of the principal amount of all of the Fund's borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund's total assets). In the event that such asset coverage shall at any time fall below 300% the Fund shall, within three days thereafter (not including Sundays and holidays) reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%.

     For purposes of applying the limitation set forth in number 8 above, there are no limitations with respect to unsecured loans made by the Fund to an unaffiliated party. However, when the Fund loans its portfolio securities, the obligation on the part of the Fund to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid violation of Section 18(f), the Fund may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan.

     The following restrictions are non-fundamental and may be changed by FAIF's Board of Directors without a shareholder vote:

     None of the Funds will:

     1. Invest more than 15% of its net assets in all forms of illiquid investments.

     2. Borrow money in an amount exceeding 10% of the borrowing Fund's total assets. None of the Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. No Fund will make additional investments while its borrowings exceed 5% of total assets.

     3.   Make short sales of securities.

     4. Lend portfolio securities representing in excess of one-third of the value of its total assets.

     5. Pledge any assets, except in connection with any permitted borrowing and then in amounts not in excess of one-third of the Fund's total assets, provided that for the purposes of this restriction, margin deposits, security interests, liens and collateral arrangements with respect to options, futures contracts, options on futures contracts, and other permitted investments and techniques are not deemed to be a pledge of assets for purposes of this limitation.

     6. Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

     With respect to the non-fundamental restriction set forth in number 1 above, the Fund will monitor portfolio liquidity on an ongoing basis and, in the event more than 15% of the Fund's net assets are invested in illiquid investments, the Fund will reduce its holdings of illiquid securities in an orderly fashion in order to maintain adequate liquidity.

     The Board of Directors has adopted guidelines and procedures under which the Fund's investment advisor is to determine whether the following types of securities which may be held by the Fund are "liquid" and to report to the Board concerning its determinations: (i) securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933; (ii) commercial paper issued in reliance on the "private placement" exemption from registration under Section 4(2) of the Securities Act of 1933, whether or not it is eligible for resale pursuant to Rule 144A; (iii) interest-only and principal-only, inverse floating and inverse interest-only securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and (iv) municipal leases and securities that represent interests in municipal leases.

     For determining compliance with its investment restriction relating to industry concentration, the Fund classifies asset-backed securities in its portfolio in separate industries based upon a combination of the industry of the issuer or sponsor and the type of collateral. The industry of the issuer or sponsor and the type of collateral will be determined by the Advisor. For example, an asset-backed security known as "Money Store 94-D A2" would be classified as follows: the issuer or sponsor of the security is The Money Store, a personal finance company, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Personal Finance Companies -- Automobile. Similarly, an asset-backed security known as "Midlantic Automobile Grantor Trust 1992-1 B" would be classified as follows: the issuer or sponsor of the security is Midlantic National Bank, a banking organization, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Banks -- Automobile. Thus, an issuer or sponsor may be included in more than one "industry" classification, as may a particular type of collateral.

                               PORTFOLIO TURNOVER

The portfolio turnover rates for Large Cap Select Fund, Small-Mid Cap Core Fund, and International Fund were significantly lower during the fiscal year ended October 31, 2006 than during the fiscal year ended September 30, 2005.

     - Large Cap Select Fund's portfolio turnover rate decreased from 176% to 112%. This decrease is primarily attributable to the completion of the significant reduction in the number of securities held in the portfolio that occurred during the fiscal year ended September 30, 2005.

     - Small-Mid Cap Core Fund's portfolio turnover rate decreased from 197% to 110%. This decrease is primarily attributable to the winding down of the change in investment strategies of the Fund (formerly called the Technology Fund) from investing primarily in technology stocks to investing primarily in stocks of small and mid-cap companies.

     - International Fund's portfolio turnover rate decreased from 77% to 17%. This decrease is primarily attributable to a decrease from the level of trading activity that existed in the fiscal year ended September 30, 2005 resulting from the change in sub-advisor to JPMorgan in December 2004.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

PUBLIC DISCLOSURE

     Each Fund is required by the SEC to file its portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with each fund's annual and semi-annual reports on form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters. These filings are generally available within sixty days of the end of the relevant Fund's fiscal quarter. In addition, the First American Fund Family makes portfolio holdings information publicly available for all First American Funds other than Equity Index Fund, Mid Cap Index Fund and Small Cap Index Fund (the "Index Funds," series of FAIF), the series of FAF (the "Money Market Funds"), which are money market funds, and the series of the Mount Vernon Trust by posting the information on the First American Funds website on a quarterly basis. The Funds will attempt to post such information within ten days of the quarter end. Until such time as it is posted, it will be Undisclosed Holdings Information, as defined below, and subject to the Funds' procedures regarding the disclosure of Undisclosed Holdings Information.

NONPUBLIC DISCLOSURE

     The Funds' board of directors has adopted policies and procedures (the "Disclosure Policies"), which prohibit the release of information concerning portfolio holdings, or information derived therefrom ("Undisclosed Holdings Information"), that has not been made public through SEC filings or the website. Different exceptions to this prohibition are made depending on the type of third party that receives the Undisclosed Holdings Information. The Disclosure Policies are designed to prevent the use of portfolio holdings information to trade against the Funds, or otherwise use the information in a way that would harm the Funds, and to prevent selected investors from having nonpublic information that will allow them to make advantageous decisions with respect to purchasing and selling Fund shares.

     Because the portfolios of the Index Funds generally mirror the composition of published indices, the Index Funds are not subject to the Disclosure Policies. In addition, the Money Market Funds are not subject to the Disclosure Policies because these Funds hold only short-term money market securities that generally do not vary significantly in value over short periods of time. The Mount Vernon Trust is not subject to the Disclosure Policies because the series of the trust are not available to the general public, but are only offered in connection with the investment of collateral received in connection with securities lending. Because of the types of securities held by, or the limited purpose of, the foregoing Funds, such Funds' portfolio holdings information would not be subject to the types of misuses that the Disclosure Policies are designed to prevent.

     Disclosure within FAF Advisors and Its Affiliates and to Fund Directors. Undisclosed Holdings Information and information derived therefrom may be provided (a) without prior approval, to individuals who are employed by FAF Advisors and who have a need to know the information, such as investment, compliance and treasury personnel, and (b) to individuals employed by affiliates of FAF Advisors who are not otherwise entitled to receive such information under "Disclosure to Fund Service Providers and Prospective Service Providers," below, if (1) such individuals are subject to FAF Advisors Code of Ethics, or that of an affiliate; (2) the fund to which such information relates is subject to FAF Advisors' market timing review; and (3) FAF Advisors' Internal Compliance Controls Committee has determined that improper use of such information by such individuals is not likely to affect the funds in any material respect based on factors such as the types of funds to which the Undisclosed Holdings Information relate, the flows of investment into such funds, and reports of portfolio managers regarding the stability of assets in such funds.

     Undisclosed Holdings Information and information derived therefrom also may be provided to directors of the First American Funds and their service providers, such as counsel, as part of the materials for regular or special board of directors meetings without prior approval.

     Disclosure to Fund Service Providers and Prospective Service Providers. Undisclosed Holdings Information and information derived therefrom may be provided to organizations that provide or propose to provide services to the First American Funds, such as sub-advisors, custodians, administrators, transfer agents, securities lending agents, outside accountants, outside counsel, entities that provide Class B share financing, proxy voting organizations, financial printers, pricing services and the like, provided that such organization has entered into a written agreement with the Funds to maintain the information in confidence, to use the information only for the purpose for which it is provided, and not to trade on the basis of any such information that is material nonpublic information.

     Disclosure to Fund Ranking and Ratings Organizations. Undisclosed Holdings Information and information derived therefrom may be provided to organizations that provide mutual fund rankings and ratings, such as Morningstar, Lipper, Moody's, and Standard & Poor's, and to entities that provide investment coverage and/or analytical information regarding a Fund's portfolio, provided that the recipient has entered into a written agreement with the Fund to maintain the information in confidence, to use the information only for the purpose for which it is provided, and not to trade on the basis of any such information that is material nonpublic information.

     Disclosure to Investors, Prospective Investors, and Investor Consultants. Undisclosed Holdings Information and information derived therefrom may not be provided to investors, prospective investors, or investor consultants without the prior approval of the Funds' Chief Compliance Officer in the specific instance. The Chief Compliance Officer will only approve such disclosure after concluding that it is in the best interests of the Fund in question and its shareholders and if the recipient has agreed in writing to maintain the information in confidence and not to trade on the basis of any such information that is material nonpublic information. In considering a request for such approval, the Chief Compliance Officer also shall identify and consider any conflict of interest between the Fund and its shareholders, on the one hand, and the Advisor and its affiliates, on the other, which is presented by the request. If the Chief Compliance Officer determines that there is a conflict of interest between the Fund and its shareholders on the one hand and the Advisor and its affiliates, on the other, he or she will approve such disclosure only if he or she determines that such conflict is materially mitigated by the execution of a confidentiality agreement and that, despite such conflict of interest, disclosure is in the best interests of the relevant Fund and its shareholders. The Funds' Chief Compliance Officer is responsible for the creation of a written record that states the basis for the conclusion that the disclosure is in the best interests of the relevant Fund and its shareholders.

     Disclosure as Required by Applicable Law. Undisclosed Holdings Information and information derived therefrom may be disclosed to any person as required by applicable laws, rules and regulations. For example, such information may be disclosed in response to regulatory requests for information or in response to legal process in litigation matters.

     Disclosure of Limited Holdings. Portfolio managers, analysts and other personnel of the Advisor and any sub-advisor may discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their representatives. In no case will a material number of portfolio holdings be provided that have not yet been posted on the First American Funds website or filed with the SEC unless the recipient has entered into a written agreement with the Funds to maintain the confidentiality of such information and not to trade on the basis of any such information that is material nonpublic information. In addition, brokers and dealers may be provided with individual portfolio holdings in order to obtain bids or bid and asked prices (if securities held by a Fund are not priced by the Fund's regular pricing services) or in connection with portfolio transactions.

     No Compensation or Consideration. Neither the Funds, nor the Advisor or any sub-advisor or any affiliate of either, including the Chief Compliance Officer or his or her designee, will solicit or accept any compensation or other consideration in connection with the disclosure of Undisclosed Holdings Information or information derived therefrom.

     Chief Compliance Officer Reports to Fund Board. The Funds' Chief Compliance Officer must provide a quarterly report to the Funds' board of directors addressing exceptions to these policies and procedures during the preceding quarter, if any.

     Detective and Corrective Action. Any unauthorized release of Undisclosed Holdings Information which comes to the attention of an employee of the Advisor shall be reported to the Chief Compliance Officer. The Chief Compliance Officer shall recommend an appropriate sanction to be imposed by the individual's supervisor if the individual releasing such information is an employee of the Advisor or other appropriate action if the individual is not an employee of the Advisor.

     Designee of Chief Compliance Officer. In the event of the absence or unavailability of the Chief Compliance Officer, all of the obligations of the Chief Compliance Officer may be performed by his or her designee.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The directors and executive officers of FAIF are listed below, together with their business addresses and their principal occupations during the past five years. The Board of Directors is generally responsible for the overall operation and management of FAIF. Each of the Directors in an independent director.

INDEPENDENT DIRECTORS

                                                                                                                          OTHER
                        POSITION(S)                                                              NUMBER OF PORTFOLIOS  DIRECTORSHIPS
NAME, ADDRESS, AND          HELD           TERM OF OFFICE           PRINCIPAL OCCUPATION(S)        IN FUND COMPLEX        HELD BY
YEAR OF BIRTH            WITH FUND    AND LENGTH OF TIME SERVED       DURING PAST 5 YEARS        OVERSEEN BY DIRECTOR    DIRECTOR*
------------------      -----------  --------------------------  -----------------------------  ---------------------  -------------
Benjamin R. Field III,  Director     Term expiring earlier of    Retired; Senior Financial      First American Funds   None
P.O. Box 1329,                       death, resignation,         Advisor, Bemis Company, Inc.   Complex: twelve
Minneapolis,                         removal, disqualification,  from May 2002 to March 2004;   registered investment
Minnesota 55440-1329                 or successor duly elected   Senior Vice President, Chief   companies, including
(1938)                               and qualified. Director of  Financial Officer and          59 portfolios
                                     FAIF since September 2003   Treasurer, Bemis Company,
                                                                 through April 2002

Roger A. Gibson,        Director     Term expiring earlier of    Director, Charterhouse Group,  First American Funds   None
P.O. Box 1329,                       death, resignation,         Inc., a private equity firm,   Complex: twelve
Minneapolis, MN                      removal, disqualification,  since October 2005; Vice       registered investment
55440-1329                           or successor duly elected   President and Chief Operating  companies, including
(1946)                               and qualified. Director of  Officer, Cargo - United        59 portfolios
                                     FAIF since October 1997     Airlines, from July 2001
                                                                 through retirement in June
                                                                 2004

Victoria J. Herget,     Director     Term expiring earlier of    Investment consultant and      First American Funds   None
P.O. Box 1329,                       death, resignation,         non-profit board member since  Complex: twelve
Minneapolis,                         removal, disqualification,  2001                           registered investment
Minnesota 55440-1329                 or successor duly elected                                  companies, including
(1951)                               and qualified. Director of                                 59 portfolios
                                     FAIF since September 2003

John P. Kayser          Director     Term expiring earlier of    Retired; Principal             First American Funds   None
P.O. Box 1329,                       death, resignation,         (1983-2004) and Chief          Complex: twelve
Minneapolis, MN                      removal, disqualification,  Financial Officer and Chief    registered investment
55440-1329                           or successor duly elected   Administrative Officer         companies, including
(1949)                               and qualified. Director of  (1988-2002), William Blair &   59 portfolios
                                     FAIF since October 2006     Company, LLC

Leonard W. Kedrowski,   Director     Term expiring earlier of    Owner and President,           First American Funds   None
P.O. Box 1329,                       death, resignation,         Executive and Management       Complex: twelve
Minneapolis,                         removal, disqualification,  Consulting, Inc., a            registered investment
Minnesota 55440-1329                 or successor duly elected   management consulting firm;    companies, including
(1941)                               and qualified. Director of  Board member, GC McGuiggan     59 portfolios
                                     FAIF since November 1993    Corporation (dba Smyth
                                                                 Companies), a label printer;
                                                                 former Chief Executive
                                                                 Officer, Creative Promotions
                                                                 International, LLC, a
                                                                 promotional award programs
                                                                 and products company, through
                                                                 October 2003; Advisory Board
                                                                 Member, Designer Doors, a
                                                                 manufacturer of designer
                                                                 doors, through 2002

Richard K. Riederer,    Director     Term expiring earlier of    Owner and CEO, RKR             First American Funds   Cleveland-
P.O. Box 1329,                       death, resignation,         Consultants, Inc., a           Complex: twelve        Cliffs Inc.
Minneapolis,                         removal, disqualification,  management consulting firm,    registered investment  (a producer
Minnesota 55440-1329                 or successor duly elected   and non-profit board member    companies, including   of iron ore
(1944)                               and qualified. Director of  since 2005                     59 portfolios          pellets)
                                     FAIF since August 2001

Joseph D. Strauss,      Director     Term expiring earlier of    Attorney At Law, Owner and     First American Funds   None
P.O. Box 1329,                       death, resignation,         President, Strauss Management  Complex: twelve
Minneapolis,                         removal, disqualification,  Company, a Minnesota holding   registered investment
Minnesota 55440-1329                 or successor duly elected   company for various            companies, including
(1940)                               and qualified. Director of  organizational management      59 portfolios
                                     FAIF since April 1991       business ventures; Owner,
                                                                 Chairman and Chief Executive
                                                                 Officer, Community Resource
                                                                 Partnerships, Inc., a
                                                                 strategic planning,
                                                                 operations management,
                                                                 government relations,

                                                                                                                          OTHER
                        POSITION(S)                                                              NUMBER OF PORTFOLIOS  DIRECTORSHIPS
NAME, ADDRESS, AND          HELD           TERM OF OFFICE           PRINCIPAL OCCUPATION(S)        IN FUND COMPLEX        HELD BY
YEAR OF BIRTH            WITH FUND    AND LENGTH OF TIME SERVED       DURING PAST 5 YEARS        OVERSEEN BY DIRECTOR    DIRECTOR*
------------------      -----------  --------------------------  -----------------------------  ---------------------  -------------
                                                                 transportation planning and
                                                                 public relations
                                                                 organization; Owner, Chairman
                                                                 and Chief Executive Officer,
                                                                 Excensus(TM) LLC, a strategic
                                                                 demographic planning and
                                                                 application development firm,
                                                                 since 2001

Virginia L. Stringer,   Chair;       Chair term three years.     Governance consultant and      First American Funds   None
P.O. Box 1329,          Director     Director term expiring      non-profit board member;       Complex: twelve
Minneapolis,                         earlier of death,           former Owner and President,    registered investment
Minnesota 55440-1329                 resignation, removal,       Strategic Management           companies, including
(1944)                               disqualification, or        Resources, Inc., a management  59 portfolios
                                     successor duly elected and  consulting firm; Executive
                                     qualified. Chair of FAIF's  Consultant for State Farm
                                     Board since September       Insurance Company through
                                     1997; Director of FAIF      2003
                                     since September 1987

James M. Wade,          Director     Term expiring earlier of    Owner and President, Jim Wade  First American Funds   None
P.O. Box 1329,                       death, resignation,         Homes, a homebuilding          Complex: twelve
Minneapolis,                         removal, disqualification,  company, since 1999            registered investment
Minnesota 55440-1329                 or successor duly elected                                  companies, including
(1943)                               and qualified. Director of                                 59 portfolios
                                     FAIF since August 2001

----------
* Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

EXECUTIVE OFFICERS

                                    POSITION(S) HELD          TERM OF OFFICE
NAME, ADDRESS, AND YEAR OF BIRTH       WITH FUND        AND LENGTH OF TIME SERVED      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------------------------  -------------------  ---------------------------  ------------------------------------------------
Thomas S. Schreier, Jr., FAF      President            Re-elected by the Board      Chief Executive Officer of FAF Advisors, Inc.
Advisors, Inc.                                         annually; President of
800 Nicollet Mall, Minneapolis,                        FAIF since February 2001
Minnesota 55402 (1962) *

Mark S. Jordahl,                  Vice President -     Re-elected by the Board      Chief Investment Officer of FAF Advisors, Inc.
FAF Advisors, Inc.                Investments          annually; Vice President -
800 Nicollet Mall, Minneapolis,                        Investments of FAIF since
Minnesota 55402 (1960) *                               September 2001

Jeffery M. Wilson,                Vice President -     Re-elected by the Board      Senior Vice President of FAF Advisors, Inc.
FAF Advisors, Inc.                Administration       annually; Vice President -
800 Nicollet Mall, Minneapolis,                        Administration of FAIF
Minnesota 55402 (1956) *                               since March 2000

Charles D. Gariboldi, Jr.,        Treasurer            Re-elected by the Board      Mutual Funds Treasurer, FAF Advisors, Inc.,
FAF Advisors, Inc.                                     annually; Treasurer of       since October 2004; prior thereto, Vice
800 Nicollet Mall, Minneapolis,                        FAIF Since December 2004     President for investment accounting and fund
Minnesota 55402 (1959) *                                                            treasurer of Thrivent Financial for Lutherans

                                    POSITION(S) HELD          TERM OF OFFICE
NAME, ADDRESS, AND YEAR OF BIRTH       WITH FUND        AND LENGTH OF TIME SERVED      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------------------------  -------------------  ---------------------------  ------------------------------------------------
Jill M. Stevenson,                Assistant Treasurer  Re-elected by the Board      Assistant Treasurer, FAF Advisors, Inc. since
FAF Advisors, Inc.                                     annually; Assistant          September 2005; Director, Senior Project
800 Nicollet Mall,                                     Treasurer of FAIF since      Manager, FAF Advisors, Inc. from May 2003 to
Minneapolis, Minnesota 55402                           September 2005               September 2005; prior thereto, Vice President,
(1965)*                                                                             Director of Operations, Paladin Investment
                                                                                    Associates, LLC

David H. Lui,                     Chief Compliance     Re-elected by the            Chief Compliance Officer of FAF Advisors, Inc.
FAF Advisors, Inc.                Officer              Board annually;              since March 2005; Chief Compliance Officer,
800 Nicollet Mall,                                     Chief Compliance             Franklin Advisors, Inc. and Chief Compliance
Minneapolis, Minnesota 55402                           Officer of FAIF since        Counsel, Franklin Templeton Investments from
(1960) *                                               March 2005                   March 2004 to March 2005; prior thereto, Vice
                                                                                    President, Charles Schwab & Co., Inc.

Jason Mitchell,                   Anti-Money           Re-elected by the Board      Anti-Money Laundering Officer for First American
FAF Advisors, Inc.                Laundering Officer   annually; Anti-Money         Funds and FAF Advisors, Inc. since September
800 Nicollet Mall,                                     Laundering Officer of FAIF   2006. Compliance Manager for FAF Advisors, Inc.
Minneapolis, Minnesota 55402                           since September 2006         since June 2006. Prior thereto, Compliance
(1976) *                                                                            Analyst for FAF Advisors, Inc. from October 2004
                                                                                    through June 2006.  Prior to that, Senior
                                                                                    Systems Helpdesk Analyst for Wachovia Retirement
                                                                                    Services from November 2002 through October
                                                                                    2004. Prior to that, Senior Retirement Plan
                                                                                    Specialist for PFPC, Inc.

Kathleen L. Prudhomme,            Secretary            Re-elected by the Board      Deputy General Counsel, FAF Advisors, Inc.,
FAF Advisors, Inc.                                     annually; Secretary of       since November 2004; prior thereto, Partner,
800 Nicollet Mall, Minneapolis,                        FAIF since December 2004;    Dorsey & Whitney LLP, a Minneapolis-based law
Minnesota 55402 (1953) *                               Assistant Secretary of       firm
                                                       FAIF from September 1998
                                                       through December 2004

Brett L. Agnew,                   Assistant Secretary  Re-elected by the Board      Attorney, FAF Advisors, Inc., since August 2004;
FAF Advisors, Inc.                                     annually; Assistant          Senior Counsel, Thrivent Financial for Lutherans
800 Nicollet Mall,                                     Secretary of FAIF since      from 2001 to August 2004
Minneapolis, Minnesota                                 December 2004
55402 (1971)*

James D. Alt,                     Assistant Secretary  Re-elected by the Board      Partner, Dorsey & Whitney LLP, a Minneapolis-
Dorsey & Whitney LLP,                                  annually; Assistant          based law firm
50 South Sixth Street, Suite                           Secretary of FAIF since
1500, Minneapolis, Minnesota                           December 2004; Secretary
55402 (1951)                                           of FAIF from June 2002
                                                       through December 2004;
                                                       Assistant Secretary of
                                                       FAIF from September 1998
                                                       through June 2002

James R. Arnold,                  Assistant Secretary  Re-elected by the Board      Vice President, U.S. Bancorp Fund Services, LLC
U.S. Bancorp Fund Services, LLC,                       annually; Assistant          since March 2002; Senior Administration Services
615 E. Michigan Street,                                Secretary of FAIF since      Manager, UMB Fund Services, Inc. through March
Milwaukee, WI 53202 (1957)*                            June 2003                    2002

Richard J. Ertel,                 Assistant Secretary  Re-elected by the Board      Counsel, FAF Advisors, Inc., since May 2006;
FAF Advisors, Inc.                                     annually; Assistant          prior thereto, Counsel, Ameriprise Financial
800 Nicollet Mall, Minneapolis,                        Secretary of FAIF since      Services, Inc. from September 2004 to May 2006;
Minnesota 55402 (1967) *                               June 2006 and from June      prior to that, Counsel, FAF Advisors, Inc. from
                                                       2003 through August 2004     May 2003 to August 2004; prior to  May 2003,
                                                                                    Associate Counsel, Hartford Life and Accident
                                                                                    Insurance Company

Douglas G. Hess,                  Assistant Secretary  Re-elected by the Board      Vice President, U.S. Bancorp Fund Services, LLC
U.S. Bancorp Fund Services, LLC,                       annually; Assistant          since November 2002; prior thereto, Assistant
615 E. Michigan Street,                                Secretary of FAIF since      Vice President, Fund Compliance Administrator,
Milwaukee, WI 53202 (1967) *                           September 2001               U.S. Bancorp Fund Services LLC

----------
* Messrs. Schreier, Jordahl, Wilson, Gariboldi, Lui, Mitchell, Agnew, Ertel, Ms. Stevenson and Ms. Prudhomme are each officers and/or employees of FAF Advisors, Inc., which serves as investment advisor and administrator for FAIF. Messrs. Arnold and Hess are officers of U.S. Bancorp Fund Services, LLC, which is a subsidiary of U.S. Bancorp and which serves as transfer agent for FAIF.

STANDING COMMITTEES OF THE BOARD OF DIRECTORS

     There are currently three standing committees of the FAIF Board of
Directors: Audit Committee, Pricing Committee and Governance Committee.

                                                                                                                        NUMBER OF
                                                                                                                       FUND COMPLEX
                                                                                                                        COMMITTEE
                                                                                                                      MEETINGS HELD
                                                                                                                      DURING FAIF'S
                                                                                                                       FISCAL YEAR
                                         COMMITTEE FUNCTION                               COMMITTEE MEMBERS           ENDED 10/31/06
                   -------------------------------------------------------------  ---------------------------------  ---------------
Audit Committee    The purposes of the Committee are (1) to oversee the Funds'       Leonard W. Kedrowski (Chair)           8
                   accounting and financial reporting policies and practices,           Benjamin R. Field III
                   their internal controls and, as appropriate, the internal                John P. Kayser
                   controls of certain service providers; (2) to oversee the             Richard K. Riederer
                   quality of the Funds' financial statements and the             Virginia L. Stringer (ex-officio)
                   independent audit thereof; (3) to assist Board oversight of the Funds' compliance with legal and regulatory requirements;
                   and (4) to act as a liaison between the Funds' independent auditors and the full Board of Directors. The Audit
                   Committee, together with the Board of Directors, has the
                   ultimate authority and responsibility to select, evaluate
                   and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

Pricing Committee  The Committee is responsible for valuing portfolio securities       Roger A. Gibson (Chair)              6
                   for which market quotations are not readily available,                   James M. Wade
                   pursuant to procedures established by the Board of Directors.        Benjamin R. Field III
                                                                                  Virginia L. Stringer (ex-officio)

Governance         The Committee has responsibilities relating to (1) Board and       Joseph D. Strauss (Chair)             3
Committee          Committee composition (including, interviewing and                       James M. Wade
                   recommending to the Board nominees for election as directors;          Victoria J. Herget
                   reviewing the independence of all independent directors;       Virginia L. Stringer (ex-officio)
                   reviewing Board composition to determine the appropriateness of adding individuals with different backgrounds or skills;
                   reporting to the Board on which current and potential members of the Audit Committee qualify as Audit Committee Financial
                   Experts; recommending a successor to the Board Chair when a vacancy occurs; consulting with the Board Chair on Committee assignments; and in anticipation of the Board's request for shareholder approval of a slate of directors, recommending to the Board the slate of directors to be presented for Board and shareholder approval); (2) Committee structure
                   (including, at least annually, reviewing each Committee's
                   structure and membership and reviewing each Committee's
                   charter and suggesting changes thereto); (3) director
                   education (including developing an annual education calendar;
                   monitoring independent director attendance at educational
                   seminars and conferences; developing and conducting
                   orientation sessions for new independent directors; and
                   managing the Board's education program in a cost-effective manner); and (4) governance practices (including reviewing and making recommendations regarding director compensation and director expenses; monitoring director investments in the
                   Funds; monitoring compliance with director retirement
                   policies; reviewing compliance with the prohibition from
                   serving on the board of directors of mutual funds that are not part of the First American Fund Complex; if requested, assisting the Board Chair in overseeing self-evaluation
                   process; in collaboration with outside counsel, developing policies and procedures addressing matters which should come before the Committee in the proper exercise of its duties;
                   reviewing the Board's adherence to industry "best practices;"
                   reviewing and recommending changes in Board governance
                   policies, procedures and practices; reporting the Committee's activities to the Board and making such recommendations;
                   reviewing and, as appropriate; recommending that the Board make changes to the Committee's charter).

     In addition to the above committees, the Board of Directors also appoints a Fund Review Liaison. The responsibility of the Fund Review Liaison is to lead the Board of Directors, together with the Board Chair, in evaluating Fund performance, Fund service provider contracts and arrangements for execution of Fund trades. Ms. Herget is the current Fund Review Liaison.

     The Governance Committee will consider shareholder recommendations for director nominees in the event there is a vacancy on the Board of Directors or in connection with any special shareholders meeting which is called for the purpose of electing directors. FAIF does not hold regularly scheduled annual shareholders meetings. There are no differences in the manner in which the Governance Committee evaluates nominees for director based on whether the nominee is recommended by a shareholder.

     A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Ms. Stringer) or the Chair of the Governance Committee (Mr. Strauss), in either case at First American Funds, P.O. Box 1329, Minneapolis, Minnesota 55440-1329. At a minimum, the recommendation should include:

     - the name, address, and business, educational, and/or other pertinent background of the person being recommended;

     - a statement concerning whether the person is "independent" within the meaning of New York Stock Exchange and American Stock Exchange listing standards and is not an "interested person" as defined in the Investment Company Act of 1940;

     - any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and

     - the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

     The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and will be kept on file for consideration when there is a vacancy on the Board or prior to a shareholders meeting called for the purpose of electing directors.

FUND SHARES OWNED BY THE DIRECTORS

     The information in the table below discloses the dollar ranges of (i) each Director's beneficial ownership in FAIF, and (ii) each Director's aggregate beneficial ownership in all funds within the First American Funds complex.

                                                     AGGREGATE DOLLAR RANGE
                        DOLLAR RANGE OF EQUITY    OF EQUITY SECURITIES IN THE
   NAME OF DIRECTOR       SECURITIES IN FAIF     FIRST AMERICAN FUNDS COMPLEX*
---------------------   ----------------------   -----------------------------
Benjamin R. Field III       $10,001-$50,000              Over $100,000
Roger A. Gibson              Over $100,000               Over $100,000
Victoria J. Herget           Over $100,000               Over $100,000
John P. Kayser               Over $100,000               Over $100,000
Leonard W. Kedrowski       $50,001-$100,000              Over $100,000
Richard K. Riederer          Over $100,000               Over $100,000
Joseph D. Strauss            Over $100,000               Over $100,000
Virginia L. Stringer         Over $100,000               Over $100,000
James M. Wade                Over $100,000               Over $100,000

----------
* The dollar range disclosed is based on the value of the securities as of December 31, 2006

     As of October 31, 2006, none of the independent Directors or their immediate family members owned, beneficially, or of record, any securities in
(i) an investment advisor or principal underwriter of the Funds or (ii) a person (other than a registered investment company) directly of indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds.

COMPENSATION

     The First American Family of Funds, which includes FAIF, FAF, FASF, and FACEF, currently pays directors who are not paid employees or affiliates of the Funds an annual retainer of $115,000 ($215,000 in the case of the Chair). The Fund Review Liaison and the Audit Committee Chair each receive an additional annual retainer of $20,000. The other standing Committee Chairs receive an additional annual retainer of $15,000. In addition, directors are paid the following fees for attending Board and committee meetings:

     - $1,000 for attending the first day of an in-person Board of Directors meeting ($1,500 in the case of the Chair);

     - $2,000 for attending the second day of an in-person Board of Directors meeting ($3,000 in the case of the Chair), assuming the second day ends no later than early afternoon;

     - $1,000 for attending the third day of an in-person Board of Directors meeting ($1,500 in the case of the Chair);

     - $500 for in-person attendance at any committee meeting ($750 in the case of the Chair of each committee);

     A Director who participates telephonically in any in-person Board or Committee meeting receives half of the fee that Director would have received for attending, in-person, the Board or Committee meeting. For telephonic Board and Committee meetings, the Chair and each Director and Committee Chair, as applicable, receive a fee equal to half the fee he or she would have received for attending an in-person meeting.

     Directors also receive $3,500 per day when traveling, on behalf of a Fund, out of town on Fund business which does not involve a Board or committee meeting. In addition, directors are reimbursed for their out-of-pocket expenses in traveling from their primary or secondary residence to Board and committee meetings, on Fund business and to attend mutual fund industry conferences or seminars. The amounts specified in this paragraph are allocated among the funds in the First American Family of Funds on the basis of net assets.

     Prior to January 1, 2007, directors who were not paid employees or affiliates of the Funds were paid an annual retainer of $40,000 ($80,000 in the case of the Chair). The Fund Review Liaison received an additional annual retainer of $15,000. In addition, directors were paid the following fees for attending Board and committee meetings:

     - $5,000 per day for in-person attendance at Board of Directors meetings ($10,000 in the case of the Chair);

     - $2,500 per day for telephonic attendance at Board of Directors meetings ($5,000 in the case of the Chair);

     - $2,500 for in-person attendance at any committee meeting ($4,250 for the Audit Committee Chair; $3,750 for all other committee chairs);

     - $1,250 for telephonic attendance at any committee meeting ($2,125 for the Audit Committee Chair; $1,875 for all other committee chairs); and

     - $2,500 for in-person attendance at any opening executive session ($5,000 in the case of the Chair).

     Directors also received $2,500 per day when traveling, on behalf of a Fund, out of town on Fund business which did not involve a Board or committee meeting. In addition, directors were reimbursed for their out-of-pocket expenses in traveling from their primary or secondary residence to Board and committee meetings, on Fund business and to attend mutual fund industry conferences or seminars. The amounts specified in this paragraph were allocated among the funds in the First American Family of Funds.

     The directors may elect to defer payment of up to 100% of the fees they receive in accordance with a Deferred Compensation Plan (the "Plan"). Under the Plan, a director may elect to have his or her deferred fees treated as if they had been invested in shares of one or more funds and the amount paid to the director under the Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. Deferral of director fees in accordance with the Plan will have a negligible impact on Fund assets and liabilities and will not obligate the Funds to retain any director or pay any particular level of compensation. The Funds do not provide any other pension or retirement benefits to directors.

     Legal fees and expenses are also paid to Dorsey & Whitney LLP, the law firm of which James D. Alt, Assistant Secretary of FAIF, FAF, FASF, and FACEF, is a partner.

     The following table sets forth information concerning aggregate compensation paid to each director of FAIF (i) by FAIF (column 2), and (ii) by FAIF, FAF, FASF, and FACEF collectively (column 5) during the fiscal year ended October 31, 2006. No executive officer or affiliated person of FAIF received any compensation from FAIF in excess of $60,000 during such fiscal year or fiscal period.

Compensation During Fiscal Year Ended October 31, 2006

                                                                  PENSION OR                           TOTAL COMPENSATION
                                             AGGREGATE       RETIREMENT BENEFITS   ESTIMATED ANNUAL    FROM REGISTRANT AND
                                         COMPENSATION FROM    ACCRUED AS PART OF     BENEFITS UPON    FUND COMPLEX PAID TO
      NAME OF PERSON, POSITION             REGISTRANT (1)       FUND EXPENSES         RETIREMENT          DIRECTORS (2)
      ------------------------           -----------------   -------------------   ----------------   --------------------
Benjamin R. Field III, Director               $ 81,074               -0-                  -0-               $133,750
Roger A. Gibson, Director                       70,467               -0-                  -0-                123,125
Victoria J. Herget, Director                    71,224               -0-                  -0-                117,500
Leonard W. Kedrowski, Director                  57,569               -0-                  -0-                131,750
Richard K. Riederer, Director                   70,466               -0-                  -0-                116,250
Joseph D. Strauss, Director                     66,302               -0-                  -0-                111,875
Virginia L. Stringer, Director & Chair         136,386               -0-                  -0-                225,000
James M. Wade, Director                         74,254               -0-                  -0-                122,500

----------
(1) Included in the Aggregate Compensation from Registrant are amounts deferred by Directors pursuant to the Deferred Compensation Plan discussed below. Pursuant to this Plan, compensation was deferred for the following directors: Roger A. Gibson, $10,760; Leonard W. Kedrowski, $57,569; and Joseph D. Strauss, $3,905.

(2) Included in the Total Compensation are amounts deferred for the following directors pursuant to the Deferred Compensation Plan: Roger A. Gibson, $24,625; Leonard W. Kedrowski, $131,750; and Joseph D. Strauss, $8,938.

SALES LOADS

     Directors of the Fund and certain other Fund affiliates may purchase the Fund's Class A shares at net asset value without a sales charge. See the prospectus for details.

                                 CODE OF ETHICS

     First American Investment Funds, Inc., FAF Advisors, Inc., J.P. Morgan Investment Management Inc., Altrinsic Global Advisors, LLC, Hansberger Global Investors, Inc., Lazard Asset Management LLC, and Quasar Distributors, LLC have each adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. Each of these Codes of Ethics permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. These Codes of Ethics are on public file with, and are available from, the SEC.

                              PROXY VOTING POLICIES

     FAF Advisors, as investment manager for the First American family of mutual funds, has been delegated the authority by the board of directors of FAIF to vote proxies with respect to the investments held in the Fund. FAF Advisors, Inc. has delegated the responsibility of voting proxies to each Sub-Advisor of International Fund or International Select Fund. Each Sub-Advisor is responsible for developing and enforcing proxy voting policies with regard to the Fund, or the portion of the Fund's assets, managed by such Sub-Advisor. FAF Advisors will review these policies annually. The policies and procedures that the Fund uses to determine how to vote proxies, including the policies and procedures of FAF Advisors and each Sub-Advisor, are set forth in Appendix B.

              INVESTMENT ADVISORY AND OTHER SERVICES FOR THE FUNDS

INVESTMENT ADVISOR

     FAF Advisors, Inc. (the "Advisor"), 800 Nicollet Mall, Minneapolis, Minnesota 55402, serves as the investment advisor and manager of the Funds. The Advisor is a wholly owned subsidiary of U.S. Bank National Association ("U.S. Bank"), 800 Nicollet Mall, Minneapolis, Minnesota 55402, a national banking association that has professionally managed accounts for individuals, insurance companies, foundations, commingled accounts, trust funds, and others for over 75 years. U.S. Bank is a subsidiary of U.S. Bancorp, 800 Nicollet Mall, Minneapolis, Minnesota 55402, which is a regional multi-state bank holding company headquartered in Minneapolis, Minnesota that primarily serves the Midwestern, Rocky Mountain and Northwestern states. U.S. Bancorp also has various other subsidiaries engaged in financial services. At December 31, 2006, U.S. Bancorp and its consolidated subsidiaries had consolidated assets of more than $219 billion, consolidated deposits of more than $124 billion and shareholders' equity of $21.2 billion.

     Pursuant to an Investment Advisory Agreement dated April 2, 1991 (the "Advisory Agreement"), as amended, the Funds engaged U.S. Bank, through its First American Asset Management division ("FAAM"), to act as investment Advisor for, and to manage the investment of, the Funds' assets. The Advisory Agreement was assigned to the Advisor on May 2, 2001. The monthly fees paid to the Advisor are calculated on an annual basis based on each Fund's average daily net assets (before any waivers) as set forth in the table below:

FUND                                      GROSS ADVISORY FEE %
----                                      --------------------
Balanced Fund (1)                                 0.65
Equity Income Fund (1)                            0.65
Equity Index Fund                                 0.25
International Fund                                1.00
International Select Fund                         1.00
Large Cap Growth Opportunities Fund (1)           0.65
Large Cap Select Fund (1)                         0.65
Large Cap Value Fund (1)                          0.65
Mid Cap Growth Opportunities Fund                 0.70
Mid Cap Index Fund                                0.25
Mid Cap Value Fund                                0.70
Real Estate Securities Fund                       0.70
Small Cap Growth Opportunities Fund               1.00
Small Cap Index Fund                              0.40
Small Cap Select Fund                             0.70
Small Cap Value Fund                              0.70
Small-Mid Cap Core Fund                           0.70

----------
(1) The Advisor has agreed to a breakpoint schedule with each of Large Cap Growth Opportunities Fund, Large Cap Select Fund, Large Cap Value Fund, Balanced Fund and Equity Income Fund. The advisory fee paid separately by each of these Funds will be based on an annual rate of 0.65% for the first $3 billion of each Fund's average daily net assets; 0.625% for average daily net assets in excess of $3 billion up to $5 billion; and 0.60% for average daily net assets in excess of $5 billion.

     The Advisory Agreement requires the Advisor to arrange, if requested by FAIF, for officers or employees of the Advisor to serve without compensation from the Funds as directors, officers, or employees of FAIF if duly elected to such positions by the shareholders or directors of FAIF. The Advisor has the authority and responsibility to make and execute investment decisions for the Funds within the framework of the Funds' investment policies, subject to review by the Board of Directors of FAIF. The Advisor is also responsible for monitoring the performance of the various organizations providing services to the Funds, including the Funds' distributor, shareholder services agent, custodian, accounting agent, and any sub-advisors, and for periodically reporting to FAIF's Board of Directors on the performance of such organizations. The Advisor will, at its own expense, furnish the Funds with the necessary personnel, office facilities, and equipment to service the Funds' investments and to discharge its duties as investment advisor of the Funds.

     One or more sub-advisors provide investment advisory services to the International Fund and International Select Fund (each a "Sub-Advisor" and together, the "Sub-Advisors"). The Advisor is responsible for selecting the Fund's investment strategies and, as it relates to International Select Fund, for allocating and reallocating assets among the Sub-Advisors consistent with the Fund's investment objectives and strategies. Any assets not allocated to a Sub-Advisor of International Select Fund are managed by the Advisor. The Advisor is also responsible for implementing procedures to ensure that each Sub-Advisor complies with the respective Fund's investment objective, policies and restrictions.

     In addition to the investment advisory fee, each Fund pays all of its expenses that are not expressly assumed by the Advisor or any other organization with which the Fund may enter into an agreement for the performance of services. Each Fund is liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party. FAIF may have an obligation to indemnify its directors and officers with respect to such litigation. The Advisor will be liable to the Funds under the Advisory Agreement for any negligence or willful misconduct by the Advisor other than liability for investments made by the Advisor in accordance with the explicit direction of the Board of Directors or the investment objectives and policies of the Funds. The Advisor has agreed to indemnify the Funds with respect to any loss, liability, judgment, cost or penalty that the Funds may suffer due to a breach of the Advisory Agreement by the Advisor.

     The Advisor may agree to a voluntary fee waiver for each of the Funds, which will be set forth in the Funds' Prospectuses. Any such fee waiver (or reimbursement) may be discontinued at any time. The Advisor also may absorb or reimburse expenses of the Funds from time to time, in its discretion, while retaining the ability to be reimbursed by the Funds for such amounts prior to the end of the fiscal year. This practice would have the effect of lowering a Fund's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are absorbed or reimbursed, as the case may be.

     The following table sets forth total advisory fees before waivers and after waivers for each of the Funds for the fiscal years ended September 30, 2004 and September 30, 2005, the one-month fiscal period ended October 31, 2005, and the fiscal year ended October 31, 2006:

                                       FISCAL YEAR ENDED                 FISCAL YEAR ENDED              FISCAL PERIOD ENDED
                                       SEPTEMBER 30, 2004                SEPTEMBER 30, 2005               OCTOBER 31, 2005
                                 ------------------------------   ------------------------------   ------------------------------
                                  ADVISORY FEE     ADVISORY FEE    ADVISORY FEE     ADVISORY FEE    ADVISORY FEE     ADVISORY FEE
FUND                             BEFORE WAIVERS   AFTER WAIVERS   BEFORE WAIVERS   AFTER WAIVERS   BEFORE WAIVERS   AFTER WAIVERS
----                             --------------   -------------   --------------   -------------   --------------   -------------
Balanced Fund                      $ 3,261,636     $ 2,528,768      $ 2,747,045     $ 2,104,943      $  216,814       $  178,589
Equity Income Fund                  10,636,375       9,935,906       10,284,500       9,759,128         759,322          758,481
Equity Index Fund                    5,835,976       1,723,397        5,858,708       1,779,295         465,566          141,569
International Fund (1)              13,784,524      13,225,083       15,077,170      14,552,447       1,325,457        1,325,457
International Select Fund (2)                *               *                *               *               *                *
Large Cap Growth Opportunities
   Fund                              8,839,928       8,260,181        7,470,692       7,087,457         534,262          533,114
Large Cap Select Fund (3)            1,488,244       1,328,926        1,894,466       1,751,496         183,947          183,420
Large Cap Value Fund                 7,546,808       7,051,652        6,703,192       6,356,607         482,140          481,417
Mid Cap Growth Opportunities
   Fund                             10,029,275       9,416,473       10,195,633       9,692,573         941,568          938,554
Mid Cap Index Fund                     799,515         637,915          913,405         666,608          76,405           60,003
Mid Cap Value Fund                   3,023,060       2,809,423        4,050,694       3,810,530         396,962          395,891
Real Estate Securities Fund          2,612,026       2,505,417        4,277,161       4,154,891         381,673          381,196
Small Cap Growth Opportunities
   Fund (4)                          6,773,068       6,638,435        4,085,643       3,920,499         256,818          233,542
Small Cap Index Fund                   624,789         484,265          731,783         494,986          57,177           31,123
Small Cap Select Fund                7,653,787       7,276,014        6,006,250       5,746,220         483,897          483,061
Small Cap Value Fund                 3,306,333       3,219,016        3,008,995       2,921,971         241,885          241,163
Small-Mid Cap Core Fund                812,682         748,601          596,654         524,272          40,735           40,655

                                         FISCAL YEAR ENDED
                                         OCTOBER 31, 2006
                                 ------------------------------
                                  ADVISORY FEE     ADVISORY FEE
FUND                             BEFORE WAIVERS   AFTER WAIVERS
----                             --------------   -------------
Balanced Fund                      $ 2,474,933     $ 1,989,960
Equity Income Fund                   8,713,913       8,704,261
Equity Index Fund                    5,458,376       2,069,945
International Fund (1)              17,224,031      17,215,042
International Select Fund (2)                *               *
Large Cap Growth Opportunities
   Fund                              6,376,868       6,362,745
Large Cap Select Fund (3)            2,801,405       2,794,423
Large Cap Value Fund                 5,886,144       5,876,206
Mid Cap Growth Opportunities
   Fund                             11,563,820      11,540,579
Mid Cap Index Fund                     908,238         672,622
Mid Cap Value Fund                   5,598,448       5,579,003
Real Estate Securities Fund          5,442,545       5,432,832
Small Cap Growth Opportunities
   Fund (4)                          3,163,497       2,817,845
Small Cap Index Fund                   636,832         240,966
Small Cap Select Fund                6,102,382       6,066,653
Small Cap Value Fund                 2,925,389       2,916,444
Small-Mid Cap Core Fund                673,750         603,451

*    Fund was not in operation during this fiscal year.

(1) Effective July 1, 2005, the fund's management fee decreased from 1.10% to 1.00%.

(2)  Commenced operations on December 21, 2006.

(3)  Commenced operations on January 31, 2003.

(4) Effective July 1, 2005, the fund's management fee decreased from 1.40% to 1.00%.

SUB-ADVISOR FOR INTERNATIONAL FUND

     Prior to December 9, 2004, Clay Finlay Inc. was the sub-advisor to the International Fund under an agreement with the Advisor dated July 1, 2001 (the "Clay Finlay Sub-advisory Agreement"). For its services to International Fund under the Clay Finlay Sub-advisory Agreement, Clay Finlay was paid a monthly fee by the Advisor calculated on an annual basis equal to 0.25% of the first $500 million of International Fund's average daily net assets and 0.10% of International Fund's average daily net assets in excess of $500 million.

     J.P. Morgan Investment Management Inc. ("JPMorgan") replaced Clay Finlay as the sub-advisor to the International Fund under an agreement with the Advisor and FAIF dated December 9, 2004 (the "JPMorgan Sub-advisory Agreement) and is responsible for the investment and reinvestment of the Fund's assets and the placement of brokerage transactions for the Fund. JPMorgan has been retained by the Advisor and is paid a portion of the advisory fee. JPMorgan is an indirect wholly owned subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. JPMorgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of December 31, 2006, JPMorgan and its affiliates had approximately $1.0 trillion in assets under management. For its services to International Fund under the JPMorgan Sub-advisory Agreement, JPMorgan is paid a monthly fee by the Advisor equal on an annual basis to a percentage of the Fund's average daily net assets as set forth in the following table:

          PORTFOLIO ASSETS                FEE PER ANNUM
          ----------------                -------------
On the first $100 million in assets            0.34%
On the next $250 million in assets             0.30%
On the next $1.25 billion in assets            0.24%
On all assets in excess of $1.6 billion        0.22%

     The following table sets forth total sub-advisory fees before waivers and after waivers for the International Fund for the fiscal years ended September 30, 2004 and September 30, 2005, the one-month fiscal period ended October 31, 2005, and the fiscal year ended October 31, 2006:

                            FISCAL YEAR ENDED                FISCAL YEAR ENDED              FISCAL PERIOD ENDED
                            SEPTEMBER 30, 2004               SEPTEMBER 30, 2005               OCTOBER 31, 2005
                     ------------------------------   ------------------------------   ------------------------------
                      ADVISORY FEE     ADVISORY FEE    ADVISORY FEE     ADVISORY FEE    ADVISORY FEE     ADVISORY FEE
                     BEFORE WAIVERS   AFTER WAIVERS   BEFORE WAIVERS   AFTER WAIVERS   BEFORE WAIVERS   AFTER WAIVERS
                     --------------   -------------   --------------   -------------   --------------   -------------
International Fund     $2,007,134       $2,007,134       $3,376,482      $3,376,482       $339,262         $339,262

                           FISCAL YEAR ENDED
                           OCTOBER 31, 2006
                     ------------------------------
                      ADVISORY FEE     ADVISORY FEE
                     BEFORE WAIVERS   AFTER WAIVERS
                     --------------   -------------
International Fund      $4,362,405      $4,362,405

SUB-ADVISORS FOR INTERNATIONAL SELECT FUND

     The International Select Fund currently uses three Sub-Advisors, each providing investment advisory services to a portion of the Fund's assets:

     - Altrinsic Global Advisors, LLC ("Altrinsic") has been a sub-advisor to the Fund since its inception, pursuant to an agreement with the Advisor dated November 27, 2006. Altrinsic is an employee-owned company founded in 2000. One of those employees, John Hock, has a controlling interest in Altrinsic. As of December 31, 2006, Altrinsic had assets under management of approximately $5.6 billion.

     - Hansberger Global Investors, Inc. ("HGI") has been a sub-advisor to the Fund since its inception, pursuant to an agreement with the Advisor dated November 27, 2006. HGI is a wholly owned subsidiary of Hansberger Group, Inc. The firm was founded in 1994. As of December 31, 2006, HGI had assets under management of approximately $9.5 billion.

     - Lazard Asset Management LLC ("Lazard") has been a sub-advisor to the Fund since its inception, pursuant to an agreement with the Advisor dated November 27, 2006. Lazard is a wholly owned subsidiary of Lazard Freres & Co., LLC. As of December 31, 2006, Lazard had assets under management of approximately $97.7 billion.

     Each Sub-Advisor has discretion to select portfolio securities for its portion of the Fund (a "Sub-Advisory Portfolio"), but must select those securities according to the Fund's investment objective and restrictions. Each Sub-Advisor is paid a fee by the Advisor calculated daily and paid monthly, at the annual rates set forth in the following tables. Such rates are based on the average daily net assets of the Sub-Advisory Portfolio.

ALTRINSIC

SUB-ADVISORY PORTFOLIO ASSETS   FEE PER ANNUM
-----------------------------   -------------
First $150 million                  0.45%
Next $325 million                   0.40%
Over $475 million                   0.37%

HGI

SUB-ADVISORY PORTFOLIO ASSETS   FEE PER ANNUM
-----------------------------   -------------
First $100 million                  0.45%
Next $325 million                   0.40%
Next $112.5 million                 0.35%
Over $537.5 million                 0.30%

LAZARD

SUB-ADVISORY PORTFOLIO ASSETS   FEE PER ANNUM
-----------------------------   -------------
First $112.5 million                0.75%
Next $37.5 million                  0.70%
Next $37.5 million                  0.65%
Over $187.5 million                 0.60%

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

     In addition to the sales charge payments and the distribution, service and transfer agency fees described in the prospectus and elsewhere in this Statement of Additional Information, the Advisor and/or the Distributor may make additional payments out of its own assets to selected intermediaries that sell shares of First American Funds (such as brokers, dealers, banks, registered investment advisors, retirement plan administrators and other intermediaries; hereinafter, individually, "Intermediary," and collectively, "Intermediaries") under the categories described below for the purposes of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services.

     The amounts of these payments could be significant and may create an incentive for an Intermediary or its representatives to recommend or offer shares of the Funds or other First American Funds to its customers. The Intermediary may elevate the prominence or profile of the Funds within the Intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Advisor and/or the Distributor preferential or enhanced opportunities to promote the Funds in various ways within the Intermediary's organization.

     These payments are made pursuant to agreements with Intermediaries and do not change the price paid by investors for the purchase of a share or the amount a Fund will receive as proceeds from such sales. Furthermore, these payments are not reflected in the fees and expenses listed in the fee table section of the Funds' prospectuses and described above because they are not paid by the Funds.

     The categories of payments described below are not mutually exclusive, and a single Intermediary may receive payments under all categories.

Marketing Support Payments and Program Servicing Payments

     The Advisor and/or the Distributor may make payments for marketing support and/or program servicing to certain Intermediaries that are registered as holders or dealers of record for accounts in one or more of the First American Funds, or certain Intermediaries that sell First American Fund shares through retirement plans and other investment programs to compensate them for a variety of services they provide to such programs.

     Marketing Support Payments. Services for which an Intermediary receives marketing support payments may include business planning assistance, advertising, educating the Intermediary's personnel about the First American Funds and shareholder financial planning needs, placement on the Intermediary's preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the Intermediary. In addition, Intermediaries may be compensated for enabling Fund representatives to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the Intermediary. The Advisor and/or the Distributor compensates Intermediaries differently depending upon, among other factors, sales and assets levels, redemption rates, ability to attract and retain assets, reputation in the industry and the level and/or type of marketing assistance and educational activities provided by the Intermediary.

     Marketing support payments typically apply to retail sales and assets but may apply to other specific types of sales or assets, such as to retirement plans or fee-based advisory programs, in certain situations. The payments are negotiated and may be based on such factors as the number or value of shares that the Intermediary sells or may sell, the value of the assets invested in the Funds by the Intermediary's customers and/or other measures as determined from time to time by the Advisor and/or the Distributor. In addition, payments may include the reimbursement of ticket or operational charges (fees that an Intermediary charges its representatives for effecting transactions in Fund shares) and/or the payment of a lump sum for services provided.

     Program Servicing Payments. Services for which an Intermediary receives program servicing payments typically include recordkeeping, reporting, or transaction processing, but may also include services rendered in connection with Fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An Intermediary may perform program services itself or may arrange with a third party to perform program services.

     Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are negotiated and are based on such factors as the type and nature of services or support furnished by the Intermediary. In addition, payments may include the reimbursement of ticket or operational charges (fees that an Intermediary charges its representatives for effecting transactions in Fund shares) and/or the payment of a lump sum for services provided.

     The Advisor and/or the Distributor may make one-time or periodic payments to selected Intermediaries receiving program servicing payments to reimburse printing and/or distribution costs for literature for participants, for account maintenance, for ticket charges of up to $25 per purchase or exchange order placed by an Intermediary, or for the establishment of First American Funds on the Intermediary's trading system. In addition, the Advisor and/or the Distributor, at the direction of a retirement plan's sponsor, may reimburse or pay direct expenses of the plan that would otherwise be payable by the plan. These payments may cause the aggregate amount of the payments to an Intermediary on an annual basis to exceed the basis point amount set forth below.

     Except as described in the foregoing paragraph, in the case of any one Intermediary (other than U.S. Bank, N.A.), marketing support and program servicing payments are not expected, with certain limited exceptions, to exceed, in the aggregate, 0.35% of the average net assets of Fund shares attributable to that Intermediary on an annual basis. Such exceptions include instances in which an Intermediary is not receiving distribution fees with respect to a Fund share class which has a distribution fee, in which case such Intermediary may receive up to 0.50% of the average net assets of that Fund share class attributable to that Intermediary on an annual basis. In addition, in connection with the sale of a business by the Advisor's parent company, U.S. Bank, N.A., to Great-West Life & Annuity Insurance Company, the Advisor has entered into a services agreement with GWFS Equities, Inc., an affiliate of Great-West Life & Annuity Insurance Company, which provides for program servicing payments of up to 0.60% of the average net assets of Fund shares attributable to GWFS Equities, Inc. on an annual basis.

Other Payments

     From time to time, the Advisor and/or the Distributor, at its expense, may provide compensation to Intermediaries that sell or arrange for the sale of shares of the Fund(s), in addition to marketing support and program servicing payments described above. In addition, certain Intermediaries may not receive marketing support payments or program servicing payments, but may receive other payments from the Advisor and/or the Distributor.

     The Advisor and/or the Distributor may compensate Intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations, and tax reporting) on an asset based or per account basis. The Advisor and/or the Distributor may also compensate Intermediaries for providing Fund shareholder trading information.

     When not provided for in a marketing support or program servicing agreement, the Advisor and/or the Distributor may pay Intermediaries for enabling the Advisor and/or the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other Intermediary employees, client and investor events and other Intermediary -sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. The Advisor and/or the Distributor makes payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.

     The Advisor and/or the Distributor occasionally sponsors due diligence meetings for registered representatives during which they receive updates on various First American Funds and are afforded the opportunity to speak with portfolio managers. Invitations to these meetings are not conditioned on selling a specific number of shares. Those who have shown an interest in First American Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by the Advisor and/or the Distributor.

     Certain employees of the Advisor and its affiliates may receive cash compensation from the Advisor and/or the Distributor in connection with establishing new client relationships with the First American Funds. The total compensation of employees who have marketing and/or sales responsibilities is based in part on their generation of new client relationships, including new client relationships with the First American Funds. Other employees of the Advisor and its affiliates may receive a one-time referral fee from the Advisor and/or the Distributor for new business to the

First American Funds based on a percentage of the annual revenue generated by the new client relationship. Such compensation will not exceed 10% of the annual revenue generated, up to a maximum of $10,000.

     Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. Investors can ask their Intermediary for information about any payments it receives from the Advisor and/or the Distributor and the services it provides for those payments.

     Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

Intermediaries Receiving Additional Payments

     The following is a list of Intermediaries receiving one or more of the types of payments discussed above as of September 30, 2006:

401(k) Investment Services, Inc.
A.G. Edwards & Sons, Inc.
Administration Resources Corporation
American Stock Transfer & Trust Company
Ameriprise Financial Services, Inc.
Bisys Retirement Services, Inc.
Ceridian Corporation
Charles Schwab & Co., Inc.
Citigroup Global Markets Inc.
City National Bank
Commonwealth Equity Services, LLP, DBA Commonwealth Financial Network
CPI Qualified Plan Consultants, Inc.
D.A. Davidson & Co.
Dyatech, LLC
ExpertPlan, Inc.
Fidelity Brokerage Services LLC/National Financial Services LLC
Fidelity Investments Institutional Operations Company, Inc.
Fidelity Investments Institutional Services Company, Inc./Fidelity
   Investments Institutional
Operations Company, Inc.
Fintegra, LLC
GWFS Equities, Inc.
Hewitt Associates LLC
International Clearing Trust Company
J.P. Morgan Retirement Plan Services, LLC
Leggette Actuaries, Inc.
Linsco/Private Ledger Corp.
Marshall & Ilsley Trust Company, N.A.
Massachusetts Mutual Life Insurance Company
McDonald Investments, Inc.
Mercer HR Outsourcing LLC
Merrill Lynch, Pierce, Fenner & Smith Inc.
Mid Atlantic Capital Corporation
Morgan Stanley DW Inc
MSCS Financial Services, LLC
National Investor Services Corp.
National Planning Holdings, Inc.
Pershing LLC
Principal Life Insurance Company
Prudential Investment Management Services, LLC/Prudential Investments LLC Prudential Life Insurance Company of America (The)
Raymond James & Associates/Raymond James Financial Services, Inc.
RBC Dain Rauscher, Inc.
Reliance Trust Company

Retirement Plan Company, LLC (The)
Robert W. Baird & Co., Inc.
Stanton Trust Company N.A.
Stifel, Nicolaus & Co., Inc.
Symetra Life Insurance Company
T. Rowe Price Investment Services, Inc./T. Rowe Price Retirement Plan Services, Inc.
TCF Investments, Inc.
U.S. Bancorp Investments, Inc.
U.S. Bank, N.A.
UBS Financial Services, Inc.
Unified Trust Company, N.A.
Wachovia Bank, N.A.
Wachovia Securities, LLC
Wells Fargo Bank, N.A.
Wilmington Trust Company

     Any additions, modification or deletions to the list of Intermediaries identified above that have occurred since September 30, 2006 are not reflected.

ADMINISTRATOR

     FAF Advisors, Inc. (the "Administrator") serves as Administrator pursuant to an Administration Agreement between the Administrator and the Funds, dated July 1, 2006. U.S. Bancorp Fund Services, LLC ("USBFS"), 615 East Michigan Street, Milwaukee, WI 53202, serves as sub-administrator pursuant to a Sub-Administration Agreement between the Administrator and USBFS dated July 1, 2005. USBFS is a subsidiary of U.S. Bancorp. Under the Administration Agreement, the Administrator provides, or compensates others to provide, services to the Funds. These services include various legal, oversight, administrative, and accounting services. The Funds pay the Administrator fees which are calculated daily and paid monthly. Prior to July 1, 2006, such fees were equal to each Fund's pro rata share of an amount equal, on an annual basis, to 0.15% of the aggregate average daily net assets of all open-end mutual funds in the First American Family of Funds up to $8 billion, 0.135% on the next $17 billion of aggregate average daily net assets, 0.12% on the next $25 billion of aggregate average daily net assets, and 0.10% of the aggregate average daily net assets in excess of $50 billion. All fees paid to USBFS, as sub-administrator, are paid from the administration fee.

     Prior to July 1, 2006, as part of the transfer agent fee, the Funds paid USBFS a fee equal, on an annual basis, to 0.10% of each fund's average daily net assets, to compensate USBFS for providing certain shareholder services and reimbursed USBFS for its payments to financial intermediaries that establish and maintain omnibus accounts and provide customary services for such accounts. Effective July 1, 2006, this fee was incorporated into the administration fee which, as a result, on an annual basis, is 0.25% of the aggregate average daily net assets of all open-end mutual funds in the First American Family of Funds up to $8 billion, 0.235% on the next $17 billion of the aggregate average daily net assets, 0.22% on the next $25 billion of the aggregate average daily net assets, and 0.20% of the aggregate average daily net assets in excess of $50 billion. In addition to these fees, the Funds may reimburse the Administrator for any out-of-pocket expenses incurred in providing administration services.

     Prior to July 1, 2005, the Administrator and USBFS acted as Co-Administrators pursuant to a Co-Administration Agreement among the Funds, the Administrator and USBFS. The services provided by, and fees paid to, USBFS pursuant to the Co-Administration Agreement included transfer agency fees and services. As of July 1, 2005, transfer agency services and fees paid to USBFS are covered in a separate Transfer Agency and Shareholder Servicing Agreement between USBFS and the Funds. Under the Co-Administration Agreement the Funds paid the Administrator and USBFS fees which were calculated daily and paid monthly, equal to each Fund's pro rata share of an amount equal, on an annual basis, to 0.25% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family up to $8 billion, 0.235% on the next $17 billion of aggregate average daily net assets, 0.22% on the next $25 billion of aggregate average daily net assets, and 0.20% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family in excess of $50 billion. (For the purposes of the Co-Administration Agreement, the First American fund family included all series of FAF, FASF and FAIF.) In addition, the Funds paid annual fees of $18,500 per CUSIP, shareholder account maintenance fees of $9 to $15 per account, closed account fees of $3.50 per account, and Individual Retirement Account fees of $15 per account.

            The following table sets forth total administrative fees (including fees paid to USBFS through June 30, 2005 for transfer agency services provided under the Co-Administration Agreement), after waivers, paid by each of the Funds listed below to the Administrator and USBFS for the fiscal years ended September 30, 2004 and September 30, 2005, the one-month fiscal period ended October 31, 2005, and the fiscal year ended October 31, 2006:

                                       FISCAL YEAR ENDED    FISCAL YEAR ENDED   FISCAL PERIOD ENDED
FUND                                  SEPTEMBER 30, 2004   SEPTEMBER 30, 2005    OCTOBER 31, 2005
----                                  ------------------   ------------------   -------------------
Balanced Fund                              $1,320,572          $  976,045            $ 42,411
Equity Income Fund                          4,311,166           3,678,682             148,586
Equity Index Fund                           6,150,067           5,412,667             236,926
International Fund                          3,301,596           3,195,492             168,793
International Select Fund (1)                        *                   *                   *
Large Cap Growth Opportunities Fund         3,582,880           2,696,671             104,654
Large Cap Select Fund                         604,780             667,337              36,091
Large Cap Value Fund                        3,058,918           2,413,674              94,357
Mid Cap Growth Opportunities Fund           3,773,976           3,309,172             171,223
Mid Cap Index Fund                            843,047             837,125              38,890
Mid Cap Value Fund                          1,138,490           1,305,440              72,174
Real Estate Securities Fund                   985,591           1,386,411              69,357
Small Cap Growth Opportunities Fund         1,273,030             723,258              32,666
Small Cap Index Fund                          411,701             421,739              18,173
Small Cap Select Fund                       2,877,351           1,978,964              87,946
Small Cap Value Fund                        1,243,567             987,357              43,960
Small-Mid Cap Core Fund                       305,554             198,558               7,393

                                      FISCAL YEAR ENDED
FUND                                  OCTOBER 31, 2006
----                                  -----------------
Balanced Fund                            $  588,812
Equity Income Fund                        2,073,594
Equity Index Fund                         3,392,321
International Fund                        2,688,434
International Select Fund (1)                      *
Large Cap Growth Opportunities Fund       1,506,932
Large Cap Select Fund                       681,789
Large Cap Value Fund                      1,414,522
Mid Cap Growth Opportunities Fund         2,552,449
Mid Cap Index Fund                          560,701
Mid Cap Value Fund                        1,264,251
Real Estate Securities Fund               1,244,466
Small Cap Growth Opportunities Fund         489,123
Small Cap Index Fund                        243,665
Small Cap Select Fund                     1,361,419
Small Cap Value Fund                        648,674
Small-Mid Cap Core Fund                    151,548

----------
*    Fund was not in operation during this fiscal year/period.

(1)  Commenced operations on December 21, 2006.

TRANSFER AGENT

     USBFS serves as the Funds' transfer agent pursuant to a Transfer Agency and Shareholder Servicing Agreement (the "Transfer Agent Agreement") between USBFS and the Funds dated July 1, 2006. For the period July 1, 2005 to July 1, 2006, the Funds paid $18,500 per share class and additional per account fees for transfer agent services. These fees were allocated to each Fund based upon the fund's pro rata share of the aggregate average daily net assets of the funds that comprise FAIF. Under the Transfer Agent Agreement, the Funds also paid USBFS a fee equal, on an annual basis, to 0.10% of each Fund's average daily net assets as compensation for providing certain shareholder services and to reimburse USBFS for its payments to intermediaries with whom it has contracted to establish and service omnibus accounts. In addition, USBFS is reimbursed for its out-of-pocket expenses incurred while providing its services to the Funds. Prior to July 1, 2005, this 0.10% fee was included in the administration fee.

     Effective July 1, 2006, the Funds are charged transfer agent fees on a per shareholder account basis, subject to a minimum fee per share class. These fees will be charged to each fund based on the number of accounts within that fund. Effective July 1, 2006, the 0.10% fee for shareholder services and payments to financial intermediaries was incorporated into the administration fee. The $18,500 per share class fee that was charged in addition to per account fees has been eliminated. Funds will continue to reimburse USBFS for out-of-pocket expenses incurred in providing transfer agent services.

     The following table sets forth transfer agent fees paid by the Funds to USBFS for the fiscal year ended September 30, 2005, the one-month fiscal period ended October 31, 2005, and the fiscal year ended October 31, 2006:

                                       FISCAL YEAR ENDED   FISCAL PERIOD ENDED   FISCAL YEAR ENDED
FUND                                  SEPTEMBER 30, 2005     OCTOBER 31, 2005     OCTOBER 31, 2006
----                                  ------------------   -------------------   -----------------
Balanced Fund                              $140,552              $ 45,444            $  423,055
Equity Income Fund                          501,111               159,168             1,325,765
Equity Index Fund                           779,751               253,754             2,121,963
International Fund                          520,531               180,654             1,611,430
International Select Fund                         *                     *                     *
Large Cap Growth Opportunities Fund         336,567               112,022             1,039,170
Large Cap Select Fund                       101,904                38,586               407,434
Large Cap Value Fund                        308,803               101,069               904,041
Mid Cap Growth Opportunities Fund           541,542               183,311             1,661,338
Mid Cap Index Fund                          128,771                41,646               371,309
Mid Cap Value Fund                          225,593                77,279               768,996
Real Estate Securities Fund                 229,675                74,293               692,545
Small Cap Growth Opportunities Fund         107,407                34,992               344,218
Small Cap Index Fund                         61,772                19,474               186,472
Small Cap Select Fund                       287,884                94,194               882,872
Small Cap Value Fund                        148,528                47,084               437,376
Small-Mid Cap Core Fund                      26,529                 7,926               181,054

DISTRIBUTOR

     Quasar Distributors, LLC ("Quasar" or the "Distributor") serves as the distributor for the Funds' shares pursuant to a Distribution Agreement dated July 1, 2005 (the "Distribution Agreement"). The Distributor is a wholly owned subsidiary of U.S. Bancorp.

     Fund shares and other securities distributed by the Distributor are not deposits or obligations of, or endorsed or guaranteed by, U.S. Bank or its affiliates, and are not insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation.

     Under the Distribution Agreement, the Funds have granted to the Distributor the exclusive right to sell shares of the Funds as agent and on behalf of the Funds. The Distributor pays compensation pursuant to the Distribution Agreement to securities firms, financial institutions (including, without limitation, banks) and other industry professionals (the "Participating Intermediaries") which enter into sales agreements with the Distributor. U.S. Bancorp Investment Services, Inc. ("USBI"), a broker-dealer affiliated with the Advisor, and U.S. Bank, are Participating Intermediaries.

     The Class A Shares pay to the Distributor a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the Class A Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class A Shares. The shareholder servicing fee is intended to compensate the Distributor for ongoing servicing and/or maintenance of shareholder accounts and may be used by the Distributor to provide compensation to intermediaries through whom shareholders hold their shares for ongoing servicing and/or maintenance of shareholder accounts. This fee is calculated and paid each month based on average daily net assets of Class A Shares each Fund for that month.

     The Class B Shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class B Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class B Shares beginning one year after purchase. The Class B Shares also pay to the Distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of the Class B Shares. The distribution fee is intended to compensate the distributor for advancing a commission to intermediaries purchasing Class B Shares.

     The Class C Shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class C Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class C Shares. This fee is calculated and paid each month based on average daily net assets of the Class C Shares. The Class C Shares also pay to the Distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of the Class C Shares. The Distributor may use the distribution fee to provide compensation to intermediaries through which shareholders hold their shares beginning one year after purchase.

     The Class R Shares pay to the Distributor a distribution fee at the annual rate of 0.50% of the average daily net assets of Class R Shares. The fee may be used by the Distributor to provide initial and ongoing sales compensation to its investment executives and to Participating Intermediaries in connection with sales of Class R Shares and to pay for advertising and other promotional expenses in connection with the distribution of Class R shares. This fee is calculated and paid each month based on average daily net assets of the Class R Shares.

     The Distributor receives no compensation for distribution of the Class Y Shares.

     The Distribution Agreement provides that it will continue in effect for a period of more than one year from the date of its execution only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board members of FAIF and by the vote of the majority of those Board members of FAIF who are not interested persons of FAIF and who have no direct or indirect financial interest in the operation of FAIF's Rule 12b-1 Distribution and Service Plan or in any agreement related to such plan.

     The following tables set forth the amount of underwriting commissions paid by certain Funds and the amount of such commissions retained by Quasar, during the fiscal years ended September 30, 2004 and September 30, 2005, the one-month fiscal period ended October 31, 2005, and the fiscal year ended October 31, 2006:

                                                      TOTAL UNDERWRITING COMMISSIONS
                                      -------------------------------------------------------------
                                       FISCAL YEAR ENDED    FISCAL YEAR ENDED   FISCAL PERIOD ENDED
FUND                                  SEPTEMBER 30, 2004   SEPTEMBER 30, 2005    OCTOBER 31, 2005
----                                  ------------------   ------------------   -------------------
Balanced Fund                               $174,805             $ 84,227             $ 4,254
Equity Income Fund                           653,003              289,671               9,709
Equity Index Fund                            411,383              242,477               6,634
International Fund                            78,519               66,190               5,294
International Select Fund (1)                       *                    *                   *
Large Cap Growth Opportunities Fund          158,963              103,368               4,716
Large Cap Select Fund                         15,390               30,271               6,442
Large Cap Value Fund                          97,995               76,147               4,393
Mid Cap Growth Opportunities Fund            251,353              391,381              34,513
Mid Cap Index Fund                            57,249               35,367                 390
Mid Cap Value Fund                           100,671              205,107              46,042
Real Estate Securities Fund                  204,877              220,105               8,004
Small Cap Growth Opportunities Fund          700,061              103,713              11,461
Small Cap Index Fund                          40,734               31,679                 723
Small Cap Select Fund                        195,684              179,272              14,661
Small Cap Value Fund                          95,241               78,941               9,490
Small-Mid Cap Core Fund                       52,922               26,245               1,180

                                      FISCAL YEAR ENDED
FUND                                  OCTOBER 31, 2006
----                                  -----------------
Balanced Fund                              $ 72,523
Equity Income Fund                          101,525
Equity Index Fund                           128,817
International Fund                           73,086
International Select Fund (1)                      *
Large Cap Growth Opportunities Fund          77,918
Large Cap Select Fund                        56,292
Large Cap Value Fund                         74,625
Mid Cap Growth Opportunities Fund           418,985
Mid Cap Index Fund                           30,927
Mid Cap Value Fund                          403,450
Real Estate Securities Fund                 314,768
Small Cap Growth Opportunities Fund         170,644
Small Cap Index Fund                         11,497
Small Cap Select Fund                       318,393
Small Cap Value Fund                         97,270
Small-Mid Cap Core Fund                     153,921

----------
*    Fund was not in operation during this fiscal year/period.

(1)  Commenced operations on December 21, 2006.

                   UNDERWRITING COMMISSIONS RETAINED BY QUASAR

                                       FISCAL YEAR ENDED    FISCAL YEAR ENDED   FISCAL PERIOD ENDED
FUND                                  SEPTEMBER 30, 2004   SEPTEMBER 30, 2005    OCTOBER 31, 2005
----                                  ------------------   ------------------   -------------------
Balanced Fund                              $ 19,219              $11,569               $  770
Equity Income Fund                           61,747               30,146                1,245
Equity Index Fund                            42,458               27,675                  981
International Fund                           32,257                6,737                  657
International Select Fund (1)                      *                    *                    *
Large Cap Growth Opportunities Fund          17,291               11,235                  614
Large Cap Select Fund                         3,594                2,955                1,095
Large Cap Value Fund                          9,927                8,382                  433
Mid Cap Growth Opportunities Fund            24,126               53,781                4,094
Mid Cap Index Fund                            6,876                3,296                   43
Mid Cap Value Fund                           10,046               19,516                4,516
Real Estate Securities Fund                  57,459               34,764                  849
Small Cap Growth Opportunities Fund         115,944               15,570                1,166
Small Cap Index Fund                          4,999                3,093                   69
Small Cap Select Fund                        24,209               17,815                1,783
Small Cap Value Fund                          9,033                8,023                1,018
Small-Mid Cap Core Fund                       6,730                4,032                  228

                                      FISCAL YEAR ENDED
FUND                                   OCTOBER 31, 2006
----                                  -----------------
Balanced Fund                              $10,863
Equity Income Fund                          14,431
Equity Index Fund                           17,404
International Fund                           7,763
International Select Fund (1)                     *
Large Cap Growth Opportunities Fund         10,493
Large Cap Select Fund                        5,417
Large Cap Value Fund                         8,782
Mid Cap Growth Opportunities Fund           48,679
Mid Cap Index Fund                           3,167
Mid Cap Value Fund                          40,718
Real Estate Securities Fund                 31,490
Small Cap Growth Opportunities Fund         17,658
Small Cap Index Fund                         1,341
Small Cap Select Fund                       30,821
Small Cap Value Fund                        10,000
Small-Mid Cap Core Fund                     15,880

----------
*    Fund was not in operation during this fiscal year/period.

(1)  Commenced operations on December 21, 2006.

     The Distributor received the following compensation from the Funds during the Funds' most recent fiscal year ended October 31, 2006:

                                      NET UNDERWRITING   COMPENSATION ON
                                        DISCOUNTS AND    REDEMPTIONS AND    BROKERAGE        OTHER
                                         COMMISSIONS       REPURCHASES     COMMISSIONS   COMPENSATION*
                                      ----------------   ---------------   -----------   -------------
Balanced Fund                              $10,863           $22,524            --             --
Equity Income Fund                          14,431            47,618            --             --
Equity Index Fund                           17,404            66,298            --             --
International Fund                           7,763            10,982            --             --
International Select Fund                         *                 *             *              *
Large Cap Growth Opportunities Fund         10,493            41,338            --             --
Large Cap Select Fund                        5,417             1,162            --             --
Large Cap Value Fund                         8,782            17,217            --             --
Mid Cap Growth Opportunities Fund           48,679            34,888            --             --
Mid Cap Index Fund                           3,167            11,039            --             --
Mid Cap Value Fund                          40,718            15,101            --             --

Real Estate Securities Fund                 31,490            22,662            --             --
Small Cap Growth Opportunities Fund         17,658            27,288            --             --
Small Cap Index Fund                         1,341             7,304            --             --
Small Cap Select Fund                       30,821            18,621            --             --
Small Cap Value Fund                        10,000            15,083            --             --
Small-Mid Cap Core Fund                     15,880            15,980            --             --

*    Fund was not in operation during this fiscal year.

     FAIF has also adopted a Distribution and Service Plan with respect to the Class A, Class B, Class C and Class R Shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, except pursuant to a plan adopted under the Rule. The Plan authorizes the Distributor to retain the sales charges paid upon purchase of Class A, Class B and Class C Shares and authorize the Funds to pay the Distributor distribution and/or shareholder servicing fees. The Plan is a "compensation-type" plan under which the Distributor is entitled to receive the distribution and shareholder servicing fees regardless of whether its actual distribution and shareholder servicing expenses are more or less than the amount of the fees. The distribution fees under the Plan are used for primary purpose of compensating broker-dealers for their sales of the Funds. The shareholder servicing fees are used primarily for the purpose of providing compensation for the ongoing servicing and/or maintenance of shareholder accounts. The Plan authorizes the Distributor to retain the contingent deferred sales charge applied on redemptions of Class B and C Shares, except that portion which is reallowed to Participating Institutions. The Plan recognizes that the Distributor and the Advisor, in their discretion, may from time to time use their own assets to pay for certain additional costs of distributing Class A, Class B, Class C and Class R Shares. Any such arrangements to pay such additional costs may be commenced or discontinued by the Distributor or the Advisor at any time.

     The following table sets forth the total Rule 12b-1 fees, after waivers, paid by certain of the Funds for the fiscal year ended October 31, 2005 with respect to the Class A shares, Class B shares, Class C shares and Class R shares of the Funds. As noted above, no distribution fees are paid with respect to Class Y shares.

                                                      FISCAL YEAR ENDED OCTOBER 31, 2006
                                                               RULE 12B-1 FEES
                                      -----------------------------------------------------------------
FUND                                  CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS R SHARES
----                                  --------------   --------------   --------------   --------------
Balanced Fund                            $275,791         $163,357         $ 40,518          $    69
Equity Income Fund                        425,531          203,173          131,666            2,429
Equity Index Fund                         588,650          490,943          227,285           11,817
International Fund                        127,692           70,351           80,790                6
International Select Fund                       *                *                *                *
Large Cap Growth Opportunities Fund       245,715          166,533           98,013            2,302
Large Cap Select Fund                      16,036            6,194            2,301              301
Large Cap Value Fund                      290,888          112,558           52,072              266
Mid Cap Growth Opportunities Fund         792,113          158,385          181,666           68,264
Mid Cap Index Fund                         37,050           32,519           38,936            2,319
Mid Cap Value Fund                        253,075           87,865          123,686           31,761
Real Estate Securities Fund               433,906           51,959           63,700           17,258
Small Cap Growth Opportunities Fund       233,818           77,550           29,191            1,736
Small Cap Index Fund                       26,550           14,248           23,559            1,011
Small Cap Select Fund                     331,879          143,796          156,607            7,090
Small Cap Value Fund                      131,469           84,715           44,935            4,016
Small-Mid Cap Core Fund                    63,955           94,443           53,558               **

*    Fund was not in operation during this fiscal year.

**   Fund did not offer share class during time period indicated.

     The following table sets forth the Rule 12b-1 fees the Distributor paid to Participating Intermediaries for the fiscal year ended October 31, 2006 with respect to the Class A shares, Class B shares, Class C shares and Class R shares of the Funds.

                                                      FISCAL YEAR ENDED OCTOBER 31, 2006
                                      -----------------------------------------------------------------
                                      CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS R SHARES
                                      --------------   --------------   --------------   --------------
Balanced Fund                            $232,084          $32,384         $ 29,406          $   20

                                                      FISCAL YEAR ENDED OCTOBER 31, 2006
                                      -----------------------------------------------------------------
                                      CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS R SHARES
                                      --------------   --------------   --------------   --------------
Equity Income Fund                        364,449           43,191           55,523              87
Equity Index Fund                         424,546           67,943           88,572             790
International Fund                         66,670            9,058           20,352               3
International Select Fund                       *                *                *               *
Large Cap Growth Opportunities Fund       177,506           33,352           23,832               0
Large Cap Select Fund                      13,170            1,269            1,821             158
Large Cap Value Fund                      187,798           20,081           13,788              19
Mid Cap Growth Opportunities Fund         396,322           31,832          134,173           1,593
Mid Cap Index Fund                         27,951            6,099           22,428           1,003
Mid Cap Value Fund                        159,255           14,186           91,994             870
Real Estate Securities Fund               297,817            8,701           35,131             162
Small Cap Growth Opportunities Fund       117,717           13,958           11,663               0
Small Cap Index Fund                       19,288            2,577           10,387               7
Small Cap Select Fund                     186,779           27,553           80,509             308
Small Cap Value Fund                       75,120           14,306           20,762               0
Small-Mid Cap Core Fund                    31,692           11,945           15,989              **

*    Fund was not in operation during this fiscal year.

**   Fund did not offer share class during time period indicated.

CUSTODIANS AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Custodians. U.S. Bank and State Street Bank and Trust Company act as custodians for the Funds (the "Custodians"). U.S. Bank, 60 Livingston Avenue, St. Paul, MN 55101, acts as the custodian for each Fund (the "Custodian") other than International Fund and International Select Fund. U.S. Bank is a subsidiary of U.S. Bancorp. State Street Bank and Trust Company, 2 Avenue de Lafayette, LCC/5 Boston, MA 02111, acts as the custodian for the International Fund and International Select Fund.

     The Custodians take no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by the Funds. All of the instruments representing the investments of the Funds and all cash are held by the Custodians. The Custodians deliver securities against payment upon sale and pays for securities against delivery upon purchase. The Custodians also remits Fund assets in payment of Fund expenses, pursuant to instructions of FAIF's officers or resolutions of the Board of Directors.

     As compensation for its services as custodian, U.S. Bank is paid a monthly fee calculated on an annual basis equal to 0.005% of each such Fund's average daily net assets. State Street Bank and Trust Company is paid reasonable compensation as agreed upon from time to time. Sub-custodian fees with respect to the Funds are paid by State Street Bank and Trust Company out of its fees from the Funds. In addition, the Custodians are reimbursed for their out-of-pocket expenses incurred while providing services to the Funds. Each Custodian continues to serve so long as its appointment is approved at least annually by the Board of Directors including a majority of the directors who are not interested persons (as defined under the 1940 Act) of FAIF.

     Independent Registered Public Accounting Firm. Ernst & Young LLP, 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, serves as the Fund's independent registered public accounting firm, providing audit services, including audits of the annual financial statements.

                               PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED

     The following table sets forth the number and total assets of the mutual funds and accounts managed by the Fund's portfolio managers as of October 31, 2006.

                                                                NUMBER OF                      AMOUNT SUBJECT TO
PORTFOLIO MANAGER                 TYPE OF ACCOUNT MANAGED        ACCOUNTS       ASSETS       PERFORMANCE-BASED FEE
-----------------            --------------------------------   ---------   --------------   ---------------------
Karen L. Bowie               Registered Investment Company              0                0                       0

                                                                NUMBER OF                      AMOUNT SUBJECT TO
PORTFOLIO MANAGER                 TYPE OF ACCOUNT MANAGED        ACCOUNTS       ASSETS       PERFORMANCE-BASED FEE
-----------------            --------------------------------   ---------   --------------   ---------------------
                             Other Pooled Investment Vehicles           0                0                       0
                             Other Accounts                             1   $  6.0 million                       0

Gerald C. Bren               Registered Investment Company              1   $  4.9 million                       0
                             Other Pooled Investment Vehicles           0                0                       0
                             Other Accounts                            18   $325.0 million                       0

Anthony R. Burger            Registered Investment Company              0                0                       0
                             Other Pooled Investment Vehicles           0                0                       0
                             Other Accounts                             0                0                       0

David A. Chalupnik           Registered Investment Company              5   $673.0 million                       0
                             Other Pooled Investment Vehicles           0                0                       0
                             Other Accounts                            23   $490.5 million                       0

Rehan Chaudri*               Registered Investment Company              1   $195.8 million                       0
                             Other Pooled Investment Vehicles           4   $266.5 million       2 - $91.7 million
                             Other Accounts                            44   $  5.1 billion      1 - $259.5 million

David R. Cline               Registered Investment Company              5   $673.0 million                       0
                             Other Pooled Investment Vehicles           0                0                       0
                             Other Accounts                             1   $  5.4 million                       0

John I. Devita*              Registered Investment Company             15   $195.8 million                       0
                             Other Pooled Investment Vehicles           4   $266.5 million       2 - $91.7 million
                             Other Accounts                            30   $  5.1 billion      1 - $259.5 million

James A. Diedrich            Registered Investment Company              0                0                       0
                             Other Pooled Investment Vehicles           0                0                       0
                             Other Accounts                             6   $  1.8 million                       0

James M. Donald*             Registered Investment Company             11   $  5.8 billion        1 - $1.3 billion
                             Other Pooled Investment Vehicles          41   $  2.2 billion       1 - $74.6 million
                             Other Accounts                           269   $  3.3 billion                       0

Kevin V. Earley              Registered Investment Company              1   $135.5 million                       0
                             Other Pooled Investment Vehicles           0                0                       0
                             Other Accounts                            14   $635.0 million                       0

James Fisher                 Registered Investment Company              6   $  6.8 billion                       0
                             Other Pooled Investment Vehicles           6   $  6.0 billion                       0
                             Other Accounts                            32   $  7.9 billion        6 - $2.0 billion

Walter A. French             Registered Investment Company              1   $ 37.7 million                       0
                             Other Pooled Investment Vehicles           0                0                       0
                             Other Accounts                            32   $998.8 million                       0

David A. Friar               Registered Investment Company              1   $ 37.7 million                       0
                             Other Pooled Investment Vehicles           0                0                       0
                             Other Accounts                            32   $998.8 million                       0

Harold R. Goldstein          Registered Investment Company              0                0                       0
                             Other Pooled Investment Vehicles           0                0                       0
                             Other Accounts                            12   $563.7 million                       0

Trevor Graham*               Registered Investment Company              6   $  1.1 billion                       0
                             Other Pooled Investment Vehicles           3   $965.6 million                       0

                                                                NUMBER OF                      AMOUNT SUBJECT TO
PORTFOLIO MANAGER                 TYPE OF ACCOUNT MANAGED        ACCOUNTS       ASSETS       PERFORMANCE-BASED FEE
-----------------            --------------------------------   ---------   --------------   ---------------------
                             Other Accounts                            18   $  2.0 billion      1 - $234.4 million

Thomas A. Gunderson          Registered Investment Company              0                0                       0
                             Other Pooled Investment Vehicles           0                0                       0
                             Other Accounts                            12   $563.7 million                       0

Keith B. Hembre              Registered Investment Company              5   $673.0 million                       0
                             Other Pooled Investment Vehicles           0                0                       0
                             Other Accounts                             0                0                       0

John Hock*                   Registered Investment Company             15   $195.8 million                       0
                             Other Pooled Investment Vehicles           4   $266.5 million       2 - $91.7 million
                             Other Accounts                            30   $  5.1 billion      1 - $259.5 million

Troy L. Huff                 Registered Investment Company              0                0                       0
                             Other Pooled Investment Vehicles           0                0                       0
                             Other Accounts                             3   $ 10.8 million                       0

Cori B. Johnson              Registered Investment Company              1   $  4.9 million                       0
                             Other Pooled Investment Vehicles           0                0                       0
                             Other Accounts                            18   $325.0 million                       0

Mark S. Jordahl              Registered Investment Company              5   $673.0 million                       0
                             Other Pooled Investment Vehicles           0                0                       0
                             Other Accounts                             0                0                       0

Barry A. Lockhart*           Registered Investment Company              6   $  1.1 billion                       0
                             Other Pooled Investment Vehicles           3   $965.6 million                       0
                             Other Accounts                            18   $  2.0 billion      1 - $234.4 million

Thomas A. Mahowald           Registered Investment Company              0                0                       0
                             Other Pooled Investment Vehicles           0                0                       0
                             Other Accounts                            33   $761.4 million                       0

Robert S. McDougall          Registered Investment Company              0                0                       0
                             Other Pooled Investment Vehicles           0                0                       0
                             Other Accounts                             6   $ 73.4 million                       0

Sean A. McLeod               Registered Investment Company              0                0                       0
                             Other Pooled Investment Vehicles           0                0                       0
                             Other Accounts                             6   $ 73.4 million                       0

Brent D. Mellum              Registered Investment Company              1   $135.5 million                       0
                             Other Pooled Investment Vehicles           0                0                       0
                             Other Accounts                            14   $635.0 million                       0

Scott M. Mullinix            Registered Investment Company              0                0                       0
                             Other Pooled Investment Vehicles           0                0                       0
                             Other Accounts                            12   $563.7 million                       0

John R. Reinsberg*           Registered Investment Company             14   $  4.3 billion        1 - $1.3 billion
                             Other Pooled Investment Vehicles          32   $651.7 million                       0
                             Other Accounts                         1,059   $ 19.3 billion                       0

Jose ("Tony") A. Rodriguez   Registered Investment Company              5   $673.0 million                       0
                             Other Pooled Investment Vehicles           0                0                       0

                                                                NUMBER OF                      AMOUNT SUBJECT TO
PORTFOLIO MANAGER                 TYPE OF ACCOUNT MANAGED        ACCOUNTS       ASSETS       PERFORMANCE-BASED FEE
-----------------            --------------------------------   ---------   --------------   ---------------------
                             Other Accounts                             0                0                       0

Jay L. Rosenberg             Registered Investment Company              0                0                       0
                             Other Pooled Investment Vehicles           0                0                       0
                             Other Accounts                             4   $ 53.0 million                       0

Terry F. Sloan               Registered Investment Company              1   $135.5 million                       0
                             Other Pooled Investment Vehicles           0                0                       0
                             Other Accounts                            14   $635.0 million                       0

Walter B. Stackow            Registered Investment Company              1   $135.5 million                       0
                             Other Pooled Investment Vehicles           0                0                       0
                             Other Accounts                            14   $635.0 million                       0

Allen D. Steinkopf           Registered Investment Company              0                0                       0
                             Other Pooled Investment Vehicles           0                0                       0
                             Other Accounts                             7   $ 60.0 million                       0

Patrick Tan                  Registered Investment Company              6   $  1.1 billion                       0
                             Other Pooled Investment Vehicles           3   $965.6 million                       0
                             Other Accounts                            18   $  2.0 billion      1 - $234.4 million

Thomas R. H. Tibbles*        Registered Investment Company              6   $  1.1 billion                       0
                             Other Pooled Investment Vehicles           3   $965.6 million                       0
                             Other Accounts                            18   $  2.0 billion      1 - $234.4 million

John G. Wenker               Registered Investment Company              4   $649.4 million                       0
                             Other Pooled Investment Vehicles           0                0                       0
                             Other Accounts                             0                0                       0

Howard Williams              Registered Investment Company              4   $  1.7 billion                       0
                             Other Pooled Investment Vehicles          11   $  3.8 billion                       0
                             Other Accounts                            22   $  8.2 billion                       0

*    The information provided is as of December 31, 2006.

     FAF ADVISORS SIMILAR ACCOUNTS. The Funds' portfolio managers often manage multiple accounts. The Advisor has adopted policies and procedures regarding brokerage and trade allocation and allocation of investment opportunities that it believes are reasonably designed to address potential conflicts of interest associated with managing multiple accounts for multiple clients.

     JPMORGAN SIMILAR ACCOUNTS. The International Fund's sub-advisor, JPMorgan, and its portfolio managers manage other accounts with similar investment objectives and strategies as the International Fund ("similar accounts"), which raises potential conflicts of interest. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

     Responsibility for managing the sub-advisor's clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

     The sub-advisor may receive more compensation with respect to certain similar accounts than that received with respect to the International Fund or may receive compensation based in part on the performance of certain similar accounts. This may create a potential conflict of interest for the sub-advisor or the International Fund's portfolio managers by providing an incentive to favor these similar accounts when, for example, placing securities transactions.

In addition, the sub-advisor could be viewed as having a conflict of interest to the extent that the sub-advisor or an affiliate has a proprietary investment in similar accounts, the portfolio managers have personal investments in similar accounts or the similar accounts are investment options in the sub-advisor's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the sub-advisor may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The sub-advisor may be perceived as causing accounts it manages to participate in an offering to increase the sub-advisor's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the sub-advisor manages accounts that engage in short sales of securities of the type in which the International Fund invests, the sub-advisor could be seen as harming the performance of the International Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

     The sub-advisor has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

     Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with the sub-advisor's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the sub-advisor may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

     Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the sub-advisor attempts to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the sub-advisor so that fair and equitable allocation will occur over time.

     ALTRINSIC SIMILAR ACCOUNTS. Altrinsic portfolio managers manage other accounts in addition to the Fund. Therefore, conflicts of interest may arise in connection with the portfolio manager's management of the Fund's investments and the investments of other accounts. Certain of these accounts may pay higher advisory fees than the Fund creating an incentive to favor the higher paying account. Altrinsic has adopted trade allocation and aggregation policies and procedures to address these conflicts.

     Generally, the investment decisions for the Fund are reached independently from those for other accounts managed by Altrinsic. However, some of Altrinsic's other accounts may make investments in the same type of instruments or securities as the Fund at the same time as the Fund. Altrinsic's personnel may benefit personally or the firm may benefit as a whole from good investment performance by other accounts than by equivalent performance of the Fund. In those instances where the Fund and another client of Altrinsic's trade in the same type of instrument or security at the same time, Altrinsic has established allocation procedures to allocate such trades among its various client and the Fund fairly and equitably. In some cases, Altrinsic's allocation and aggregation procedures may operate to a disadvantage because of the size or price of a position obtainable for the Fund.

     HGI SIMILAR ACCOUNTS. HGI's management of "other accounts" may give rise to potential conflicts of interest in connection with its management of the Fund's investments, on the one hand, and the investments of other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager's knowledge about the size, timing, and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. In addition, some accounts charge performance fees which could enhance conflicts of interest in the allocation of investment opportunities. However, HGI has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitable allocated.

     LAZARD SIMILAR ACCOUNTS. Although the potential for conflicts of interest exists when an investment advisor and portfolio managers manage other accounts with similar investment objectives and strategies as the Fund, Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same security, as described below). In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the other accounts.

     Potential conflicts of interest may arise because of Lazard's management of the Fund and other accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer.

     A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Fund invests, Lazard could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Additionally, Lazard's portfolio managers do not manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.

PORTFOLIO MANAGER COMPENSATION

     FAF ADVISORS COMPENSATION. Portfolio manager compensation consists primarily of base pay, an annual cash incentive and long term incentive payments.

     Base pay is determined based upon an analysis of the portfolio manager's general performance, experience, and market levels of base pay for such position.

     The Fund's portfolio managers are paid an annual cash incentive based upon investment performance, generally over the past one- and three-year periods unless the portfolio manager's tenure is shorter. The maximum potential annual cash incentive is equal to a multiple of base pay, determined based upon the particular portfolio manager's performance and experience, and market levels of base pay for such position.

     For managers of the Fund, the portion of the maximum potential annual cash incentive that is paid out is based upon performance relative to the portfolio's benchmark and performance relative to an appropriate Lipper industry peer group. Generally, the threshold for payment of an annual cash incentive is (i) benchmark performance and (ii) median performance versus the peer group, and the maximum annual cash incentive is attained at (i) a spread over the benchmark which the Advisor believes will, over time, deliver top quartile performance and
(ii) top quartile performance versus the Lipper industry peer group.

     Investment performance is measured on a pre-tax basis, gross of fees for Fund results and for the Lipper industry peer group.

     Long term incentive payments are paid to portfolio managers on an annual basis based upon general performance and expected contributions to the success of the Advisor. Long-term incentive payments are comprised of two components:
(i) phantom equity units of the Advisor and (ii) U.S. Bancorp options and restricted stock.

     There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

     JPMORGAN COMPENSATION. The portfolio managers employed by the International Fund's sub-advisor participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the sub-advisor's business as a whole.

     Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

     Awards of restricted stock are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager's bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these deferred amounts vest, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

     ALTRINSIC COMPENSATION. Altrinsic manages all accounts on a team basis and all the portfolio managers are equity partners. The value of the equity and the associated cash flows are solely determined by the team's long-term investment performance and client satisfaction. All portfolio managers receive a guaranteed fixed payment monthly, a bonus at the end of the fiscal year, allocated capital based on the firm's profitability and participation in Altrinsic's profit sharing plan. John Hock, the Chief Investment Officer determines the compensation for the portfolio managers.

     All portfolio managers receive a percentage of the net profits, which is allocated to their capital account. Altrinsic maintains a discretionary Profit Sharing Plan in which all employees are eligible to participate after six months of employment.

     Altrinsic's portfolio managers' bonus compensation is determined primarily on the basis of a qualitative determination of their value added in terms of their stock specific research and the overall long-term performance of client accounts versus the respective benchmarks for each account. Consideration is given to each account's objectives, policies, strategies, limitations, and the market environment during the measurement period. Additional factors include the portfolio managers' contributions to the investment management functions within Altrinsic, contributions to the development of other investment professionals and supporting staff, and overall contribution marketing, client service, and strategic planning for the organization. There are no material differences between how Altrinsic portfolio managers are compensated for the Fund and for other accounts.

     HGI COMPENSATION. HGI compensates each portfolio manager for his or her management of the Fund. A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by HGI's Human Resources Department. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.

     A Portfolio Manager's bonus is paid on an annual basis and is determined by a number of factors, including, but not limited to, performance of the Fund and other funds managed relative to expectations for how those funds should have performed as compared to their benchmarks (the Morgan Stanley Capital International All Country World Ex U.S. Index for the Fund), given their objectives, policies, strategies, and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in a fund's portfolio.

Additional factors include the portfolio manager's contributions to the investment management functions within HGI, contributions to the development of other investment professionals and supporting staff, and overall contributions to marketing, client service, and strategic planning for the organization. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the portfolio manager satisfies the objectives stated above.

     LAZARD COMPENSATION. Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy such as leadership, teamwork, and commitment.

     Total compensation is not fixed, but rather is based on the following factors: (1) maintenance of current knowledge and opinions on companies owned in the portfolio; (2) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts;
(3) ability and willingness to develop and share ideas on a team basis; and (4) the performance results of the portfolios managed by the investment team.

     Variable bonus is based on the portfolio manager's quantitative performance as measured by the manager's ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by him or her, by comparison of each account to a predetermined benchmark, including, as appropriate for the relevant account's investment strategy, the MSCI World Index, the FTSE All World Europe ex-UK Index, the MSCI European Index, and the MSCI EAFE Index, over the current year and the longer-term performance (3-, 5-, or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager's bonus can be influenced by subjective measurement of the manager's ability to help others make investment decisions.

     Portfolio managers also have an interest in the Lazard Asset Management LLC Equity Plan, an equity based incentive program for Lazard Asset Management. The plan offers permanent equity in Lazard Asset Management to a significant number of its professionals, including portfolio managers, as determined by the board of directors of Lazard Asset Management, from time to time. This plan gives certain Lazard employees a permanent equity interest in Lazard and an opportunity to participate in the future growth of Lazard.

     In addition, effective May, 2005, the Lazard Ltd 2005 Equity Incentive Plan was adopted and approved by the Board of Directors of Lazard Ltd. The purpose of this plan is to give the company a competitive advantage in attracting, retaining, and motivating officers, employees, directors, advisors, and/or consultants and to provide the company and its subsidiaries and affiliates with a stock plan providing incentives directly linked to shareholder value.

OWNERSHIP OF FUND SHARES

     The following table indicates as of October 31, 2006 the value, within the indicated range, of shares beneficially owned by the portfolio managers in each Fund they manage. For purposes of this table, the following letters indicate the range listed next to each letter:

A - $0
B - $1 - $10,000
C - $10,001 - $50,000
D - $50,001 - $100,000
E - $100,001 - $500,000
F - $500,001 - $1,000,000
G - More than $1 million

                                                                                  OWNERSHIP IN FUND
PORTFOLIO MANAGER                       FUND                  OWNERSHIP IN FUND        COMPLEX
-----------------       -----------------------------------   -----------------   -----------------
Karen L. Bowie          Small Cap Value Fund                          C                   D

                                                                                  OWNERSHIP IN FUND
PORTFOLIO MANAGER                       FUND                  OWNERSHIP IN FUND        COMPLEX
-----------------       -----------------------------------   -----------------   -----------------
Gerald C. Bren          Equity Income Fund                            A                   G

Anthony R. Burger       Large Cap Select Fund                         A                   C
                        Small-Mid Cap Core Fund                       B

David A. Chalupnik      Balanced Fund                                 A                   G
                        Large Cap Select Fund                         A
                        Small-Mid Cap Core Fund                       A

Rehan Chaudri*          International Select Fund                     A                   A

David R. Cline          Balanced Fund                                 A                   E

John I. Devita*         International Select Fund                     A                   A

James A. Diedrich       Large Cap Growth Opportunities Fund           B                   C
                        Mid Cap Growth Opportunities Fund             B

James M. Donald*        International Select Fund                     A                   A

Kevin V. Earley         Large Cap Value Fund                          D                   E
                        Mid Cap Value Fund                            D

James Fisher            International Fund                            A                   A

Walter A. French        Equity Index Fund                             D                   D
                        Mid Cap Index Fund                            A
                        Small Cap Index Fund                          A

David A. Friar          Equity Index Fund                             A                   A
                        Mid Cap Index Fund                            A
                        Small Cap Index Fund                          A

Harold R. Goldstein     Large Cap Growth Opportunities Fund           A                   D
                        Mid Cap Growth Opportunities Fund             C

Trevor Graham*          International Select Fund                     A                   A

Thomas A. Gunderson     Large Cap Growth Opportunities Fund           C                   E
                        Mid Cap Growth Opportunities Fund             C

Keith B. Hembre         International Select Fund                     A                   E

John Hock*              International Select Fund                     A                   A

Troy L. Huff            Small Cap Select Fund                         B                   C

Cori B. Johnson         Equity Income Fund                            A                   E

Mark S. Jordahl         International Select Fund                     A                   F

Barry A. Lockhart*      International Select Fund                     A                   A

Thomas A. Mahowald      Large Cap Select Fund                         A                   C

Robert S. McDougall     Small Cap Growth Opportunities Fund           B                   C

Sean A. McLeod          Small Cap Growth Opportunities Fund           D                   E

Brent D. Mellum         Large Cap Value Fund                          E                   E
                        Mid Cap Value Fund                            D

Scott M. Mullinix       Large Cap Growth Opportunities Fund           B                   B
                        Mid Cap Growth Opportunities Fund             B

John R. Reinsberg*      International Select Fund                     A                   A

Jose A. Rodriguez       Balanced Fund                                 A                   E

                                                                                  OWNERSHIP IN FUND
PORTFOLIO MANAGER                       FUND                  OWNERSHIP IN FUND        COMPLEX
-----------------       -----------------------------------   -----------------   -----------------
Jay L. Rosenberg        Real Estate Securities Fund                   A                   C

Terry F. Sloan          Large Cap Value Fund                          B                   C
                        Mid Cap Value Fund                            B

Walter B. Stackow       Large Cap Value Fund                          A                   A
                        Mid Cap Value Fund                            A

Allen D. Steinkopf      Small Cap Select Fund                         C                   D

Patrick Tan*            International Select Fund                     A                   A

Thomas R. H. Tibbles*   International Select Fund                     A                   A

John G. Wenker          Real Estate Securities Fund                   C                   E

Howard Williams         International Fund                            A                   A

*    The information provided is as of December 31, 2006.

               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

     Decisions with respect to which securities are to be bought or sold, the total amount of securities to be bought or sold, the broker-dealer with or through which the securities transactions are to be effected and the commission rates applicable to the trades are made by the Advisor or, in the case of International Fund or International Select Fund, their sub-advisors (the "Sub-advisors").

     In selecting a broker-dealer to execute securities transactions, the Advisor and the Sub-advisors consider the full range and quality of a broker-dealer's services including, among other things: the value, nature and quality of any brokerage and research products and services; execution capability; commission rate; financial responsibility (including willingness to commit capital); the likelihood of price improvement; the speed of execution and likelihood of execution for limit orders; the ability to minimize market impact; the maintenance of the confidentiality of orders; and responsiveness of the broker-dealer. The determinative factor is not the lowest possible commission cost but whether the transaction represents the best qualitative execution for the Funds. Subject to the satisfaction of its obligation to seek best execution, another factor considered by the Advisor and the Sub-advisors in selecting a broker-dealer may include the broker-dealer's access to initial public offerings.

     For certain transactions, the Advisor and the Sub-advisors may cause the Funds to pay a broker-dealer a commission higher than that which another broker-dealer might have charged for effecting the same transaction (a practice commonly referred to as "paying up"). The Advisor and the Sub-advisors cause a Fund to pay up in recognition of the value of the brokerage and research products and services provided by the broker-dealer. The broker-dealer may directly provide such products or services to the Funds or purchase them from a third party for the Funds. In such cases, the Advisor and the Sub-advisors are in effect paying for the brokerage and research products and services with client commissions - so-called "soft dollars." The Advisor and the Sub-advisors will only cause a Fund to pay up if the Advisor and the Sub-Advisors, subject to their overall duty to seek best execution, determine in good faith that the amount of such commission is reasonable in relation to the value of the brokerage and research products and services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Advisor and the Sub-advisors in managing the Funds.

     The types of research products and services the Advisor and the Sub-advisors receive include economic analysis and forecasts, financial market analysis and forecasts, industry and company specific analysis, performance monitoring, interest rate forecasts, arbitrage relative valuation analysis of various debt securities, analysis of U.S. Treasury securities, research-dedicated computer software and related consulting services and other services that assist in the investment decision making process. Research products and services are received primarily in the form of written reports, computer-generated services, telephone contacts and personal meetings with security analysts. Research services may also be provided in the form of meetings arranged by broker-dealers with corporate management teams and spokespersons, as well as industry spokespersons.

     The brokerage and research products and services the Advisor and the Sub-advisors receive from broker-dealers supplement the Advisor's and the Sub-advisors' own normal research activities. As a practical matter, the Advisor or the Sub-advisors could not, on their own, generate all of the research that broker-dealers provide without materially increasing expenses. The brokerage and research products and services the Advisor and the Sub-advisors receive from broker-dealers may be put to a variety of uses and may be provided as part of a product that bundles research and brokerage products with other products into one package as further described below. The Advisor and the Sub-advisors reduce their expenses through their use of soft dollars.

     As a general matter, the brokerage and research products and services the Advisor and the Sub-advisors receive from broker-dealers are used to service all of the Advisor's and the Sub-advisors' accounts, including the Funds. However, any particular brokerage and research product or service may not be used to service each and every account, and may not benefit the particular accounts that generated the brokerage commissions. For example, equity commissions are used for brokerage and research products and services utilized in managing fixed income accounts.

     The Advisor and the Sub-advisors receive brokerage or research products or services that they also use for business purposes unrelated to brokerage or research. For example, certain brokerage services are provided as a part of a product that bundles many separate and distinct brokerage, execution, investment management, custodial and recordkeeping services into one package. Market data services are a specific example of mixed use services that the Advisor and the Sub-advisors might acquire because certain employees of the Advisor and the Sub-advisors may use such services for marketing or administrative purposes while others use them for research purposes. The acquisition of mixed use products and services causes a conflict of interest for the Advisor and the Sub-advisors, in that, clients pay up for this type of brokerage or research product or service while the product or service also directly benefits the Advisor and the Sub-advisors. For this reason, and in accordance with general SEC guidance, the Advisor and its applicable affiliates (that may also utilize such mixed use products or services) and the Sub-advisors make a good faith effort to determine what percentage of the product or service is used for non-brokerage or research purposes and pay cash ("hard dollars") for such percentage of the total cost. To ensure that their practices are consistent with their fiduciary responsibilities to their clients and to address this conflict, the Advisor and the Sub-advisors make all determinations with regard to whether mixed use items may be acquired and, if so, what the appropriate allocations are between soft dollar and hard dollar payments for such products and services. These determinations themselves represent a conflict of interest as the Advisor and the Sub-advisors have a financial incentive to allocate a greater proportion of the cost of mixed use products to soft dollars.

     Many of the Funds' portfolio transactions involve payment of a brokerage commission by the applicable Fund. In some cases, transactions are with dealers or issuers who act as principal for their own accounts and not as brokers. Transactions effected on a principal basis, other than certain transactions effected on a so-called riskless principal basis, are made without the payment of brokerage commissions but at net prices which usually include a spread or markup. In effecting transactions in over-the-counter securities, the Funds typically deal with market makers unless it appears that better price and execution are available elsewhere.

     It is expected that International Fund and International Select Fund will purchase most foreign equity securities in the over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located if that is the best available market. The fixed commission paid in connection with most such foreign stock transactions generally is higher than negotiated commissions on United States transactions. There generally is less governmental supervision and regulation of foreign stock exchanges than in the United States. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties.

     Foreign equity securities may be held in the form of American Depositary Receipts, or ADRs, European Depositary Receipts, or EDRs, or securities convertible into foreign equity securities. ADRs and EDRs may be listed on stock exchanges or traded in the over-the-counter markets in the United States or overseas. The foreign and domestic debt securities and money market instruments in which the Funds may invest are generally traded in the over-the-counter markets.

     The Funds do not effect any brokerage transactions in their portfolio securities with any broker or dealer affiliated directly or indirectly with the Advisor, Sub-advisors or Distributor unless such transactions, including the frequency thereof, the receipt of commission payable in connection therewith, and the selection of the affiliated broker or dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Funds, as determined by the Board of Directors. Any transactions with an affiliated broker or dealer must be on terms that are both at least as favorable to the Funds as the Funds can obtain elsewhere and at least as favorable as such affiliated broker or dealer normally gives to others.

     When two or more clients of the Advisor or Sub-advisors are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in a manner considered by the Advisor or Sub-advisors to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions may produce better executions for each client.

     The following table sets forth the aggregate brokerage commissions paid by certain of the Funds during the fiscal years ended September 30, 2004 and September 30, 2005, the one-month fiscal period ended October 31, 2005, and the fiscal year ended October 31, 2006:

                                          FISCAL YEAR          FISCAL YEAR        FISCAL PERIOD
                                             ENDED                ENDED               ENDED
                                      SEPTEMBER 30, 2004   SEPTEMBER 30, 2005   OCTOBER 31, 2005
                                      ------------------   ------------------   ----------------
Balanced Fund                             $  699,188           $  811,832           $ 53,025
Equity Income Fund                           627,481            1,126,863             10,278
Equity Index Fund                             18,920              109,576              3,350
International Fund                         3,526,517            1,367,458             39,022
International Select Fund (1)                       *                    *                  *
Large Cap Growth Opportunities Fund        4,165,004            3,036,867            162,103
Large Cap Select Fund                        408,905              840,943             63,119
Large Cap Value Fund                       3,641,378            1,763,095             49,469
Mid Cap Growth Opportunities Fund          6,991,583            4,430,753            334,630
Mid Cap Index Fund                            48,208               61,378              5,775
Mid Cap Value Fund                         1,260,801            1,649,571            167,006
Real Estate Securities Fund                1,607,319            2,052,623            197,775
Small Cap Growth Opportunities Fund        6,041,255            3,018,573            214,229
Small Cap Index Fund                          50,093              112,213              5,778
Small Cap Select Fund                      6,712,486            4,672,315            467,923
Small Cap Value Fund                       1,163,671            1,335,463            227,723
Small-Mid Cap Core Fund                      364,167              776,570             86,232

                                      FISCAL YEAR ENDED
                                       OCTOBER 31, 2006
                                      -----------------
Balanced Fund                            $  622,759
Equity Income Fund                          954,127
Equity Index Fund                            76,546
International Fund                          748,049
International Select Fund (1)                      *
Large Cap Growth Opportunities Fund       1,861,775
Large Cap Select Fund                     1,090,539
Large Cap Value Fund                      1,055,638
Mid Cap Growth Opportunities Fund         3,212,857
Mid Cap Index Fund                           46,829
Mid Cap Value Fund                        1,308,061
Real Estate Securities Fund               3,074,514
Small Cap Growth Opportunities Fund       2,921,412
Small Cap Index Fund                         26,980
Small Cap Select Fund                     3,306,424
Small Cap Value Fund                      1,334,448
Small-Mid Cap Core Fund                     330,643

----------
*    Fund was not in operation during this fiscal year/period.

(1)  Commenced operations on December 21, 2006.

     The following table sets forth the value of transactions executed with, and commissions paid to, broker-dealers selected by the Advisor in part because of research products or services provided during the fiscal year ended September 30, 2005, the one-month fiscal period ended October 31, 2005, and the fiscal year ended October 31, 2006.

FISCAL YEAR ENDED                                       RELATED BROKERAGE(1)
SEPTEMBER 30, 2005                    TRANSACTIONS(1)        COMMISSION
------------------                    ---------------   --------------------
Balanced Fund                           $13,090,060          $  654,503
Equity Income Fund                       19,961,920             998,096
Large Cap Growth Opportunities Fund      57,244,160           2,862,208
Large Cap Select Fund                    13,100,740             655,037
Large Cap Value Fund                     30,647,260           1,532,363
Mid Cap Growth Opportunities Fund        75,382,880           3,769,144
Mid Cap Value Fund                       29,334,460           1,466,723
Real Estate Securities Fund              36,110.380           1,805,519
Small Cap Growth Opportunities Fund      46,946,580           2,347,329
Small Cap Select Fund                    81,273,300           4,063,665
Small Cap Value Fund                     22,955,980           1,147,799
Small - Mid Cap Core Fund                 8,751,180             437,559

FISCAL PERIOD ENDED                                     RELATED BROKERAGE(1)
OCTOBER 31, 2005                      TRANSACTIONS(1)        COMMISSION
------------------                    ---------------   --------------------
Balanced Fund                            $  957,420           $ 47,871
Equity Income Fund                          205,560             10,278
Large Cap Growth Opportunities Fund       2,922,240            146,112
Large Cap Select Fund                     1,179,660             58,983
Large Cap Value Fund                        985,280             49,264
Mid Cap Growth Opportunities Fund         5,902,540            295,127
Mid Cap Value Fund                        3,181,680            159,084
Real Estate Securities Fund               3,552,900            177,645
Small Cap Growth Opportunities Fund       3,271,540            163,577
Small Cap Select Fund                     7,563,940            378,197
Small Cap Value Fund                      3,790,960            189,548
Small - Mid Cap Core Fund                    90,800              4,540

FISCAL YEAR ENDED                                       RELATED BROKERAGE(1)
OCTOBER 31, 2006                      TRANSACTIONS(1)        COMMISSION
------------------                    ---------------   --------------------
Balanced Fund                           $ 9,518,640          $  475,932
Equity Income Fund                       17,043,060             852,153
Large Cap Growth Opportunities Fund      33,938,280           1,696,914
Large Cap Select Fund                    19,263,140             963,157
Large Cap Value Fund                     19,335,320             966,766
Mid Cap Growth Opportunities Fund        58,160,720           2,908,036
Mid Cap Value Fund                       21,526,780           1,076,339
Real Estate Securities Fund              54,582,000           2,729,100
Small Cap Growth Opportunities Fund      45,504,740           2,275,237
Small Cap Select Fund                    54,547,620           2,727,381
Small Cap Value Fund                     22,592,700           1,129,635
Small - Mid Cap Core Fund                 5,288,080             264,404

----------
(1) Amount includes commissions paid to and brokerage transactions placed with certain broker-dealers that provide brokerage and research products and services and unbundled full service execution services.

     At October 31, 2006, certain Funds held the securities of their "regular brokers or dealers" as follows:

                                        REGULAR BROKER OR DEALER    AMOUNT OF SECURITIES
FUND                                       ISSUING SECURITIES        HELD BY FUND (000)      TYPE OF SECURITIES
----                                  ---------------------------   --------------------   ---------------------
Balanced Fund                         Goldman Sachs                              $ 3,274   Equity Securities
                                      Morgan Stanley                               6,207   Equity Securities
                                      Merrill Lynch                                  483   Corporate Obligations
                                      Morgan Stanley                                 865   Corporate Obligations

Equity Income Fund                    Goldman Sachs                              $15,714   Equity Securities
                                      Merrill Lynch                               17,582   Equity Securities

Equity Index Fund                     Bear Stearns                               $ 2,891   Equity Securities
                                      Goldman Sachs                               14,720   Equity Securities
                                      Lehman Brothers                              7,449   Equity Securities
                                      Merrill Lynch                               14,226   Equity Securities
                                      Morgan Stanley                              14,661   Equity Securities
                                      State Street Global Markets                  4,072   Equity Securities

International Fund                    UBS                                        $44,271   Equity Securities

Large Cap Growth Opportunities Fund   Goldman Sachs                              $19,637   Equity Securities
                                      Morgan Stanley                               4,617   Equity Securities

Large Cap Select Fund                 Goldman Sachs                              $ 7,609   Equity Securities
                                      Morgan Stanley                              14,423   Equity Securities

Large Cap Value Fund                  Goldman Sachs                              $12,541   Equity Securities
                                      Lehman Brothers                             14,626   Equity Securities
                                      Morgan Stanley                              28,799   Equity Securities

Mid Cap Growth Opportunities Fund     Bear Stearns                               $30,443   Equity Securities

Mid Cap Value Fund                    Bear Stearns                               $13,535   Equity Securities

                                  CAPITAL STOCK

     Each share of each Fund's $.01 par value common stock is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Funds have no preemptive or conversion rights.

     Each share of a Fund has one vote. On some issues, such as the election of directors, all shares of all FAIF Funds vote together as one series. The shares do not have cumulative voting rights. On issues affecting only a particular Fund, the shares of that Fund will vote as a separate series. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to a Fund or to approve, disapprove or alter a distribution plan. The Bylaws of FAIF provide that annual shareholders meetings are not required and that meetings of shareholders need only be held with such frequency as required under Minnesota law and the 1940 Act.

     As of February 2, 2007, the directors and officers of FAIF as a group owned less than one percent of each Fund's outstanding shares and the Funds were aware that the following persons owned of record five percent or more of the outstanding shares of each class of stock of the Funds:

                                            PERCENTAGE OF OUTSTANDING SHARES
                                    -----------------------------------------------
                                    CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                    -------   -------   -------   -------   -------
BALANCED FUND

MUGGS & CO                            6.31%              36.80%    84.48%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

                                            PERCENTAGE OF OUTSTANDING SHARES
                                    -----------------------------------------------
                                    CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                    -------   -------   -------   -------   -------
CAPINCO                                                             9.69%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

MG TRUST CO CUST FBO                                                         53.85%
LABEL-TEK INC
700 17TH ST STE 300
DENVER CO 80202-3531

MG TRUST CO CUST FBO                                                         34.83%
APEX LIFE GROUP
700 17TH ST STE 300
DENVER CO 80202-3531

FAF ADVISORS                                                                  9.59%
ATTN LISA ISAACSON BC-MN-H05M
800 NICOLLET MALL FL 5
MINNEAPOLIS MN 55402-7000

EQUITY INCOME FUND

MUGGS & CO                                               20.52%     7.68%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                          45.76%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                    26.74%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                            16.92%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MR RON SEIDLE FBO                                                            31.12%
RON SEIDLE CHEVROLET 401K
1141 E MAIN ST
CLARION PA 16214-1209

ANNETTE BURKARD FBO                                                          20.02%
NABERS PONTIAC GMC BUICK &
CADILLAC 401K
2600 HARBOR BLVD
COSTA MESA CA 92626-5228

VICTOR COVARRUBIAS MARY K MAIN                                               16.11%
FBO
VICTOR BUICK-GMC TRUCK INC 401K
2525 WARDLOW RD
CORONA CA 92882-2873

OFI TRUST CO FBO                                                             11.00%
DOMINGO VARA CHEVROLET 401K
8011 I-H 35 S
SAN ANTONIO TX 78224-1336

MR BRAD JOSEPH FBO                                                            8.25%
OLIVER C JOSEPH INC 401K
223 W MAIN ST
BELLEVILLE IL 62220-1503

                                            PERCENTAGE OF OUTSTANDING SHARES
                                    -----------------------------------------------
                                    CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                    -------   -------   -------   -------   -------
EQUITY INDEX FUND

MUGGS & CO                           12.82%              10.51%    31.70%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                          30.52%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                            18.12%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                    13.07%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

SYMETRA INVESTMENT SERVICES INC                                               8.97%
FBO CHET HILL INSURANCE INC
401K PLAN #523
ATTN RETIREMENT SERVICES SC-04
777 108TH AVE NE STE 1200
BELLEVUE WA 98004-5135

MG TRUST CO CUST FBO                                                          8.47%
MARTIN AUTOMOTIVE GROUP INC 401K
700 17TH ST STE 300
DENVER CO 80202-3531

MR CLIFFORD P DIVER JR                                                       6.59%
MS CHRISTINE C MCCARTY FBO
CP DIVER CHEVROLET-OLDS INC 401K
1215 COASTAL HWY
LEWES DE 19958-1717

INTERNATIONAL FUND

MUGGS & CO                           11.02%               5.82%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                            43.52%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                          32.51%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON &  CO                                                   15.49%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

US BANK TR                                                          5.55%
US BANCORP CAP
U/A 01-01-1984
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2575

                                            PERCENTAGE OF OUTSTANDING SHARES
                                    -----------------------------------------------
                                    CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                    -------   -------   -------   -------   -------
RONNIE D BUBAR FBO                                                          100.00%
SUBARU OF GRAND JUNCTION 401K
2496 HIGHWAY 6 AND 50
GRAND JCT CO 81505-1108

INTERNATIONAL SELECT FUND

US BANCORP INVESTMENTS INC           20.22%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

US BANCORP INVESTMENTS               19.08%
60 LIVINGSTON AVENUE
SAINT PAUL MN 55107-2292

US BANK NA CUST                      12.46%
GALE FRANCES PANDOW IRA ROLLOVER
PO BOX 262
BRODHEAD WI 53520-0262

LPL FINANCIAL SERVICES                6.11%
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121

US BANCORP INVESTMENTS INC.           5.73%
60 LIVINGSTON AVE
SAINT PAUL MN 55107

FAF ADVISORS                                   90.95%   100.00%             100.00%
ATTN LISA ISAACSON BC-MN-H05U
800 NICOLLET MALL FL 5
MINNEAPOLIS MN 55402-7000

US BANK NA CUST                                 9.05%
JEFFREY A BOLD SIMPLE IRA
STRATTON SURVEYING & MAPPING
SIMPLE PLAN
1110 S BENTON ST
KENNEWICK WA 99337-4745

CAPINCO                                                            69.57%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                          20.52%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                     9.87%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

LARGE CAP GROWTH OPPORTUNITIES
FUND

MUGGS & CO                            6.09%               6.27%     6.19%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                          45.91%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

                                            PERCENTAGE OF OUTSTANDING SHARES
                                    -----------------------------------------------
                                    CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                    -------   -------   -------   -------   -------
CAPINCO                                                            26.78%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                    13.55%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

US BANK CUST                                                        6.73%
US BANCORP CAP
U/A 01-01-1984
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

MG TRUST CO CUST FBO                                                         88.98%
DELTA MEDIX PC
700 17TH ST STE 300
DENVER CO 80202-3531

MG TRUST CO CUST FBO                                                          7.84%
CARBON MONROE PIKE DRUG &
ALCOHOL C
700 17TH ST STE 300
DENVER CO 80202-3531

LARGE CAP SELECT FUND

PERSHING LLC                                              6.71%
PO BOX 2052
JERSEY CITY NJ 07303-2052

LPL FINANCIAL SERVICES                          8.26%
9785 TOWNE CENTRE DRIVE
SAN DIEGO CA 92121-1968

PENSON FINANCIAL SERVICES, INC                  7.15%
1700 PACIFIC AVENUE
SUITE 1400
DALLAS TX 75201-4609

NFSC LLC FEBO                                   7.22%
CLARE M RELIHAN
1889 LODGEPOLE DR
ERIE CO 80516-7972

U.S. BANCORP INVESTMENTS INC.                   6.09%     7.51%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

NFS LLC FEBO                                             32.58%
MILLER STREET PARTNERSHIP
A PARTNERSHIP
PRADEEP KULKARNI
543 WEST MILLER STREET
SPRINGFIELD IL 62702-4978

UBS FINANCIAL SERVICES INC. FBO                           9.49%
SOUTHWEST OFFICE SUPPLY INC
401(K) PRO SHAR PL & TR
FBO CLAYTON J COE
1862 SE GAIL CT
HILLSBORO OR 97123-5263

WILLIAM BLAIR & CO LLC                                    6.69%
JERROLD J WEINSTEIN
222 WEST ADAMS STREET
CHICAGO IL 60606-5312

                                            PERCENTAGE OF OUTSTANDING SHARES
                                    -----------------------------------------------
                                    CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                    -------   -------   -------   -------   -------
MG TRUST CO CUST FBO                                                         86.05%
TRICO EXCAVATING
700 17TH ST STE 300
DENVER CO 80202-3531

BAND & CO                                                          57.19%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                            26.75%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                    14.31%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MG TRUST CO CUST FBO                                                          6.68%
STEVEN GILMAN
700 17TH ST STE 300
DENVER CO 80202-3531

LARGE CAP VALUE FUND

BAND & CO                                                          34.02%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

US BANK CUST                                                       26.62%
US BANCORP CAP
U/A 01-01-1984
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2575

CAPINCO                                                            25.13%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                     7.76%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MUGGS & CO                            6.39%                         5.92%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MG TRUST CO CUST FBO                                                         91.57%
OMAHA NEON SIGN INC
700 17TH ST STE 300
DENVER CO 80202-3531

MID CAP GROWTH OPPORTUNITIES FUND

INVESTORS BANK & TRUST FBO           13.80%
VARIOUS RETIREMENT PLANS
4 MANHATTANVILLE RD
PURCHASE NY 10577-2139

MUGGS & CO                                                8.67%     15.19%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

                                            PERCENTAGE OF OUTSTANDING SHARES
                                    -----------------------------------------------
                                    CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                    -------   -------   -------   -------   -------
CAPINCO                                                            31.87%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                    14.30%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                          23.82%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

US BANK CUST                                                        9.44%
US BANCORP CAP
U/A 01-01-1984
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2575

NFS LLC FEBO                                                                 24.85%
FIRST MERCHANTS TRUST CO NA
OMNIBUS RET PLANS/EB ASSETS
PO BOX 1467
MUNCIE IN 47308-1467

NABANK & CO                                                                  26.02%
PO BOX 2180
TULSA OK 74101-2180

MID CAP INDEX FUND

MUGGS & CO                           16.94%                        15.62%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

TRUSTLYNX & CO CUST                  10.15%
PO BOX 173736
DENVER CO 80217-3736

LPL FINANCIAL SERVICES                          6.18%
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

FIRST CLEARING LLC                                        5.73%
CATHY NOGGLE
34 BLUE SMT
IRVINE CA 92603-0155

BAND & CO                                                          43.51%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                            27.17%
C/O USB BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                    13.60%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

                                            PERCENTAGE OF OUTSTANDING SHARES
                                    -----------------------------------------------
                                    CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                    -------   -------   -------   -------   -------
BANCO POPULAR DE PR FBO                                                       8.32%
BELLA INTL EMPLOYEE RET PLAN
PO BOX 362708
SAN JUAN PR 00936-2708

SYMETRA INVESTMENT SERVICES INC                                               6.23%
FBO HAWAII STATE TEACHERS ASSOC
PLAN #332
ATTN RETIREMENT SERVICES SC-04
777 108TH AVE NE STE 1200
BELLEVUE WA 98004-5135

MG TRUST CO AGENT TTEE                                                        5.68%
FRONTIER TRUST CO
MARTIN FOX M D 401K PS
PO BOX 10699
FARGO ND 58106-0699

SYMETRA INVESTMENT SERVICES INC                                               5.37%
SHINSTROM & NORMAN INC PLAN 363
ATTN RETIREMENT SERVICES SC-04
777 108TH AVE NE STE 1200
BELLEVUE WA 98004-5135

MID CAP VALUE FUND

UNIFIED TRUST COMPANY NA              7.92%
OMNIBUS TRUST
2353 ALEXANDRIA DR STE 100
LEXINGTON KY 40504-3208

CHARLES SCHWAB & CO INC              25.64%
SPECIAL CUSTODY ACCOUNT
FOR BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

MERRILL LYNCH PIERCE FENNER                               5.79%
& SMITH SAFEKEEPING
ATTN PHYSICAL TEAM
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484

MUGGS & CO                                                          7.19%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                            35.43%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                          24.57%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

US BANK TR                                                         16.50%
US BANCORP CAP
U/A 01-01-1984
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2575

WASHINGTON & CO                                                    12.82%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

                                            PERCENTAGE OF OUTSTANDING SHARES
                                    -----------------------------------------------
                                    CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                    -------   -------   -------   -------   -------
PIMS/PRUDENTIAL RETIREMENT                                                   15.86%
AS NOMINEE FOR THE TTEE/CUST
PL 006
THE SPECTRUM BRANDS 401K
6 CONCOURSE PKWY NE STE 3300
ATLANTA GA 30328-6187

MORRIS & CO                                                                   9.18%
PO BOX 1602
SOUTH BEND IN 46634-1602

TRUSTLYNX & CO                                                                8.82%
PO BOX 173736
DENVER CO 80217-3736

REAL ESTATE SECURITIES FUND

UNIFIED TRUST COMPANY NA             16.06%
OMNIBUS TRUST
2353 ALEXANDRIA DR STE 100
LEXINGTON KY 40504-3208

NFS LLC FEBO                         16.69%
PREMIER TRUST FMT/FIRST AMER REA
FIRST MERCANTILE TRUST CO TTEE
ATTN: FUNDS MGMT
57 GERMANTOWN CT FL 4
CORDOVA TN 38018

WELLS FARGO BANK NA FBO               6.26%
MAYER BROWN ROWE & MAW INVEST FD
PO BOX 1533
MINNEAPOLIS MN 55480-1533

CITIGROUP GLOBAL MARKETS INC                    6.45%
BOOK ENTRY A/C
333 WEST 34TH ST - 3RD FLOOR
NEW YORK NY 10001-2402

MERRILL LYNCH PIERCE FENNER                              15.33%
& SMITH SAFEKEEPING
ATTN PHYSICAL TEAM
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484

BAND & CO                                                          35.41%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                            22.75%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                    15.15%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MUGGS & CO                                                         10.08%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

TRANSAMERICA LIFE INSURANCE CO                                                9.53%
1150 S OLIVE #T-4
LOS ANGELES CA 90015-2209

                                            PERCENTAGE OF OUTSTANDING SHARES
                                    -----------------------------------------------
                                    CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                    -------   -------   -------   -------   -------
PIMS/PRUDENTIAL RETIREMENT                                                    8.06%
AS NOMINEE FOR THE TTEE/CUST
PL 763
STS CONSULTANTS, LTD.
750 CORPORATE WOODS PKWY
VERNON HILLS IL 60061-3153

PIMS/PRUDENTIAL RETIREMENT                                                    5.59%
AS NOMINEE FOR THE TTEE/CUST
PL 100
BISHOP-BROGDEN & ASSOCIATES i
333 W HAMPDEN AVE STE 1050
ENGLEWOOD CO 80110-2347

SMALL CAP GROWTH OPPORTUNITIES
FUND

CHARLES SCHWAB & CO INC               7.39%
FOR THE EXCLUSIVE BENEFIT OF ITS
CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122

UMB BANK NA                           8.92%
J P MORGAN RETIREMENT PLAN
SERVICES
FERRELL GAS 401 (K) INVESTMENT
PLAN
U/A 08/01/1999
9300 WARD PKWY
KANSAS CITY MO 64114-3317

PRUDENTIAL INVESTMENT MANAGEMENT     51.16%
SERVICE FBO MUTUAL FUND CLIENTS
ATTN PRUCHOICE UNIT
MAIL STOP NJ-11-05-20
100 MULBERRY ST
NEWARK NJ 07102-4056

CAPINCO                                                            52.93%
C/O USB BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                          23.87%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

US BANK CUST                                                       10.71%
US BANCORP CAP
U/A 01-01-1984
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2575

THOMAS R SUAREZ FBO                                                          54.00%
WILLIAM SMITH & BROWN 401K
5 VAUGHN DRIVE
PRINCETON NJ 08540-6313

WASHINGTON & CO                                                     5.21%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

SCOTT MCALLISTER MICHAEL                                                     11.15%
DAUGHERTY FBO
MIKE DAUGHERTY CHEVROLET 401K
2449 FULTON AVE
SACRAMENTO CA 95825-0347

                                            PERCENTAGE OF OUTSTANDING SHARES
                                    -----------------------------------------------
                                    CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                    -------   -------   -------   -------   -------
MICHAEL GALAN RIMMA LUKOV FBO                                                 8.26%
INTERACTIVE SERVICES GROUP INC
600 DELRAN PARKWAY #401K
DELRAN NJ 08075-1255

SMALL CAP INDEX FUND

MUGGS & CO                           33.85%                        20.46%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI 53201-1787

MORGAN STANLEY DW INC FBO                                 5.62%
GARY & JILL ROSENSHIELD CO-TTEES
HARBORSIDE FINANCIAL CNTR PLAZA 3
JERSEY CITY NJ 07311

MERRILL LYNCH PIERCE FENNER &                             5.17%
SMITH SAFEKEEPING
ATTN PHYSICAL TEAM
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484

BAND & CO                                                          46.16%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                            16.80%
C/O USB BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                    15.81%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

PIMS/PRUDENTIAL RETIREMENT                                                   11.39%
AS NOMINEE FOR THE TTEE/CUST
PL 007
STURMAN INDUSTRIES, INC.
1 INNOVATION WAY
WOODLAND PARK CO 80863-3308

MG TRUST COMPANY CUST. FBO                                                   47.42%
LAKELANDS ORTHOPAEDIC CLINIC, PA
700 17TH STE 300
DENVER CO 80202-3531

MG TRUST CO TTEE                                                             13.91%
CYMSTAR RET PLAN
700 17TH STE 300
DENVER CO 80202-3531

MG TRUST                                                                     10.05%
SHUMATE TRI-CITY LLC
700 17TH STE 300
DENVER CO 80202-3531

SMALL CAP SELECT FUND

MERRILL LYNCH PIERCE FENNER          22.57%
& SMITH SAFEKEEPING
ATTN PHYSICAL TEAM
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484

                                            PERCENTAGE OF OUTSTANDING SHARES
                                    -----------------------------------------------
                                    CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                    -------   -------   -------   -------   -------
CHARLES SCHWAB & CO INC               7.64%
SPECIAL CUSTODY ACCOUNT
FOR BENEFIT OF ITS CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

US BANK CUST                                                       10.91%
US BANCORP CAP
U/A 01-01-1984
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2575

MUGGS & CO                                                         13.03%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                            27.60%
C/O USB BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                    17.84%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                          20.68%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

TRANSAMERICA LIFE INSURANCE CO                                               42.12%
1150 S OLIVE #t-4
LOS ANGELES CA 90015-2209

PIMS/PRUDENTIAL RETIREMENT                                                    6.45%
AS NOMINEE FOR THE TTEE/ CUST
PL 006
ASBESTOS WORKERS LOCAL UNION
497 N KRUEGER AVE
NEW BRAUNFELS TX 78130-6932

SMALL CAP VALUE FUND

MUGGS & CO                                                         16.61%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

US BANK CUST                                                       37.51%
US BANCORP CAP
U/A 01-01-1984
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2575

CAPINCO                                                            25.51%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                          2.27%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                    7.42%
PO BOX 1787
MILWAUKEE WI 53201-1787

                                            PERCENTAGE OF OUTSTANDING SHARES
                                    -----------------------------------------------
                                    CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                    -------   -------   -------   -------   -------
MG TRUST CO AGENT TTEE                                                       18.28%
FRONTIER TRUST CO
PINEHURST SURGICAL CLINIC PA RETI
PO BOX 10699
FARGO ND 58106-0699

MG TRUST CO CUST FBO                                                         12.36%
LEITNER-POMA OF AMERICA INC 401K
700 17TH ST STE 300
DENVER CO 80202-3531

CHARLES SCHWAB & CO INC               9.03%
SPECIAL CUSTODY ACCOUNT
FOR BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

MG TRUST CO TTEE                                                              8.20%
INTEGRATED DESIGN INC 401K PLAN
700 17TH ST STE 300
DENVER CO 80202-3531

SYMETRA INVESTMENT SERVICES INC                                               7.25%
FBO RUSHFORD CONSTRUCTION CO
INC 401K PLAN #494
ATTN RETIREMENT SERVICES SC-04
777 108TH AVE NE STE 1200
BELLEVUE WA 98004-5135

SYMETRA INVESTMENT SERVICES INC                                               5.39%
FBO CHET HILL INSURANCE INC
401K PLAN #523
ATTN RETIREMENT SERVICES SC-04
777 108TH AVE NE STE 1200
BELLEVUE WA 98004-5135

MAX KER-SEYMER FBO                                                            5.26%
WESTMINSTER INTERNATIONAL COMP
401K PROFIT SHARING PLAN & TRUST
159 ARMOUR DR NE
ATLANTA GA 30324-3916

TRANSAMERICA LIFE INSURANCE CO                                                5.15%
1150 S OLIVE #t-4
LOS ANGELES CA 90015-2209

SMALL-MID CAP CORE FUND

MUGGS & CO                           11.38%                        20.80%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON &  CO                                                   26.39%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                          38.46%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                            14.24%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

     The public offering price of the shares of a Fund generally equals the Fund's net asset value plus any applicable sales charge. A summary of any applicable sales charge assessed on Fund share purchases is set forth in the Funds' Prospectuses. The public offering price of the Class A Shares of the Funds as of October 31, 2006 was as set forth below. Please note that the public offering prices of Class B, Class C, Class Y, and Class R Shares are the same as net asset value since no sales charges are imposed on the purchase of such shares.

                                      PUBLIC OFFERING PRICE
FUND                                         CLASS A
----                                  ---------------------
Balanced Fund                                 $12.98
Equity Income Fund                             16.83
Equity Index Fund                              27.30
International Fund                             15.66
International Select Fund                          *
Large Cap Growth Opportunities Fund            31.30
Large Cap Select Fund                          16.06
Large Cap Value Fund                           23.41
Mid Cap Growth Opportunities Fund              43.84
Mid Cap Index Fund                             15.08
Mid Cap Value Fund                             28.20
Real Estate Securities Fund                    28.03
Small Cap Growth Opportunities Fund            21.68
Small Cap Index Fund                           17.17
Small Cap Select Fund                          16.00
Small Cap Value Fund                           16.28
Small-Mid Cap Core Fund                        10.13

*    Fund was not in operation during this fiscal year/period.

     The net asset value of each Fund's shares is determined on each day during which the New York Stock Exchange (the "NYSE") is open for business. The NYSE is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each year the NYSE may designate different dates for the observance of these holidays as well as designate other holidays for closing in the future. To the extent that the securities held by a Fund are traded on days that the Fund is not open for business, such Fund's net asset value per share may be affected on days when investors may not purchase or redeem shares. This may occur, for example, where a Fund holds securities which are traded in foreign markets.

     On October 31, 2006, the net asset value per share for each class of shares of the Funds were calculated as follows. International Select Fund did not commence operations until December 21, 2006 and, therefore, is not reflected below.

                                                          SHARES        NET ASSET
                                        NET ASSETS     OUTSTANDING   VALUE PER SHARE
                                      --------------   -----------   ---------------
BALANCED FUND
   Class A                            $  106,565,126     8,683,851        $12.27
   Class B                                13,809,327     1,134,009         12.18
   Class C                                 3,030,096       247,286         12.25
   Class R                                    22,512         1,822         12.35
   Class Y                               247,364,590    20,104,211         12.30

EQUITY INCOME FUND
   Class A                               171,814,559    10,808,233         15.90
   Class B                                19,844,721     1,259,953         15.75
   Class C                                11,225,242       711,428         15.78
   Class R                                   510,753        32,161         15.88
   Class Y                             1,129,971,131    70,603,248         16.00

EQUITY INDEX FUND
   Class A                               229,184,775     8,881,983         25.80
   Class B                                43,368,931     1,703,004         25.47

                                                          SHARES        NET ASSET
                                        NET ASSETS     OUTSTANDING   VALUE PER SHARE
                                      --------------   -----------   ---------------
   Class C                            $   20,713,952       808,509        $25.62
   Class R                                 3,418,827       132,644         25.77
   Class Y                             1,935,614,466    75,039,547         25.79

INTERNATIONAL FUND
   Class A                                52,488,489     3,547,111         14.80
   Class B                                 7,171,961       525,403         13.65
   Class C                                 8,049,136       569,481         14.13
   Class R                                     1,107            75         14.81
   Class Y                             1,738,254,181   115,979,831         14.99

LARGE CAP GROWTH OPPORTUNITIES FUND
   Class A                                90,285,157     3,052,152         29.58
   Class B                                13,989,936       499,399         28.01
   Class C                                 8,423,921       294,788         28.58
   Class R                                   558,016        18,973         29.41
   Class Y                               793,853,118    26,044,202         30.48

LARGE CAP SELECT FUND
   Class A                                 7,151,798       471,037         15.18
   Class B                                   643,177        43,047         14.94
   Class C                                   247,600        16,567         14.95
   Class R                                   117,566         7,776         15.12
   Class Y                               476,154,452    31,280,130         15.22

LARGE CAP VALUE FUND
   Class A                               115,438,161     5,218,056         22.12
   Class B                                 9,815,384       455,623         21.54
   Class C                                 5,173,687       237,259         21.81
   Class R                                   163,670         7,407         22.10
   Class Y                               825,632,733    37,206,510         22.19

MID CAP GROWTH OPPORTUNITIES FUND
   Class A                               322,384,661     7,781,610         41.43
   Class B                                15,604,752       408,989         38.15
   Class C                                19,540,079       492,834         39.65
   Class R                                17,852,707       433,819         41.15
   Class Y                             1,243,776,544    28,512,196         43.62

MID CAP INDEX FUND
   Class A                                14,722,165     1,032,992         14.25
   Class B                                 2,677,687       191,486         13.98
   Class C                                 4,320,433       308,000         14.03
   Class R                                 4,031,475       284,149         14.19
   Class Y                               333,635,753    23,386,116         14.27

MID CAP VALUE
   Class A                               156,576,016     5,875,446         26.65
   Class B                                 8,590,032       336,891         25.50
   Class C                                18,162,213       698,017         26.02
   Class R                                17,723,911       667,436         26.56
   Class Y                               728,013,444    27,191,895         26.77

REAL ESTATE SECURITIES FUND
   Class A                               228,185,659     8,614,500         26.49
   Class B                                 7,287,854       279,451         26.08
    Class C                               12,281,430       469,224         26.17
   Class R                                 9,423,129       352,686         26.72
   Class Y                               756,868,040    28,377,378         26.67

SMALL CAP GROWTH OPPORTUNITIES FUND
   Class A                               138,786,510     6,773,633         20.49
   Class B                                 6,539,992       348,530         18.76
   Class C                                 2,663,745       136,394         19.53
   Class R                                 1,323,007        64,873         20.39
   Class Y                               182,428,542     8,422,125         21.66

                                                          SHARES        NET ASSET
                                        NET ASSETS     OUTSTANDING   VALUE PER SHARE
                                      --------------   -----------   ---------------
SMALL CAP INDEX FUND
   Class A                            $   10,638,824       655,686        $16.23
   Class B                                 1,332,762        84,490         15.77
   Class C                                 2,662,195       167,257         15.92
   Class R                                   280,191        17,469         16.04
   Class Y                               135,801,784     8,368,214         16.23

SMALL CAP SELECT
   Class A                               222,293,157    14,699,162         15.12
   Class B                                15,077,180     1,170,599         12.88
   Class C                                18,794,004     1,309,076         14.36
   Class R                                 2,697,008       180,100         14.98
   Class Y                               732,251,917    45,598,939         16.06

SMALL CAP VALUE FUND
   Class A                                57,922,135     3,766,626         15.38
   Class B                                 7,854,917       564,023         13.93
   Class C                                 4,405,290       310,927         14.17
   Class R                                 1,848,518       121,258         15.24
   Class Y                               355,147,899    22,602,219         15.71

SMALL-MID CAP CORE FUND
   Class A                                26,189,999     2,737,792          9.57
   Class B                                 8,689,046     1,042,200          8.34
   Class C                                 4,986,422       548,596          9.09
   Class Y                                67,436,716     6,776,154          9.95

                                    TAXATION

     Each Fund intends to fulfill the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. If so qualified, each Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

     With respect to Balanced Fund's investments in U.S. Treasury inflation protected securities and other inflation protected securities that accrue inflation into their principal value, the Fund will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If the Fund purchases such inflation protected securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount. Generally, the original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price" as those terms are defined in the Code. The Fund will be required to accrue as ordinary income a portion of such original issue discount even though it receives no cash currently as interest payment corresponding to the amount of the original issue discount. Because the Fund is required to distribute substantially all of its net investment income (including accrued original issue discount) in order to be taxed as a regulated investment company, it may be required to distribute an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Fund may be required to borrow or liquidate securities.

     Some of the investment practices that may be employed by the Funds will be subject to special provisions that, among other things, may defer the use of certain losses of such Funds, affect the holding period of the securities held by the Funds and, particularly in the case of transactions in or with respect to foreign currencies, affect the character of the gains or losses realized. These provisions may also require the Funds to mark-to-market some of the positions in their respective portfolios (i.e., treat them as closed out) or to accrue original discount, both of which may cause such Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualification as a regulated investment company and for avoiding income and excise taxes. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities. Each Fund will monitor its transactions and may make certain elections in order to mitigate the effect of these rules and prevent disqualification of the Funds as regulated investment companies.

     When a Fund lends portfolio securities to a borrower as described above in "Lending of Portfolio Securities," payments in lieu of dividends made by the borrower to the Fund will not constitute "qualified dividends" taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities. Such payments in lieu of dividends are taxable as ordinary income.

     It is expected that any net gain realized from the closing out of futures contracts, options, or forward currency contracts will be considered gain from the sale of securities or currencies and therefore qualifying income for purposes of the requirement that a regulated investment company derive at least 90% of gross income from investment securities.

     Any loss on the sale or exchange of shares of a Fund generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the same Fund within 30 days before or after such sale or exchange. Furthermore, if Fund shares with respect to which a long-term capital gain distribution has been made are held for less than six months, any loss on the sale of exchange of such shares will be treated as a long-term capital loss to the extent of such long-term capital gain distribution.

     For federal tax purposes, if a shareholder exchanges shares of a Fund for shares of any other FAIF Fund pursuant to the exchange privilege (see "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares" in the Prospectus), such exchange will be considered a taxable sale of the shares being exchanged. Furthermore, if a shareholder of Class A, Class B or Class C Shares carries out the exchange within 90 days of purchasing shares in a fund on which he or she has incurred a sales charge, the sales charge cannot be taken into account in determining the shareholder's gain or loss on the sale of those shares to the extent that the sales charge that would have been applicable to the purchase of the later-acquired shares in the other Fund is reduced because of the exchange privilege. However, the amount of any sales charge that may not be taken into account in determining the shareholder's gain or loss on the sale of the first-acquired shares may be taken into account in determining gain or loss on the eventual sale or exchange of the later-acquired shares.

     Pursuant to the Code, distributions of net investment income by a Fund to a shareholder who is a foreign shareholder (as defined below) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business of such shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding but, in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year. Each Fund will report annually to its shareholders the amount of any withholding.

     A foreign shareholder is any person who is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity organized in the United States or under the laws of the United States or a political subdivision thereof, (iii) an estate whose income is includible in gross income for U.S. federal income tax purposes or (iv) a trust whose administration is subject to the primary supervision of the U.S. court and which has one or more U.S. fiduciaries who have authority to control all substantial decisions of the trust.

     The foregoing relates only to federal income taxation and is a general summary of the federal tax law in effect as of the date of this Statement of Additional Information.

                             REDUCING SALES CHARGES

CLASS A SALES CHARGE

     Sales charges on the purchase of Class A shares can be reduced through (i) quantity discounts and accumulated purchases, or (ii) signing a 13-month letter of intent.

     QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES: Each Fund will combine purchases made by an investor, the investor's spouse or domestic partner, and the investor's dependent children when it calculates the sales charge.

     For each Fund, the sales charge discount will be determined by adding (i) the purchase price (including sales charge) of the Fund shares that are being purchased, plus (ii) the purchase price of the Class A, Class B and Class C shares of any other First American fund (other than a money market fund) or any fund managed by Country Capital Management Company that you are concurrently purchasing, plus (iii) the current net asset value of Class A, Class B and Class C shares of the Fund or any other First American fund (other than a money market fund) or fund managed by Country Capital Management Company that you already own. In order for an investor to receive the sales charge reduction on Class A Shares, the Fund must be notified by the investor in writing or by his or her financial institution at the time the purchase is made that Fund shares are already owned or that purchases are being combined. If the purchase price of shares that the investor owns is higher than their current net asset value, the investor may receive credit for this higher purchase price instead, but only if the investor notifies the Fund of this request in advance in writing and provides written records of the original purchase price.

     LETTER OF INTENT: If an investor intends to purchase, in the aggregate, at least $50,000 of Class A, Class B or Class C shares in the Funds, other First American funds (other than money market funds), or funds managed by Country Capital Management Company, over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Fund's custodian to hold a percentage equal to the Funds' maximum sales charge rate of the total amount intended to be purchased in escrow (in shares) until the purchase is completed.

     The amount held in escrow for all FAIF Funds will be applied to the investor's account at the end of the 13-month period after deduction of the sales load applicable to the dollar value of shares actually purchased. In this event, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

     A letter of intent will not obligate the investor to purchase shares, but if he or she does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. This letter may be dated as of a prior date to include any purchases made within the past 90 days. Absent complete and current notification from the investor or from his or financial intermediary to the Fund, the investor may not realize the benefit of a reduced sales charge.

SALES OF CLASS A SHARES AT NET ASSET VALUE

     General. The prospectuses for the Funds set forth the categories of investors eligible to purchase Class A shares without a sales charge.

     Purchases of $1 Million or More. Class A shares may be purchased without a sales charge by non-retirement accounts if the purchase, when aggregated with certain Class A, B and C share purchases as described in the Funds' prospectuses, totals $1 million or more. Your investment professional or financial intermediary may receive a commission equal to 1.00% on purchases of $1 million to $3 million, 0.50% on purchases in excess of $3 million up to $10 million, and 0.25% on purchases in excess of $10 million. Note that your investment professional or financial intermediary will only receive a commission equal to the rate required by the actual investment (without taking into account aggregation). For example, if your aggregated investments, including your current investment, total $6 million, but your current investment equals $2 million, your investment professional or financial intermediary may receive a commission equal to 1.00% of $2 million. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months.

     Class A Shares may also be purchased without a sales charge by 401(k), 403(b) and 457 plans, and profit sharing and pension plans, which invest $1 million or more. Your representative must notify the Fund if your retirement/deferred compensation plan is eligible for the sales load waiver. Securities firms, financial institutions and other industry professionals that enter into sales agreements with the Funds' distributor to perform share distribution services may receive a commission on such sales of the Funds equal to 0.25% on purchases in excess of $10 million. If such a commission is paid, the plan will be assessed a contingent deferred sales charge (CDSC) of 0.25% if it sells the shares within 18 months. A commission is paid only on Class A shares of First American Funds.

REINVESTMENT RIGHT

     If Class A Shares of a Fund have been redeemed, the shareholder has a one-time right, within 180 days, to reinvest the redemption proceeds in Class A Shares of any First American fund at the next-determined net asset value without any sales charge. The Fund must be notified by the shareholder in writing or by his or her financial intermediary of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his or her shares of a Fund, there may be tax consequences.

             ADDITIONAL INFORMATION ABOUT PURCHASING CLASS Y SHARES

     As set forth in the prospectus, among those eligible to purchase Class Y shares are individual investors who have at least $5 million invested in the First American open-end funds. In determining whether the $5 million dollar threshold has been reached the net asset value of the First American open-end fund shares that are being purchased will be added to the current net asset value of any shares of the First American open-end funds that you already own. In addition, your purchase will be aggregated with shares held or being concurrently purchased by your spouse or domestic partner and your dependent children, and shares held by you or any of the foregoing persons in individual retirement, custodial or personal trust accounts. You must notify your investment professional or financial intermediary of your eligibility to purchase Class Y shares.

                  ADDITIONAL INFORMATION ABOUT REDEEMING SHARES

BY TELEPHONE

     A shareholder may redeem shares of a Fund, if he or she elects the privilege on the initial shareholder application, by calling his or her financial intermediary to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial intermediary (less the amount of any applicable contingent deferred sales charge). Redemption requests must be received by the financial intermediary by the time specified by the intermediary in order for shares to be redeemed at that day's net asset value, and redemption requests must be transmitted to and received by the Funds as of the close of regular trading on the New York Stock Exchange (usually by 3:00 p.m. Central time) in order for shares to be redeemed at that day's net asset value unless the financial intermediary has been authorized to accept redemption requests on behalf of the Funds. Pursuant to instructions received from the financial intermediary, redemptions will be made by check or by wire transfer. It is the financial intermediary's responsibility to transmit redemption requests promptly. Certain financial intermediaries are authorized to act as the Funds' agent for the purpose of accepting redemption requests, and the Funds will be deemed to have received a redemption request upon receipt of the request by the financial institution.

     Shareholders who did not purchase their shares of a Fund through a financial intermediary may redeem their shares by telephoning Investor Services at 800 677-FUND. At the shareholder's request, redemption proceeds will be paid by check mailed to the shareholder's address of record or wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System, normally within one business day, but in no event more than seven days after the request. Wire instructions must be previously established on the account or provided in writing. The minimum amount for a wire transfer is $1,000. If at any time the Funds determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified. The Funds may limit telephone redemption requests to an aggregate of $50,000 per day across the First American Fund family.

     In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If this should occur, another method of redemption should be considered. Neither the Administrator nor the Funds will be responsible for any loss, liability, cost or expense for acting upon wire transfer instructions or telephone instructions that they reasonably believe to be genuine. The Administrator and the Funds will each employ reasonable procedures to confirm that instructions communicated are genuine. These procedures may include taping of telephone conversations. To ensure authenticity of redemption or exchange instructions received by telephone, the Administrator examines each shareholder request by verifying the account number and/or tax identification number at the time such request is made. The Administrator subsequently sends confirmation of both exchange sales and exchange purchases to the shareholder for verification. If reasonable procedures are not employed, the Administrator and the Funds may be liable for any losses due to unauthorized or fraudulent telephone transactions.

BY MAIL

     Any shareholder may redeem Fund shares by sending a written request to the Administrator, shareholder servicing agent, financial intermediary or USBFS. The written request should include the shareholder's name, the Fund name, the account number, and the share or dollar amount requested to be redeemed, and should be signed exactly as the shares are registered. Shareholders should call the Fund, shareholder servicing agent or financial institution for assistance in redeeming by mail. Unless another form of payment is requested, a check for redemption proceeds normally is mailed within three days, but in no event more than seven days, after receipt of a proper written redemption request.

     Shareholders requesting a redemption of $50,000 or more, a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have signatures on written redemption requests guaranteed by:

     - a trust company or commercial bank the deposits of which are insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation ("FDIC");

     - a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchanges or of the National Association of Securities Dealers;

     - a savings bank or savings and loan association the deposits of which are insured by the Savings Association;

     - any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

     The Funds do not accept signatures guaranteed by a notary public.

     The Funds, the Administrator and USBFS have adopted standards for accepting signature from the above institutions. The Funds may elect in the future to limit eligible signature guarantees to institutions that are members of a signature guarantee program. The Funds, the Administrator and USBFS reserve the right to amend these standards at any time without notice.

REDEMPTIONS BEFORE PURCHASE INSTRUMENTS CLEAR

     When shares are purchased by check or with funds transmitted through the Automated Clearing House, the proceeds of redemptions of those shares are not available until the Administrator or USBFS is reasonably certain that the purchase payment has cleared, which could take up to fifteen calendar days from the purchase date.

                              FINANCIAL STATEMENTS

     The financial statements of FAIF included in its Annual Reports to shareholders of the Funds for the fiscal period ended October 31, 2006 are incorporated herein by reference.

                                   APPENDIX A

                                     RATINGS

     A rating of a rating service represents that service's opinion as to the credit quality of the rated security. However, such ratings are general and cannot be considered absolute standards of quality or guarantees as to the creditworthiness of an issuer. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. Market values of debt securities may change as a result of a variety of factors unrelated to credit quality, including changes in market interest rates.

     When a security has been rated by more than one service, the ratings may not coincide, and each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. In general, the Funds are not required to dispose of a security if its rating declines after it is purchased, although they may consider doing so.

RATINGS OF LONG-TERM CORPORATE DEBT OBLIGATIONS

     STANDARD & POOR'S

     AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated CC is currently highly vulnerable to nonpayment.

     C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

     MOODY'S

     AAA: Bonds and preferred stock that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA: Bonds and preferred stock that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

     A: Bonds and preferred stock that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     BAA: Bonds and preferred stock that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics, and in fact have speculative characteristics as well.

     BA: Bonds and preferred stock that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes issues in this class.

     B: Bonds and preferred stock that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA: Bonds and preferred stock that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA: Bonds and preferred stock that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds and preferred stock that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     FITCH

     AAA: Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA: Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A: Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB: Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investments grade category.

     BB: Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B: Securities are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC AND C: Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. CC ratings indicate that default of some kind appears probable, and C ratings signal imminent default.

     DDD, DD AND D: Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90%, and D the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect for repaying all obligations.

     The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show the relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

     STANDARD & POOR'S

     Commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. None of the Funds will purchase commercial paper rated A-3 or lower.

     A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     MOODY'S

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. None of the Funds will purchase Prime-3 commercial paper.

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: o Leading market positions in well-established industries.

     -    High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     FITCH

     Fitch employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. None of the Funds will purchase F3 commercial paper.

     F1: Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

     F2: Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3: Securities possess fair credit quality. This designation indicates that the capacity for timely payments of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                                   APPENDIX B

                               FAF ADVISORS, INC.

                      PROXY VOTING POLICIES AND PROCEDURES

GENERAL PRINCIPLES

FAF Advisors, Inc. is the investment manager for the First American family of mutual funds and for other separately managed accounts. As such, FAF Advisors has been delegated the authority to vote proxies with respect to the investments held in client accounts, unless the client has specifically retained such authority in writing. It is FAF Advisors' duty to vote proxies in the best interests of clients. In voting proxies, FAF Advisors also seeks to maximize total investment return for clients.

In the event of a sub-adviser, FAF Advisors may delegate proxy voting to the sub-adviser. Where such delegation exists, the sub-advisor will be responsible for developing and enforcing proxy voting policies. FAF Advisors will review these policies annually.

FAF Advisors' Investment Policy Committee ("IPC"), comprised of the firm's most senior investment professionals, is charged with oversight of the proxy voting policies and procedures. The IPC is responsible for (1) approving the proxy voting policies and procedures, and (2) oversight of the activities of FAF Advisors' Proxy Voting Administration Committee ("PVAC").

The PVAC is responsible for providing an administrative framework to facilitate and monitor FAF Advisors' exercise of its fiduciary duty to vote client proxies and fulfill the obligations of reporting and recordkeeping under the federal securities laws.

POLICIES

The IPC, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of Institutional Shareholder Services, Inc. ("ISS"), a leading national provider of proxy voting administrative and research services. As a result, such policies set forth FAF Advisors' positions on recurring proxy issues and criteria for addressing non-recurring issues. These policies are reviewed periodically and therefore are subject to change. Even though it has adopted ISS' policies, FAF Advisors maintains the fiduciary responsibility for all proxy voting decisions.

PROCEDURES

A. Supervision of Proxy Voting Service

The PVAC shall supervise the relationship with FAF Advisors' proxy voting service, ISS. ISS apprises FAF Advisors of shareholder meeting dates, forward proxy voting materials, provides research on proxy proposals and voting recommendations and casts the actual proxy votes. ISS also serves as FAF Advisors' proxy voting record keeper and generates reports on how proxies were voted.

B. Conflicts of Interest

As an affiliate of U.S. Bancorp, a large, multi-service financial institution, FAF Advisors recognizes that there are numerous situations wherein it may have a perceived or real conflict of interest in voting the proxies of issuers or proxy proponents (e.g., a special interest group) who are clients or potential clients of some part of the U.S. Bancorp enterprise. Directors and officers of such companies may have personal or familial relationships with the U.S. Bancorp enterprise and its employees that could give rise to conflicts of interest.

FAF Advisors will vote proxies in the best interest of its clients regardless of such real or perceived conflicts of interest. By adopting ISS' policies, FAF Advisors believes the risk related to conflicts will be minimized.

To further minimize this risk, the IPC will review ISS' conflict avoidance policy annually to insure it adequately addresses both the actual and perceived conflicts of interest the proxy voting service may face.

In the event the PVAC determines that ISS faces a material conflict of interest with respect to a specific vote, the PVAC shall direct ISS how to vote. The PVAC shall receive voting direction from the Head of Equity Research who will seek voting direction from appropriate investment personnel. Before doing so, however, the PVAC will confirm that FAF Advisors faces no material conflicts of the nature discussed above.

If the PVAC concludes a material conflict does exist, it will recommend a course of action designed to address the conflict to the IPC. Such actions could include, but are not limited to:

     1. Obtaining instructions from the affected clients on how to vote the proxy;

     2. Disclosing the conflict to the affected clients and seeking their consent to permit FAF Advisors to vote the proxy;

     3.   Voting in proportion to the other shareholders;

     4. Recusing an IPC member from all discussion or consideration of the matter, if the material conflict is due to such person's actual or potential conflict of interest; or

     5.   Following the recommendation of a different independent third party.

In addition to all of the above, members of the IPC and the PVAC must notify FAF Advisors' Chief Compliance Officer of any direct, indirect or perceived improper influence made by any employee, officer or director within the U.S. Bancorp enterprise or First American Fund complex with regard to how FAF Advisors should vote proxies. The Chief Compliance Officer will investigate the allegations and will report the findings to the FAF Advisors Chief Executive Officer and the General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the U.S. Bancorp enterprise, or notification of the appropriate regulatory authorities. In all cases, the IPC shall not consider any improper influence in determining how to vote proxies and will vote in the best interests of clients.

C. Proxy Vote Override

From time to time, a portfolio manager may initiate action to override the policy for a particular vote. Such override shall be reviewed by Legal for material conflicts. If Legal determines no material conflicts exist, the approval of one investment professional on the IPC or the Head of Equity Research shall authorize the override.

D. Review and Reports

The PVAC shall maintain a review schedule. The schedule shall include reviews for the policy, the proxy voting record, account maintenance, and other reviews as deemed prudent by the PVAC. The PVAC shall review the schedule no less than annually.

The PVAC will report all identified conflicts and how they were addressed to the IPC. These reports will include all funds, including those that are sub-advised.

With respect to the review of votes cast on behalf of investments by the First American family of mutual funds, such review will also be reported to the independent Board of Directors of the First American Funds at each of their regularly scheduled meetings.

E. Vote Disclosure to Shareholders

FAF Advisors shall disclose its proxy voting record on the First American Funds' website at www.firstamericanfunds.com and on the SEC's website at www.sec.gov. Additionally, shareholders can receive, on request, the voting records for the First American Fund mutual funds by calling a toll free number (1-800-677-3863).

FAF Advisors' separately managed account clients can contact their relationship manager for more information on FAF Advisors' policies and the proxy voting record for their account.

The information that will be available includes, name of issuer; ticker/CUSIP; shareholder meeting date; description of item and FAF Advisors' vote.

ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's proxy voting policy guidelines.

1. AUDITORS

Vote FOR proposals to ratify auditors, unless:

     - An auditor has a financial interest in or association with the company, and is therefore not independent;

     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position; or

     -    Fees for non-audit services are excessive.

2. BOARD OF DIRECTORS

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

     -    Composition of the board and key board committees;

     -    Attendance at board and committee meetings;

     -    Corporate governance provisions and takeover activity;

     -    Disclosures under Section 404 of the Sarbanes-Oxley Act;

     -    Long-term company performance relative to a market and peer index;

     -    Extent of the director's investment in the company;

     -    Existence of related party transactions;

     -    Whether the chairman is also serving as CEO;

     -    Whether a retired CEO sits on the board;

     -    Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

     - Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

     -    Sit on more than six public company boards;

     - Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

     - The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

     - The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

     - The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

     - The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

     - The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

     - At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

     - A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company's response to performance issues will be considered before withholding.

WITHHOLD from inside directors and affiliated outside directors when:

     - The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

     - The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

     -    The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

     -    The non-audit fees paid to the auditor are excessive;

     - A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

     - There is a negative correlation between chief executive pay and company performance;

     - The company fails to submit one-time transfers of stock options to a shareholder vote;

     - The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

     -    The company has poor compensation practices.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

     - Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.);

     -    Two-thirds independent board;

     -    All-independent key committees;

     -    Established governance guidelines;

     -    The company does not under-perform its peers.

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections). Consider voting AGAINST the shareholder proposal if the company has adopted a formal corporate governance policy that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

At a minimum, a company's policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

     - Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;

     - The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee's status;

     - The policy needs to specify that the process of determining the nominee's status will be managed by independent directors and must exclude the nominee in question;

     - An outline of a range of remedies (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

     - The final decision on the nominee's status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe for disclosure and require a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why its policy is the best structure for demonstrating accountability to shareholders.

3. PROXY CONTESTS

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

     - Long-term financial performance of the target company relative to its industry;

     -    Management's track record;

     -    Background to the proxy contest;

     -    Qualifications of director nominees (both slates);

     - Strategic plan of dissident slate and quality of critique against management;

     - Likelihood that the proposed goals and objectives can be achieved (both slates);

     -    Stock ownership positions.

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. TAKEOVER DEFENSES

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

     -    Shareholders have approved the adoption of the plan; or

     - The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

     -    No lower than a 20 percent trigger, flip-in or flip-over;

     -    A term of no more than three years;

     - No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

     - Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

For mergers and acquisitions, evaluate the proposed transaction based on these factors:

     - Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?

     -    Market reaction - How has the market responded to the proposed deal?

     - Strategic rationale - Does the deal make sense strategically? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.

     - Negotiations and process - Were the terms of the transaction negotiated at arm's length? Was the process fair and equitable?

     - Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.

     - Governance - Will the combined company have a better or worse governance profile than the parties to the transaction?

6. STATE OF INCORPORATION

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. CAPITAL STRUCTURE

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence.

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. EXECUTIVE AND DIRECTOR COMPENSATION

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

     -    The total cost of the company's equity plans is unreasonable;

     - The plan expressly permits the repricing of stock options without prior shareholder approval;

     -    There is a disconnect between CEO pay and the company's performance;

     - The company's three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or

     -    The plan is a vehicle for poor pay practices.

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation plan are met and disclosed in the proxy statement:

     - Stock ownership guidelines with a minimum of three times the annual cash retainer.

     - Vesting schedule or mandatory holding/deferral period: - A minimum vesting of three years for stock options or restricted stock; or - Deferred stock payable at the end of a three-year deferral period.

     - A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

     -    No retirement/benefits and perquisites for non-employee directors; and

     - A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Companies should provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

     -    Purchase price is at least 85 percent of fair market value;

     -    Offering period is 27 months or less; and

     - The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

     - Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

     - Limits on employee contribution (a fixed dollar amount or a percentage of base salary);

     - Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

     - No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration historic trading patterns, rationale for the re-pricing, value-for-value exchange treatment of surrendered options, option vesting, term of the option, exercise price and participation. Vote FOR shareholder proposals to put option re-pricing to a shareholder vote.

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

     -    A trigger beyond the control of management;

     - The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

     - Change-in-control payments should be double-triggered, i.e., (1) after a change in the company's ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. CORPORATE RESPONSIBILITY

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

     - The company is conducting animal testing programs that are unnecessary or not required by regulation;

     - The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

     - The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company's animal welfare standards.

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

     -    The existing level of disclosure on pricing policies;

     -    Deviation from established industry pricing norms;

     - The company's existing initiatives to provide its products to needy consumers;

     - Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

     - New legislation is adopted allowing development and drilling in the ANWR region;

     -    The company intends to pursue operations in the ANWR; and

     - The company has not disclosed an environmental risk report for its ANWR operations.

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

     - The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

     -    The company does not directly source from CAFOs.

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signator markets unless:

     -    The company does not maintain operations in Kyoto signatory markets;

     - The company already evaluates and substantially discloses such information; or,

     - Greenhouse gas emissions do not significantly impact the company's core businesses.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: any recent significant controversy or litigation related to the company's political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. MUTUAL FUND PROXIES

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

     -    Past performance as a closed-end fund;

     -    Market in which the fund invests;

     -    Measures taken by the board to address the discount; and

     - Past shareholder activism, board activity, and votes on related proposals.

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

     -    Performance of the fund's net asset value;

     -    The fund's history of shareholder relations;

     -    The performance of other funds under the advisor's management.

                   JPMORGAN INVESTMENT MANAGEMENT INC. (JPMIM)
                             PROXY VOTING GUIDELINES

     The Board of Trustees has delegated to JPMIM proxy voting authority with respect to the fund's portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the fund, the fund's Board of Trustees has adopted JPMIM's detailed proxy voting procedures (the "Procedures") that incorporate guidelines ("Guidelines") for voting proxies on specific types of issues.

     JPMIM is part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.

     Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM has encountered globally, based on many years of collective investment management experience.

     To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. ("ISS") in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

     Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the fund on the one hand, and the fund's sub-adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.

     The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

     - Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMIM to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMIM in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. JPMIM also considers the cost of voting in light of the expected benefit of the vote.

     - Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMIM pays particular attention to management's arguments for promoting the prospective change JPMIM's sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

     - JPMIM is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMIM will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

     - JPMIM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

     - JPMIM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

     - JPMIM will vote in favor of increases in capital which enhance a company's long-term prospects. JPMIM will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMIM will vote against increases in capital which would allow the company to adopt "poison pill" takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.

     - JPMIM will vote in favor of proposals which will enhance a company's long-term prospects. JPMIM will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.

     - JPMIM reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however, JPMIM will generally vote against such proposals and vote for revoking existing plans.

     - Where social or environmental issues are the subject of a proxy vote, JPMIM will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of its clients.

     - With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) JPMIM's position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

     - JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

     - JPMIM votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

     - JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

     - JPMIM votes against proposals for a super-majority vote to approve a merger.

     - JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

     - JPMIM votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.

     - JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

                         ALTRINSIC GLOBAL ADVISORS, LLC

                       PROXY VOTING POLICY AND PROCEDURES

                                 ADOPTED 11/1/04

I.   STATEMENT OF POLICY

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Altrinsic's proxy voting policy is to address only those instances where the particular fund and its investors would be materially affected. Altrinsic may choose not to participate in a proxy vote when this instance does not occur. When Altrinsic has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies.

II.  PROXY VOTING PROCEDURES

     All proxies received by the Adviser will be sent to the Compliance Officer. The Compliance Officer will:

     - Keep a record or able to readily access a report from the electronic filing of each proxy received;

     -    Forward the proxy to the Director of Investments;

     - Determine which accounts managed by the Adviser hold the security to which the proxy relates;

     - Provide the Director of Investments with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which the Adviser must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

     - Absent material conflicts (see Section IV below), the Director of Investments will determine how the Adviser should vote the proxy. The Director of Investments will send its decision on how the Adviser will vote a proxy to the Compliance Officer. The Compliance Officer is responsible for voting the proxy either by mail or electronically in a timely and appropriate manner.

     - The Adviser may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, the Compliance Officer will monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

III. VOTING GUIDELINES

In the absence of specific voting guidelines from the client, the Adviser will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. There are no general guidelines to voting. Each proposal will be evaluated separately.

IV.  CONFLICTS OF INTEREST

     1. The Compliance Officer will identify any conflicts that exist between the interests of the Adviser and its clients. This examination will include a review of the relationship of the Adviser and its affiliates with the issuer of each security and any of the issuer's affiliates to determine if the issuer is a client of the Adviser or an affiliate of the Adviser or has some other relationship with the Adviser or a client of the Adviser.

     If a material conflict exists, the Adviser will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. The Adviser will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement

Income Security Act of 1974, as amended ("ERISA"), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when the Adviser determines it has a material conflict that affects its best judgment as an ERISA fiduciary, the Adviser will give the ERISA client the opportunity to vote the proxies themselves, or special ERISA proxy voting procedures must provide for a pre-determined voting policy that eliminates the discretion of the Adviser when voting proxies if such a conflict exists.

V.   DISCLOSURE

     1. The Adviser will disclose in its Form ADV Part II that clients may contact the Compliance Officer, via e-mail or telephone, in order to obtain information on how the Adviser voted such client's proxies, and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy about which the client has inquired, (a) the name of the issuer; (b) the proposal voted upon, and (c) how the Adviser voted the client's proxy.

     2. A concise summary of this Proxy Voting Policy and Procedures will be included in the Adviser's Form ADV Part II, and will be updated whenever these policies and procedures are updated. The Compliance Officer will offer a copy of this summary to be sent to all existing clients either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

VI.  RECORDKEEPING

     The Compliance Officer will maintain files relating to the Adviser's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

     - Copies of this proxy voting policy and procedures, and any amendments thereto.

     - A copy of each proxy statement that the Adviser receives, provided however that the Adviser may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available.(1)

     -    A record of each vote that the Adviser casts.(2)

     - A copy of each written client request for information on how the Adviser voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies see Appendix M Attachment A.

----------
(1) The Adviser may choose instead to have a third party retain a copy of proxy statements (provided that third party undertakes to provide a copy of the proxy statements promptly upon request).

(2) The Adviser may also rely on a third party to retain a copy of the votes cast (provided that the third party undertakes to provide a copy of the record promptly upon request).

                        HANSBERGER GLOBAL INVESTORS, INC.

                       PROXY VOTING POLICY AND PROCEDURES

PROXY VOTING POLICY

Hansberger Global Investors, Inc. ("HGI") generally is responsible for voting proxies with respect to securities held in client accounts, including clients that are pension plans ("plans") subject to the U.S. Employee Retirement Income Security Act of 1974, as amended ("ERISA"). This document sets forth HGI's policy with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the U.S. Investment Advisers Act of 1940, as amended. Specifically, Rule 206(4)-6 requires that we:

- Adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;

- Disclose to clients how they may obtain information from us about how we voted proxies for their securities; and

- Describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures on request.

A.   OBJECTIVE

Where HGI is given responsibility for voting proxies, we must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best interest of our clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts.

The financial interest of our clients is the primary consideration in determining how proxies should be voted. In the case of social and political responsibility issues that in our view do not primarily involve financial considerations, it is not possible to represent fairly the diverse views of our clients and, thus, unless a client has provided other instructions, HGI generally votes in accordance with the recommendations of Institutional Shareholder Services, Inc. ("ISS") (see discussion below) on these issues, although, on occasion HGI abstains from voting on these issues.

When making proxy-voting decisions, HGI generally adheres to its Proxy Voting Guidelines (the "Guidelines"), as revised from time to time by HGI.(1) The Guidelines, which have been developed with reference to the positions of ISS, set forth HGI's positions on recurring issues and criteria for addressing non-recurring issues and incorporates many of ISS's standard operating policies.

B.   ACCOUNTS FOR WHICH HGI HAS PROXY VOTING RESPONSIBILITY

HGI generally is responsible for voting proxies with respect to securities selected by HGI and held in client accounts. HGI's form Investment Advisory Agreement provides clients with an alternative as to whether the client or HGI will be responsible for proxy voting. However, HGI does not vote proxies for securities not selected by HGI but that are nevertheless held in a client account or where HGI otherwise is not vested with discretionary authority over securities held in a client account.

Although clients may reserve to themselves or assign to another person proxy voting responsibility, certain formalities must be observed in the case of ERISA plans. Where authority to manage ERISA plan assets has been delegated to HGI, this delegation automatically includes responsibility to vote proxies unless the named fiduciary that appointed HGI has expressly reserved to itself or another named fiduciary proxy voting responsibility. To be effective, a reservation of proxy voting responsibility for a given ERISA plan should:

-    be in writing;

- state that HGI is "precluded" from voting proxies because proxy voting responsibility is reserved to an identified named fiduciary; and

- be consistent with the plan's documents (which should provide for procedures for allocating fiduciary responsibilities among named fiduciaries).

C.   ADHERENCE TO CLIENT PROXY VOTING POLICIES

Although clients do not always have proxy-voting policies, if a client has such a policy and instructs HGI to follow it, HGI is required to comply with it except in any instance in which doing so would be contrary to the economic interests of the client or otherwise imprudent or unlawful. In the case of ERISA plans, HGI, as a fiduciary, is required to discharge its duties in accordance with the documents governing the plan (insofar as they are consistent with ERISA). These documents include statements of proxy voting policy.

HGI must, to the extent possible, comply with each client's proxy voting policy. If such policies conflict, HGI may vote proxies to reflect each policy in proportion to the respective client's interest in any pooled account, for example (unless in the particular situation voting in such a manner would be imprudent or otherwise inconsistent with applicable law).

D.   ARRANGEMENT WITH ISS

HGI presently uses ISS to assist in voting proxies. ISS is a premier proxy research, advisory, voting and vote-reporting service that specializes in global proxy voting. ISS's primary function with respect to HGI is to apprise HGI of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals.

Although we may consider ISS's and others' recommendations on proxy issues, HGI bears ultimate responsibility for proxy voting decisions. For ERISA plans for which HGI votes proxies, HGI is not relieved of its fiduciary responsibility by following directions of ISS or the ERISA plans' named fiduciaries or by delegating proxy voting responsibility to another person.

E.   CONFLICTS

From time to time, proxy voting proposals may raise conflicts between the interests of HGI's clients and the interests of HGI and its employees. HGI MUST TAKE CERTAIN STEPS DESIGNED TO ENSURE, AND MUST BE ABLE TO DEMONSTRATE THAT THOSE STEPS RESULTED IN, A DECISION TO VOTE THE PROXIES THAT WAS BASED ON THE CLIENTS' BEST INTEREST AND WAS NOT THE PRODUCT OF THE CONFLICT. For example, conflicts of interest may arise when:

- Proxy votes regarding non-routine matters are solicited by an issuer that has an institutional separate account relationship with HGI;(2)

-    A proponent of a proxy proposal has a business relationship with HGI;

- HGI has business relationships with participants in proxy contests, corporate directors or director candidates;

HGI's Proxy Voting Committee is primarily responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Any portfolio manager or research analyst with knowledge of a personal conflict of interest relating to a particular matter shall disclose that conflict to the Chief Compliance Officer and may be required to recuse him or herself from the proxy voting process. Issues raising possible conflicts of interest are referred to the Proxy Voting Committee for resolution. Application of the Guidelines or voting in accordance with the ISS vote recommendation should, in most cases, adequately address any possible conflicts of interest.

F.   SPECIAL ISSUES WITH VOTING FOREIGN PROXIES

Although HGI has arrangements with ISS, voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Logistical problems in voting foreign proxies include the following:

- Each country has its own rules and practices regarding shareholder notification, voting restrictions, registration conditions and share blocking.

- To vote shares in some countries, the shares may be "blocked" by the custodian or depository (or bearer shares deposited with a specified financial institution) for a specified number of days (usually five or fewer but sometimes longer) before or after the shareholder meeting. When blocked, shares typically may not be traded until the day after the blocking period. HGI may refrain from voting shares of foreign stocks subject to blocking restrictions where, in HGI's judgment, the benefit from voting the shares is outweighed by the interest of maintaining client liquidity in the shares. This decision generally is made on a case-by-case basis based on relevant factors, including the length of the blocking period, the significance of the holding, and whether the stock is considered a long-term holding.

- Often it is difficult to ascertain the date of a shareholder meeting because certain countries, such as France, do not require companies to publish announcements in any official stock exchange publication.

- Time frames between shareholder notification, distribution of proxy materials, book-closure and the actual meeting date may be too short to allow timely action.

- Language barriers will generally mean that an English translation of proxy information must be obtained or commissioned before the relevant shareholder meeting.

- Some companies and/or jurisdictions require that, in order to be eligible to vote, the shares of the beneficial holders be registered in the company's share registry.

-    Lack of a "proxy voting service" by custodians in certain countries.

Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA plan), HGI may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.

G.   REPORTS

HGI's Form ADV, Part II sets forth how clients may obtain information from HGI about how we voted proxies with respect to their securities. If requested, HGI provides clients with periodic reports on HGI's proxy voting decisions and actions for securities in their accounts, in such forms or intervals as the clients reasonably request. In the case of ERISA plans, the named fiduciary that appointed HGI is required to monitor periodically HGI's activities, including our decisions and actions with regard to proxy voting. Accordingly, HGI provides these named fiduciaries on request with reports to enable them to monitor HGI's proxy voting decisions and actions, including our adherence (as applicable) to their proxy voting policies.

H.   OPERATIONAL PROCEDURES

HGI's Investment Operations Group is responsible for administering the proxy voting process as set forth in these procedures. The Proxy Administrator in the Investment Operations Group works with ISS, the proxy voting service, and is responsible for ensuring that meeting notices are reviewed and proxy matters are communicated to the portfolio managers or research analysts for consideration and voting recommendations. The Proxy Administrator is also responsible for fielding questions regarding a proxy vote from ISS, and soliciting feedback from the portfolio managers and, or research analysts covering the company.

The Proxy Administrator will process proxies of a routine nature in accordance with HGI's Proxy Voting Guidelines when the vote recommendation from ISS and company management are in agreement on how the proposal should be voted. A response or feedback from the portfolio manager or research analyst covering the company will be solicited in writing by the Proxy Administrator when proposals are not covered by the Guidelines, ISS recommends a vote contrary to company management, or the Guidelines are unclear on how a proxy should be voted. Responses from portfolio managers and research analysts are required to be in writing and are maintained by the Proxy Administrator. The Proxy Administrator is responsible for the actual submission of the proxies in a timely fashion.

A portfolio manager or research analyst may submit a proxy recommendation to the Proxy Administrator for processing contrary to the Guidelines or ISS vote recommendation if he or she determines that it is in the best interest of clients. Portfolio managers or research analysts who submit voting recommendations inconsistent with the Guidelines or ISS vote recommendations are required to document the rationale for their recommendation. The Proxy Voting Committee will review the recommendation in order to determine whether the portfolio manager's or research analyst's voting rationale appears reasonable and in the best interests of clients. If the Proxy Voting Committee does not agree that the portfolio manager's or research analyst's rationale is reasonable and in the best interests of clients, the Proxy Voting Committee will vote the proxy and document the reason(s) for its decision. The Proxy Administrator is responsible for maintaining the documentation provided by portfolio managers, research analysts, and the Proxy Voting Committee, and assuring that it adequately reflects the basis for any recommendation or vote that is cast in opposition to the Guidelines or ISS vote recommendation.

I.   SECURITIES SUBJECT TO LENDING ARRANGEMENTS

For various legal or administrative reasons, HGI, customarily and typically does not, and is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client's securities lending arrangement with the client's custodian. HGI will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, HGI may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the clients' custodians for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in HGI's judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.

----------
(1) The Policy and Procedures are described generally in our Form ADV, Part II and are made available to clients on request.

(2) For this purpose, HGI generally will consider as "non-routine" any matter listed in New York Stock Exchange Rule 452.11, relating to when a member firm may not vote a proxy without instructions from its customer (for example, contested matters are deemed non-routine).

                        HANSBERGER GLOBAL INVESTORS, INC.
                             PROXY VOTING GUIDELINES

GENERAL GUIDELINES

The proxy voting guidelines below summarize HGI's position on various issues of concern to investors and give a general indication of how portfolio securities held in client accounts will be voted on proposals dealing with particular issues. The guidelines are not exhaustive and do not include all potential voting issues. In addition, because proxy voting issues and circumstances of individual companies are so varied, there may be instances when HGI may not vote in strict adherence to these guidelines as outlined below. The following guidelines are grouped according to the types of proposals generally presented to shareholders.

     (i)  Board of Directors Issues

HGI will generally vote for all Board of Directors nominees unless certain actions by the Directors warrant votes to be withheld. These instances include Directors who:

     -    Attend less than 75% of the board and committee meetings unexcused;

     - Ignore a shareholders' proposal that is approved by a majority of the votes cast for two (2) consecutive years;

     - Have failed to act on takeover offers where the majority of the shareholders have tendered their shares;

     - Are inside directors and sit on the audit, compensation or nomination committees; and

     -    Enacted egregious corporate governance policies.

All other items are voted on a case-by-case basis with the exception of the following, which HGI will generally oppose:

     -    Proposals to limit the tenure of outside directors;

     -    Proposals to impose mandatory retirement ages for outside directors;
          and

     - Proposals requiring directors to own a minimum amount of company stock in order to qualify as director or remain on the board.

     (ii) Auditors

HGI will generally vote for proposals to ratify auditors, unless:

     - An auditor has a financial interest in or association with the company, and is therefore not independent; or

     - There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

     (iii) Executive and Director Compensation

HGI will generally support executive compensation plans that motivate participants to focus on long-term shareholder value and returns, encourage employee stock ownership, and more closely align employee interests with those of shareholders. HGI will also support resolutions regarding director's fees. In general, HGI will determine votes for the following on a case-by-case basis:

     -    Stock-based incentive plans;

     -    Performance-based stock option proposals;

     -    Stock plans in lieu of cash;

     -    Proposals to ratify or cancel executive severance agreements; and

     -    Management proposals seeking approval to re-price options.

HGI will generally vote for:

     - Employee stock purchase plans where the purchase price is at least 85 percent of fair market value, offering period is 27 months or less, and potential voting power dilution is ten percent or less;

     - Proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares);

     -    Proposals to implement a 401(k) savings plan for employees;

     - Proposals seeking additional disclosure of executive and director pay information, provided that the information is relevant to shareholders' needs, would not put the company at a disadvantage, and is not unduly burdensome; and

     -    Proposals to expense stock options.

HGI will generally vote against:

     -    Retirement plans for non-employee directors;

     - Shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or forms of compensation; and

     - Shareholder proposals requiring director fees to be paid in stock only.

     (iv) Takeover/Tender Offer Defenses

Anti-takeover proposals are analyzed on a case-by-case basis. However, since investors customarily, in our view, suffer a diminution of power as a result of the adoption of such proposals, they are generally opposed by HGI unless structured in such a way that they give shareholders the ultimate decision on any proposal or offer. Specifically, HGI will under normal circumstances oppose:

     - Dual class exchange offers and dual class recapitalizations (unequal voting rights);

     - Proposals to require a supermajority shareholder vote to approve charter and bylaw amendments;

     - Proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations; and

     - Fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

HGI will generally vote in favor of the following issues:

     - Proposals to adopt anti-greenmail charter by-law amendments or to otherwise restrict a company's ability to make greenmail payments; and

     - Proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

     (v)  Capital Structure and Shareholder Rights

This category consists of broad issues concerning capital structure and shareholder rights. These types of issues generally call for revisions to the corporate by- laws, which will impact shareholder ownership rights. All items are reviewed and voted on a case-by-case basis; however, HGI endeavors to balance the ownership rights of shareholders and their best interests with providing management of each corporation the greatest operational latitude.

     (vi) Social and Political Responsibility Issues

In the case of social and political responsibility issues that in HGI's view do not primarily involve financial considerations, it is not possible to represent fairly the diverse views of HGI's clients. Unless a client has given us other instructions, HGI generally votes in accordance with the recommendations of Institutional Shareholder Services, Inc. ("ISS") on these social and political issues, although HGI sometimes abstains from voting on these issues.

                             PROXY VOTING POLICY OF
                           LAZARD ASSET MANAGEMENT LLC

A. INTRODUCTION

     As a fiduciary, Lazard Asset Management LLC ("Lazard") is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients' best interest, and within the framework of this Proxy Voting Policy (the "Policy"). Lazard has adopted this Policy in order to satisfy its fiduciary obligation. It is intended that this Policy also satisfy the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

     Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. Absent specific client guidelines, Lazard's policy is to vote proxies on a given issue the same for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective.

     This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. When such a conflict may appear, Lazard will seek to alleviate the potential conflict by voting consistent with pre-approved guidelines or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. More information on how Lazard handles conflicts is provided in Section F of this Policy.

B. RESPONSIBILITY TO VOTE PROXIES

     Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account, for which Lazard exercises no investment discretion, are not voted by Lazard, nor are shares that the client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares.

C. GENERAL ADMINISTRATION

     1. OVERVIEW

     Lazard's proxy voting process is administered by its Proxy Operations Department ("ProxyOps"), which reports to Lazard's Chief Operations Officer. Oversight of the process is provided by Lazard's Legal / Compliance Department and by a Proxy Committee. The Proxy Committee meets at least semi-annually to review this Policy and consider changes to it, as well as specific proxy voting guidelines (the "Approved Guidelines"), which are discussed below. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of ProxyOps, any member of the Proxy Committee, or Lazard's General Counsel or Chief Compliance Officer. A representative of Lazard's Legal / Compliance Department must be present at all Proxy Committee meetings.

     2. ROLE OF THIRD PARTIES

     To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. ("ISS"), one of the world's largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

     ISS provides other proxy-related administrative services to Lazard. ISS receives on Lazard's behalf all proxy information sent by custodians that hold securities of Lazard's clients. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS's analysis. ProxyOps reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services.

     3. VOTING PROCESS

     Lazard's Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the "Approved Guidelines"). As discussed more fully below in Section D of this Policy, depending on the proposal, the Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

     Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by case basis, Lazard believes that input from a portfolio manager or research analysts with knowledge of the issuer and its securities (collectively, "Portfolio Management") is essential. Portfolio Management is, in Lazard's view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer's shares. Consequently, the Manager of ProxyOps seeks Portfolio Management's recommendation on how to vote all such proposals.

     In seeking Portfolio Management's recommendation, the Manager of ProxyOps provides ISS's recommendation and analysis. Portfolio Management provides the Manager of ProxyOps with its recommendation and the reasons behind it. ProxyOps will generally vote as recommended by Portfolio Management, subject to situations where there may appear to be a material conflict of interest, in which case an alternative approach may be followed. (See Section F, below.) Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management's recommendation on a case-by-case proposal, the Manager of ProxyOps may consult with Lazard's Chief Compliance Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio Management's recommendation. If necessary, a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard's vote.

     ProxyOps generally votes all routine proposals (described below) according to the Approved Guidelines. For non-routine proposals where the Approved Guideline is to vote for or against, ProxyOps Appendix H-2 February 2006 will provide Portfolio Management both the Approved Guideline, as well as ISS's recommendation and analysis. Unless Portfolio Management disagrees with the Approved Guideline for the specific proposal, ProxyOps will generally vote the proposal according to the Approved Guideline. If Portfolio Management disagrees, however, it will provide its reason for doing so. All the relevant information will be provided to the Proxy Committee members for a final determination of such non-routine items. It is expected that the final vote will be cast according to the Approved Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest, in which case an alternative approach may be followed. (See Section F, below.)

D. SPECIFIC PROXY ITEMS

     Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company's name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Following are the Approved Guidelines for a significant proportion of the proxy proposals on which Lazard regularly votes. Of course, other proposals may be presented from time to time. Those proposals will be discussed with the Proxy Committee to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt an Approved Guideline.

     1. ROUTINE ITEMS

     Lazard generally votes routine items as recommended by the issuer's management and Board of Directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:

     -    routine election or re-election of Directors;

     - appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;

     -    issues relating to the timing or conduct of annual meetings; and

     -    name changes.

     2. CORPORATE GOVERNANCE AND SHAREHOLDER RIGHTS MATTERS

     Many proposals address issues related to corporate governance and shareholder rights. These items often relate to the Board of Directors and its committees, anti-takeover measures, and the conduct of the company's shareholder meetings.

          A. BOARD OF DIRECTOR AND ITS COMMITTEES

     Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer's Board of Directors. Lazard believes that in most instances, the Board and the issuer's management are in the best position to make the determination how to best increase the Board's effectiveness. Lazard does not believe that establishing burdensome requirements regarding a Board will achieve this objective. Lazard has Approved Guidelines to vote:

          - FOR the establishment of an independent nominating committee, audit committee or compensation committee of a Board of Directors;

          - FOR a requirement that a substantial majority (e.g. 2/3) of a US or UK company's Directors be independent;

          - ON A CASE-BY-CASE BASIS regarding the election of Directors where the Board does not have independent "key committees" or sufficient independence;

          - FOR proposals that the Board's committees be comprised solely of independent Directors or consist of a majority of independent directors;

          - FOR proposals to limit Directors' liability; broaden indemnification of Directors; and approve indemnification agreements for officers and Directors, unless doing so would affect shareholder interests in a specific pending or threatened litigation; or for indemnification due to negligence in these cases voting is ON A CASE-BY-CASE BASIS;

          - FOR proposals seeking to de-classify a Board and AGAINST proposals seeking to classify a Board;

          - ON A CASE-BY-CASE BASIS on all proposals relating to cumulative voting;

          - AGAINST shareholder proposals, absent a demonstrable need, proposing the establishment of additional committees; and on a case-by-case basis regarding the establishment of shareholder advisory committees;

          - AGAINST shareholder proposals seeking union or special-interest representation on the Board;

          - AGAINST shareholder proposals seeking to establish term limits or age limits for Directors;

          - ON A CASE-BY-CASE BASIS on shareholder proposals seeking to require that the issuer's Chairman and Chief Executive Officer be different individuals;

          - AGAINST shareholder proposals seeking to establish Director stock-ownership requirements; and

          - AGAINST shareholder proposals seeking to change the size of a Board, requiring women or minorities to serve on a Board, or requiring two candidates for each Board seat.

          B. ANTI-TAKEOVER MEASURES

     Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company's shares. Consequently, Lazard has adopted Approved Guidelines to vote:

          - AGAINST proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;

          - ON A CASE-BY-CASE BASIS regarding shareholder rights plans (also known as "poison pill plans") and FOR proposals seeking to require all poison pill plans be submitted to shareholder vote;

          - AGAINST proposals seeking to adopt fair price provisions and FOR proposals seeking to rescind them;

          -    AGAINST "blank check" preferred stock; and

          - ON A CASE-BY-CASE BASIS regarding other provisions seeking to amend a company's by-laws or charter regarding anti-takeover provisions.

          C. CONDUCT OF SHAREHOLDER MEETINGS

     Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote:

          -    AGAINST proposals to adjourn meetings;

          - AGAINST proposals seeking to eliminate or restrict shareholders' right to call a special meeting;

          -    FOR proposals providing for confidential voting;

          - AGAINST efforts to eliminate or restrict right of shareholders to act by written consent;

          - AGAINST proposals to adopt supermajority vote requirements, or increase vote requirements, and

          -    ON A CASE-BY-CASE BASIS on changes to quorum requirements.

     3. CHANGES TO CAPITAL STRUCTURE

     Lazard receives many proxies that include proposals relating to a company's capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. The Board and management may have many legitimate business reasons in seeking to effect changes to the issuer's capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be. Consequently, Lazard has adopted Approved Guidelines to vote:

          - FOR management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

          -    FOR stock splits and reverse stock splits;

          - ON A CASE-BY-CASE BASIS on matters affecting shareholder rights, such as amending votes-per-share;

          - ON A CASE-BY-CASE BASIS on management proposals to issue a new class of common or preferred shares;

          - FOR management proposals to adopt or amend dividend reinvestment plans;

          - AGAINST changes in capital structure designed to be used in poison pill plans; and

          - ON A CASE-BY-CASE BASIS on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.

     4. STOCK OPTION PLANS AND OTHER EXECUTIVE COMPENSATION ISSUES

     Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of the Board, management and employees with those of shareholders. Lazard favors programs intended to reward management and employees for positive, long-term performance. However, Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive. Lazard has Approved Guidelines to vote:

          -    ON A CASE-BY-CASE BASIS regarding all stock option plans;

          - AGAINST restricted stock plans that do not involve any performance criteria;

          -    FOR employee stock purchase plans;

          -    ON A CASE-BY-CASE BASIS for stock appreciation rights plans;

          -    FOR deferred compensation plans;

          -    AGAINST proposals to approve executive loans to exercise options;

          -    AGAINST proposals to re-price underwater options;

          - ON A CASE-BY-CASE BASIS regarding shareholder proposals to eliminate or restrict severance agreements, and For proposals to submit severance agreements to shareholders for approval; and

          - AGAINST proposals to limit executive compensation or to require executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.

     5. MERGERS AND OTHER SIGNIFICANT TRANSACTIONS

     Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company's assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard's Approved Guideline is to vote on each of these transactions on a case-by-case basis.

     6. SOCIAL AND POLITICAL ISSUES

     Proposals involving social and political issues take many forms and cover a wide array of issues. Some examples are: adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; reporting of charitable contributions or political contributions or activities; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company's management and its Board of Directors.

     Lazard generally supports the notion that corporations should be expected to act as good citizens, but, as noted above, is obligated to vote on social and political proposals in a way that it believes will most increase shareholder value. As a result, Lazard has adopted Approved Guidelines to vote on a case-by-case basis for most social and political issue proposals. Lazard will generally vote for the approval of anti-discrimination policies.

E. VOTING NON-U.S. SECURITIES

     Lazard invests in non-U.S. securities on behalf of many clients. Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder's ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as "share blocking"). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. The Manager of ProxyOps will consult with Portfolio Management to determine whether they believe it is in the interest of the clients to vote the proxies. In these instances, the Proxy Committee will have the authority to decide that it is in the best interest of its clients not to vote the proxies.

F. CONFLICTS OF INTEREST

     1. OVERVIEW

     Lazard is required to vote proxies in the best interests of its clients. It is essential, therefore, that material conflicts of interest or the appearance of a material conflict be avoided.

     Potential conflicts of interest are inherent in Lazard's organizational structure and in the nature of its business. Following are examples of situations that could present a conflict of interest or the appearance of a conflict of interest:

     - Lazard Freres & Co. LLC ("LF&Co."), Lazard's parent and a registered broker-dealer, or an investment banking affiliate has an investment banking relationship with a company the shares of which are held in accounts of Lazard clients, and has provided services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

     - Lazard serves as an investment adviser for a company the management of which supports a particular proposal, and shares of the company are held in accounts of Lazard clients;

     - Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

     - A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

     2. GENERAL POLICY AND CONSEQUENCES OF VIOLATIONS

     All proxies must be voted in the best interest of each Lazard client, without any consideration of the interests of any other Lazard client (unrelated to the economic effect of the proposal being voted on share price), Lazard, LF&Co. or any of their Managing Directors, officers, employees or affiliates.

     ProxyOps is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal and Compliance Department. No other Managing Directors, officers or employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Doing so will be a violation of this Policy. Any communication between a Managing Director, officer or employee of LF&Co. and a Managing Director, officer or employee of Lazard trying to influence how a proposal should be voted is prohibited, and is a violation of this Policy. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard's client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business.

     Every Managing Director, officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if a Managing Director, officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If a Managing Director, officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.

     3. MONITORING FOR CONFLICTS AND VOTING WHEN A MATERIAL CONFLICT EXISTS

     Lazard monitors for potential conflicts of interest when it is possible that a conflict could be viewed as influencing the outcome of the voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is to vote for or against, or is to vote on a case-by-case basis.

          A. WHERE APPROVED GUIDELINE IS FOR OR AGAINST

     Most proposals on which Lazard votes have an Approved Guideline to vote for or against. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists where Portfolio Management disagrees with the Approved Guideline. When that happens, the Manager of ProxyOps will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists by inquiring whether the company itself, or the sponsor of the proposal is a Lazard client. If either is a Lazard client, the Manager of Proxy Ops will notify Lazard's Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.

     If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. Whether a conflict is "material" will depend on the facts and circumstances involved. For purposes of this Policy, the appearance of a material conflict is one that the Proxy Committee determines could be expected by a reasonable person in similar circumstances to influence or potentially influence the voting decision on the particular proposal involved.

     If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will be voted according to the Approved Guideline.

          B. WHERE APPROVED GUIDELINE IS CASE-BY-CASE

     In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard's policy is to vote the proxy item according to the recommendation of an independent source, currently ISS. The Manager of ProxyOps will use his best efforts to determine whether a conflict of interest or a potential conflict of interest may exist by inquiring whether the sponsor of the proposal is a Lazard client. If the sponsor is a Lazard client, the Manager of Proxy Ops will notify Lazard's Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.

     If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. There is a presumption that certain circumstances will give rise to a material conflict of interest or the appearance of such material conflict, such as LF&Co. having provided services to a company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction). If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will generally be voted according to the recommendation of ISS, however, before doing so, ProxyOps will obtain a written representation from ISS that it is not in a position of conflict with respect to the proxy, which could exist if ISS receives compensation from the proxy issuer on corporate governance issues in addition to the advice it provides Lazard on proxies. If ISS is in a conflicting position or if the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a recommendation for a third independent source is not available and ISS is not in a conflicting position, Lazard will follow the recommendation of ISS's Proxy Advisor Service. In addition, in the event of a conflict that arises in connection with a proposal for a Lazard mutual fund, Lazard will either follow the procedures described above or vote shares for or against the proposal in proportion to shares voted by other shareholders.

G. REVIEW OF POLICY

     The Proxy Committee will review this Policy at least semi-annually to consider whether any changes should be made to it or to any of the Approved Guidelines. Questions or concerns regarding the Policy should be raised with Lazard's General Counsel or Chief Compliance Officer.

                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                           PART C - OTHER INFORMATION

ITEM 23. EXHIBITS

(a)(1) Amended and Restated Articles of Incorporation (Incorporated by reference to Exhibit (1) to Post-Effective Amendment No. 21, Filed on
         May 15, 1995 (File Nos. 033-16905, 811-05309)).

(a)(2)   Articles Supplementary, designating new series and new share classes
         (Incorporated by reference to Exhibit (1) to Post-Effective Amendment
         No. 36, Filed on April 15, 1998 (File Nos. 033-16905, 811-05309)).

(a)(3)   Articles Supplementary, designating new series and new share classes
         (Incorporated by reference to Exhibit (a)(2) to Post-Effective
         Amendment No. 54, Filed on June 27, 2001 (File Nos. 033-16905,
         811-05309)).

(a)(4) Articles Supplementary, designating new series (Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 61, Filed on April 30, 2002 (File Nos. 033-16905, 811-05309)).

(a)(5) Articles Supplementary designating new series (Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 65, Filed on October 24, 2002 (File Nos. 033-16905, 811-05309)).

(a)(6) Articles Supplementary designating new series (Incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 66, Filed on January 28, 2003 (File Nos. 033-16905, 811-05309)).

(a)(7) Articles Supplementary decreasing authorizations of specified classes and series and decreasing total authorized shares (Incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 70, filed on June 30, 2004 (File nos. 033-16905, 811-05309)).

(a)(8) Articles Supplementary designating new series (Incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 72, filed on September 24, 2004 (File Nos. 033-16905, 811-05309)).

(a)(9) Articles Supplementary designating new series (Incorporated by reference to Exhibit (a)(9) to Post-Effective Amendment No. 84, filed on December 20, 2006 (File Nos. 033-16905, 811-05309)).

(b)      Bylaws, as amended.*

(c)      Not applicable.

(d)(1)   Investment Advisory Agreement dated April 2, 1991, between the
         Registrant and First Bank National Association (Incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 73, Filed on December 2, 2004 (File Nos. 033-16905, 811-05309)).

(d)(2)   Supplement dated as of December 31, 1993 to Investment Advisory
         Agreement relating to authority to appoint a subadviser to International Fund (Incorporated by reference to Exhibit


         (d)(2) to Post-Effective Amendment No. 73, Filed on December 2, 2004
         (File Nos. 033-16905, 811-05309)).

(d)(3) Assignment and Assumption Agreement dated May 2, 2001, relating to assignment of Investment Advisory Agreement to U.S. Bancorp Piper
         Jaffray Asset Management, Inc. (Incorporated by reference to Exhibit
         (d)(3) to Post-Effective Amendment No. 73, Filed on December 2, 2004
         (File Nos. 033-16905, 811-05309)).

(d)(4)   Exhibit A to Investment Advisory Agreement, effective December 5, 2006
         (Incorporated by reference to Exhibit (d)(4) to Post-Effective
         Amendment No. 84, filed on December 20, 2006 (File Nos. 033-16905,
         811-05309)).

(d)(5)   Expense Limitation Agreement between Registrant and FAF Advisors,
         Inc., dated February 28, 2007, effective through February 29, 2008.*

(d)(6)   Sub-Advisory Agreement dated December 9, 2004, by and among Registrant,
         FAF Advisors, Inc. and J.P. Morgan Investment Management Inc. with respect to International Fund (Incorporated by reference to Exhibit
         (d)(6) to Post-Effective Amendment No. 74, Filed on January 31, 2005
         (File Nos. 033-16905, 811-05309)).

(d)(7)   Sub-Advisory Agreement dated November 27, 2006, by and between FAF
         Advisors, Inc. and Altrinsic Global Advisors, LLC with respect to
         International Select Fund (Incorporated by reference to Exhibit (d)(6) to Post-Effective Amendment No. 84, filed on December 20, 2006 (File
         Nos. 033-16905, 811-05309)).

(d)(8)   Sub-Advisory Agreement dated November 27, 2006, by and between FAF
         Advisors, Inc. and Hansberger Global Investors, Inc. with respect to
         International Select Fund (Incorporated by reference to Exhibit (d)(7) to Post-Effective Amendment No. 84, filed on December 20, 2006 (File
         Nos. 033-16905, 811-05309)).

(d)(9)   Sub-Advisory Agreement dated November 27, 2006, by and between FAF
         Advisors, Inc. and Lazard Asset Management LLC with respect to
         International Select Fund (Incorporated by reference to Exhibit (d)(8) to Post-Effective Amendment No. 84, filed on December 20, 2006 (File
         Nos. 033-16905, 811-05309)).

(e)(1)   Distribution Agreement between the Registrant and Quasar Distributors,
         LLC, effective September 19, 2006 (Incorporated by reference to Exhibit
         (e)(1) to Post-Effective Amendment No. 82, Filed on October 30, 2006
         (File Nos. 033-16905, 811-05309)).

(e)(2) Form of Dealer Agreement (Incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 80, Filed on August 31, 2006 (File Nos.
         033-16905, 811-05309)).

(f)(1)   Deferred Compensation Plan for Directors Trust Agreement dated January
         1, 2000, as amended February 2005 (Incorporated by reference to Exhibit
         (f)(1) to Post-Effective Amendment No. 76, filed May 13, 2005 (File
         Nos. 033-16905, 811-05309)).

(f)(2)   Deferred Compensation Plan for Directors Trust Agreement, Amended
         Summary of Terms dated February 2005 (Incorporated by reference to Exhibit (f)(2) to Post-Effective Amendment No. 76, filed May 13, 2005
         (File Nos. 033-16905, 811-05309)).

(g)(1)   Custodian Agreement dated July 1, 2006, between the Registrant and U.S.
         Bank National Association (Incorporated by reference to Exhibit (g)(1) to Post-Effective Amendment No. 80, Filed on August 31, 2006 (File Nos.
         033-16905, 811-05309)).

(g)(2)   Custodian Agreement dated July 1, 2005, by and between Registrant and
         State Street Bank and Trust Company with respect to International Fund
         (Incorporated by reference to Exhibit (g)(5) to Post-Effective
         Amendment No. 77, Filed on August 3, 2005 (File Nos. 033-16905,
         811-05309)).

(g)(3) Letter Amendment dated November 21, 2006 to the Custodian Agreement dated July 1, 2005 by and between Registrant and State Street Bank and
         Trust Company with respect to International Select Fund (Incorporated by reference to Exhibit (g)(3) to Post-Effective Amendment No. 84, filed on December 20, 2006 (File Nos. 033-16905, 811-05309)).

(h)(1) Administration Agreement dated July 1, 2006, by and between Registrant and FAF Advisors, Inc. (Incorporated by reference to Exhibit (h)(1) to
         Post-Effective Amendment No. 80, Filed on August 31, 2006 (File Nos.
         033-16905, 811-05309)).

(h)(2)   Schedule A to Administration Agreement dated July 1, 2006 between
         Registrant and FAF Advisors, Inc. (Incorporated by reference to Exhibit
         (h)(2) to Post-Effective Amendment No. 80, Filed on August 31, 2006
         (File Nos. 033-16905, 811-05309)).

(h)(3)   Sub-Administration Agreement dated July 1, 2005, by and between FAF
         Advisors, Inc. and U.S. Bancorp Fund Services, LLC (Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 77, Filed on August 3, 2005 (File Nos. 033-16905, 811-05309)).

(h)(4) Transfer Agent and Shareholder Servicing Agreement dated July 1, 2006, by and among Registrant, and U.S. Bancorp Fund Services, LLC.*

(i)      Opinion and Consent of Dorsey & Whitney LLP dated February 28, 2007.*

(j)      Consent of Ernst & Young LLP.*

(k)      Not applicable.

(l)      Not applicable.

(m) Amended and Restated Distribution and Service Plan for Class A, B, C, and R shares, effective September 19, 2006 (Incorporated by reference to Exhibit (m)(1) to Post-Effective Amendment No. 82, Filed on October
         30, 2006 (File Nos. 033-16905, 811-05309)).

(n) Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3, effective December 5, 2006 (Incorporated by reference to Exhibit (n) to
         Post-Effective Amendment No. 84, filed on December 20, 2006 (File Nos.
         033-16905, 811-05309)).

(o)      Reserved.

(p)(1)   First American Funds Code of Ethics adopted under Rule 17j-1 of the
         Investment Company Act of 1940 and Section 406 of the Sarbanes-Oxley
         Act, effective April 14, 2005 (Incorporated by reference to Exhibit
         (p)(1) to Post-Effective Amendment No. 80, Filed on August 31, 2006
         (File Nos. 033-16905, 811-05309)).

(p)(2)   FAF Advisors, Inc. Code of Ethics adopted under Rule 17j-1 of the
         Investment Company Act of 1940, effective January 16, 2007.*

(p)(3)   J.P. Morgan Investment Management Inc. Code of Ethics adopted under
         Rule 17j-1 of the Investment Company Act of 1940, effective February 1,
         2005, revised September 29, 2005 (Incorporated by reference to Exhibit
         (p)(3) to Post-Effective Amendment No. 80, Filed on August 31, 2006
         (File Nos. 033-16905, 811-05309)).

(p)(4) Altrinsic Global Advisors, LLC Code of Ethics adopted under Rule 17j-1 of the Investment Company Act of 1940, effective November 1, 2004, as amended December 1, 2005, March 1, 2006, May 3, 2006, and January 1,
         2007.*

(p)(5)   Hansberger Global Investors, Inc. Code of Ethics adopted under Rule
         17j-1 of the Investment Company Act of 1940, as amended February 23,
         2006 (Incorporated by reference to Exhibit (p)(5) to Post-Effective
         Amendment No. 84, filed on December 20, 2006 (File Nos. 033-16905,
         811-05309)).

(p)(6) Lazard Asset Management LLC Code of Ethics adopted under Rule 17j-1 of the Investment Company Act of 1940, as amended February 2006
         (Incorporated by reference to Exhibit (p)(6) to Post-Effective
         Amendment No. 84, filed on December 20, 2006 (File Nos. 033-16905,
         811-05309)).

(p)(7)   Quasar Distributors, LLC Code of Ethics adopted under Rule 17j-1 of the
         Investment Company Act of 1940, effective September 1, 2005
         (Incorporated by reference to Exhibit (p)(4) to Post-Effective
         Amendment No. 79, Filed on December 27, 2005 (File Nos. 033-16905,
         811-05309)).

(q)      Power of Attorney dated February 20, 2007.*

*    Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Not applicable.

ITEM 25. INDEMNIFICATION

     The Registrant's Articles of Incorporation and Bylaws provide that each present or former director, officer, agent and employee of the Registrant or any predecessor or constituent corporation, and each person who, at the request of the Registrant, serves or served another business enterprise in any such capacity, and the heirs and personal representatives of each of the foregoing shall be indemnified by the Registrant to the fullest extent permitted by law against all expenses, including without limitation amounts of judgments, fines, amounts paid in settlement, attorneys' and accountants' fees, and costs of litigation, which shall necessarily or reasonably be incurred by him or her in connection with any action, suit or proceeding to which he or she was, is or shall be a party, or with which he or she may be threatened, by reason of his or her being or having been a director, officer, agent or employee of the Registrant or such predecessor or constituent corporation or such business enterprise, whether or not he or she continues to be such at the time of incurring such expenses. Such indemnification may include without limitation the purchase of insurance and advancement of any expenses, and the Registrant shall be empowered to enter into agreements to limit the liability of directors and officers of the Registrant. No indemnification shall be made in violation of the General Corporation Law of the State of Maryland or the Investment Company Act of 1940 (the "1940 Act"). The Registrant's Articles of Incorporation and

Bylaws further provide that no director or officer of the Registrant shall be liable to the Registrant or its stockholders for money damages, except (i) to the extent that it is proved that such director or officer actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property or services actually received, or (ii) to the extent that a judgment or other final adjudication adverse to such director or officer is entered in a proceeding based on a finding in the proceeding that such director's or officer's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The foregoing shall not be construed to protect or purport to protect any director or officer of the Registrant against any liability to the Registrant or its stockholders to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such office. The Registrant undertakes that no indemnification or advance will be made unless it is consistent with Sections 17(h) or 17(i) of the Investment Company Act of 1940, as now enacted or hereafter amended, and Securities and Exchange Commission rules, regulations, and releases (including, without limitation, Investment Company Act of 1940 Release No. 11330, September 2, 1980). Insofar as the indemnification for liability arising under the Securities Act of 1933, as amended, (the "1933 Act") may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act, as amended, and will be governed by the final adjudication of such issue. The Registrant maintains officers' and directors' liability insurance providing coverage, with certain exceptions, for acts and omissions in the course of the covered persons' duties as officers and directors.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Information on the business of the Registrant's investment adviser, FAF Advisors, Inc. (the "Manager"), is described in the section of each series' Statement of Additional Information, filed as part of this Registration Statement, entitled "Investment Advisory and Other Services." The directors and officers of the Manager are listed below, together with their principal occupation or other positions of a substantial nature during the past two fiscal years.

     Thomas S. Schreier, Jr., President and Chief Executive Officer and chair of Board of Directors, FAF Advisors, Inc. ("FAF Advisors"), Minneapolis, MN (May 2001 to present); President, First American Investment Funds, Inc. ("FAIF"), First American Funds, Inc. ("FAF"), First American Strategy Funds, Inc. ("FASF"), and eight closed-end funds advised by FAF Advisors--American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. - II, American Strategic Income Portfolio Inc. - III, American Select Portfolio Inc., American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio Inc., First American Minnesota Municipal Income Fund II, Inc., and American Income Fund, Inc. collectively referred to as the First American Closed-End Funds ("FACEF"), Minneapolis, MN (February 2001 to present); President, Mount Vernon Securities Lending Trust, Minneapolis, MN (October 2005 to present).

     Mark S. Jordahl, Chief Investment Officer and director on Board of Directors, FAF Advisors, Minneapolis, MN (July 2001 to present); Vice President
- Investments, FAIF, FAF, FASF, and FACEF,

Minneapolis, MN (September 2001 to present); Vice President - Investments, Mount Vernon Securities Lending Trust, Minneapolis, MN (October 2005 to present).

     Charles R. Manzoni, Jr., General Counsel and Secretary and director on Board of Directors, FAF Advisors, Minneapolis, MN (June 2004 to present).

     Joseph M. Ulrey, III, Chief Financial Officer and director on Board of Directors, FAF Advisors, Minneapolis, MN (December 2004 to present); Interim Chief Operating Officer, Shareholder Services and Fund Treasurer (April 2004 to December 2004).

     Charles D. Gariboldi, Jr., Treasurer, FAF Advisors, Minneapolis, MN (October 2004 to present); Treasurer, FAIF, FAF, FASF, and FACEF, Minneapolis, MN (December 2004 to present); Treasurer, Mount Vernon Securities Lending Trust, Minneapolis, MN (October 2005 to present); Vice President, Investment Accounting and Fund Treasurer, Thrivent Financial for Lutherans, Minneapolis, MN (1999 to October 2004).

     David H. Lui, Chief Compliance Officer, FAF Advisors, Minneapolis, MN (March 2005 to present); Chief Compliance Officer, FAIF, FAF, FASF, and FACEF, Minneapolis, MN (February 2005 to present); Chief Compliance Officer, Mount Vernon Securities Lending Trust, Minneapolis, MN (October 2005 to present); Chief Compliance Officer, Franklin Advisers, Inc. and Chief Compliance Counsel, Franklin Templeton Investments, San Mateo, CA (2004 to February 2005); Head of Institutional Compliance and Chief Compliance Counsel, Charles Schwab & Co., Inc., San Francisco, CA (1992 to 2004).

     Jason K. Mitchell, Anti-Money Laundering Officer, FAF Advisors, Minneapolis, MN (September 2006 to present); Anti-Money Laundering Officer, FAIF, FAF, FASF, FACEF, and Mount Vernon Securities Lending Trust, Minneapolis, MN (September 2006 to present); Compliance Manager, FAF Advisors, Minneapolis, MN (June 2006 to September 2006); Compliance Analyst, FAF Advisors, Minneapolis, MN (October 2004 to June 2006).

     John P. Kinsella, Senior Vice President and Director of Tax, FAF Advisors, Minneapolis, MN (February 2003 to present).

ITEM 27. PRINCIPAL UNDERWRITERS

     Registrant's distributor, Quasar Distributors, LLC (the "Distributor") acts as principal underwriter and distributor for the following investment companies:

AIP Alternative Strategies Funds
AIP - Variable Insurance Trust
Akros Absolute Return Fund
Al Frank Funds
Allied Asset Advisors Funds
Alpine Equity Trust
Alpine Income Trust
Alpine Series Trust
American Trust Allegiance Fund
Appleton Group
Ascentia Long/Short Fund
Brandes Investment Trust
Brandywine Blue Funds, Inc.
Brazos Mutual Funds
Bridges Investment Fund, Inc.
Buffalo Funds
Capital Advisors Funds
CastleRock Fund
Chase Funds
Cookson Peirce
Counterpoint Select Fund
Country Funds
Cullen Funds
Duncan-Hurst Funds
Edgar Lomax Value Fund
Everest Funds
FFTW Funds, Inc.
FIMCO Funds
First American Funds, Inc.
First American Investment Funds, Inc.
First American Strategy Funds, Inc.
Fort Pitt Capital Group, Inc.
Fund X Funds
Geneva Advisors
Glenmede Fund, Inc.
Glenmede Portfolios
Greenspring Fund
Greenville Small Cap Growth Fund
Guinness Atkinson Funds
Harding Loevner Funds
Hennessy Funds, Inc
Hennessy Mutual Funds, Inc.
Hester Total Return Fund
High Pointe Funds
Hodges Fund
Hotchkis and Wiley Funds
Intrepid Capital Management
Jacob Internet Fund Inc.
Jensen Portfolio
Julius Baer Funds
Kensington Funds
Keystone Mutual Funds
Kiewit Investment Fund L.P.
Kirr Marbach Partners Funds, Inc
Leader Short Term Bond Fund
Lighthouse Capital Management
LKCM Funds
Masters' Select Fund Trust
Matrix Asset Advisors, Inc.
McCarthy Fund
Monetta Fund, Inc.
Monetta Trust
MP63 Fund
Muhlenkamp (Wexford Trust)
Mutuals.com
Mutuals.com Vice Fund
Nicholas Funds
Osterweis Funds
Perkins Capital Management
Permanent Portfolio Funds
Perritt Opportunities Funds
Phocas Financial Funds
PIA Funds
PIC Funds
Portfolio 21
Primecap Odyssey Funds
Prudent Bear Funds, Inc.
Purisima Funds
Quaker Investment Trust
Rainier Funds
Rigel Capital, LLC
Rockland Small Cap Growth Fund
Skyhawk Small Cap Fund
Snow Fund
Stephens Management Co.
Structured Investment Fund
Summit Funds
Teberg Fund
Thompson Plumb (TIM)
TIFF Investment Program, Inc.
Tygh Capital Management
Villere Fund
Women's Equity Fund
WY Funds

The board members and officers of Quasar Distributors, LLC and their positions or offices with the Registrant are identified in the following table. Unless otherwise noted, the business address for each board member or officer is Quasar Distributors, LLC 615 East Michigan Street, Milwaukee, WI 53202.

                              POSITION AND OFFICES WITH      POSITION AND OFFICES WITH
NAME                                 UNDERWRITER                     REGISTRANT
----                        ------------------------------   -------------------------
James R. Schoenike          President, Board Member          None

Joe D. Redwine              Board Member                     None

Robert Kern                 Board Member                     None
777 East Wisconsin Avenue
Milwaukee, WI 53202

Eric W. Falkeis             Board Member                     None
777 East Wisconsin Avenue
Milwaukee, WI 53202

Susan L. La Fond            Financial Operations Principal   None

Andrew M. Strnad            Secretary                        None

Teresa Cowan                Assistant Secretary              None

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books, and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by FAF Advisors, Inc., 800 Nicollet Mall, Minneapolis, Minnesota, 55402, and U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

ITEM 29. MANAGEMENT SERVICES

     Not applicable.

ITEM 30. UNDERTAKINGS

     Not applicable.

                                   SIGNATURES

     As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to its Registration Statement Nos. 033-16905 and 811-05309 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on the 28th day of February 2007.

                                        FIRST AMERICAN INVESTMENT FUNDS, INC.


                                        By: /s/ Thomas S. Schreier, Jr.
                                            ------------------------------------
                                            Thomas S. Schreier, Jr.
                                            President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacity indicated and on February 28, 2007.

              SIGNATURE                             TITLE
              ---------                             -----


/s/ Thomas S. Schreier, Jr.
-------------------------------------
Thomas S. Schreier, Jr.                           President


/s/ Charles D. Gariboldi, Jr.
-------------------------------------         Treasurer (principal
Charles D. Gariboldi, Jr.                financial/accounting officer)


                  *
-------------------------------------
Benjamin R. Field, III                             Director


                  *
-------------------------------------
Victoria J. Herget                                 Director


                  *
-------------------------------------
Roger A. Gibson                                    Director


                  *
-------------------------------------
John P. Kayser                                     Director


                  *
-------------------------------------
Leonard W. Kedrowski                               Director


                  *
-------------------------------------
Richard K. Riederer                                Director


                  *
-------------------------------------
Joseph D. Strauss                                  Director


                  *
-------------------------------------
Virginia L. Stringer                               Director


                  *
-------------------------------------
James M. Wade                                      Director

* Richard J. Ertel, by signing his name hereto, does hereby sign this document on behalf of each of the above-named Directors of First American Investment Funds, Inc. pursuant to the powers of attorney duly executed by such persons.


By: /s/ Richard J. Ertel                       Attorney-in-Fact
    ---------------------------------
    Richard J. Ertel

                                INDEX TO EXHIBITS

EXHIBIT NUMBER   NAME OF EXHIBIT
--------------   ---------------
(b)              Bylaws, as amended

(d)(5)           Expense Limitation Agreement

(h)(4)           Transfer Agency Agreement

(i)              Opinion and Consent of Dorsey & Whitney LLP

(j)              Consent of Ernst & Young LLP

(p)(2)           Code of Etihcs - FAF Advisors, Inc.

(p)(4)           Code of Ethics - Altrinsic Global Advisors, LLC

(q)              Power of Attorney